As filed with the U.S. Securities and Exchange Commission on April 22, 2022

Registration Nos. 033-54662; 811-05006

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 45

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940

Amendment No. 36

Penn Mutual Variable Life Account I

(Exact name of trust)

THE PENN MUTUAL LIFE INSURANCE COMPANY

(Name of depositor)

600 Dresher Road

Horsham, Pennsylvania 19044

(Complete address of depositor’s principal executive offices)

Ann-Marie Mason

Chief Legal Officer

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

(Name and complete address of agent for service)

Copy to:

Christopher D. Menconi

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.
☒	On May 1, 2022 pursuant to paragraph (b) of Rule 485.
☐	60 days after filing pursuant to paragraph (a) of Rule 485.
☐	On (date) pursuant to paragraph (a) of Rule 485.

Prospectus Penn Mutual Variable Life Account I Cornerstone Variable Universal Life Insurance IV    May 1, 2021

PROSPECTUS

FOR

CORNERSTONE VUL IV

a flexible premium variable life insurance policy issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

of

The Penn Mutual Life Insurance Company

PO Box 178, Philadelphia, Pennsylvania 19105

800-523-0650

May 1, 2022

This prospectus describes the Cornerstone Variable Universal Life Insurance policy (the “Policy”), an individual, flexible premium adjustable variable universal life insurance policy issued by The Penn Mutual Life Insurance Company (the “Company”). The Policy provides life insurance and a cash surrender value that varies with the investment performance of one or more of the funds that you select. The available funds are listed in Appendix A to this prospectus. The Policy also provides a fixed account in which amounts may be held to accumulate interest. The life insurance (or death benefit) provided under the Policy will never be less than the amount specified in the Policy. The Policy described in this Prospectus is not available in New York.

Right to Cancel. If you are a new purchaser of a policy, you may cancel your policy within 10 days of receiving it without paying fees or penalties. In some states, this “Free Look” or cancellation period may be longer. If you cancel your Policy, in most states you will receive your policy value, plus any premium charge and monthly deductions (minus any loans and accrued loan interest). In some states, you will receive a full refund of the amount of any premiums you have paid. You should review this prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of this security or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

GUIDE TO READING THIS PROSPECTUS (TABLE OF CONTENTS)

This prospectus contains information that you should know before you buy the Cornerstone Variable Universal Life Insurance policy (the “Policy” or “Cornerstone VUL”) described in this prospectus or exercise any of your rights under the Policy. The purpose of this prospectus is to provide information on the essential features and provisions of the Policy and the investment options available under the Policy. When you receive your Policy, read it carefully for more information about your rights and obligations under the Policy.

The prospectus is arranged as follows:

•	Pages 5 to 8 provide a table summarizing key information about the Policy.

•	Pages 9 to 12 provide an overview of important features and benefits and other information.

•	Pages 13 to 21 include tables showing fees and charges under the Policy.

•	Pages 22 to 25 summarize the principal risks of investing in the Policy.

•	Pages 26 to 69 provide additional, more detailed information about the Policy, in question and answer format.

•

Pages 69 to 73 provide information about The Penn Mutual Life Insurance Company (“Penn Mutual,” or the “Company”), the Penn Mutual Variable Life Account I (the “Separate Account”) and the underlying variable investment options (“Variable Investment Options”).

•

Appendix A at the end of this prospectus lists the mutual funds that are available in the Variable Investment Options (the “Funds”), including information regarding their expenses and past investment performance.

•	Appendix B at the end of this prospectus describes the fixed account investment options (the “Fixed Interest Options”) available under the Policy.

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The prospectuses of the available Funds contain important information that you should know about the investments that may be made under the Policy. You should read the fund prospectuses carefully before you invest. You can obtain the fund prospectuses by calling 1-800-523-0650 or by sending an email request to FundOperations@pennmutual.com.

This prospectus (and the life insurance policy) is not considered an offering in any jurisdiction where such offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any supplements to them, or in any other sales material we authorize.

DEFINITIONS

More detailed information concerning the terms defined below is in the appropriate sections of the Prospectus.

Cash Surrender Value:  The policy value, less any surrender charges that may apply.

Company:  The Penn Mutual Life Insurance Company. Also referred to as “We,” “our,” and “us,” or “Penn Mutual.”

Fixed Interest Options.  There are two Fixed Interest Options under the Policy: the fixed account and the fixed dollar cost averaging account. These are both part of the Company’s general account assets.

Funds:  The mutual funds that are available for investment through the Variable Investment Options of the Separate Account.

General Account:  All of our general assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. These assets are subject to the claims of our general creditors.

Investment Options:  Policy investment options that consist of the Variable Investment Options and the Fixed Interest Options.

Monthly Deduction:  The charges we deduct from your policy value each month, including the Cost of Insurance Charge, the Mortality and Expense Risk Face Amount Charge, the Mortality and Expense Risk Asset Charge, the Administrative Charges, and any applicable Optional Supplemental Agreement Charges.

Net Amount at Risk:  The difference between the death benefit and the policy value.

Net Cash Surrender Value:  The policy value, less any surrender charges that may apply, less any outstanding loans and accrued loan interest. This is the amount we will pay you if you surrender your policy.

Net Policy Value:  The policy value, less any Policy Debt.

Net Premium:  The balance of a premium payment after deduction of the percent of premium charge.

Policy Debt:  Any outstanding policy loans plus any loan interest due or accrued.

Policy Specifications Page:  The Policy Specifications Page contains your policy’s individual specifications.

Policy Value:  The total value of your policy, which is the sum of the values in the Variable Investment Options, the Fixed Interest Options and the policy loan account. At any time, your policy value is equal to: the net premiums you have paid (your premiums less the percent of premium charges); plus or minus the investment results in the part of your policy value (if any) allocated to the Variable Investment Options; plus interest credited to the part of your policy value (if any) allocated to the Fixed Interest Options; minus policy charges we deduct; and minus partial surrenders you have made. Policy loans may also affect your policy value.

Separate Account:  Penn Mutual Variable Life Account I of Penn Mutual, a segregated asset account of the Company. The Separate Account is divided into subaccounts that correspond to the Variable Investment Options. Each subaccount corresponds to, and invests exclusively in, a particular Fund.

Specified Amount:  The dollar amount of life insurance under the Policy as selected by the policy owner. It equals the initial specified amount shown on the Policy Specifications Page, plus any increases and minus any decreases made to the initial specified amount.

Variable Investment Options.  The subaccounts of the Separate Account, each of which invests exclusively in a specified Fund.

We (Our, Us):  The Penn Mutual Life Insurance Company (the “Company”).

You, Your:  The policy owner, who can make decisions regarding allocation of net premiums, transfers, partial surrenders, surrender, borrowing money, naming beneficiary(ies), electing supplemental agreements, and other matters (all within the policy limits).

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CORNERSTONE VARIABLE UNIVERSAL LIFE INSURANCE POLICY

Fees and Expenses

Charges for Early Withdrawals

If you fully surrender your Policy within 11 years following your purchase of the policy or within 11 years of an increase in the Specified Amount of insurance under your Policy, you may be assessed a surrender charge equal to (a) plus (b) multiplied by (c), where: (a) is 25% of the lesser of (i) the sum of all premiums paid, and (ii) the maximum surrender charge premium (which is an amount calculated separately for each Policy); (b) is an administrative charge based on the initial amount of insurance and the insured’s age at the issue date (ranging from $1.00 for attained ages 9 and under to $7.00 for attained ages 60 and over, per $1,000 of initial Specified Amount of insurance); and (c) is the applicable surrender factor in which the policy year is determined. The surrender charge premium is a maximum of $50 per $1000 of the Specified Amount. The surrender factor is equal to 1.00 in the first seven (7) years of coverage and grades to 0.20 in the 11th year.

For example, if you were to surrender your Policy during the first year after your Policy purchase (and your total premiums paid were $100,000 and your Specified Amount is $500,000), then you could be assessed a surrender charge of up to $9,750.

For more detailed information, see Table of Fees and Expenses; What Are the Fees and Charges Under the Policy?

Transaction Charges

In addition to the surrender charge for Policy surrenders, you may be charged for other transactions. These include a Percent of Premium Charge (deducted from each premium) and a partial surrender charge. A surrender charge will also be deducted if you increase the Specified Amount of the life insurance death benefit and fully surrender your policy within 11 years of such increase.

We reserve the right to impose transfer charges (when you transfer policy value between investment options), but we currently do not impose these charges. We may also impose charges if you exercise certain supplemental agreement benefits.

For more detailed information, see Table of Fees and Expenses; What Are the Fees and Charges Under the Policy?

Ongoing Fees and Expenses

In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses (usually deducted on a monthly basis).

Some of these charges, such as the monthly Cost of Insurance Charge, the Mortality and Expense Risk Face Amount Charge, and certain supplemental agreement charges (for supplemental benefits), are set based on individual characteristics of the insured (e.g., age, sex, and rating classification).

Other ongoing charges include the monthly Mortality and Expense Risk Asset Charge, loan interest, Administrative Charge and certain other agreement charges. Please refer to the Policy Specifications Page for rates and the specific fees applicable to your Policy.

Investors will also bear expenses associated with the Funds, as shown in the following table, which shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2021.

	Total Annual Operating Expenses (expenses that are deducted from Fund assets)
	Annual Fee	Minimum	Maximum

	Variable Investment Options (Fund fees and expenses)	0.34%	1.25%

	For more detailed information, see Table of Fees and Expenses; What Are the Fees and Charges Under the Policy?

Risks

Risk of Loss

You can lose money by investing in this Policy, including loss of your premiums (principal).

For more detailed information, see Summary of Principal Risks of Investing in the Policy; What is the Value of My Policy?

Not a Short-Term Investment

This Policy is not designed for short- term investing and is not appropriate for an investor who needs ready access to cash.

The Policy is designed to provide a life insurance benefit or to help meet other long- term financial objectives. Substantial fees, expenses, and tax implications generally make variable life insurance unsuitable as a short-term savings vehicle. Additionally, the Policy limits your ability to withdraw a portion of the policy value (also called cash value) through partial surrenders or loans; you cannot access more than your net cash surrender value (the policy value less the surrender charge and less any outstanding policy loan).

For more detailed information, see Summary of Principal Risks of Investing in the Policy.

Risks Associated with Investment Options

•   An investment in this Policy is subject to the risk of poor investment performance of the Funds you choose, and the value of an investment can vary depending on the performance of the Funds.

•   Each investment option (the Funds and the Fixed Interest Options) has its own unique risks. The performance of the Funds will vary, and some are riskier than others.

•   A discussion of the risks of allocating your premiums or policy value to one or more Funds can be found in the prospectuses for the Funds. You should review the prospectuses for the Funds before making an investment decision.

•   Premiums and policy value allocated to the fixed account may be kept there for an extended period of time due to restrictions on transfers out of the fixed account.

For more detailed information, see Summary of Principal Risks of Investing in the Policy; Appendix A — Funds Available Under the Policy.

Insurance Company Risks

An investment in the Policy is subject to the risks related to The Penn Mutual Life Insurance Company (the Company), including:

•   Any obligations, guarantees, and benefits of the Policy (including the Fixed Interest Options), are subject to the claims-paying ability and financial strength of the Company.

•   There are risks relating to the Company’s administration of the Policy, including cybersecurity and infectious disease outbreak risks.

•   If the Company experiences financial distress, it may not be able to meet its obligations to you.

•   More information about the Company, including its financial strength ratings, is available upon request from the Company at 1-800-523-0650.

For more detailed information, see The Penn Mutual Life Insurance Company; Financial Statements; Summary of Principal Risks of Investing in the Policy — Insurance Company Risks; Other Information.

Policy Lapse

Your Policy will remain in force for the first five (5) policy years, regardless of investment performance and your net cash surrender value, if the total premiums you have paid, less any partial surrenders you made, equal or exceed the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force. Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee.

•   After the first five years, your Policy can lapse even if you pay all of the planned premiums on time.

•   When a Policy lapses, it has no value, and no benefits are paid upon the death of the insured. You will also lose the principal invested.

•   A Policy can lapse if the net cash surrender value is insufficient to pay the Policy charges. This can happen due to insufficient premium payments, poor investment performance, partial surrenders, unpaid loans or loan interest, and Policy charges (including increases in those charges).

•   The larger a Policy loan becomes relative to the policy’s cash surrender value, the greater the risk that the Policy’s net cash surrender value will not be sufficient to support the Policy’s charges, including any loan interest due, and the greater the risk of the Policy lapsing.

•   A Policy lapse may have tax consequences.

The Guaranteed Continuation of Policy Agreement can prevent the Policy from lapsing if the five-year no lapse feature is not in effect.

For more detailed information, see Summary of Principal Risks of Investing in the Policy; What Payments Must I Make Under the Policy? — Lapse and Reinstatement; What Are the Supplemental Agreements and Benefits That Are Available? — Guaranteed Continuation of Policy Agreement.

Restrictions

Investments

•   You can allocate your net premiums to the Variable Investment Options (that invest in the Funds) and the Fixed Interest Options.

•   The minimum amount that you can transfer generally is $250 (or the amount held under the Investment Options from which you are making the transfer, if less).

•   If less than the full amount held under an Investment Option is transferred, the amount remaining under the Investment Option must be at least $250.

•   The Company reserves the right to defer transfers under certain conditions.

•   Transfers may not be made during the “free look” period.

•   Transfers may be made from the fixed account only during a 30-day period following the end of each policy year; the maximum amount that may be transferred out of the fixed account is limited to the greater of $5,000 or 25% of the accumulated value of the fixed account.

•   The amount that may be transferred excludes any amount held in the policy loan account.

•   The Company reserves the right to remove or substitute any of the Funds as investment options that are available under the policy.

•   In addition, we may limit your ability to make transfers involving the Variable Investment Options if a transfer may disadvantage or potentially harm or hurt the rights or interests of other policy owners.

•   We will also reject or reverse a transfer request if for any reason any of the Funds do not accept the purchase of its shares.

For more detailed information, see How Are Amounts Credited to the Separate Account?; How Can I Change the Policy’s Investment Allocations?

Optional Benefits

•   A change in Specified Amount; the addition, deletion, or change of any supplemental agreements; or a change in the insured’s rate class may impact the Guaranteed Continuation of Policy Agreement, and may require the payment of additional premiums to maintain the agreement’s guarantee.

•   We may stop offering an optional benefit at any time.

For more detailed information, see What Are the Supplemental Agreements and Benefits That Are Available?

Taxes

Tax Implications

•   Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.

•   If you purchase the Policy through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax benefit.

•   Earnings on your Policy (if any) are taxed when you withdraw them (or if a Policy loan is not repaid), at ordinary income tax rates, and may be subject to a tax penalty before age 59 1/2.

For more detailed information, see Summary of Principal Risks of Investing in the Policy — Tax Risks; How Is the Policy Treated Under Federal Income Tax Law?

Conflicts of Interest

Financial Professionals Compensation

Your financial professional may receive compensation for selling this Policy to you, in the form of commissions, asset-based compensation, allowances for expenses, and other compensation programs, and the Company may share the revenue it earns on this Policy with the professional’s firm. (Your financial professional may be your broker, investment adviser, insurance agent, or someone else).

For these reasons, these financial professionals may have a financial incentive to recommend this Policy over another policy or investment.

For more detailed information, see Distribution Arrangements.

Exchanges

Some financial professionals may have a financial incentive to offer you a new policy in place of the one you own. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing policy.

For more detailed information, see What Payments Must I Make Under the Policy? — Tax-Free “Section 1035” Insurance Policy Exchanges.

OVERVIEW OF THE CORNERSTONE VARIABLE UNIVERSAL LIFE INSURANCE POLICY

The following provides an overview of the Policy’s primary features. Please read the full descriptions in the rest of this prospectus, and your Policy, for more information regarding these features and other provisions of the Policy.

1.	Purpose of the Policy

This Policy provides permanent life insurance coverage with the potential for tax- deferred cash value (policy value) accumulation. The Policy is offered by Penn Mutual. The Policy offers (1) life insurance protection, (2) flexible premium payments, (3) a net cash surrender value that you can access through partial surrenders and loans, (4) the ability to invest in a variety of Variable Investment Options and the fixed account, (5) the ability to transfer among these options tax-free, and (6) optional benefit agreements. The Policy is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle. Please read the entire prospectus before you invest.

2.	Premiums

Amounts you pay to us under your Policy are called premiums or premium payments. Policy premium payments are flexible; other than the required initial minimum premium payment, you can select the time and amount of premiums you pay, within limits.

You choose in your application how often to pay planned premiums — annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay Policy charges. See “What Payments Must I Make Under the Policy? — Five Year No-Lapse Feature, Lapse and Reinstatement”; and “What Are the Supplemental Agreements and Benefits That Are Available? — Guaranteed Continuation of Policy Agreement” in this prospectus. Additional or unplanned premiums may be paid in any amount and at any time. A premium may not be less than the minimum shown in your policy (generally at least $25).

Although you may have a schedule of planned premiums, your Policy can lapse even if you pay all of the planned premiums on time (unless Five Year No-Lapse Feature and/or the Guaranteed Continuation of Policy Agreement are in effect). This can happen because the investment performance of the Variable Investment Options you have allocated premiums or policy value to has been poor, because of charges we deduct, because of partial surrenders you take, or because of a combination of these factors has caused the net cash surrender value of your Policy to be insufficient to pay the policy charges (including payment of interest on any loan that may be outstanding under the Policy). When a Policy lapses, it terminates and has no value, and no benefits are paid upon the death of the insured. You also lose the principal invested.

To qualify your Policy as life insurance under the Internal Revenue Code of 1986, as amended (the “IRC” or “Code”), federal tax law limits the amount of premium payments you may make in relation to the amount of life insurance provided under the Policy. In addition, we can limit the amount of premium payments and/or require medical insurance underwriting and satisfactory evidence of insurability before we accept additional premiums.

Premiums are allocated among the Variable Investment Options and the Fixed Interest Options according to your instructions. The policy value in the Variable Investment Options will vary up or down with the investment performance of the corresponding underlying mutual funds. Amounts in the Fixed Interest Options are guaranteed and will earn interest declared from time to time by the Company.

3.	Policy Features

The Policy offers a variety of important features and benefits, including the following:

Life Insurance Benefit

The Policy provides life insurance on you or another individual you name. In your application for the Policy, you will tell us how much life insurance coverage you want on the life of the insured person (the “Specified Amount”).

We offer two different types of death benefits under the Policy, Option 1 is a level death benefit option and Option 2 is an increasing death benefit option: Option 1 — the death benefit is the greater of (a) the Specified Amount of insurance, or (b) a percentage of the Policy value (on the date of the insured’s death) equal to the minimum necessary for your Policy to qualify as life insurance under IRC Section 7702 or Option 2 — the death benefit is the greater of (a) the Specified Amount of insurance plus your Policy value on the date of death, or (b) the percentage of the Policy value on the date of the insured’s death. Therefore the death benefit could increase or decrease based on investment performance, but will not be less than the Specified Amount. You can increase or decrease the Specified Amount, subject to certain conditions. While the Policy is in effect, we will pay the beneficiary the death benefit less the amount of any outstanding loan when the insured dies.

Investment Options

The Policy allows you to allocate your policy value to the different Variable Investment Options which each invest in a specified mutual fund portfolio (each, a “Fund”). Your policy value will increase or decrease to reflect the investment performance of the Funds you select; you bear the investment risk and you can lose money invested in the Funds. Appendix A of this prospectus lists the Funds currently available in the Policy and includes additional information about the Funds.

In addition to the Variable Investment Options, the Policy allows you to allocate your policy value to a fixed account. The fixed account is designed to be an investment that provides fixed returns, where the Company pays a fixed rate of interest (that it declares periodically, subject to a minimum) and where the Company bears the investment risk. The Fixed Interest Options are described in Appendix B of this Prospectus.

You can change the Investment Options in which you invest throughout the life of the Policy.

Transfers

Within limitations, you may transfer policy value from one Variable Investment Option to another and to and from the fixed account. In addition, the Policy offers two automated transfer programs — a dollar cost averaging program and an asset rebalancing program.

Policy Value

The policy value includes the amount in the Variable Investment Options, the Fixed Interest Options, and the policy loan account. The value of your Policy will increase or decrease based upon the investment performance of the Variable Investment Options you choose, your premium payments, interest credited to the Fixed Interest Options, any partial surrenders, outstanding loans (including loan interest), and the charges we deduct.

The cash surrender value is the policy value decreased by any surrender charge. The net cash surrender value is the policy value decreased by any outstanding policy loan and less any surrender charge. See “What Is the Value of My Policy?” You may surrender your Policy at any time and you will receive the net cash surrender value.

The policy value of your Policy will vary with the investment performance of the options you select. There is a risk that the investment performance of the Variable Investment Options may be unfavorable or may not perform up to your expectations, which may decrease the amount of your net cash surrender value. If the Variable Investment Options you select for your Policy perform poorly you could lose money, including some or all of the premiums paid. Each Variable Investment Option invests in a different underlying Fund, and a discussion of the investment risks of each of the underlying Funds may be found in the prospectus for each of the Funds. Each underlying Fund has its own investment objective and investment strategy. The performance of each will vary, and some funds are riskier than others. We do not guarantee the investment performance of any of the Variable Investment Options or Funds. You bear the entire investment risk for all amounts allocated to the Variable Investment Options.

Loans

You may take a loan on your Policy. You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. If you take a loan, policy value will be transferred from the Variable Investment Options or the fixed account into the policy loan account. The policy value in the policy loan account does not participate in the investment experience of the Variable Investment Options. Interest on loans will be charged at a fixed loan interest rate of 4.00% and is payable at the end of each policy year. You may repay all or part of a loan at any time.

Policy loans reduce your policy value and death benefit, which may increase the risk your Policy could lapse. Outstanding loans will nullify the no-lapse guarantee of the Policy, and you may need to make additional premium payments or loan repayments to maintain the guarantee. If you take a loan on your policy, you may be subject to tax consequences. See “How Is the Policy Treated Under Federal Income Tax Law?” in this prospectus.

Surrenders and Partial Surrenders

You may surrender your Policy in full at any time. If you do, we will pay you the net cash surrender value (the policy value, less any policy loan outstanding and less any surrender charge that then applies). You may make partial surrenders (subject to limitations) from your net cash surrender value. The minimum partial surrender amount is $250. Note that you do not have access to your full policy value, just the net cash surrender value.

However, the Policy is generally not a liquid investment. Surrender charges will apply during the first 11 policy years (the surrender charge period) and for 11 years after an increase in the Specified Amount. There are limitations on your ability to access your policy value through surrenders and partial surrenders, including surrender charges, partial surrender charges, possible tax consequences, adverse impacts on Policy benefits, increased risk of Policy lapse, and administrative requirements. A partial surrender will reduce your policy value (and therefore your net cash surrender value) by the amount withdrawn, and could reduce your death benefit. If the policy’s net cash surrender value is reduced to a point where it cannot meet the monthly deductions, then your Policy may lapse and terminate.

Free Look Period: ‘Right to Cancel’

You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the free look period. To cancel your Policy, simply deliver or mail the Policy to our office or to our financial professional who delivered the Policy to you.

No-Lapse Guarantee

The Policy includes a Five Year No-Lapse Feature at no additional cost. This guarantee prevents the lapse of the Policy when the net cash surrender value is insufficient to cover the Monthly Deduction for the following month, as long as the No-Lapse Feature is in effect.

Supplemental Agreements — Optional Benefits

The Company offers optional benefits through supplemental agreements that may be added to your Policy (an additional charge applies to some of these agreements). These agreements include an Accidental Death Benefit Agreement, Additional Insured Term Insurance Agreement, Business Accounting Benefit Agreement, Children’s Term Insurance Agreement, Disability Waiver of Monthly Deduction Agreement, Disability Waiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement, Guaranteed Continuation of Policy Agreement, Guaranteed Option to Extend Maturity Date Agreement, Guaranteed Option to Increase Specified Amount Agreement, Guaranteed Withdrawal Benefit Agreement, Return of Premium Term Insurance Agreement, Supplemental Term Insurance Agreement, Supplement Exchange Agreement, Overloan Protection Benefit Agreement, and Accelerated Death Benefit Agreement. If any of these agreements are added, any applicable monthly charges for certain of the supplemental agreements will be deducted from your policy value as part of the monthly deduction.

Taxes

Death benefits paid under life insurance policies are not subject to federal income tax, but may be subject to federal and state estate taxes. Investment gains from your Policy are not taxed as long as the gains remain in the Policy. If the Policy is not treated as a modified endowment contract under federal income tax law, then distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income (taxed as ordinary income). Distributions include partial surrenders and surrenders. See “How Is the Policy Treated Under Federal Income Tax Law?” in this prospectus for additional information.

TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy or making partial surrenders. Please refer to your Policy Specifications Page for information about the specific fees you will pay each year based on the options you have elected. (See What Are the Fees and Charges Under the Policy? in this prospectus for additional information).

The first table describes the fees and expenses that you will pay when you make a premium payment, surrender the Policy, make a partial surrender, or transfer policy value between Investment Options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Percent of Premium Charge	When a premium is paid.	7.50% of premium payments.[1]

Surrender Charge	When the Policy is surrendered within the first 11 policy years.	25% of the lesser of (i) premiums paid and (ii) the maximum surrender charge premium.[2]

Charge for a representative non-tobacco male insured, age 45 in the first policy year	When the Policy is surrendered within the first 11 policy years.	25% of the lesser of (i) premiums paid and (ii) $13.67 per $1000 of Specified Amount.[2]

Additional Surrender Charges[3]

Minimum Charge	When the Policy is surrendered within the first 11 policy years, or within 11 years of any increase in the Specified Amount.	$1 per $1,000 of initial Specified Amount or increase in Specified Amount, for insured age 9 or younger at the date of issue or increase.

Maximum Charge	When the Policy is surrendered within the first 11 policy years, or within 11 years of any increase in the Specified Amount.	$7 per $1,000 of initial Specified Amount or increase in Specified Amount, for insured age 60 or older at the date of issue or increase.

Charge for a representative non-tobacco male insured, age 45	When the Policy is surrendered within the first 11 policy years, or within 11 years of any increase in the Specified Amount.	$5 per $1,000 of initial Specified Amount or increase in Specified Amount, for insured age 45 at the date of issue or increase.

Partial Surrender Charge	When you take a partial surrender from your Policy.	Lesser of $25 or 2.00% of the amount withdrawn.

Transfer Charge	When you make a transfer.	Maximum Charge $10.00 Current Charge $0.00[4]

Accelerated Death Benefit Agreement	When benefit is exercised.	One time charge of 12 months’ worth of policy charges on the accelerated amount, plus an interest adjustment, which is equal to 12 months’ worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current maximum statutory adjustable policy loan rate.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Overloan Protection Benefit Agreement	When benefit is exercised.	One time charge of 3.50% of policy value.

1	The Percent of Premium Charge is currently reduced to 5.00%. This reduction is not guaranteed and may change.
2

The “maximum surrender charge premium” is determined separately for each Policy and takes into account the individual underwriting characteristics of the insured. The “maximum surrender charge premium” is stated in each Policy. Commencing in the eighth policy year and continuing through the eleventh policy year, the surrender charge decreases each year, after which there is no longer a charge. More detailed information concerning your surrender charge is available from our administrative offices upon request. For additional information on the surrender charges, see “What Are the Fees and Charges Under the Policy? — Surrender Charge” in this prospectus.

3

The “other surrender charge” under the Policies vary depending on the age of the insured at issue. More information concerning the “other surrender charge” is stated in each Policy. Commencing in the eighth policy year and continuing through the eleventh policy year, the surrender charge decreases each year in proportional amounts, after which there is no longer a charge; and commencing eight years after any increase in the Specified Amount of insurance and continuing through the end of eleven years after the increase, the surrender charge decreases each year in proportional amounts, after which there is no longer a charge.

4

No transaction fee is currently imposed for making a transfer among Variable Investment Options and/or the Fixed Interest Options. We reserve the right to impose a $10 fee in the future on any transfer that exceeds twelve transfers in a policy year (except in the case of transfers of $5,000,000 or more).

The next table describes charges that a policy owner may pay periodically during the time you own the Policy. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

Periodic Charges under the Policy Other than the Funds’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Base Contract Charges:

Cost of Insurance Charges[5]

Maximum Charges	Monthly	Maximum of $83.3333 to minimum of $0.0566 per $1,000 of net amount at risk.

Current Charges	Monthly	Maximum of $22.9004 to minimum of $0.0093 per $1,000 of net amount at risk.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.2767 per $1,000 of net amount at risk.

Current Charge	Monthly	$0.2628 per $1,000 of net amount at risk.

Mortality and Expense Risk Charge

Mortality and Expense Risk Face Amount Charge	Monthly, for the first 120 months following policy date or an increase in the policy’s Specified Amount.	The charges range from a minimum of $0.07 per $1,000 of initial Specified Amount of insurance for female age 5 or under, up to a maximum of $0.29 per $1,000 of initial Specified Amount of insurance, for male age 85 or older. A similar charge applies to an increase in the Specified Amount of insurance.[6]

Periodic Charges under the Policy Other than the Funds’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

First year charge for a representative non-tobacco male insured, age 45

Current and Maximum (Guaranteed) Charges	Monthly	$0.18 per $1,000 of initial Specified Amount.

Mortality and Expense Risk Asset Charge

Current and Maximum (Guaranteed) Charge	Monthly	0.60% annually of the first $50,000 of Policy Value and 0.30% annually of the Policy value in excess of that amount.[7]

Administrative Charges	Monthly	Guaranteed Maximum $9.00 Current Charge $8.00

Optional Benefit Charges:

Policy Loans[8]

Net Interest Charge[9]	End of each Policy year.

Maximum (Guaranteed) Charge		Annual rate of 1.00% until year 11 and then an annual rate of 0.25% (0.00% in New York) (after credit from interest paid on collateral held in policy loan account).[10]

Current Charge		Annual rate of 1.00% until year 11 and then an annual rate of 0.00% (after credit from interest paid on collateral held in policy loan account).

Accidental Death Benefit Agreement:

Cost of Insurance Charges[11]

Current and Maximum (Guaranteed) Charges	Monthly	Maximum of $0.1108 to minimum of $0.0533, per $1,000 of accidental death benefit.

First year charge for a representative non-tobacco male insured, age 45

Current and Maximum (Guaranteed) Charges	Monthly	$0.0592 per $1,000 of accidental death benefit.

Additional Insured Term Insurance Agreement:

Cost of Insurance Charges[11]

Maximum (Guaranteed) Charges	Monthly	Maximum of $4.2109 to minimum of $0.0816, per $1,000 of additional insured term benefit insurance.

Current Charges	Monthly	Maximum of $3.0371 to minimum of $0.0441, per $1,000 of additional insured term benefit insurance.

Periodic Charges under the Policy Other than the Funds’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

First year charge for a representative non-tobacco male insured, age 45

Maximum (Guaranteed) Charges	Monthly	$0.2767 per $1,000 of additional insured term insurance benefits.

Current Charge	Monthly	$0.2229 per $1,000 of additional insured term insurance benefits.

Administrative Charges

First year of Agreement	Monthly	$0.10 per $1,000 of additional insured term insurance benefit.

First year of increase in term insurance benefit under Agreement	Monthly	$0.10 per $1,000 of additional insured term insurance benefit.

Business Accounting Benefit Agreement:[12]

Administrative Charges	Monthly, for the first eleven years of Policy or after an increase in the Specified Amount of Insurance	$0.03 per $1,000 of original Specified Amount of insurance.

Children’s Term Insurance Agreement:

Cost of Insurance Charges[11]

Maximum (Guaranteed) Charges		$0.24 per $1,000 of children’s term insurance benefit.

Current Charges		$0.15 per $1,000 of children’s term insurance benefit.

Disability Waiver of Monthly Deductions Agreement:

Cost of Insurance Charges[11]

Maximum (Guaranteed) Charges	Monthly	Maximum of $0.5992 to minimum of $0.0117 , per $1,000 of net amount of risk.

Current Charges	Monthly	Maximum of $0.3192 to minimum of $0.0092 , per $1,000 of net amount of risk.

First year charge for a representative non-tobacco male insured, age 45

Maximum (Guaranteed) Charges	Monthly	$0.0508 per $1,000 of net amount of risk.

Current Charges	Monthly	$0.0275 per $1,000 of net amount of risk.

Periodic Charges under the Policy Other than the Funds’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Disability Waiver of Monthly Reduction and Disability Monthly Premium Deposit Agreement:

Disability Waiver of Monthly Deduction

Cost of Insurance Charges[11]

Maximum (Guaranteed) Charges	Monthly	Maximum of $0.5992 to minimum of $0.0117, per $1,000 of net amount of risk.

Current Charges	Monthly	Maximum of $0.3192 to minimum of $0.0092, per $1,000 of net amount of risk.

First year charge for a representative non-tobacco male insured, age 45

Maximum (Guaranteed) Charge	Monthly	$0.0508 per $1,000 of net amount of risk.

Current Charge	Monthly	$0.0275 per $1,000 of net amount of risk.

Disability Monthly Premium Deposit

Cost of Insurance Charges[11]

Maximum (Guaranteed) Charges	Monthly	Maximum of $0.96 to minimum of $0.03, per $100 of net amount of risk.

Current Charges	Monthly	Maximum of $0.96 to minimum of $0.03, per $100 of net amount of risk.

First year charge for a representative non-tobacco male insured, age 45

Maximum (Guaranteed) Charges	Monthly	$0.12 per $100 of net amount at risk.

Current Charges	Monthly	$0.12 per $100 of net amount at risk.

Guaranteed Continuation of Policy Agreement:

Cost of Insurance	Monthly	$0.01 per $1,000 of Specified Amount of insurance.

Guaranteed Option to Extend Maturity Date Agreement:

Cost of Insurance Charges[11]

Maximum (Guaranteed) Charges	Monthly	Maximum of $6.30 to minimum of $2.80, per $1,000 of net amount of risk, applied from age 90-99.

Current Charges	Monthly	No charge.

Periodic Charges under the Policy Other than the Funds’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

First year charge for a representative non-tobacco male insured, age 45

Maximum (Guaranteed) Charges	Monthly	$0 per $1,000 net amount of risk.

Current Charges	Monthly	No charge.

Guaranteed Option to Increase Specified Amount Agreement:

Cost of Insurance Charges[11]

Current and Maximum (Guaranteed) Charges	Monthly	Maximum of $0.145 to minimum of $0.0425, per $1,000 of guaranteed option amount.

First year charge for a representative non-tobacco male insured, age 45

Current and Maximum (Guaranteed) Charges	Monthly	$0.1058 per $1,000 of guaranteed option amount.

Guaranteed Withdrawal Benefit Agreement:

Maximum Charge	Monthly	1.00% annually of the policy value allocated to the Separate Account.

Current Charges	Monthly	0.60% annually of the policy value allocated to the Separate Account.

Return of Premium Term Insurance Agreement:

Cost of Insurance Charges[11]

Maximum (Guaranteed) Charges	Monthly	Maximum of $83.3333 to minimum of $0.0816, per $1,000 of term insurance.

Current Charges	Monthly	Maximum of $22.9004 to minimum of $0.0244, per $1,000 of term insurance.

First year charge for a representative non-tobacco male insured, age 45

Maximum (Guaranteed) Charges	Monthly	$0.2767 per $1,000 of term insurance.

Current Charges	Monthly	$0.2728 per $1,000 of term insurance.

Supplemental Term Insurance Agreement:[11,13]

Cost of Insurance Charges[11]

Maximum (Guaranteed) Charges	Monthly	Maximum of $83.3333 to minimum of $0.0566, per $1,000 of net amount at risk attributable to the term insurance benefit.

Periodic Charges under the Policy Other than the Funds’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Current Charges	Monthly	Maximum of $22.9004 to minimum of $0.0070 to, per $1,000 of net amount at risk attributable to the term insurance benefit.

First year charge for a representative non-tobacco male insured, age 45

Maximum (Guaranteed) Charges	Monthly	$0.2767 per $1,000 of net amount at risk attributable to the term insurance benefit.

Current Charge	Monthly	$0.0450 per $1,000 of net amount at risk attributable to the term insurance benefit.

Mortality and Expense Risk Face Amount Charge

Maximum (Guaranteed) Charges	Monthly	For the first 120 months following policy date, the charges range from a minimum of $0.12 per $1,000 of the term insurance benefit, for female age 5 or under, up to a maximum of $0.34 per $1,000 of the term insurance benefit, for male age 85 or older. A similar charge applies to an increase in the term insurance benefit, for the first 120 months following the increase.

Current Charges	Monthly	No charge.

First year charge for a representative non-tobacco male insured, age 45

Maximum (Guaranteed) Charges	Monthly	$0.23 per $1,000 of the term insurance benefit.

Current Charges	Monthly	$0.00 per $1,000 of the term insurance benefit.

Supplemental Exchange Agreement:

Current and Maximum (Guaranteed) Charges	Monthly	No charge.

5

The Cost of Insurance Charges under the Policies vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Policy and the policy year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the first year cost of insurance charges under a Policy issued to an individual who is representative of individuals we insure. The charge shown in the table may not be representative of the charge that you will pay. Your Policy will state your guaranteed maximum cost of insurance charges. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the amount of insurance specified in the Policy, planned periodic premiums, and supplemental agreements requested. The net amount at risk referred to in the tables is based upon the difference between the current death benefit provided under the Policy and the current value of the Policy. For additional information on cost of insurance charges, see “What Are the Fees and Charges Under the Policy? — Monthly Deductions — Insurance Charge” in this prospectus.
6

The mortality and expense risk face amount charges are currently reduced. During the first 60 months following the policy date, the charges range from $0.06 per $1,000 of initial Specified Amount of insurance for females age 7 and under and up to $0.29 per $1,000 of initial Specified Amount of insurance for males age 74 and older. For months 61 through 120 following the policy date, the charges range from $0.03 per $1,000 of initial Specified Amount of insurance for females age 7 and under and up to $0.15 per $1,000 of initial Specified Amount of insurance for males age 74 and older. The charge on an additional Specified Amount of insurance is similarly reduced.

7

This charge is currently reduced. For policies issued after August 2004, for the first 120 months following the policy date, to 0.45% annually of the first $25,000 of policy value and 0.15% annually of the policy value in excess of that amount. After the first 120 months following the policy date, the charge is currently reduced to zero. See “What Are the Fees and Charges Under the Policy? — Monthly Deductions — Mortality and Expense Risk Charge” in this prospectus for additional information about this charge.

8

You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. An amount equivalent to the loan is withdrawn from Subaccounts and the fixed account on a pro-rata basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a policy loan account, as collateral for the loan. See “What Is a Policy Loan?” in this prospectus.

9	Net Interest Charge for a Loan means the difference between the amount of interest we charge on the loan and the amount of interest we credit to your Policy in the policy loan account.
10

The policy loan account is guaranteed to earn interest at 3.00% during the first ten policy years and 3.75% thereafter (4.00% thereafter in New York). On a guaranteed basis, the Net Interest Charge during the first ten policy years is 1.00% and 0.25% thereafter (0.00% in New York). The policy loan account currently earns interest at 3.00% during the first 10 policy years and 4.00% thereafter. On a current basis, the Net Interest Charge during the first 10 policy years is 1.00% and 0.00% thereafter.

11

The cost of insurance charges under the Agreements vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Agreement and the year in which the charge is deducted. The charges shown in the table may not be representative of the charge you would pay. The table shows the lowest and the highest cost of insurance charges for an insured, based on current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the first year cost of insurance charges under an Agreement issued to an individual who is representative of individuals we insure. The specifications pages of the Policy will indicate the guaranteed maximum cost of insurance charge for the Agreement applicable to your Policy. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the amount of insurance specified in the Policy, planned periodic premiums, and agreements requested. The net amount at risk referred to in the table is based upon the difference between the current benefit provided under the Agreement and the current policy value allocated to the Agreement. For additional information about the Agreements, see “What Are the Supplemental Agreements and Benefits That Are Available?” in this prospectus.

12

This agreement is not available to all persons. See “What Are the Supplemental Agreements and Benefits That Are Available? — Business Accounting Benefit Agreement” in this prospectus for additional information.

13

For purposes of determining the allocation of net amount at risk between the Specified Amount of insurance in the Policy, and the term insurance benefit, the policy value will be allocated as follows: first to the initial term insurance benefit segment, then to any segments resulting from increases in the term insurance benefit in the order of the increases, then to the initial Specified Amount segment, and then to any segments resulting from increases in the Specified Amount in the order of the increases. Any increase in the death benefit in order to maintain the required minimum margin between the death benefit and the policy value will be allocated to the most recent increase in the Specified Amount in the Policy.

Funds’ Annual Operating Expenses

The next table shows the minimum and maximum total operating expenses deducted from Fund assets. Fund expenses may be higher or lower in the future. You may pay these expenses periodically during the time that your policy value is invested in the Variable Investment Options. A complete list of the underlying Funds, including information concerning each underlying Fund’s fees and expenses, is contained in Appendix A at the back of this prospectus.

Annual Fund Expenses[1]	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution (12b-1) fees, and other expenses)	0.34%	1.25%
Net Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, 12b-1 fees, and other expenses, after any expense reimbursement or fee waiver arrangements)[2]	0.34%	1.25%

1

Expressed as a percentage of average net assets for the fiscal year ended December 31, 2021. Fund expenses may be higher or lower in the future. This information is provided by the Funds and their agents. The information is based on 2021 expenses. We have not verified the accuracy of the information provided by Funds.

2

The range of Net Annual Fund Operating Expenses takes into account contractual arrangements for the Funds that require a Fund’s investment adviser to reimburse or waive Fund expenses through at least April 30, 2023.

SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE POLICY

Many benefits of the Cornerstone Variable Universal Life insurance policies have a corresponding risk, and both benefits and risks should be considered before you purchase a Policy. More complete and detailed information about these features is provided later in this prospectus and in the SAI.

Investment Risk

The value of your Policy, which may be invested in Variable Investment Options, will vary with the investment performance of the options you select. There is a risk that the investment performance of the Variable Investment Options may be unfavorable or may not perform up to your expectations, which may decrease the amount of your net cash surrender value. If the Variable Investment Options you select for your Policy perform poorly you could lose money, including some or all of the premiums paid. Each Variable Investment Option invests in an underlying Fund, and a comprehensive discussion of the investment risks of each of the underlying Funds may be found in the prospectus for each of the Funds.

Each underlying Fund has its own investment objective and investment strategy. The performance of each will vary, and some Funds are riskier than others. We do not guarantee the investment performance of the Variable Investment Options or Funds. You bear the entire investment risk for all amounts allocated to the Variable Investment Options. Your premium and policy value allocation choices should be consistent with your personal investment objective and your risk tolerance. Before allocating money to a Variable Investment Option, please read the prospectus for the underlying Fund carefully.

The value of your Policy may also be invested in the fixed account. Premiums and policy value allocated to the fixed account may be kept there for an extended period of time due to restrictions on transfers out of the fixed account. There is a risk that other investment options will perform more favorably than the fixed account while your policy value remains there.

In addition, a variable life insurance policy is designed to provide a Life Insurance Benefit or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications generally make variable life insurance unsuitable as a short-term savings vehicle.

Risk of Lapse

Your Policy can lapse even if you pay all of the planned premiums on time. When a Policy lapses, it has no value, and no benefits are paid upon the death of the insured. You may also lose the principal invested.

Specifically, your Policy may terminate, or lapse, if the net cash surrender value of the Policy is not sufficient to pay policy charges (including payment of interest on any loan that may be outstanding under the Policy) and the Five-Year No-Lapse Feature is not in effect. This can happen because you have not paid enough premium, because the investment performance of the Variable Investment Options you have allocated premiums or policy value to has been poor, because of charges we deduct, because of partial surrenders you make, because of Policy loans you take, or because of a combination of these factors. We will notify you how much additional premium you will need to pay to keep the Policy in force. You will have a 61 day grace period to make that payment. Subject to certain conditions, if the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive.

The Guaranteed Continuation of Policy Agreement can prevent Policy lapse if you have purchased the agreement and meet the requirements of the agreement.

Policy Loan Risks

The larger a Policy loan becomes relative to the Policy’s cash surrender value, the greater the risk that the Policy’s net cash surrender value will not be sufficient to support the Policy’s charges and expenses, including any loan interest due, and the greater the risk of the Policy lapsing. Any loan interest payable on a policy anniversary that you do not pay will become part of the outstanding Policy loan principal and will also accrue interest.

A loan, repaid or not, has a permanent effect on your policy value. The effect could be favorable if the Variable Investment Options earn less than the interest rate credited on the Policy Loan Account, or unfavorable, if the Investment Options earn more. The longer a loan is outstanding, the greater the effect on your net cash surrender value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the death benefit proceeds that might otherwise be paid.

Unless your Policy qualifies as a modified endowment contract, policy loans are not taxable. However, if loans taken, including unpaid loan interest, exceed the premiums paid, a Policy surrender or lapse will result in a taxable event for you. If a Policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you.

Liquidity Risk; Limitations on Access to Policy Value

The Policy is generally not a liquid investment. Surrender charges will apply during the first 11 policy years and within 11 years of any increase in the Specified Amount (the surrender charge period). The Policy is designed for long-term life insurance coverage. It is not suitable as a short-term investment vehicle. There are limitations on your ability to access your policy value through surrenders and partial surrenders, including surrender charges, partial surrender charges, possible tax consequences, adverse impacts on Policy benefits, increased risk of Policy lapse, and administrative requirements. You generally cannot access your entire policy value, only your net cash surrender value.

A partial surrender will reduce your Policy’s cash surrender value by the amount withdrawn, and could reduce your death benefit. If the policy’s net cash surrender value is reduced to a point where it cannot meet the monthly deductions, then your Policy may lapse and terminate. A partial surrender may also reduce your Policy’s Specified Amount and may have adverse tax consequences.

Accessing policy value through policy loans also has costs, increases the risk of Policy lapse, may have adverse tax consequences, and may negatively impact your cash surrender value and other Policy benefits.

Risk of an Increase in Fees and Expenses

Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, as determined in the Company’s sole discretion. (See “Table of Fees and Expenses” above for more information.) Without limiting the foregoing, the Company may increase current charges due to the Company’s experience with respect to mortality, expenses, reinsurance costs, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws, or for any other reason. If fees and expenses are increased, you may need to increase the amount and/or frequency of premium payments to keep the Policy in force. The Company could also add new charges for federal and state and local taxes (see “Are There Other Charges That Penn Mutual Could Deduct In The Future?”).

In addition, the operating expenses of the underlying Funds are not guaranteed and may increase (or decrease). Although some underlying Funds may have expense limitation agreements, those agreements are temporary.

Taxes and Tax Risks

The federal income tax law that applies to life insurance companies and to the Policy is complex and subject to change. Changes in the law could adversely affect the current tax advantages of purchasing the Policy. Death benefits paid under life insurance policies are generally not subject to federal income tax, but may be subject to federal and state estate taxes. The section of this prospectus entitled “How Is the Policy

Treated Under Federal Income Tax Law?” describes a number of tax issues that may arise in connection with the Policy. These risks include, but are not limited to: (1) that the Policy does not qualify as life insurance for tax purposes; (2) that you could be treated as the owner of your Policy’s pro rata portion of the assets of the Variable Investment Options; (3) the possibility that the Policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to Policy distributions, including loans; (4) the possibility of adverse tax consequences if the Policy remains in force beyond age 100; and (5) the possibility that the IRS may treat a loan as a taxable distribution if the net interest rate spread (the difference between the interest rate charged on the loan and the interest rate credited to the Policy Loan Account) is zero or very low. In addition, the present federal income tax laws that apply to your Policy may change, or the IRS may change current interpretations thereof (and any such change could have retroactive effect).

The information in this prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We reserve the right to make changes in the Policy in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Policy. You may wish to consult counsel or other competent tax advisers for more complete information.

Potentially Harmful Transfer Activity

This Policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the Policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policy owners. We have limitations and restrictions on transfer activity but we cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other policy owners. Potentially harmful transfer activity could result in reduced performance results for one or more Variable Investment Options, due to among other things:

•	fund management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;

•	increased administrative and fund brokerage expenses; and/or

•	dilution of the interests of long-term investors.

An underlying fund may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer.

Insurance Company Risks

Our business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyberattack, or current or future outbreaks of infectious diseases, epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the Policy (and to keep policy owner information confidential).

Unlike the assets in our Separate Account, the assets in our general account are subject to liabilities arising from any of our other business. Our ability to pay general account guarantees, including amounts under the Fixed Interest Options, the death benefit, and other insurance guarantees, is subject to our financial strength and claims paying ability.

Information Systems, Technology Disruption and Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct contract activity. As such, policy activity is highly dependent upon the effective operation of our internal computer systems and those of our service providers. All systems are vulnerable to disruptions as the result of natural disasters, man-made disasters, hacking, criminal activity, pandemics, utility outages and other events beyond our control and are susceptible to operational and information security risks resulting from information systems failure, including hardware and software malfunctions and cyberattacks. Cyberattacks may interfere with policy transaction processing, or cause the release and/or destruction of policy owner or business information including the securities in which the underlying funds invest, which may cause the underlying funds to lose value. There can be no assurance that we, the underlying funds or our service providers will avoid losses affecting policies that result from cyberattacks or information security breaches in the future. These risks also apply to other insurance and financial services companies and businesses.

We have established policies, standards, procedures and practices to limit the effect of business interruptions and protect the confidentiality, integrity, availability and privacy of policy owner information. Safeguards are maintained to reasonably protect our systems and information against anticipated threats or hazards. Controls have been implemented to safeguard data in transit, at rest, and to restrict access to policy owner data including, but not limited to, antivirus and anti-malware software, periodic vulnerability assessments and penetration tests, and, comprehensive business continuity planning. There can be no assurance that these policies, procedures and controls will be effective or successful.

QUESTIONS AND ANSWERS

This part of the prospectus provides answers to important questions about the Policy. The questions, and answers to the questions, are on the following pages.

What Is the Policy?

The Policy provides life insurance on you or another individual you name (the insured). The value of your Policy will increase or decrease based upon the performance of the Funds you choose. The death benefit may also increase or decrease based on investment performance but will never be less than the amount specified in your Policy (less the amount of any outstanding loan or partial surrenders). The Policy allows you to allocate your policy value to Variable Investment Options (which hold shares of the Funds listed in Appendix A to this prospectus) and to the fixed account where the value will accumulate interest.

You will have several options under the Policy. Here are some major ones:

•	Determine when and how much premium you pay to us

•	Determine when and how much to allocate to the Variable Investment Options and to the fixed account

•	Borrow money

•	Change the beneficiary

•	Change the amount of insurance protection

•	Change the death benefit option you have selected

•	Surrender or partially surrender your Policy for all or part of its net cash surrender value

•	Choose the form in which you would like the death benefit or other proceeds paid out from your Policy

Most of these options are subject to limits that are explained later in this prospectus.

If you want to purchase a Policy, you must complete an application and submit it to one of our authorized financial professionals. We require satisfactory evidence of insurability, which may include a medical examination. We evaluate the information provided in accordance with our underwriting rules and then decide whether to accept or not accept the application. Insurance coverage under the Policy is effective on the policy date after we accept the application, receive the initial premium payment, and all underwriting and administrative requirements have been met.

The maturity date of a Policy is the policy anniversary nearest the insured’s 100th birthday. If the Policy is still in force on the maturity date, a maturity benefit will be paid. The maturity benefit is equal to the policy value less any policy loan, including any capitalized interest on any such loan (“Net Policy Value”), on the maturity date. Upon written request of the owner, the Policy will continue in force beyond the maturity date. Thereafter, the death benefit will be the Net Policy Value.

Who Owns the Policy?

You decide who owns the Policy when you apply for it. The owner of the Policy is the person who can exercise most of the rights under the Policy, such as the right to choose the death benefit option, the beneficiary, the Variable Investment Options and the Fixed Interest Options, and the right to surrender the Policy. Whenever we have used the term “you” in this prospectus, we have assumed that you are the owner or the person who has whatever right or privilege we are discussing.

What Payments Must I Make Under the Policy?

Premium Payments

Amounts you pay to us under your Policy are called premiums or premium payments. The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental benefits. You will have a schedule of planned premium payments. However, within limits, you can make premium payments when you wish, and additional or unplanned premiums may be paid in any amount and at any time. That is why the Policy is called a flexible premium Policy.

Paying the planned premiums may not be sufficient to keep the policy in force. A premium may not be less than the minimum shown in your contract (generally at least $25). We may require satisfactory evidence of insurability before accepting any premium which increases our net amount at risk (the difference between the death benefit and the policy value).

We may also limit premium payments as necessary in order to qualify the Policy as life insurance under the Internal Revenue Code of 1986, as amended (the “Code”). No payment will be returned or refused if it is necessary to continue coverage (that is, to prevent lapse), but the premium allotted to the Policy may be reduced (to maintain qualification as life insurance) and the balance retuned to you. See “How Is the Policy Treated Under Federal Income Tax Law?” in this prospectus.

If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a modified endowment contract under the Code. If the Policy is a modified endowment contract, then you could incur adverse tax consequences, including penalties, on any amounts you take out (as either partial surrenders or loans). You are solely responsible for monitoring your Policy and meeting applicable requirements; however, we will endeavor to notify you on a timely basis, and may elect to refund certain amounts of premium paid, if we believe you have exceeded this limit and the Policy has become a modified endowment contract under the Code. See “How Much Life Insurance Does the Policy Provide?” and “How Is the Policy Treated Under Federal Income Tax Law?” in this prospectus.

A premium charge will be deducted from each premium, and the remaining amount (the net premium) will be credited to the policy value and allocated to the Investment Options according to your elections.

Planned Premiums

The Policy Specifications page of your Policy will show the “planned premium” for the Policy. You choose this amount in the policy application. We will send a premium reminder notice to you based upon the planned premium that you specified in your application, with the exception of monthly premiums being paid via electronic fund transfer program. You also choose in your application how often to pay planned premiums — annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay policy charges. See “Five Year No-Lapse Feature” and “Lapse and Reinstatement” below.

Although you may have a schedule of planned premiums, your Policy can lapse even if you pay all of the planned premiums on time (unless the provisions of the Five-Year No-Lapse feature is in effect). When a Policy lapses, it terminates and has no value, and no benefits are paid upon the death of the insured.

If all premium payments cease, this Policy will continue, subject to the Grace Period provision (see below), for as long as the values in this Policy are sufficient to keep it in force.

Ways to Pay Premiums

If you pay premiums by check, your check must be drawn on a U.S. bank in U.S. dollars and made payable to The Penn Mutual Life Insurance Company. Premiums after the first must be sent as follows: 1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania 19101-7460, and 2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, ATTN: Lockbox #7460, 525 Fellowship Road, Suite 330, Mt. Laurel, NJ 08054-3415.

We will also accept premiums:

•	by wire or by exchange from another insurance company;

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method);

•

online at www.pennmutual.com for initial premium payments which will be drawn electronically from your bank account (you will need to have your policy number and checking or savings account information on hand); or

•	if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your Penn Mutual financial professional or by contacting our office.

If a loan is outstanding, deposits or other amounts received that are not designated as a loan repayment will be treated and applied as premium payments.

Five Year No-Lapse Feature

Your Policy will remain in force during the first five policy years, regardless of investment performance and your net cash surrender value, if (a) equals or exceeds (b), where:

(a)	is the total premiums you have paid, less any partial surrenders you made; and

(b)	is the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force.

If you had increased the Specified Amount of insurance under your Policy during the first three policy years prior to December 15, 2008, we extended the no-lapse provision by two additional years after the effective date of the increase.

If you had not previously increased the Specified Amount of insurance under your Policy during the first three policy years prior to December 15, 2008 and you increase the Specified Amount of insurance during the first five policy years on or after December 15, 2008, the no-lapse period will be extended by five policy years after the effective date of the increase.

The “no-lapse premium” will generally be less than the monthly equivalent of the planned premium you specified.

Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee. See “What Is a Policy Loan?” in this prospectus.

Tax-Free “Section 1035” Insurance Policy Exchanges

Generally, you can exchange one life insurance policy for another policy related to the same insured in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Also, some charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. In addition, Treasury regulations provide that an exchange of a policy may be treated as a reportable policy sale, resulting in the death benefit under the new policy being partially taxable, unless you have a substantial family, business, or financial relationship with the insured at the time of the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

The final surrender value of your existing policy may be impacted by increases or decreases in policy values that result from market fluctuations during the period between submission of the exchange request and actual processing. The final surrender value may be calculated (by the existing policy issuer) sometime after we receive your exchange request in Good Order. In addition, as we will not issue the new policy until we have received an initial premium from your existing insurance company, the issuance of the policy in an exchange could be delayed.

Grace Period; Lapse and Reinstatement

If the net cash surrender value of your Policy is not sufficient to pay policy charges, and the five year no-lapse feature is not in effect, we will notify you how much premium you will need to pay to keep the Policy in force. You will have a 61 day “grace period” from the date the notice is produced to make that payment. If you don’t pay at least the required amount by the end of the grace period, your Policy will terminate (i.e., lapse). All coverage under the Policy will then cease.

If you die during the grace period, we will pay the death benefit to your beneficiary less any unpaid policy charges and outstanding policy loans. If you die after the end of the grace period, when the Policy has terminated, your beneficiary will not receive any death benefit.

If the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive. You will have to provide evidence that the insured person still meets our requirements for issuing insurance. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the Policy.

Premiums Upon an Increase in the Specified Amount

If you increase the Specified Amount of insurance, you may wish to pay an additional premium or make a change in planned premiums. See Can I Change Insurance Coverage Under the Policy? in this prospectus. We will notify you if an additional premium or a change in planned premiums is necessary.

How Are Amounts Credited to the Variable Investment Options of the Separate Account?

From each premium payment you make, we deduct a percent of premium charge. We allocate the rest (the net premium) to the Variable Investment Options and Fixed Interest Options you have selected (except, in some states, the initial net premium will be allocated to the Penn Series Money Market Fund Subaccount during the free look period). Allocations must be in whole number percentages and must total 100% of premium.

Allocation of Net Premiums.  The initial net premium, and any additional premium paid before the Policy is issued, will be allocated based on the Initial Premium Allocation specified on your Policy Specifications Page. On the Allocation Date listed on your Policy Specifications Page, the assets will be allocated to the Variable Investment Options of the Separate Account, to the fixed account or to the Fixed Dollar Cost Averaging Account as directed by You in the application for the Policy. Subsequent or future net premiums generally will be allocated as directed by You. You may change the allocation of future premium payments at any time. The minimum amount that can be allocated to an investment (if anything is allocated) is $25.

When a payment is allocated to a Variable Investment Option, or transferred from the Fixed Interest Options to a Variable Investment Option, or from one Variable Investment Option to another, accumulation units of the receiving investment option are credited to the Policy in accordance with the Company’s standard procedures, generally based on the net asset value next computed after receipt in good order. The number of accumulation units credited is determined by dividing the amount allocated or transferred by the value of an accumulation unit of the investment option for the current valuation period. A valuation period is the period from one valuation of investment option assets to the next.

For each Variable Investment Option, the value of an accumulation unit is valued each day shares of the fund held in the Variable Investment Option are valued (normally as of the close of business each day the New York Stock Exchange is opened for business). It is valued by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is an index used to measure the investment performance of each Variable Investment Option from one valuation period to the next. The net investment factor is determined by dividing (a) by (b), where

(a)

is the net asset value per share of the fund held in the Variable Investment Option, as of the end of the current valuation period, plus the per share amount of any dividend or capital gain distributions by the fund if the “ex-dividend date” occurs in the valuation period; and

(b)	is the net asset value per share of the fund held in the Variable Investment Option as of the end of the last prior valuation period.

How Much Life Insurance Does the Policy Provide?

In your application for the Policy, you tell us how much life insurance coverage you want on the life of the insured. This is called the Specified Amount of insurance. The minimum Specified Amount of insurance that you can purchase is $50,000 ($100,000 for issue ages 71 to 85). Insurance coverage under the Policy is effective on the policy date after we accept the application, receive the initial premium payment, and all underwriting and administrative requirements have been met.

Death Benefit Options

When the insured dies, we will pay the beneficiary the death benefit less the amount of any outstanding loan. We offer two different types of death benefits payable under the Policy — Option 1 which is a level death benefit option and Option 2 which is an increasing death benefit option. You choose which one you want in the application. They are:

•	Option 1 — The death benefit is the greater of (a) the Specified Amount of insurance, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

•

Option 2 — The death benefit is the greater of (a) the Specified Amount of insurance plus your policy value on the date of death, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

The “applicable percentages” depend on the life insurance qualification test you chose on the application. If you chose the Guideline Premium Test/Cash Value Corridor Test, the “applicable percentage” is 250% when the insured has attained age 40 or less and decreases to 100% when the insured attains age 100. For the Cash Value Accumulation Test, the “applicable percentages” will vary by attained age and the insurance risk characteristics.

If the investment performance of the Variable Investment Options you have chosen is favorable, the amount of the death benefit may increase. However, under Option 1, favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all, whereas under Option 2, the death benefit will vary directly with the investment performance of the policy value.

Assuming favorable investment performance, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk we take. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Death benefits are calculated based on values as of the date of death. We will ordinarily pay the death benefit within seven days after receipt at our office of all the documents required for completion of the transaction in good order.

Can I Change Insurance Coverage Under the Policy?

Change of Death Benefit Option

You may change your insurance coverage from Option 1 to Option 2 and vice-versa, subject to the following conditions:

•	after the change, the Specified Amount of insurance must be at least $50,000;

•	no change may be made in the first policy year and no more than one change may be made in any policy year; and

•	if you request a change from Option 2 to Option 1, we may request evidence of insurability; if a different rate class is indicated for the insured, the requested change will not be allowed.

Changes in the Specified Amount of Insurance

You may increase the Specified Amount of insurance, subject to the following conditions:

•	you must submit an application along with evidence of insurability acceptable to Penn Mutual;

•	no change may be made in the first policy year;

•	any increase in the Specified Amount must be at least $10,000; and

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law.

If you had increased the Specified Amount of insurance under your Policy during the first three policy years prior to December 15, 2008, we extended the no-lapse provision by two additional years after the effective date of the increase.

If you had not previously increased the Specified Amount of insurance under your Policy during the first three policy years prior to December 15, 2008 and you increase the Specified Amount of insurance during the first five policy years on or after December 15, 2008, the no-lapse period will be extended by five policy years after the effective date of the increase.

You may decrease the Specified Amount of insurance, subject to the following conditions:

•	no change may be made in the first policy year;

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law;

•	no decrease may be made within one year of an increase in the Specified Amount; and

•	any decrease in the Specified Amount of insurance must be at least $5,000 and the Specified Amount after the decrease must be at least $50,000.

Exchange of Policies

For a Policy issued in a business relationship, you may obtain a supplemental agreement that permits you to exchange the Policy for a new Policy covering a new insured in the same business relationship, subject to the terms of the agreement. See What Are the Supplemental Agreements and Benefits That Are Available? — Supplemental Exchange Agreement in this prospectus.

Consequences of Changing Insurance Coverage

See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus for information about possible tax consequences of changing your insurance coverage under the Policy.

What Is the Value of My Policy?

You may allocate or transfer your policy value to Variable Investment Options and/or the fixed account. (“Policy value” is also known as cash value).

Your policy value that is allocated (or transferred) to Variable Investment Options ( in accordance with your direction), will vary with the investment performance of the shares of the Funds held by the applicable Variable Investment Options, increasing with positive investment performance (net of fees and charges) and decreasing with negative performance.

The amount you allocate to the fixed account will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 3.00%. The current declared rate will appear in the annual statement we will send to you. If you want to know what the current declared rate is, simply call or write to us. See “How Do I Communicate With Penn Mutual?” in this prospectus. Amounts you allocate to the Fixed Interest Options will not be subject to the mortality and expense risk asset charge described later in this section or to Fund expenses. Your policy value (including amounts in the Fixed Interest Options) will be reduced by deductions we make from your Policy for policy charges. See “What Are the Fees and Charges Under The Policy?” in this prospectus.

At any time, your policy value is equal to:

•	the net premiums you have paid (your premiums less the percent of premium charges);

•	plus or minus the investment results in the part of your policy value allocated to the Variable Investment Options;

•	plus interest credited to the amount in the part of your policy value (if any) allocated to the Fixed Interest Options;

•	minus policy charges we deduct; and

•	minus partial surrenders you have made.

If you borrow money under your Policy, other factors affect your policy value. See What Is a Policy Loan? in this prospectus.

The “net cash surrender value” of your policy is equal to your policy value (as described above), less any policy loan outstanding and less any surrender charge that then applies. You can only withdraw or borrow up to the net cash surrender value (not the policy value), and on a full surrender you receive only the net cash surrender value.

How Can I Change the Policy’s Investment Allocations?

Future Premium Payments

You may change the investment allocation for future premium payments at any time. You make your original allocation in the application for your Policy. The percentages you select for allocating premium payments must be in whole numbers and must equal 100% in total.

Transfers Among Variable Investment Options and the Fixed Interest Options

You may also transfer amounts from one investment option to another, and to and from the fixed account. To do so, you must tell us how much to transfer, either as a percentage or as a specific dollar amount. Transfers are subject to the following conditions:

•	the minimum amount that may be transferred is $250 (or the amount held under the investment options from which you are making the transfer, if less);

•	if less than the full amount held under an investment option is transferred, the amount remaining under the investment option must be at least $250;

•	we may defer transfers under certain conditions;

•	transfers may not be made during the free look period;

•	transfers may be made from the fixed account only during the 30 day period following the end of each policy year;

•	the maximum amount that may be transferred out of the fixed account is limited to the greater of $5,000 or 25% of the accumulated value of the fixed account; and

•	the amount that may be transferred excludes any amount held in the policy loan account.

General Information on Market Timing

The Policy is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore reserve the right to change our telephone and internet transaction policies and procedures at any time to restrict the use of telephone and internet transfers for market timing and to otherwise restrict market timing, up to and including rejecting transactions we reasonably believe are market timing transactions, when we believe it is in the interest of all of our Policy owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused by those we do detect. We will notify you of any actions we take to restrict your ability to make transfers.

Frequent Trading Risks.  Frequent transfers (exchanges) among Subaccounts (the Variable Investment Options) and market timing by policy owners can reduce the long–term returns of the underlying Funds. The reduced returns could adversely affect the policy owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance policy issued by any insurance company with respect to values allocated to the underlying Fund. Frequent exchanges may reduce the Fund’s performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt fund management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value.

The Funds available through the Variable Investment Options (the subaccounts of the Separate Account) generally cannot detect individual policy owner exchange activity because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual policies.

Accordingly, the Funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by policy owners. We have entered into an agreement with the Funds that requires us to provide the Funds with certain policy owner transaction information to enable the Funds to review the individual policy owner transaction activity involving the Funds.

Frequent Trading Policies and Procedures.  We have adopted policies and procedures designed to discourage excessive trading and market timing activities. Transaction reporting has been implemented to monitor activity to identify and detect potential excessive trading and/or marketing timing. Transactions that exceed certain predefined parameters, such as frequency of exchanges, will be evaluated to determine if such activity constitutes excessive trading and/or market timing activity. If activity is determined to be excessive in nature, communication is sent to the policy owner and certain account privileges, such as the ability to trade online, may be suspended for a certain period of time requiring subsequent requests to be mailed.

If requested by the investment adviser and/or sub-adviser of a Fund, we will consider additional steps to discourage excessive trading and market timing activities. In addition, we reserve the right to reject any premium payment or transfer request at any time for any reason.

What Are the Fees and Charges Under the Policy?

Policy value allocated to the Variable Investment Options and the Fixed Interest Options is subject to the fees and charges described below, including the Percent of Premium Charge, the Monthly Deductions, the Transfer Charge, the Surrender Charge and the Partial Surrender Charge (except that the Mortality and Expense Risk Asset Charge is only deducted from the Variable Investment Options).

Premium Charge

•

Premium Charge — This charge of 7.50% (currently reduced to 5.00% of all premiums paid) is deducted from premium payments before allocation to the Variable Investment Options and Fixed Interest Options. This charge is to partially compensate us for the expense of selling and distributing the Policies, state premium taxes and the federal income tax burden (the Deferred Acquisition Cost or DAC tax) that we expect will result from the premiums. State premium taxes range from 0.50% to 3.50%; some states do not impose premium taxes. We can increase this charge in the future (up to a guaranteed maximum of 7.50% of every premium, in all policy years); we will notify you in advance if we change our current rates.

Monthly Deductions

•

Insurance Charge — A monthly charge for the cost of insurance protection is subtracted from the policy value. The amount of insurance risk we assume varies from Policy to Policy and from month to month. The amount of insurance risk is affected by the investment performance of the Variable Investment Options, payment of premiums, and charges. The insurance charge (also called a cost of insurance charge) therefore also varies. To determine the charge for a particular month, we multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table. The amount of insurance is the “net amount at risk,” or the difference between the death benefit and the policy value. The table in your Policy will show the maximum cost of insurance rates that we can charge. The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy. The table of rates we use will vary by issue age, policy duration, gender, and rate class. We place insureds in a rate class when we issue the Policy and when an increase in coverage is effective, based on our examination of information bearing on insurance risk. We currently place people we insure in the following rate classes: a tobacco, preferred tobacco, non-tobacco, preferred non-tobacco or preferred plus non-tobacco rate class. We may also place certain people in a rate class involving a higher mortality risk than the tobacco or non-tobacco classes (a “substandard class”). Insureds age 19 and under are placed in a rate class that does not distinguish between tobacco and non-tobacco rates. In all states except New Jersey, they are assigned to a tobacco class at age 20 unless they have provided satisfactory evidence that they qualify for a non-tobacco class. When an increase in the Specified Amount of insurance is requested, we determine whether a different rate will apply to the increase based on the age of the insured on the effective date of the increase and the risk class of the insured on that date.

•

Administrative Charge — A monthly charge to help cover our administrative costs. This charge is a flat dollar charge of up to $9 (currently, the flat charge is $8 — we will notify you in advance if we change our current rates). Administrative expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, policy loans and policy changes, reporting and overhead costs, processing applications and establishing policy records.

•

Mortality and Expense Risk Charge — A monthly charge to cover mortality and expense risks. The mortality risk we assume is the risk that the persons we insure may die sooner than anticipated and that Penn Mutual will pay an aggregate amount of death benefits greater than anticipated. The expense risk we assume is the risk that expenses incurred in issuing and administering the Policies and the Separate Account will exceed the amount we charge for administration. We will notify you in advance if we change our current rates. We may realize a profit from the charges, and if we do, it will become part of our surplus.

This charge has two parts:

(1)

Mortality and Expense Risk Face Amount Charge.  For the first 120 months after the policy date we will deduct the charge based on the initial Specified Amount of insurance, and for the first 120 months after any increase in the Specified Amount we will deduct the charge based on the increase. The charge is equal to the current rate times each $1,000 of the initial and the increased Specified Amount of insurance. The maximum rates for the initial Specified Amount are shown in your Policy. The charge varies with the issue age of the insured or the age of the insured on the effective date of the increase.

(2)

Mortality and Expense Risk Asset Charge.  For policies issued after August 2004, the current charge during the first 120 months after the policy date is equivalent to an annual effective rate of 0.45% of the first $25,000 of policy value, plus an annual rate of 0.15% of the policy value in excess of $25,000. In addition, the current mortality and expense risk asset charge is zero beyond the first 120 months after the policy date. The guaranteed charge for all Policies is equivalent to an annual effective rate of 0.60% of the first $50,000 of policy value, plus an annual rate of 0.30% of the policy value in excess of $50,000. The charges are deducted pro-rata from your Variable Investment Options.

•

Optional Supplemental Agreement Charges — Monthly charges for any optional supplemental insurance benefits that are added to the Policy by means of an agreement. (A charge can also apply upon exercise of certain agreement benefits). Please see the Fee Table “Periodic Charges under the Policy Other than the Funds’ Annual Operating Expenses” in this Prospectus and “What are the Supplemental Agreements and Benefits That Are Available?” for more information about these charges.

Allocation of Monthly Deduction.  In accordance with our rules, you may specify the Investment Options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular Investment Option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your Investment Options (except the twelve-month dollar cost averaging fixed account). You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify Investment Options, the charge is deducted pro-rata from your Investment Options (except the twelve- month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the variable investment and fixed account. This election or pro rata deduction does not apply to the Mortality and Expense Risk Asset Charge, which is applied to the value in the Variable Investment Options.

The Monthly Deduction is made by reducing the number of accumulation units in the Variable Investment Options, and by similarly reducing the policy value in the Fixed Interest Options.

Transfer Charge

We reserve the right to impose a $10 charge on any transfer of policy value among Variable Investment Options and/or the Fixed Interest Options if the transfer exceeds 12 transfers in a policy year. The charge is deducted from the amount transferred. If this charge is imposed, it would be intended to partially offset the costs of multiple transfers in a year. We will notify policy owners in advance if we decide to impose the charge. We will not impose a charge on any transfer made under dollar cost averaging or asset rebalancing. Also, we will not impose a charge on any transfer which exceeds $4,999,999.

Surrender Charge

If you surrender your Policy within the first 11 policy years or within 11 years of an increase in the Specified Amount of insurance under your Policy, we will deduct a surrender charge from your policy value.

With respect to a surrender within the first 11 policy years, the surrender charge equals (a) plus (b), multiplied by (c), where:

(a)	is 25% of the lesser of (i) the sum of all premiums paid, and (ii) the maximum surrender charge premium (which is an amount calculated separately for each Policy);

(b)

is an administrative charge based on the initial amount of insurance and the insured’s age at the issue date (ranging from $1.00 for attained ages 9 and under to $7.00 for attained ages 60 and over, per $1,000 of initial Specified Amount of insurance); and

(c)	is the applicable surrender factor from the table below in which the policy year is determined.

With respect to a surrender within 11 years of an increase in the Specified Amount of insurance under your Policy, the surrender charge is based on the amount of the increase and on the attained age of the insured at the time of the increase. The charge equals (a) multiplied by (b), where:

(a)

is an administrative charge based on the increase in the initial amount of insurance and the insured’s attained age on the effective date of the increase (ranging from $1.00 for attained ages 9 and under to $7.00 for attained ages 60 and over, per $1,000 of increase in the Specified Amount of insurance); and

(b)

is the applicable surrender factor from the table below, assuming for this purpose only that the first policy year commences with the policy year in which the increase in the Specified Amount of insurance becomes effective.

Surrender During Policy Year	Surrender Factor
1st through 7th	1.00
8th	0.80
9th	0.60
10th	0.40
11th	0.20
12th and later	0.00

Example: Assume a 45 year old male non-smoker with a $500,000 Specified Amount and a premium of $100,000. The surrender charge in the first policy year is $4,209 and in the eighth policy year it is $3,367.

If the Policy is surrendered within the first 11 policy years, the surrender charge consists of a sales charge component and an administrative charge component. The sales charge component is to reimburse us for some of the expenses incurred in the distribution of the Policies. The sales charge component, together with the sales charge component of the premium charge, may be insufficient to recover distribution expenses related to the sale of the Policies. Our unrecovered sales expenses are paid for from our surplus. The administrative charge component covers administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the insured’s rate class, and creating and maintaining policy records, as well as the administrative costs of processing surrender requests.

If the Policy is surrendered after the first 11 years, but within 11 years of an increase in the Specified Amount of insurance, the surrender charge consists solely of an administrative charge for administrative expenses associated with the increase in the Specified Amount of insurance.

Partial Surrender Charge

If you take a partial surrender from your Policy, we will deduct the lesser of $25 or 2.00% of the amount withdrawn. The fee will be deducted from the available net cash surrender value and will be considered part of the partial surrender. This charge is intended to partially offset the cost of processing a partial surrender.

Policy Loan Interest

You will be subject to a net interest charge on any outstanding loan, which is the difference between the interest you are charged on the amount of the loan and the amount of interest that we pay on amounts held in the collateral or Policy Loan Account. On a guaranteed basis, in no event will the net interest charge be greater than 1.00% on a policy loan during the first 10 policy years. Starting in the 11th policy year, the net interest charge will in no event be greater than 0.25%. For more information concerning policy loans, including the associated charges, see “What is a Policy Loan?”

Description of Underlying Fund Charges

The Funds underlying the Variable Investment Options must pay investment management fees and other operating expenses. These fees and expenses are different for each Fund and reduce the investment return of each Fund. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options you select. Expenses of the underlying Funds are not fixed or specified under the terms of your policy, and those expenses may vary from year to year. Please see Appendix A to this prospectus (and the applicable Fund’s Prospectus) for more information on fees and expenses of the Funds.

Reduction of Charges

This Policy is available for purchases by corporations and other groups or sponsoring organizations on a multiple life basis where insureds share a common employment or business relationship. We reserve the right to reduce the premium charge or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions may be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the Policies and any other circumstances which we believe to be relevant to the expected reduction of expenses.

We also reserve the right to reduce premium charges or any other charges under a Policy where it is expected that the issuance of the Policy will result in savings of sales, underwriting, administrative or other costs. In particular, we would expect such savings to apply, and our expenses to be reduced, whenever a Policy is issued in exchange for another life insurance policy issued or administered by us.

Some of these reductions may be guaranteed, and others may be subject to partial surrender or modification by us. All reductions will be uniformly applied, and they will not be unfairly discriminatory against any person.

What Are the Supplemental Agreements and Benefits That Are Available?

In addition to the standard death benefit associated with your Policy, other standard and optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

AccidentalDeath Benefit Agreement	Provides an additional death benefit if the insured’s death results from an accidental cause, as defined in the agreement.	Optional. May be elected only at the time the insured purchases the base policy.	• Not available for all policies. • Not available if you choose either the Guaranteed Withdrawal Benefit Agreement or the Guaranteed Continuation of Policy Agreement.

AdditionalInsured Term Insurance Agreement	Provides term insurance on other persons in addition to the insured, in amounts specified in the Additional Policy Specification in the Policy.	Optional. May be elected at any time, as long as the insured meets our underwriting requirements.	• Not available if you choose either the Guaranteed Withdrawal Benefit Agreement or the Guaranteed Continuation of Policy Agreement.

BusinessAccounting Benefit Agreement	Provides enhanced early year cash surrender values for Policies sold in certain limited corporate markets.	Optional. May be elected only at the time the insured purchases the base policy.

•   To be eligible for this agreement (i) policies must be corporate owned, (ii) the corporation must be at least a partial beneficiary, and (iii) the policies must be in support of a corporate sponsored non-qualified deferred compensation plan with a minimum of five insureds under the plan.

•   If the agreement is terminated by the owner of the policy, the agreement is terminated with respect to insurance

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
coverages provided under the policy and all applicable surrender charges would apply.

Children’sTerm Insurance Agreement	Provides term insurance on one or more children of the insured.	Optional. May be elected at any time.	• If the named insured in the policy dies, the term insurance on the insured child will continue until the anniversary of the policy nearest the insured child’s twenty-third birthday.

DisabilityWaiver of Monthly Deduction Agreement	Provides a waiver of the monthly deductions from the value of the policy value upon disability of the insured.	Optional. May be elected at any time, as long as the insured meets our underwriting requirements.	• Monthly deductions for this benefit are made until the policy anniversary nearest the insured’s 65th birthday.

DisabilityWaiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement	Provides a waiver of the monthly deductions from the policy value and payment by us of a stipulated premium upon disability of the insured.	Optional. May be elected at any time, as long as the insured meets our underwriting requirements.	• Monthly deductions for this benefit are made until the policy anniversary nearest the insured’s 65th birthday.

GuaranteedContinuation of Policy Agreement	Provides that the insurance provided under the Policy will not lapse even if the cash surrender value of the Policy goes to zero.	Optional. May be elected only at the time the insured purchases the base policy.

•   The sum of the gross premiums paid less the sum of partial surrenders, policy loans and unpaid interest must equal or exceed the “total guaranteed continuation of policy premium,” as stated in the policy.

•   While this agreement is in force, the allocation or transfer of amounts to Variable Investment Options may restricted.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

•   Not available with any of the following agreements: Accidental Death Benefit Agreement; Additional Insured Term Insurance Agreement; Guaranteed Withdrawal Benefit Agreement; or Return of Premium Term Insurance Agreement.

GuaranteedOption to Extend Maturity Date Agreement	Provides the owner of the Policy with an option to continue the insurance past the maturity date stated in the Policy without evidence of insurability.	Optional. May be elected at any time prior to age 90.

•   During the maturity extension period, new policy loans will not be made and premium payments will not be accepted unless required to prevent lapse.

•   Does not extend the maturity or termination date of other agreements attached to the policy (other than the Supplemental Term Insurance Agreement).

GuaranteedOption to Increase Specified Amount Agreement	Provides the owner of the Policy with the option to increase the Specified Amount of insurance in the Policy without providing evidence of insurability.	Optional. May be elected only at the time the insured purchases the base policy.

•   The option may be exercised under the agreement as of any of the regular option dates or as of any alternative option date.

•   Regular option dates are the anniversaries of the policy nearest the insured’s birthday at ages 22, 25, 28, 31, 34, 37 and 40.

•   Alternative option dates are the 90th day following marriage of the insured, live birth of a child of the insured or legal

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
adoption by the insured of a child less than 18 years of age, subject to certain conditions. • Not available if you elect the Guaranteed Withdrawal Benefit agreement.

GuaranteedWithdrawal Benefit Agreement	Provides the owner with the ability to receive guaranteed withdrawal amounts from the Benefit Base.	Optional. May be elected only at the time the insured purchases the base policy.

•   Owner must satisfy a Waiting Period to be eligible for receipt of guaranteed withdrawal amounts (“Guaranteed Withdrawal Period”).

•   The Waiting Period ends on the earlier of: (a) the fifteenth policy anniversary; and (b) the policy anniversary nearest the insured’s attainment of age 70.

•   The Company reserves the right to make the availability of the agreement contingent upon the investment of the entire policy value according to an asset allocation program established by the Company for the entire period the agreement is in effect.

•   The Guaranteed Withdrawal Period must begin by the policy anniversary nearest the insured’s attainment of age 70 and will end at the insured’s attainment of age 85.

•   Election of this agreement will automatically change Death Benefit Option

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

2 (if in effect) to Death Benefit Option 1 once the Guaranteed Withdrawal Period commences.

•   If this agreement is elected, you will not be able to elect the following other agreements: (i) Accidental Death Benefit Agreement; (ii) Guaranteed Option to Increase Specified Amount Agreement; (iii) Guaranteed Continuation of Policy Agreement; (iv) Return of Premium Term Insurance Agreement; and

(v) Additional Insured Term insurance Agreement.

Returnof Premium Term Insurance Agreement	Provides term insurance equivalent to the sum of all premiums paid under the Policy up to the most recent monthly policy anniversary less any amount credited to the Policy under a waiver of premium or waiver of monthly deductions agreement.	Optional. May be elected only at the time the insured purchases the base policy.	• Not available if you choose either the Guaranteed Withdrawal Benefit Agreement or the Guaranteed Continuation of Policy Agreement.

SupplementalTerm Insurance Agreement	Adds term insurance to the death benefit provider under the Policy.	Optional. May be elected only at the time the insured purchases the base policy.	• Monthly deductions may include a mortality and expense risk face amount charge applied to the amount of term insurance added to the policy by the agreement.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
• Monthly deductions will include a cost of insurance charge for the term insurance added by the agreement.

SupplementalExchange Agreement	Provides within one year following termination of a business relationship between the owner of the Policy and the insured, the policy may be exchanged for a new Policy on the life of a new insured.	Standard for all corporate-owned policies.

•   The new insured must have the same business relationship to the owner as the insured under the policy to be exchanged.

•   The new insured must submit satisfactory evidence of insurability.

•   The policy to be exchanged must be in force and not in a grace period.

•   The owner must make premium payments under the new policy to keep it in force at least two months.

•   Owner must surrender all rights in the policy to be exchanged.

OverloanProtection Agreement	Allows the policyholder to access the cash value from the Policy, while providing the holder with a reduced paid-up policy in the event that the loan-to-surrender value equals or exceeds 96%.	Optional. May be elected at any time.

•   Insured’s attained age must be 75 or older.

•   Policy must be in force for a minimum for 15 years.

•   Non-taxable withdrawals must equal the total premiums paid.

•   Subject to a one-time charge of 3.50% of the policy value, which is imposed when the agreement is exercised.

•   When the agreement is exercised (i) all supplemental agreements attached

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

to the policy will be terminated, except for the Option to Extend the Maturity Date Agreement and (ii) no additional premium payments, partial surrenders, policy loans or policy loan repayments will be allowed.

AcceleratedDeath Benefit Agreement	Provides the insured access to a portion of death benefit while the insured is living.	Standard. Automatically added to all base policies with a face amount of greater than $50,000 and issued after January 1, 1996.

•   Amount of death benefit proceeds the insured can access must be at least $10,000, but no more than the lesser of 50% of the total death benefit amount or $250,000. Such limits may vary depending upon the state.

•   Insured must be diagnosed by a licensed physician of the United States as being terminally ill with a life expectancy of 12 months or less (24 months or less in Massachusetts). The physician may not be the owner, insured, beneficiary, or relative of the insured.

•   Exercising this agreement will reduce the death benefit that is payable under the base policy upon the death of the insured.

DollarCost Averaging	Automatically makes monthly transfers from the Money Market Subaccount to one or more of the other Variable	Optional	• Dollar cost average from the Money Market Subaccount for up to 60 months. • Each planned premium must be at least $600 and the amount transferred

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
	Investment Options.		each month must be at least $50. • Does not guarantee a profit or prevent a loss.

DollarCost Averaging Account – Twelve-Month Fixed Account	Allows you to allocate all or a portion of a premium payment to an account where it is automatically re-allocated each month to one or more of the Variable Investment Options you select.	Optional	• Each planned premium must be at least $600 and the amount transferred each month must be at least $50. • Does not guarantee a profit or prevent a loss.

AssetRebalancing	Automatically reallocates your policy value among the Variable Investment Options in accordance with the proportions you originally selected	Optional	• Requires a minimum policy value of $1,000. • Does not guarantee a profit or prevent a loss.

Accidental Death Benefit Agreement

This Agreement provides an additional death benefit if the insured’s death results from accidental causes as defined in the Agreement. This Agreement is not available for all Policies. The cost of insurance rates for this Agreement are based on the age, gender and rating of the insured. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose either the Guaranteed Withdrawal Benefit Agreement or the Guaranteed Continuation of Policy Agreement. The benefits provided under the Agreement are subject to the provisions in the Agreement.

Example: Assume a 45 year old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount) and purchases an additional $200,000 Accidental Death Benefit coverage. If the insured dies due to an accidental death, the total death benefit would be $700,000. If the insured dies due to natural causes, then the death benefit would be $500,000.

Additional Insured Term Insurance Agreement

This Agreement provides term insurance on other persons in addition to the insured, in amounts specified in the Additional Policy Specification in the Policy. If the named insured in the Policy dies, the term insurance on the additional insured person will continue for 90 days during which time it may be converted into permanent insurance. The term insurance may be converted to a permanent life policy without evidence of insurability.

Under the Agreement, we will deduct the cost of insurance charges from the cash value of the Policy, and a separate charge of $0.10 per $1,000 of Specified Amount of insurance for each additional insured during the first twelve months of the Agreement. If the Specified Amount of insurance has increased for an additional insured, we will deduct a charge of $0.10 per $1,000 of the increased Specified Amount during the first twelve months of the increase. The cost of insurance rates are based on the age, gender and rate class of the additional insured. This Agreement can be elected at any time, as long as the additional insured meets our underwriting requirements, and it is not available if you choose either the Guaranteed Withdrawal Benefit Agreement or the Guaranteed Continuation of Policy Agreement. The benefits provided under the Agreement are subject to all of the provisions in the Agreement.

Example: Assume you have purchased the Policy and elected insurance coverage for yourself for $500,000 and added the Additional Insured Term Insurance Agreement to cover your spouse for $250,000. If your spouse died while the coverage is in effect, the Additional Insured Term Insurance Agreement would provide for a $250,000 insurance payment as a result of your spouse’s death.

Business Accounting Benefit Agreement

This Agreement provides enhanced early year cash surrender values for Policies sold in certain limited corporate markets and is not for sale in the individual markets. The higher cash surrender is attained through a waiver of all surrender charges. To be eligible for this Agreement (i) Policies must be corporate owned, (ii) the corporation must be at least a partial beneficiary, and (iii) the Policies must be in support of a corporate sponsored non-qualified deferred compensation plan with a minimum of five insureds under the plan. Under this Agreement, during the first eleven policy years we will deduct a monthly charge of up to $0.03 per $1,000 of original Specified Amount of insurance and a monthly charge of up to $0.03 per $1,000 of increases in the Specified Amount of insurance during the first eleven policy years after the increase. Decreases in coverage do not affect the charge for this Agreement. The $0.03 per $1,000 charge will continue to be applied based on the higher original and/or increased Specified Amount. This charge will be included in the no-lapse premium calculation. If the Agreement is terminated by the owner of the Policy, the Agreement is terminated with respect to insurance coverages provided under the Policy and all applicable surrender charges would resume. You may add this Agreement to your base Policy only at the time you purchase your Policy. The benefits provided under the Agreement are subject to all provisions of the Agreement.

Example: A surrender in the first policy year would ordinarily be subject to a surrender charge. However, if the corporation has purchased the Business Accounting Benefit Agreement that charge would be completely waived so that no surrender charge would apply if a surrender were made in the first year.

Children’s Term Insurance Agreement

This Agreement provides term insurance on one or more children of the insured of the Policy in amounts described in the Policy. If the named insured in the Policy dies, the term insurance on the insured child will continue until the anniversary of the Policy nearest the insured child’s twenty-third birthday and we will waive the cost of insurance for the term insurance. On the anniversary of the Policy nearest the child’s twenty-third birthday, the Agreement may be converted without evidence of insurability to a new life insurance policy.

Under the Agreement, we will deduct a cost of insurance charge. The cost of insurance charge is a flat monthly charge of $0.15 per $1,000 of agreement Specified Amount without regard to the number of children, their ages, or gender. The cost of insurance rate will not exceed $0.24 per $1,000 of agreement Specified Amount per month. This Agreement can be elected at any time. The benefits provided by the Agreement are subject to the provisions in the Agreement.

Example: Assume a 45 year old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount) and purchases an additional $25,000 of Children’s Term Insurance coverage on each of two of his children. If one of the children dies, the agreement would pay the policy owner a $25,000 benefit; the policy would continue in force.

Disability Waiver of Monthly Deduction Agreement

This Agreement provides a waiver of the monthly deductions from the value of the policy value upon disability of the insured. The cost of insurance charges for this benefit are based upon the insurance provided under the Policy and the value of the Policy. The rates are based on the attained age, gender and rate class of the insured. The rates will not exceed those set forth in the Additional Policy Specifications in the Policy. Monthly deductions for this benefit are made until the policy anniversary nearest the insured’s sixty-fifth birthday. This Agreement can be elected at any time, as long as the insured meets underwriting requirements. The benefits provided under this Agreement are subject to the provisions of the Agreement.

Example: Assume a 45 year old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount) and purchases the Disability Waiver of Monthly Deductions Agreement. If the insured becomes totally disabled at age 55, the policy monthly deductions will be waived as long as the disability continues.

Disability Waiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement

This Agreement provides a waiver of the monthly deductions from the policy value and payment by us of a stipulated premium upon disability of the insured. The stipulated premium is stated in the Policy. The cost of insurance for waiver of the monthly deductions is based on the insurance provided by the base Policy and the value of the Policy. The cost of insurance for the monthly premium deposit is based on the amount of the stipulated premium. The cost of insurance rates is based on the issue age, gender and rate class of the insured. The rates will not exceed the rates shown in the Additional Policy Specifications section of the Policy. This Agreement can be elected at any time, as long as the insured meets underwriting requirements. This benefit is subject to the provisions in the Agreement.

Example: Assume a 45 year old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount) and purchases the Disability Waiver of Monthly Deductions Agreement. If the insured becomes totally disabled at age 55, the policy monthly deductions will be waived and we will pay the insured the stipulated premium as long as the disability continues.

Guaranteed Continuation of Policy Agreement

This Agreement provides that the insurance provided under the Policy will not lapse even if the cash surrender value of the Policy goes to zero, as long as the sum of the gross premiums paid less the sum of partial surrenders, policy loans and unpaid interest equals or exceeds the “total guaranteed continuation of policy premium.” The “total guaranteed continuation of policy premium” is based upon issue age, gender, rate class, other policy benefits and the death benefit option chosen and is stated in the Policy. If the insured is disabled, and premiums are being paid pursuant to a Disability Monthly Premium Deposit Agreement, the “total guaranteed continuation of policy premium” is the stipulated premium defined in that Agreement. While this Agreement is in force, the allocation or transfer of amounts to Variable Investment Options may be restricted. The monthly charge for this Agreement is $0.01 per $1,000 of the Specified Amount of insurance in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available with any of the following agreements: Accidental Death Benefit; Additional Insured Term Insurance; Guaranteed Withdrawal Benefit; or Return of Premium Term Insurance. This benefit is subject to the provisions in the Agreement.

Example: Assume a 45 year old male purchases a policy with a $500,000 base coverage (Specified Amount) and purchases the Guaranteed Continuation of Policy Agreement. If the cash surrender value of the insured’s Policy goes to zero, under this Agreement the insured’s Policy coverage would remain at $500,000, so long as the sum of the gross premiums paid less the sum of partial surrenders, policy loans and unpaid interest equals or exceeds the total guaranteed continuation of policy premium in the Policy.

Guaranteed Option to Extend Maturity Date Agreement

This Agreement provides the owner of the Policy with an option to continue the insurance past the maturity date stated in the Policy without evidence of insurability. During the maturity extension period, new policy loans will not be made and premium payments will not be accepted unless required to prevent lapse. Although the Agreement extends the maturity date of the Policy, it does not extend the maturity or termination date of other agreements attached to the Policy (other than the Supplemental Term Insurance Agreement). The cost of insurance charge for this Agreement is based on the attained age and rate class of the insured. The cost of insurance rates for this Agreement, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications section of the Policy. This Agreement can be elected at any time prior to age 90. The option to extend the maturity date is subject to the provisions in the Agreement.

Example: If a Policy owner purchases the Guaranteed Option to Extend Maturity Date Agreement, the Policy owner may later elect to extend the Policy beyond age 100. The maturity date will be extended 20 years.

Guaranteed Option to Increase Specified Amount Agreement

This Agreement provides the owner of the Policy with the option to increase the Specified Amount of insurance in the Policy without providing evidence of insurability. The option may be exercised as of any of the regular option dates or as of any alternative option date. The regular option dates are the anniversaries of the Policy nearest the insured’s birthday at ages 22, 25, 28, 31, 34, 37 and 40. In addition, subject to certain conditions, the option may be exercised on the ninetieth day following marriage of the insured, live birth of a child of the insured and legal adoption by the insured of a child less than 18 years of age. The cost of insurance charge for the Agreement is based on the attained age, gender and rate class of the insured. The cost of insurance rates for this Agreement, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Guaranteed Withdrawal Benefit Agreement. This option is subject to the provisions in the Agreement.

Example: If a Policy owner purchases the Policy at age 30 with insurance coverage of $500,000 and option amount of $50,000, the owner may exercise the option to increase the coverage to $550,000 at age 40, without being required to provide any additional evidence of insurability at age 40.

Guaranteed Withdrawal Benefit Agreement

This Agreement provides the owner with the ability to receive guaranteed withdrawal amounts from the Benefit Base, upon satisfaction of a Waiting Period. You may add the Agreement to your base Policy only at the time you purchase your Policy. Penn Mutual reserves the right to make the availability of this Agreement contingent upon the investment of the entire policy value according to an asset allocation program established by Penn Mutual for the entire period the Agreement is in effect. At the present time, no asset allocation program will be required for this Agreement. If we require an asset allocation program in the future, the asset allocation program will only apply to new purchasers of this Agreement. The benefits are subject to the provisions in the Agreement.

The Waiting Period ends on the earlier of:

(a)	the fifteenth policy anniversary; and

(b)	the policy anniversary nearest the Insured’s attainment of age 70.

Guaranteed Withdrawal Period — The Guaranteed Withdrawal Period will begin on the date of the first withdrawal after the end of the Waiting Period. The Guaranteed Withdrawal Period must begin by the policy anniversary nearest the Insured’s attainment of age 70 and will end at the Insured’s attainment of age 85. At the time the Guaranteed Withdrawal Period commences, if the Death Benefit Option 2 was in effect, the death benefit option will automatically be changed to Option 1.

Benefit Base — The Benefit Base establishes the total guaranteed withdrawal amount as well as the Guaranteed Annual Withdrawal Amount as defined below. The Benefit Base is the greater of (a) or (b) below, where:

(a)

is the Net Policy Value on the last policy anniversary date which is 5 years prior to the date at which the Guaranteed Withdrawal Period begins, less cumulative withdrawals made during the period between (1) and (2), where:

(1)	is the day after the last policy anniversary which is 5 years prior to the date at which the Guaranteed Withdrawal Period begins; and

(2)	is the date at which the Guaranteed Withdrawal Period begins.

(b)	is the value of the Guaranteed Withdrawal Account, as defined below, as of the first day of the Guaranteed Withdrawal Period.

Once the Guaranteed Withdrawal Period commences the Benefit Base will not be increased by any additional premiums paid, but the Benefit Base will be increased by any policy loan repayments.

Guaranteed Withdrawal Account — The Guaranteed Withdrawal Account is defined as (a) minus (b) minus (c) minus (d), where:

(a)	are Premiums Credited to the Guaranteed Withdrawal Account, accumulated at the Guaranteed Withdrawal Account Rate, which is currently 0.50% compounded monthly (an effective annual rate of 6.00%);

(b)	are partial surrenders taken during the Waiting Period accumulated at the Guaranteed Withdrawal Account Rate, compounded monthly;

(c)	is the Guaranteed Withdrawal Benefit No-Lapse Premium, accumulated at the Guaranteed Withdrawal Account Rate compounded monthly; and

(d)	the outstanding amount of policy indebtedness.

The accumulations of values using the Guaranteed Withdrawal Account Rate that are listed above accumulate until the first day of the Guaranteed Withdrawal Period.

Premiums Credited to the Guaranteed Withdrawal Account equal the lesser of (1) and (2), minus (3), where:

(1)	are the cumulative premiums paid into the Policy;

(2)	is the Maximum Monthly Guaranteed Withdrawal Account Premium, which is equal to 1/12 of the Policy’s guideline annual premium, multiplied by the number of months since the Policy Date; and

(3)	are the cumulative premiums previously credited to the Guaranteed Withdrawal Account.

A change in the Specified Amount, the addition or deletion of a supplemental Agreement to this Policy, a change in the underwriting class of the Insured, or a change in the death benefit option may result in a change to subsequent Maximum Monthly Guaranteed Withdrawal Account Premiums.

Guaranteed Annual Withdrawal Amount — The Guaranteed Withdrawal Benefit guarantees that you can take withdrawals each policy year up to the Guaranteed Annual Withdrawal Amount. The initial Guaranteed Annual Withdrawal Amount is equal to the Guaranteed Annual Withdrawal Percentage, which is currently 10%, multiplied by the initial Benefit Base.

Total withdrawals in a policy year that do not exceed the Guaranteed Annual Withdrawal Amount will reduce the Benefit Base by the amount of the withdrawals.

Effect of Withdrawals on Guaranteed Annual Withdrawal Amount — Cumulative withdrawals in a policy year that do not exceed the Guaranteed Annual Withdrawal Amount will not change the Guaranteed Annual Withdrawal Amount in subsequent policy years. Any withdrawal that exceeds the remaining Guaranteed Annual Withdrawal Amount for that policy year (an “Excess Withdrawal”) will reduce the Guaranteed Annual

Withdrawal Amount in subsequent years in a proportional manner. The reduction is determined by multiplying the Guaranteed Annual Withdrawal Amount by the ratio of (a) to (b) where:

(a)	is the amount of the Excess Withdrawal; and

(b)	is the Net Policy Value immediately prior to the Excess Withdrawal.

The resulting Guaranteed Annual Withdrawal Amount for subsequent years cannot exceed the remaining Benefit Base after the effect of withdrawals as described below.

Effect of Withdrawals on Benefit Base — The Benefit Base is reduced, on a dollar-for-dollar basis, by the amount of withdrawals in a policy year that do not exceed the Guaranteed Annual Withdrawal Amount, until the Benefit Base is reduced to zero. Once the Guaranteed Annual Withdrawal Amount has been withdrawn in a policy year, any Excess Withdrawals reduce the Benefit Base until it is reduced to zero in a proportional manner. The reduction is determined by multiplying the Benefit Base by the ratio of (a) to (b) where:

(a)	is the amount of the Excess Withdrawal; and

(b)	is the Net Policy Value immediately prior to the Excess Withdrawal.

Guaranteed Withdrawal Benefit No-Lapse Guarantee — Penn Mutual agrees that the Policy to which this Agreement is attached will remain in force up to the Guaranteed Withdrawal Benefit No-Lapse Date which is the policy anniversary nearest the insured’s attained age 70, if the following conditions are satisfied:

(a)	The Insured is alive;

(b)	The Agreement is in force;

(c)	The Policy has not been surrendered; and

(d)	The Guaranteed Withdrawal Benefit No-Lapse Premium Requirement is satisfied.

Remaining Guaranteed Withdrawal Benefit Payments If Policy Lapses Without Value — If the Net Cash Surrender Value is reduced to zero and any Guaranteed Withdrawal Benefits are due after the end of the Waiting Period, such Remaining Guaranteed Withdrawal Benefit Payments will be made as described below. In this situation the only provisions of the Policy and this Agreement that remain in effect are those that are associated with the Remaining Guaranteed Withdrawal Benefit Payments.

In the policy year in which the Net Cash Surrender Value is reduced to zero, the Remaining Guaranteed Withdrawal Benefit Payment made in that year is equal to the Guaranteed Annual Withdrawal Amount not yet withdrawn. In subsequent policy years, the Remaining Guaranteed Withdrawal Benefit Payment is the Guaranteed Annual Withdrawal Amount in effect as of the date that the Net Cash Surrender Value is reduced to zero or any remaining Benefit Base, if less.

Remaining Guaranteed Withdrawal Benefit Payments are made once each policy year.

If the total Remaining Guaranteed Withdrawal Benefit Payments due each policy year are less than $100, the Remaining Guaranteed Withdrawal Benefit Payments will be commuted and a lump sum will be paid equal to the remaining Benefit Base.

If the Net Cash Surrender Value is reduced to zero during the Waiting Period, no guaranteed withdrawal benefits are paid under this Agreement.

If the Overloan Protection Benefit Agreement is also attached to this Policy, the Remaining Guaranteed Withdrawal Benefit Payments as provided by this Agreement will continue to be made.

Guaranteed Withdrawal Benefit No-Lapse Premium — The Guaranteed Withdrawal Benefit No-Lapse Premium is based on the Insured’s gender, issue age, underwriting class, the death benefit option, and other supplemental benefits attached to this Policy.

Guaranteed Withdrawal Benefit No-Lapse Premium Requirement — The Guaranteed Withdrawal Benefit No-Lapse Premium Requirement on a Monthly Anniversary prior to the Guaranteed Withdrawal Benefit No-Lapse Date is satisfied if the sum of all premiums reduced by any partial surrenders, policy loans, and unpaid loan interest as of that Monthly Anniversary is greater than or equal to the cumulative Guaranteed Withdrawal Benefit No-Lapse Premiums as of that Monthly Anniversary. A change in the Specified Amount, the addition or deletion of a supplemental Agreement to this Policy, a change in the underwriting class of the Insured, or a change in the death benefit option prior to the Guaranteed Withdrawal Benefit No-Lapse Date may result in a change to subsequent Guaranteed Withdrawal Benefit No-Lapse Premiums. These changes will not affect the Guaranteed Withdrawal Benefit No-Lapse Date.

If on a Monthly Anniversary the Guaranteed Withdrawal Benefit No-Lapse Premium Requirement is not satisfied, a grace period of 61 days will be allowed for the payment of a premium sufficient to maintain the Guaranteed Withdrawal Benefit No-Lapse Premium Requirement. If the amount required to keep the Guaranteed Withdrawal Benefit No-Lapse Guarantee in-force is not paid by the end of the grace period, the Guaranteed Withdrawal Benefit No-Lapse Guarantee will terminate and cannot be reinstated. The Guaranteed Withdrawal Benefit may continue even though the Guaranteed Withdrawal Benefit No-Lapse Guarantee is no longer in effect.

Monthly Deduction — While this Agreement is in force, the Monthly Deduction under the Policy will include the Monthly Deduction for this Agreement. The Monthly Deduction for this Agreement is equal to the Guaranteed Withdrawal Benefit Charge multiplied by the policy value that is allocated to the Variable Investment Options. The Guaranteed Withdrawal Benefit Charge is currently equivalent to an annual effective rate of 0.60% of policy value, and the maximum charge is equivalent to an annual effective rate of 1.00% of policy value.

Termination of Agreement — This Agreement will terminate upon:

(a)	the policy anniversary nearest the Insured’s attainment of age 85;

(b)	surrender of this Policy;

(c)	lapse of this Policy and no guaranteed withdrawal benefits are due;

(d)	the date of death of the Insured;

(e)	withdrawals have been taken after the end of the Waiting Period and the Benefit Base is reduced to zero;

(f)	the policy anniversary nearest the Insured’s attainment of age 70 when no withdrawals were taken after the end of the Waiting Period;

(g)	an elective increase in face amount after the Guaranteed Withdrawal Period had commenced;

(h)	payment of any accelerated death benefit amount; or

(i)

the Monthly Anniversary which coincides with or next follows (i) the receipt at Penn Mutual’s home office of a written request by the owner to terminate this Agreement, and (ii) the return of this Policy for the appropriate endorsement after the end of the Waiting Period.

Electing this Agreement Limits the Availability of Other Supplemental Benefit Agreements — If you choose this Guaranteed Withdrawal Benefit Agreement, you will not be able to elect the following agreements:

•	Accidental Death Benefit;

•	Guaranteed Option to Increase Specified Amount;

•	Guaranteed Continuation of Policy;

•	Return of Premium Term Insurance; or

•	Additional Insured Term Insurance.

Example: If a Policy owner purchases the Policy at age 45, the owner may begin taking withdrawals under the agreement at age 60. If the Benefit Base is $75,000, the Guaranteed Annual Withdrawal Amount will equal $7,500 (10% x $75,000). Withdrawals may continue until the earlier of age 85 of the insured or until the Benefit Base goes to zero.

Return of Premium Term Insurance Agreement

This Agreement provides term insurance equivalent to the sum of all premiums paid under the Policy up to the most recent monthly policy anniversary less any amount credited to the Policy under a waiver of premium or waiver of monthly deductions Agreement. The cost of insurance charge for this Agreement includes the cost of insurance charge for the term insurance provided under the Agreement and the cost of insurance charge for a waiver of monthly deductions if a Waiver of Monthly Deduction Agreement is attached. The cost of insurance rates for the Agreement is based on the age, gender and rate class of the insured. The rates will not exceed the rates shown for this Agreement in the Additional Policy Specifications in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose either the Guaranteed Withdrawal Benefit Agreement or the Guaranteed Continuation of Policy Agreement. The term insurance provided under the Agreement is subject to the provisions of the Agreement.

Example: Assume that a Policy owner has purchased the Return of Premium Term Insurance Agreement, and has subsequently paid premiums under the Policy of approximately $10,000 and no amounts have been credited to the Policy under a waiver of premium or waiver of monthly deductions Agreement. If the insured dies while the Agreement is in force, the death benefit will include an additional $10,000 for the term insurance.

Supplemental Term Insurance Agreement

This Agreement adds term insurance to the death benefit provided under the Policy. The Agreement modifies the death benefit options (as provided in the Policy) as follows.

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Option 1 — The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy and the amount of term insurance added by the Agreement, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

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Option 2 — The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy, the amount of term insurance added by the Agreement and the policy value on the date of the insured’s death, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

Additional information on the death benefit options may be found under How Much Life Insurance Does the Policy Provide? in this prospectus.

The amount of term insurance added by the Agreement may, upon written application and receipt by us of satisfactory evidence of insurability, be increased by no less than $10,000.

The monthly deductions under the Policy may include a mortality and expense risk face amount charge applied to the amount of term insurance added to the Policy by the Agreement. We are not currently applying the charge to term insurance added by the Agreement, but may do so in the future. If a mortality and expense risk face amount charge is applied to term insurance added by the Agreement, it will not exceed the charges shown in the Additional Policy Specifications in the Policy.

The monthly deductions under the Policy will include a cost of insurance charge for the term insurance added by the Agreement. The cost of insurance rates for the term insurance will not exceed those shown for the Agreement in the Additional Policy Specifications in the Policy.

It may be to your economic advantage to add life insurance protection to the Policy through the Agreement. The total current charges that you pay for your insurance will be less with term insurance added by the Agreement. It also should be noted, however, that the guaranteed maximum charges under the Policy will be higher with a portion of the insurance added by the Agreement than they would be if all of the insurance were provided under the base Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy.

Example: Assume a 45-year-old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount) and the Supplemental Term Insurance Benefit Agreement with a Term Insurance Benefit of $500,000. If the insured dies, the Basic Death Benefit of the policy will be adjusted to include both the Specified Amount and the Term Insurance Benefit.

Supplemental Exchange Agreement

The Agreement provides that within one year following termination of a business relationship, which existed between the owner of the Policy and the insured at the time the Policy was issued, the Policy may be exchanged for a new Policy on the life of a new insured, subject to conditions set forth in the Agreement, including the new insured must have the same business relationship to the owner as the insured under the Policy to be exchanged, the new insured must submit satisfactory evidence of insurability, the Policy to be exchanged must be in force and not in a grace period, the owner must make a written application for the exchange, the owner must make premium payments under the new Policy to keep it in force at least two months, and the owner must surrender all rights in the Policy to be exchanged. This Agreement is automatically added to corporate-owned Policies.

Example: If a corporation purchased a Policy on a 45 year old male non-smoker who is an employee of the corporation and the individual ceases to be employed with the corporation, the corporation may exchange the Policy for a Policy with the same Net Policy Value and a Specified Amount that meets the requirements of the Agreement on a 50 year old female non-smoker employed by the corporation.

Overloan Protection Benefit Agreement

This Agreement allows the policyholder to access the cash value from the Policy, while providing him or her with a reduced paid-up policy in the event that the loan-to-surrender value equals or exceeds 96%. The Agreement is subject to certain conditions, including that the insured’s attained age is 75 or older, the Policy has been in force for a minimum for 15 years and the non-taxable withdrawals must equal the total premiums paid. If the conditions of the Agreement are satisfied, the Policy will automatically become a reduced paid-up life insurance policy. The death benefit will equal 105% of the policy value at the time of exercise. The Agreement is subject to a one-time charge of 3.50% of the policy value, which is imposed when the benefit is exercised.

Certain changes are made to the Policy as a result of the benefit being exercised, including:

•	the transfer of all values in the Variable Investment Options to the fixed account, which will then be credited with interest;

•	all supplemental Agreements attached to the Policy will be terminated, except for the Option to Extend the Maturity Date Agreement;

•	no additional premium payments, partial surrenders, policy loans or policy loan repayments will be allowed; and

•	no further changes may be made to the Policy.

This Agreement can be elected at any time. The benefit provided under the Agreement is subject to the provisions of the Agreement.

Example: Assume a 45-year-old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount). At age 75, the Policy Value is $333,664 and the outstanding loan balance is $326,318, which is greater than 96% of the Policy Value. The trigger of overloan causes the following to occur:

(1)	A withdrawal of $150,000 (the remaining basis) is taken with a withdrawal charge of $25 assessed.

(2)	An Agreement Charge of $6,427 is assessed.

(3)	The Specified Amount of the policy is reduced to $186,072.

(4)	Lapses are prevented on the policy.

Accelerated Death Benefit Agreement

The Accelerated Death Benefit Agreement provides the insured access to a portion of death benefit while the insured is living. The following provisions apply:

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The amount of death benefit proceeds you can access must be at least $10,000, but no more than the lesser of 50% of the total death benefit amount or $250,000. In New Jersey and South Carolina, the maximum limit is $100,000 per policy. In New York, the amount of benefit that you can access will be not less than $50,000 or 25% of the face amount, and cannot exceed 50% of the face amount.

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The insured must be diagnosed by a licensed physician of the United States as being terminally ill with a life expectancy of 12 months or less (24 months or less in Massachusetts). The physician may not be the owner, insured, beneficiary, or relative of the insured.

•	Penn Mutual reserves the right, at its own expense, to seek additional medical opinions in order to determine benefit eligibility.

The amount you access under this Agreement will reduce the death benefit that is payable under the base Policy upon the death of the insured.

The Accelerated Death Benefit Agreement is automatically added to all base Policies with a Specified Amount greater than $50,000 and issued after January 1, 1996. The cost of this benefit is incurred only at the time of exercise and is equal to 12 months’ worth of policy charges on the accelerated amount, plus an interest adjustment. The interest adjustment equals 12 months’ worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current maximum statutory adjustable policy loan rate.

Example: Assume a 45 year old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount). If at age 75 the insured is diagnosed with a terminal illness (by the definition in the agreement), then the insured can access up to $250,000 of the death benefit.

Dollar Cost Averaging

This program automatically makes monthly transfers from the Money Market Subaccount to one or more of the other Variable Investment Options. You choose the investment options and the dollar amount of the transfers. You may dollar cost average from the Money Market Subaccount for up to 60 months. All transfers occur on the 15th of the month or the next following business day if the 15th day is not a business day. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends. The program allows owners to take advantage of investment fluctuations, but does not assure a profit or protect against loss in a declining market. Each planned premium must be at least $600 and the amount transferred each month must be at least $50. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

Example: Assume that you were to allocate $2,400 of a premium payment into the dollar cost averaging program and that you elected a dollar cost averaging period of one year, with the transfers from the Money Market Subaccount to be allocated as 50% to the Quality Bond Subaccount and 50% to the Large Cap Growth Subaccount. Then on the 15th day of each month for the next year, $100 would be transferred to each of the two Variable Investment Options you selected. On the 15th day of the 12th month, the remaining balance in the dollar cost averaging program would be transferred to the two selected funds in equal measure.

Dollar Cost Averaging Account — Twelve-Month Fixed Account

This program allows you to allocate all or a portion of a premium payment to the twelve-month dollar cost averaging fixed account, where it is automatically re-allocated each month to one or more of the Variable Investment Options that you select. Each planned premium allocated to the twelve-month dollar cost averaging fixed account must be at least $600 and the amount transferred each month must be at least $50. Premium payments may be allocated to the account at any time. The amount you allocate to the twelve-month dollar cost averaging fixed account will earn interest for a twelve-month period at a rate we declare monthly. In addition, you are permitted to take loans on or withdraw money from the funds available in the account. The account operates on a twelve-month cycle beginning on the 15th of the month, or the next following business day if the 15th day is not a business day, following your allocation of a premium payment to the account. Thereafter, on the 15th of each month during the cycle, an amount is transferred from the account to the Variable Investment Option(s) you selected. The account terminates when the Policy lapses or is surrendered, on the death of the insured, at the end of the twelve-month cycle or at your request. Upon termination of the account, all funds in the account are allocated to other investment options based upon your instructions.

The purposes and benefits of the program are similar to the money market account dollar cost averaging program offered under the Policy. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. No more than one dollar cost averaging program may be in effect at any one time.

Example: Assume that you were to allocate $2,400 of a premium payment into the fixed dollar cost averaging program and that you selected the transfers from the Twelve-Month Dollar Cost Averaging Fixed Account to be allocated as 50% to Quality Bond Subaccount and 50% to the Large Cap Growth Subaccount. Then on the 15th of each month, $100 would be transferred to each of the two Variable Investment Options you selected. On the 15th day of the 12th month, the remaining balance in the twelve-month dollar cost averaging fixed account, including all interest earned in the twelve-month dollar cost averaging fixed account, would be transferred to the two selected funds in equal measure.

Asset Rebalancing

This program automatically reallocates your policy value among Variable Investment Options in accordance with the proportions you originally specified. Over time, variations in investment results will change the allocation percentage. On a quarterly basis, the rebalancing program will periodically transfer your policy value among the Variable Investment Options to reestablish the percentages you had chosen. Rebalancing can result in transferring amounts from a Variable Investment Option with relatively higher investment performance to one with relatively lower investment performance. The minimum policy value to start the program is $1,000. If you also have one of the dollar cost averaging programs in effect, the portion of your policy value in either of the dollar cost averaging accounts will not be included in the rebalancing program. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

Example: Assume that you were to request the asset rebalancing program with a 50% allocation in the Quality Bond Subaccount and 50% in the Large Cap Growth Subaccount. Also assume that at the next quarterly rebalancing date, the amounts in the Variable Investment Options were $6,000 in the Quality Bond Subaccount and $4,000 in the Large Cap Growth Subaccount representing a 60%/40% split. At that time, $1,000 of units in the Large Cap Growth Subaccount would be sold and $1,000 of Quality Bond Subaccount units would be purchased to rebalance your portfolio to achieve the 50%/50% allocation you selected.

Additional Information

This prospectus provides basic information that you should know before purchasing the Policy or the supplemental agreements, including all material rights and obligations under the Policy and supplemental agreements. With respect to any questions regarding the rules and limitations applicable to these supplemental agreements, please ask your authorized Penn Mutual financial professional for further information or contact our office.

What Is a Policy Loan?

We offer the ability to borrow money under your Policy so that you may access a portion of your policy value without incurring the surrender charges and federal income tax consequences associated with a partial surrender from the Policy. You may borrow up to 95% of your cash surrender value and the minimum amount you may borrow is $250.

Interest will be charged on the loan at a fixed loan interest rate of 4.00% and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. An amount equivalent to the loan is withdrawn from Variable Investment Options and the fixed account on a pro-rata basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a policy loan account as collateral for the loan. Amounts withdrawn from the Variable Investment Options cease to participate in the investment experience of the funds held in the Separate Account. Amounts withdrawn from the fixed account cease to participate in the crediting strategies offered in the fixed account.

The policy loan account is guaranteed to earn interest at 3.00% during the first 10 policy years and 3.75% thereafter (4.00% in New York). You will be subject to a net interest charge on any outstanding loan, which is the difference between the amount of interest that we pay on amounts held in the policy loan account and the interest you are charged on the amount of the loan. On a guaranteed basis, in no event will the net interest charge be greater than 1.00% on a loan in the first 11 years of the Policy and 0.25% thereafter (0.00% thereafter in NY).

You may repay all or part of a loan at any time. Upon repayment of a loan, an amount equal to the repayment will be transferred from the policy loan account to the investment options you specify. If you do not specify the allocation for the repayment, the amount will be allocated in accordance with your current standing allocation instructions.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while the amount of your loan is held as collateral in the policy loan account, it will miss out on all earnings available in the Variable Investment Options. The amount of interest you earn on the policy loan account may also be less than the amount of interest you would have earned from the fixed account. This could lower your policy value, which could reduce the amount of the death benefit.

When a loan is outstanding, the amount of the loan is not available to help pay for any Policy charges. If, after deducting your policy loan, there is not enough policy value to cover the policy charges, your Policy could lapse. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. If your Policy lapses (see What Payments Must I Make Under the Policy? in this prospectus) and you have a loan outstanding under the Policy, you may have to pay federal income tax on the amount of the loan, to the extent there is gain in the Policy. See How Is the Policy Treated Under Federal Income Tax Law? in this prospectus.

The amount of any loan outstanding under your Policy on the death of the insured will reduce the amount of the death benefit by the amount of such loan. The outstanding loan amount is deducted in determining net cash surrender value of the Policy.

If you want a payment to us to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

How Can I Withdraw Money From the Policy?

Full Surrender

You may surrender your Policy at any time. If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies. This is called your net cash surrender value. The policy value is based on amounts allocated to the Variable Investment Options, the Fixed Interest Options, and the policy loan account. Surrenders may be subject to tax consequences, including a tax penalty if withdrawn before age 59 1⁄2. See “How Is the Policy Treated Under Federal Income Tax Law?” in this prospectus for additional information.

Partial Surrender

You may make a partial surrender of a portion of the net cash surrender value, subject to the following conditions:

•	the net cash surrender value remaining in the Policy after the partial surrender must exceed $250;

•	no more than four partial surrenders may be made in a policy year;

•	each partial surrender must be at least $250;

•	a partial surrender may not be made from an account if the amount remaining in that account would be less than $250; and

•	During the first five policy years, the partial surrender may not reduce the Specified Amount of insurance under Your Policy to less than $50,000.

If you elect Death Benefit Option 1 (see “How Much Life Insurance Does the Policy Provide?” in this prospectus for additional information), the Specified Amount may also be reduced; specifically, a partial surrender may reduce your Specified Amount of insurance — by the amount by which the partial surrender exceeds the difference between (a) the death benefit provided under the Policy, and (b) the Specified Amount of insurance. If you have increased the initial Specified Amount, any reduction will be applied to the most recent increase.

Partial surrenders reduce the policy value and net cash surrender value by the amount of the partial surrender. Partial surrenders may increase the risk that the Policy will lapse, and may be subject to tax consequences, including a tax penalty if withdrawn before age 59 1⁄2. See “How Is the Policy Treated Under Federal Income Tax Law?” in this prospectus for additional information.

Partial surrenders will be deducted from the Variable Investment Options and the fixed account in accordance with your directions. In the absence of such direction, the partial surrender will be deducted from the Variable Investment Options and the fixed account on a pro-rata basis.

Can I Choose Different Payout Options Under the Policy?

Choosing a Payout Option

You may choose to receive proceeds from the Policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $5,000 or more applied to any of a number of other payment options as set forth in your Policy, including payment of interest on the proceeds payable, interest income, income for a fixed period, life income, life income for guaranteed period, life income with refund period, and joint and survivor life income. Periodic payments may not be less than $50 each.

Changing a Payment Option

You can change the payment option at any time before the proceeds are payable. If no election is in effect at the time of the death of the insured, the beneficiary may elect an income payment option before any payment of the death benefit has been made and within one year of the date of death. The Death Benefit will be paid to the Beneficiary in one sum if an income payment option is not elected.

Tax Impact of Choosing a Payment Option

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult a qualified tax adviser before making that choice. See “How is the Policy Treated Under Federal Income Tax Law?” below.

How Is the Policy Treated Under Federal Income Tax Law?

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

Tax Status of The Policy

Death benefits paid under contracts that qualify as life insurance policies under federal income tax law are generally not subject to federal income tax. Investment gains credited to such policies are not subject to income tax as long as they remain in the Policy. Assuming your Policy is not treated as a “modified endowment contract” under federal income tax law, distributions from the Policy are generally treated first as the return of investment in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue qualifying as life insurance. The application of these rules may vary depending on whether the change occurs in the first five years after the Policy is issued. Such a cash distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.

To qualify as a life insurance contract under federal income tax law, your Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that the Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each Variable Investment Option must be “adequately diversified” in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The funds in which each Variable Investment Option may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the funds’ investments in order to establish that each Variable Investment Option is “adequately diversified”. It is expected that each underlying fund will comply with the diversification requirement applicable to the Variable Investment Options as though the requirement applied to that underlying fund. Penn Mutual believes that the Separate Account will meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The Treasury Department has stated in published rulings that a variable life insurance policy owner will be considered the owner of the related separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the policy owner is considered the owner of separate account assets, income and gain from the assets would be currently includable in the policy owner’s gross income. The Treasury Department has indicated that in regulations or additional revenue rulings under Section 817(d), (relating to the definition of a variable life insurance policy), it will provide guidance on the extent to which policy owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30-day period without charge did not result in the owner of a policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policies are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets. It is possible that these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under the Policies. We, therefore, reserve the right to modify the Policies as necessary to attempt to prevent the owners of the Policies from being considered the owners of a pro rata share of the assets of the subaccounts under the Policies. In addition, it is possible that if regulations or additional rulings are issued, the Policies may need to be modified to comply with them.

Tax Qualification

Your Policy will be treated as a life insurance contract under federal income tax law if it passes either one or the other of two tests — a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•	Cash Value Accumulation Test — Under the terms of the Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

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Guideline Premium/Cash Value Corridor Test — The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/ Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/ Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

The following discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

Modified Endowment Contracts

The Code establishes a class of life insurance contracts designated as modified endowment contracts, which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of the Policy. In general, the Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. We will endeavor to notify you on a timely basis if we believe you have exceeded this limit and the Policy has become a modified endowment contract under the Code. All Policies that we or our affiliate issue to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

If there is a reduction in the benefits under the policy during the first seven policy years, for example, as a result of a partial surrender, the seven-pay test will have to be reapplied as if the policy had originally been issued at the reduced Specified Amount. If there is a “material change” in the Policy’s benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult a tax advisor to determine whether a policy transaction will cause the Policy to be classified as a modified endowment contract.

The rules relating to whether your Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in full in the limited confines of this summary. Therefore, you should consult with a competent adviser to determine whether the Policy transaction will cause the Policy to be treated as a modified endowment contract.

Distributions from Policies Classified as Modified Endowment Contracts

Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial surrenders from the Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1⁄2, is attributable to the owner’s becoming disabled (as determined under the Code), or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s Beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract may be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Policy Loan Interest

Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a tax adviser before deducting any interest paid in respect of a policy loan.

Investment in the Policy

Investment in your Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

Withholding

To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Business Uses of Policy

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Non-Individual Owners and Business Beneficiaries of Policies

If a Policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Employer-Owned Life Insurance Policies

Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance policy will generally be limited to the premiums paid for such policy (although certain exceptions may apply in specific circumstances). An employer- owned life insurance policy is a life insurance policy owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such policy. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance policies and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance policies issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase of an employer-owned life insurance policy.

Split-Dollar Arrangements

The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements.

Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

The prohibition on loans is generally effective as of July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations

Prospective owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Tax Consequences of the Option to Extend the Maturity Date

The option to extend the Maturity Date that we offer allows the policy owner to extend the original maturity date by 20 years. An extension of maturity could have adverse tax consequences. Before you exercise your rights under this option, you should consult with a competent tax adviser regarding the possible tax consequences of an extension of maturity.

Tax Consequences of the Guaranteed Withdrawal Benefit Agreement

The determination of whether your Policy will be treated as a life insurance contract for federal income tax purposes under either the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test depends upon your Policy’s cash value (or alternatively, cash surrender value). Similarly, the determination of the extent to which a distribution from a Policy that is treated as a modified endowment contract is taxable will depend upon the determination of the Policy’s cash value.

There are no definitions for the terms “cash value” or “cash surrender value” in the Code and the other available authorities do not provide certainty in this area. If you add the Guaranteed Withdrawal Benefit Agreement to your base Policy, we intend to calculate the cash value (or cash surrender value) of your Policy without reflecting any additional amounts as a result of adding this agreement to your base Policy. There is no published guidance from the IRS on this position. If future applicable authorities clarify that a position other than the one we have taken is applicable, then some policy owners who have added Guaranteed Withdrawal Benefit Agreements to their Policies may experience an increase in the taxable portion of certain distributions from such Policies. In addition, in the event of such a clarification, we will follow our normal procedures for keeping policies in compliance with Section 7702 (including increasing the face amount of the insurance under your base Policy to ensure that your base Policy continues to qualify as insurance under the Code). In addition, if there are remaining guaranteed withdrawal payments at the time when the Policy lapses, we will treat distributions of the remaining Benefit Base as taxable income. You are encouraged to consult your own tax adviser prior to adding a Guaranteed Withdrawal Benefit Agreement to your Policy.

Disposition of the Policy

The disposition of your Policy will likely have federal income tax consequences. The amount and character of any gain or income recognized in connection with a disposition may vary, depending on the nature of the disposition, your investment in the contract, premiums paid, and other factors. You should consult your tax adviser prior to any disposition.

Income payments from Net Cash Surrender Value or Death Benefit Proceeds

Your policy contains provisions that allow for all or a portion of the net cash surrender value or death benefit to be paid in a series of installments. In addition, certain policies may have optional Agreements that provide for installment benefits. These installments may be for a certain period of time, or may be payable based upon the life of one or more individuals.

Under the rules of Section 72 of the Code, each payment made will be comprised of two portions: A portion representing a return of the investment in the contract, and the remainder representing interest. The

Exclusion Ratio as defined in Section 72(b) is used to determine what amount of each payment is excluded from tax reporting.

The calculation of the Exclusion ratio is based upon these two policy values as of the date the amount of the installment payment is being determined:

•	The portion of the net cash surrender value or death benefit proceeds being applied to the installment benefit

•	The investment in the contract.

The portion of each payment that is treated as a return of the investment in the contract is equal to the Exclusion Ratio multiplied by the payment amount. For installment payments that are based upon the life of one or more individuals, once the investment in the contract has been depleted any subsequent payment(s) would be treated as a return of interest and thus fully taxable.

Certain Information Reporting

Code section 6050Y requires information reporting for certain life insurance policy transactions. A return must be filed by every person who acquires a life insurance contract or any interest in a life insurance contract in a reportable policy sale. A reportable policy sale is generally the acquisition of an interest in a life insurance contract, directly or indirectly, if the acquirer has no substantial family, business, or financial relationship with the insured. The buyer must file the return required under Section 6050Y with the IRS and furnish copies of the return to the insurance company that issued the contract and the seller.

Other Tax Considerations

The transfer of your Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

A 3.80% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities or life insurance contracts that are includable in gross income are generally considered net investment income.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

Life Insurance Purchases by Residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes

The foregoing is a summary of the federal income (and, where noted, non-income) tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Are There Other Charges That Penn Mutual Could Deduct in the Future?

We currently make no charge against policy values to pay federal income taxes on investment gains. However, we reserve the right to do so in the event there is a change in the tax laws. We currently do not expect that any such charge will be necessary.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

How Do I Communicate With Penn Mutual?

General Rules

You may mail all checks for premium payments or express all checks to The Penn Mutual Life Insurance Company, Payment Processing Center, Lockbox #7460, 525 Fellowship Road, Suite 330, Mt. Laurel, NJ 08054-3415.

Certain requests pertaining to your Policy must be made in writing and be signed and dated by you. They include the following:

•	policy loans in excess of $50,000, partial surrenders in excess of $10,000, and surrenders;

•	change of death benefit option, rate class; addition/removal of supplemental agreements;

•	changes in Specified Amount of insurance;

•	change of beneficiary;

•	election of payment option for policy proceeds; and

•	tax withholding elections.

You should mail these requests to our office, P.O. Box 178, Philadelphia, Pennsylvania, 19105-0178 or express/overnight to EDM c/o The Penn Mutual Life Insurance Company, 1600 Malone Street, Millville, New Jersey 08332. You should also send notice of the insured person’s death and related documentation to our office. Communications are not treated as “received” until such time as they have arrived at our office in proper form. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently ends at 4:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time. In order to receive a day’s closing price, instructions sent by facsimile or Internet transmission must be received by our fax server prior to the close of regular trading on the New York Stock Exchange on that day (generally 4:00 pm Eastern time).

We have special forms that must be used for a number of the requests mentioned above. You can obtain these forms from your Penn Mutual financial professional or by calling our office at 800-523-0650 (or 855-466-7393 for New York policy owners). Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that does not include this required information.

Telephone Transactions

You or the financial professional of record (pursuant to your instructions) may request transfers among Variable Investment Options and the fixed account and may change allocations of future premium payments by calling our office at 1-800-523-0650. In addition, if you complete a special authorization form, you may authorize a third person, other than the financial professional of record, to act on your behalf in giving us telephone transfer instructions. We require certain identifying information to process a telephone transfer. We will not be liable for following transfer instructions, including instructions from the financial professional of record, communicated by telephone that we reasonably believe to be genuine. In certain circumstances, such as periods of market volatility, severe weather, and emergencies, you may experience difficulty providing transaction instructions by telephone. We do not guarantee that we will be able to accept transaction instructions via telephone at all times. We also reserve the right to suspend or terminate the privilege altogether at any time.

What Is the Timing of Transactions Under the Policy?

Planned premium payments and unplanned premium payments which do not require evaluation of additional insurance risk will be credited to the Policy and the net premium will be allocated to the Variable Investment Options based on values at the end of the valuation period in which we receive the payment in “good order.” A valuation period is the same as the valuation period of the shares of the Funds held in the Variable Investment Options. Loan, transfer, partial surrender and surrender transactions will be based on values at the end of the valuation period in which we receive all required instructions and necessary documentation in “good order.” In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on the New York Stock Exchange on that day (generally 4:00 pm Eastern Time). Telephone instructions must be received in full, in good order, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price. Death benefits will be based on values as of the date of death.

We will ordinarily pay the death benefit, loan proceeds and partial surrender or surrender proceeds, within seven days after receipt at our office of all the documents required for completion of the transaction in good order.

Good Order. A request or transaction is in Good Order if it complies with our administrative procedures, and the required information is complete and correct. This means the actual receipt by us of your request and any instructions related to the request in writing (or, if permitted, by telephone or electronic means), along with all forms, and any other information or documentation necessary to complete the transaction. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order. We may reject or delay a request or transaction if the information needed is not in Good Order. If you have any questions, you should contact us or your financial professional before submitting a form or request.

Possible Delays and Deferral. We may defer making a payment from a Variable Investment Option if (1) the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New

York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect our policy owners.

We may also defer making a payment from a Fixed Interest Options for up to six months from the date we receive the written request. However, we will not defer payment of a partial surrender or policy loan requested to pay a premium due on a Penn Mutual Policy. If a payment from a Fixed Interest Option is deferred for 30 days or more, it will bear interest at a rate of 3.00% per year compounded annually while it is deferred.

We may also delay paying any surrender, partial surrender, loan, or other benefit if your premium or loan repayment check has not cleared your bank.

How Does Penn Mutual Communicate With Me?

At least once each year we will send a report to you showing your current policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy. In addition, when you pay premiums, or if you borrow money under your Policy, transfer amounts among the Variable Investment Options and fixed account or make partial surrenders, we will send a written confirmation to you. Information on Dollar Cost Averaging, Automatic Asset Rebalancing, and pre-authorized check payments will be confirmed on a quarterly statement.

Once each year, you will also receive notices when the annual and semi-annual shareholder reports are available for each Fund underlying a Variable Investment Option to which you have allocated your policy value, and information on how to obtain those reports, as required by the 1940 Act. (You can request that paper copies of these reports be sent to you, but otherwise they will be available electronically).

Do I Have the Right to Cancel the Policy?

You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the free look period. To cancel your Policy, simply deliver or mail the Policy to our office or to our financial professional who delivered the Policy to you.

In most states, you will receive a refund of your policy value as of the date of cancellation, plus the premium charge and the monthly deductions, and minus any loans and accrued loan interest. The date of cancellation will be the date we receive the Policy.

In some states, you will receive a refund of any premiums you have paid. In these states your policy value will be allocated to the Penn Series Money Market Subaccount during the free look period. At the end of the period, the policy value will be transferred to the Variable Investment Options and Fixed Interest Options you have chosen.

THE PENN MUTUAL LIFE INSURANCE COMPANY

The Penn Mutual Life Insurance Company is a Pennsylvania mutual life insurance company, chartered in 1847. We are licensed to sell life insurance and annuities in the District of Columbia and all states except New York, and are located at 600 Dresher Road, Horsham, Pennsylvania 19044. Our mailing address is The Penn Mutual Life Insurance Company, PO Box 178, Philadelphia, Pennsylvania 19105.

We issue and are liable for all benefits and payments under the Policy.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

We established Penn Mutual Variable Life Account I (the “Separate Account”) as a separate investment account under Pennsylvania law on January 27, 1987. The Separate Account is registered with the

SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

Net premiums received under the Policy and under other variable life insurance policies are allocated to the Variable Investment Options for investment in the Funds. They are allocated in accordance with instructions from policy owners.

Income, gains and losses, realized or unrealized, in a subaccount (a Variable Investment Option) are credited or charged against that subaccount without regard to any other income, gains or losses of Penn Mutual. Assets equal to the reserves and other contract liabilities with respect to the investments held in each subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Policies.

We reserve the right to add, combine or remove any Variable Investment Options when permitted by law. We retain the right, subject to any applicable law, to make substitutions with respect to the underlying Funds of the Variable Investment Options. If investment in shares of a Fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Policies, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund. No substitution may take place without notice to owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by applicable law.

In the event of a Fund merger, any future premium payments will be allocated to the successor or acquiring Fund. In the event of the liquidation of a Fund, you will be required to provide a new allocation to one of the available subaccounts for future premium payments.

THE FUNDS

The assets of each Fund are separate from the others and each such Fund has different investment objectives and policies. As a result, each Fund operates as a separate investment fund and the investment performance of one Fund has no effect on the investment performance of any other Fund. You can make or lose money in any of the Variable Investment Options. The Funds described in this prospectus are different from funds that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same. The Fund’s prospectus should be read carefully before any decision is made concerning the allocation of net premium payments and policy value to a Variable Investment Option corresponding to a particular Fund.

We offer no assurance that any of the Funds will attain their respective stated investment objectives.

Specific information regarding each Fund, including (1) its name, (2) its fund type (e.g., bond fund, large cap value, small cap growth, specialty, money market fund, etc.); (3) its investment adviser and any sub-adviser; (4) current expenses; and (5) investment performance, is available in Appendix A to this Prospectus. For more information about each of these Funds, please read the Fund prospectuses. You should also read a Fund’s prospectus carefully before making any decision about allocating premium payments or a portion of your policy value to a Variable Investment Option corresponding to a particular Fund. Please contact us at 1-800-523-0650, or contact your financial professional, if you would like to obtain any of the underlying Fund prospectuses (in either paper or electronic format).

The Funds’ shares may be available to certain other separate accounts we use to fund variable life insurance contracts offered by the Company. This is called “mixed funding.” The Funds’ shares may also be available to separate accounts of insurance companies that are not affiliated with the Company and, in certain instances, to tax-qualified policies. This is called “shared funding.” Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. In the event of a material conflict, we could be required to withdraw your policy value from a Fund. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

Penn Mutual Asset Management, LLC (“PMAM”), a wholly owned subsidiary of the Company, serves as the investment adviser of the Penn Series Funds, Inc. For some Funds, PMAM has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out investment decisions for the Funds. As such, among other responsibilities, PMAM oversees the activities of the sub-advisers with respect to the Funds and is responsible for retaining or discontinuing the services of those sub-advisers.

We do not provide investment advice to policy owners and do not recommend or endorse any particular Fund. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your Policy resulting from the performance of the Funds you have chosen. You should consult with your financial professional to determine which combination of Investment Options is most appropriate for you, and periodically review your choices.

Certain Funds, generally referred to as “funds of funds,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both Fund levels, which would reduce your investment return.

Investment selections should be based on a thorough investigation of all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund.

VOTING SHARES OF THE INVESTMENT FUNDS

You have the right to tell us how to vote proxies for the Fund shares to which your policy value is allocated. If the law changes and permits us to vote the Fund shares, we may do so.

If you are a policy owner, we determine the number of full and fractional Fund shares that you may vote by dividing the portion of the owner’s policy value allocated to the Variable Investment Option by the net asset value of one share of the applicable Fund. Fractional votes will be counted. We may change these procedures whenever we are required or permitted to do so by law.

Penn Mutual will vote the shares held in the Variable Investment Options in accordance with voting instructions received from policy owners and other persons entitled to provide voting instructions. Fund shares for which policy owners and other persons entitled to vote have not provided voting instructions and shares owned by Penn Mutual in its general and unregistered separate accounts will be voted in proportion to the shares for which voting instructions have been received. Under state insurance law and federal regulations, there are certain circumstances under which Penn Mutual may vote other than as instructed by policy owners and other persons entitled to vote. In such cases, the policy owners and such other persons entitled to vote will be advised of that action in the next Fund shareholder report. The effect of this proportional voting is that a small number of policy owners may be able to determine the outcome of a vote.

OTHER INFORMATION

Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including escheatment of annuity, life, and other insurance policies) under various circumstances. In addition to the state unclaimed property law, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment it is important that you keep your policy and other information on file with us up to date, including the names, contact and identifying information for owners, insureds, annuitants, beneficiaries and other payees.

Anti-Money Laundering and Counter-Terrorism

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to take action, including, but not limited to, rejecting a premium payment and/or “freezing” an owner’s account. If these laws apply in a particular situation, absent instructions from the appropriate federal regulator, we would not be allowed to pay any request for surrenders (either full or partial), pay death benefits, make transfers, or continue making payments. We may also be required to provide information about you and your Policy to government agencies or departments.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on the principal underwriter’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

DISTRIBUTION ARRANGEMENTS

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, LLC (“HTK”) to act as principal underwriter for the distribution and sale of the Policies. HTK is affiliated with Penn Mutual, and is located at 600 Dresher Road, suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Policies through its sales financial professionals. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales financial professionals. HTK is registered as a broker- dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Penn Mutual enters into selling agreements with other broker-dealers whose financial professionals are authorized by state insurance and securities departments to solicit applications for the Policies. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Financial professionals may be paid commissions on a Policy they sell based on premiums paid in amounts up to 53.50% of first year premiums of sales, 3.00% on premiums paid during the second through fifteenth policy years, and 2.00% on premiums paid after the first fifteen policy years. In lieu of the renewal commissions just described, financial professionals cap opt to receive 1.00% of premiums paid during the second through tenth policy years, 0.00% of the premiums paid after the first ten policy years, and an asset-based commission equivalent to an annualized rate of 0.10% of net policy value during the second through tenth policy years, and 0.25% of net policy value after the first ten policy years,

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Financial professionals may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to financial professionals of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial professional may serve you better, this additional compensation may provide Penn Mutual access to marketing benefits such as website placement, access to financial professional lists, extra marketing assistance, or other heightened visibility and access to the broker- dealer’s sales force that otherwise influences the way that the broker-dealer and the financial professional market the Policies.

Finally, within certain limits imposed by FINRA, financial professionals who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK financial professionals are also financial professionals of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this Policy rather than other investment options.

Individual financial professionals typically receive a portion of the compensation that is paid to the broker- dealer in connection with the Policy, depending on the agreement between the financial professional and their broker- dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial professional how he/she will be compensated for the transaction.

FINANCIAL STATEMENTS

The statutory financial statements of Penn Mutual and the financial statements of the Separate Account appear in the statement of additional information, which may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI Request, PO Box 178, Philadelphia, Pennsylvania, 19105. Or you can call toll- free at 1-800-523-0650. The statutory financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policies.

APPENDIX A

Funds Available Under the Policy

The following is a list of Funds available under the policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://www.pennmutual.com/for-individuals-and-businesses/performance-and-rates/prospectuses. You can also request this information at no cost by calling 1-800-523-0650 or sending an email request to FundOperations@pennmutual.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

	Fund and Adviser/Subadviser (as applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
Type			1 Year	5 Year	10 Year
Money Market	Money Market Fund Penn Mutual Asset Management, LLC (“PMAM”)	0.58%	0.01%	0.48%	0.25%
Fixed Income	Limited Maturity Bond Fund PMAM	0.69%	0.38%	2.39%	1.60%
Fixed Income	Quality Bond Fund PMAM	0.66%	(0.69%)	4.21	3.08
Fixed Income	High Yield Bond Fund PMAM	0.72%	5.12%	6.54%	6.80%
Asset Allocation	Flexibly Managed Fund PMAM/ T. Rowe Price Associates, Inc.	0.87%	18.29%	14.93	13.61%
Asset Allocation	Balanced Fund PMAM	0.65%	15.77%	12.40%	10.72%
Equity	Large Growth Stock Fund PMAM/T. Rowe Price Associates, Inc.	0.93%	16.44%	22.28%	18.52%
Equity	Large Cap Growth Fund PMAM/Massachusetts Financial Services Company	0.85%	25.85%	22.63%	16.05%
Equity	Large Core Growth Fund PMAM/Morgan Stanley Investment Management, Inc.	0.84%	(3.94%)	24.12%	17.87%
Equity	Large Cap Value Fund PMAM/AllianceBernstein, L.P.	0.91%	27.88%	11.32%	11.85%
Equity	Large Core Value Fund PMAM/Eaton Vance Management	0.92%	24.46%	12.26%	12.45%
Equity	Index 500 Fund PMAM/SSGA Funds Management, Inc.	0.34%	28.29%	18.15%	16.18%
Equity	Mid Cap Growth Fund PMAM/Delaware Investments Fund Advisers	0.98%	16.66%	25.11%	17.18%
Equity	Mid Cap Value Fund PMAM/Janus Henderson Investors US LLC	0.82%	19.27%	4.05%	8.90%

A-1

	Fund and Adviser/Subadviser (as applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
Type			1 Year	5 Year	10 Year
Equity	Mid Core Value Fund PMAM/American Century Investment Management, Inc.	1.00%	23.13%	9.33%	12.51%
Equity	SMID Cap Growth Fund PMAM/Goldman Sachs Asset Management, L.P.	1.02%	7.73%	22.23%	16.82%
Equity	SMID Cap Value Fund PMAM/ AllianceBernstein L.P.	1.15%	35.58%	9.59%	12.84%
Equity	Small Cap Growth Fund PMAM/Janus Henderson Investors US LLC	0.99%	8.70%	16.99%	14.13%
Equity	Small Cap Value Fund PMAM/Goldman Sachs Asset Management, L.P.	0.98%	26.67%	9.04%	12.14%
Equity	Small Cap Index Fund PMAM/SSGA Funds Management, Inc.	0.70%	14.35%	11.37%	12.52%
Equity	Developed International Index Fund PMAM/SSGA Funds Management, Inc.	0.85%	10.54%	9.06%	7.45%
Equity	International Equity Fund PMAM/Vontobel Asset Management, Inc.	1.03%	12.23%	13.76%	9.48%
Equity	Emerging Markets Equity Fund PMAM/Vontobel Asset Management, Inc.	1.25%	(5.69%)	6.62%	3.86%
Equity	Real Estate Securities Fund PMAM/Cohen & Steers Capital Management, Inc.	0.95%	42.70%	13.49%	12.53%
Asset Allocation	Aggressive Allocation Fund PMAM	1.18%	16.42%	11.23%	10.53%
Asset Allocation	Moderately Aggressive Allocation Fund PMAM	1.12%	15.33%	10.74%	9.80%
Asset Allocation	Moderate Allocation Fund PMAM	1.08%	11.32%	9.24%	8.26%
Asset Allocation	Moderately Conservative Allocation Fund PMAM	1.06%	8.58%	7.41%	6.52%
Asset Allocation	Conservative Allocation Fund PMAM	1.03%	4.52%	5.41%	4.54%

A-2

APPENDIX B

Fixed Interest Options

General

Premium payments allocated and policy value transferred to the Fixed Account become part of Penn Mutual’s general account. Interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 and 1940 Acts. Disclosures regarding the fixed accounts, however, are subject generally to applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in the Prospectus.

The Policy allows you to allocate your policy value to two options: the Fixed Account and the Fixed Dollar Cost Averaging Account. As described in the relevant sections of the prospectus, policy value allocated to the Fixed Account in most respects is treated in the same manner as policy value allocated to the Variable Investment Options. Amounts allocated or transferred to any of these accounts under this Policy become part of Our general account assets. Subject to applicable law and regulation, investment of general account assets is at Our sole discretion.

The Fixed Interest Options are both designed to be safe investments that provide fixed returns, where the Company pays a fixed rate of interest (that it declares periodically, subject to a minimum) and where the Company bears the investment risk.

Fixed Account

Amounts allocated or transferred to the Traditional Fixed Account will be credited with interest. In no event will the rate of interest credited be less than 3%. The declared rate will apply from the date of allocation or transfer through the end of a twelve month period. The twelve month period begins on the first day of the calendar month in which the allocation or transfer is made. Thereafter, interest will be credited on such amount for successive twelve month periods at the then current rate applicable to new allocations to the account as of the beginning of each successive twelve month period. For each allocation, the rate will not change during the running of a twelve month period.

We will determine the interest rates applicable for the Traditional Fixed Account in our discretion. Any credited interest above the minimum guaranteed interest is nonforfeitable after crediting except indirectly due to Surrender Charges.

Subject to and in accordance with the provisions of the Policy, an amount held in the Traditional Fixed Account may be transferred to one or more Variable Investment Options (or subaccounts) or the Short-Term Fixed Accounts subject to the following restrictions:

The sum of all transfers in a policy year cannot exceed the greatest of:

(i)	25% of the Traditional Fixed Account Value at the previous policy anniversary, and

(ii)	$5,000.

The amount that may be transferred excludes any amount held in the Policy Loan Account.

We reserve the right, in our sole discretion to add or waive the transfer restrictions on the Traditional Fixed Account. Please contact us or your agent to determine if a waiver is currently in effect.

B-1

Fixed Dollar Cost Averaging Account

Premium payments may be allocated to the Fixed Dollar Cost Averaging Account and have a fixed percentage transferred monthly from the account to the Variable Investment Options (or subaccounts) of the Separate Account, as directed by you, to achieve dollar cost averaging.

Amounts held in the Fixed Dollar Cost Averaging Account will be credited with interest. The declared interest rate will apply from the date of the allocation to the account through the end of the dollar cost averaging period. Thereafter, interest will be credited at the then current rate applicable to new allocations to the account as of the beginning of each new dollar cost averaging period.

We will determine the interest rates applicable for the Fixed Dollar Cost Averaging Account in our discretion. In no event will the rate of interest credited be less than 3%. Any credited interest above the minimum guaranteed interest is nonforfeitable after crediting except indirectly due to Surrender Charges.

Premium payments may only be allocated to one of the Fixed Dollar Cost Averaging Options in conjunction with an election of the Dollar Cost Averaging program. Once a Fixed Dollar Cost Averaging Option is selected, an additional Fixed Dollar Cost Averaging Option cannot be selected.

You can request to terminate the account. The remaining balance will be transferred to the Variable Investment Options (or subaccounts) of the Separate Account as directed by You. The minimum amount that can be allocated to the Fixed Dollar Cost Averaging Account is $600 and the amount transferred each month must be at least $25.

B-2

The Statement of Additional Information (“SAI”) contains additional information about the Cornerstone Variable Universal Life Insurance Policy, including financial statements of The Penn Mutual Life Insurance Company, and additional information on Penn Mutual, the Separate Account and the Policy. The SAI is available without charge upon request from The Penn Mutual Life Insurance Company, Attn: SAI Request, PO Box 178, Philadelphia, Pennsylvania, 19105. Or you can call us toll-free at 1-800-523-0650 or visit our website at www.pennmutual.com. The SAI is incorporated by reference into this prospectus and, therefore, legally forms a part of this Prospectus.

Reports and other information about the Penn Mutual Variable Life Account I, including the SAI, may be obtained from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information also may be obtained, after paying a duplicating fee, by emailing the SEC at publicinfo@sec.gov.

The SEC EDGAR Contract Identifier for the Cornerstone VUL Policy is C000030264.

About The Penn Mutual Life Insurance Company Penn Mutual helps people become stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC. Visit Penn Mutual at www.pennmutual.com. © 2021 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172, www.pennmutual.com PM8668 05/21

Prospectus Penn Mutual Variable Life Account I Diversified Growth Variable Universal Life    May 1, 2021

PROSPECTUS

FOR

DIVERSIFIED GROWTH VUL

a flexible premium adjustable variable life insurance policy issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

of

The Penn Mutual Life Insurance Company

PO Box 178, Philadelphia, Pennsylvania 19105

800-523-0650

May 1, 2022

This prospectus describes the Diversified Growth Variable Universal Life Insurance policy (the “Policy”), an individual, flexible premium adjustable variable universal life insurance policy issued by The Penn Mutual Life Insurance Company (the “Company”). The Policy provides life insurance and a cash surrender value that varies with the investment performance of one or more of the funds that you select. The available funds are listed in Appendix A to this prospectus. The Policy also provides options in a fixed account in which amounts may be held to accumulate interest. The life insurance (or death benefit) provided under the Policy will never be less than the amount specified in the Policy. The Policy described in this Prospectus is not available in New York.

Right to Cancel. If you are a new purchaser of a policy, you may cancel your policy within 10 days of receiving it without paying fees or penalties. In some states, this “Free Look” or cancellation period may be longer. If you cancel your Policy, in most states you will receive your policy value, plus any premium charge and monthly deductions (minus any loans and accrued loan interest). In some states, you will receive a full refund of the amount of any premiums you have paid. You should review this prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of this security or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

GUIDE TO READING THIS PROSPECTUS (TABLE OF CONTENTS)

This prospectus contains information that you should know before you buy the Diversified Growth Variable Universal Life Insurance policy (the “Policy” or “Diversified Growth VUL”) described in this prospectus or exercise any of your rights under the Policy. The purpose of this prospectus is to provide information on the essential features and provisions of the Policy and the investment options available under the Policy. When you receive your Policy, read it carefully for more information about your rights and obligations under the Policy.

The prospectus is arranged as follows:

•	Pages 5 to 8 provide a table summarizing key information about the Policy.

•	Pages 9 to 12 provide an overview of important features and benefits and other information.

•	Pages [ ] to [ ] include tables showing fees and charges under the Policy.

•	Pages [ ] to [ ] summarize the principal risks of investing in the Policy.

•	Pages [ ] to 66 provide additional, more detailed information about the Policy, in question and answer format.

•

Pages 66 to 69 provide information about The Penn Mutual Life Insurance Company (“Penn Mutual,” or the “Company”), the Penn Mutual Variable Life Account I (the “Separate Account”) and the underlying variable investment options (“Variable Investment Options”).

•

Appendix A at the end of this prospectus lists the mutual funds that are available in the Variable Investment Options (the “Funds”), including information regarding their expenses and past investment performance.

•	Appendix B at the end of this prospectus describes the fixed account investment options (the “Fixed Account Options”) available under the Policy.

**********

The prospectuses of the available Funds contain important information that you should know about the investments that may be made under the Policy. You should read the fund prospectuses carefully before you invest. You can obtain the fund prospectuses by calling 1-800-523-0650 or by sending an email request to FundOperations@pennmutual.com.

This prospectus (and the life insurance policy) is not considered an offering in any jurisdiction where such offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any supplements to them, or in any other sales material we authorize.

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DEFINITIONS

More detailed information concerning the terms defined below is in the appropriate sections of the Prospectus.

Cash Surrender Value:  The policy value, less any surrender charges that may apply.

Company:  The Penn Mutual Life Insurance Company. Also referred to as “We,” “our,” and “us,” or “Penn Mutual.”

Fixed Account Options:  In addition to the Variable Investment Options (as defined below), the Policy allows you to allocate your policy value to both traditional and indexed Fixed Account Options which are described in Appendix B. These are all part of the Company’s general account assets.

Funds:  The mutual funds that are available for investment through the Variable Investment Options of the Separate Account.

General Account:  All of our general assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. These assets are subject to the claims of our general creditors.

Investment Options:  Policy investment options that consist of the Variable Investment Options and the Fixed Account Options.

Monthly Deduction:  The charges we deduct from your policy value each month, including the Cost of Insurance Charge, the Mortality and Expense Risk Face Amount Charge, the Mortality and Expense Risk Asset Charge, the Administrative Charges and any applicable Optional Supplemental Agreement Charges.

Net Amount at Risk:  The difference between the death benefit and the policy value.

Net Cash Surrender Value:  The policy value, less any surrender charges that may apply, less any outstanding loans and accrued loan interest. This is the amount we will pay you if you surrender your policy.

Net Policy Value:  The policy value, less any Policy Debt.

Net Premium:  The balance of a premium payment after deduction of the percent of premium charge.

Policy Debt:  Any outstanding policy loans plus any loan interest due or accrued.

Policy Specifications Page:  The Policy Specifications Page contains your policy’s individual specifications.

Policy Value:  The total value of your policy, which is the sum of the values in the Variable Investment Options, the Fixed Account Options and the policy loan account. At any time, your policy value is equal to: the net premiums you have paid (your premiums less the percent of premium charges); plus or minus the investment results in the part of your policy value (if any) allocated to the Variable Investment Options; plus interest credited to the part of your policy value (if any) allocated to the Fixed Account Options; minus policy charges we deduct; and minus partial surrenders you have made. Policy loans may also affect your policy value.

Separate Account:  Penn Mutual Variable Life Account I of Penn Mutual, a segregated asset account of the Company. The Separate Account is divided into subaccounts that correspond to the Variable Investment Options. Each subaccount corresponds to, and invests exclusively in, a particular Fund.

3

Specified Amount:  The dollar amount of life insurance under the Policy as selected by the policy owner. It equals the initial specified amount shown on the Policy Specifications Page, plus any increases and minus any decreases made to the initial specified amount.

Variable Investment Options.  The subaccounts of the Separate Account, each of which invests exclusively in a specified Fund.

We (Our, Us):  The Penn Mutual Life Insurance Company (the “Company”).

You, Your:  The policy owner, who can make decisions regarding allocation of net premiums, transfers, surrender, partial surrenders, borrowing money, naming beneficiary(ies), electing supplemental agreements, and other matters (all within the policy limits).

4

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE DIVERSIFIED GROWTH VARIABLE UNIVERSAL LIFE INSURANCE POLICY

Fees and Expenses

Charges for Early Surrender

If you fully surrender your Policy within the first 9 years following your purchase of the policy or within the first 9 years following an increase to the Specified Amount, you may be assessed a surrender charge equal to: (a) 90% of the lesser of (i) the total premium paid in the first policy year, (ii) the maximum surrender charge premium, and (iii) $45.00 per $1,000 of the Specified Amount multiplied by (b) the appropriate surrender factor. The surrender factor is equal to 1.00 in the first year of coverage and grades to 0.00 in the 10th year and after.

For example, if you were to surrender your Policy during the first year after your Policy purchase (and your total premiums paid were $100,000 and your Specified Amount is $500,000), then you could be assessed a surrender charge of up to $20,250.

For more detailed information, see Table of Fees and Expenses; What Are the Fees and Charges Under the Policy?

Transaction Charges

In addition to the surrender charge for Policy surrenders, you may be charged for other transactions. These include a Percent of Premium Charge (deducted from each premium) and a partial surrender processing fee. A surrender charge will also be deducted if you increase the Specified Amount of the life insurance death benefit and fully surrender your policy within 9 years of such increase.

We reserve the right to impose transfer charges (when you transfer policy value between investment options), but we currently do not impose these charges. We may also impose charges if you exercise certain supplemental agreement benefits.

For more detailed information, see Table of Fees and Expenses; What Are the Fees and Charges Under the Policy?

Ongoing Fees and Expenses

In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses (usually deducted on a monthly basis).

Some of these charges, such as the monthly Cost of Insurance Charge, the Mortality and Expense Risk Face Amount Charge and certain supplemental agreement charges (for supplemental benefits), are set based on individual characteristics of the insured (e.g., age, sex, and rating classification).

Other ongoing charges include the monthly Mortality and Expense Risk Asset Charge, loan interest, Administrative Charge and certain other agreement charges. Please refer to the Policy Specifications Page for rates and the specific fees applicable to your Policy.

Investors will also bear expenses associated with the Funds, as shown in the following table, which shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2021.

	Funds’ Total Annual Operating Expenses (expenses that are deducted from Fund assets)
	Annual Fee	Minimum	Maximum

	Variable Investment Options (Fund fees and expenses)	0.34%	1.25%

	For more detailed information, see Table of Fees and Expenses; What Are the Fees and Charges Under the Policy?

5

Risks

Risk of Loss

You can lose money by investing in this Policy, including loss of your premiums (principal).

For more detailed information, see Summary of Principal Risks of Investing in the Policy; What is the Value of My Policy?

Not a Short-Term Investment

This Policy is not designed for short- term investing and is not appropriate for an investor who needs ready access to cash.

The Policy is designed to provide a life insurance benefit or to help meet other long- term financial objectives. Substantial fees, expenses, and tax implications generally make variable life insurance unsuitable as a short-term savings vehicle. Additionally, the Policy limits your ability to surrender a portion of the policy value (also called cash value) through partial surrenders or loans; you cannot access more than your net cash surrender value (the policy value less the surrender charge and less any outstanding policy loan).

For more detailed information, see Summary of Principal Risks of Investing in the Policy.

Risks Associated with Investment Options

•   An investment in this Policy is subject to the risk of poor investment performance of the Funds you choose, and the value of an investment can vary depending on the performance of the Funds.

•   Each investment option (the Funds and the Fixed Account Options) has its own unique risks. The performance of the Funds will vary, and some are riskier than others.

•   A discussion of the risks of allocating your premiums or policy value to one or more Funds can be found in the prospectuses for the Funds. You should review the prospectuses for the Funds before making an investment decision.

•   Premiums and policy value allocated to the Fixed Account Option may be kept there for an extended period of time due to restrictions on transfers out of the Fixed Account Option.

For more detailed information, see Summary of Principal Risks of Investing in the Policy; Appendix A — Funds Available Under the Policy; Appendix B – Fixed Account Options.

Insurance Company Risks

An investment in the Policy is subject to the risks related to The Penn Mutual Life Insurance Company (the Company), including:

•   Any obligations, guarantees, and benefits of the Policy (including the Fixed Account Options), are subject to the claims-paying ability and financial strength of the Company.

•   There are risks relating to the Company’s administration of the Policy, including cybersecurity and infectious disease outbreak risks.

•   If the Company experiences financial distress, it may not be able to meet its obligations to you.

•   More information about the Company, including its financial strength ratings, is available upon request from the Company at 1-800-523-0650.

For more detailed information, see The Penn Mutual Life Insurance Company; Financial Statements; Summary of Principal Risks of Investing in the Policy – Insurance Company Risks; Other Information.

6

Policy Lapse

If the total premiums you have paid, less any partial surrenders you made, equal or exceed the no-lapse premium specified in your Policy, multiplied by the number of months the Policy has been in force, your Policy will remain in force, regardless of investment performance for a specified period. The specified period is the shorter of 20 years, or the time until the policy anniversary nearest the Insured’s attained age 80. However, in no case will the specified period be less than 5 years. Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee. The no-lapse premium will generally be less than the monthly equivalent of the planned premium you specified. When a Policy lapses, it has no value, and no benefits are paid upon the death of the insured. You will also lose the principal invested.

•   A Policy can lapse if the net cash surrender value is insufficient to pay the Policy charges. This can happen due to insufficient premium payments, poor investment performance, partial surrenders, unpaid loans or loan interest, and Policy charges (including increases in those charges).

•   The larger a Policy loan becomes relative to the policy’s cash surrender value, the greater the risk that the Policy’s net cash surrender value will not be sufficient to support the Policy’s charges, including any loan interest due, and the greater the risk of the Policy lapsing.

•   A Policy lapse may have tax consequences.

For more detailed information, see Summary of Principal Risks of Investing in the Policy; What Payments Must I Make Under the Policy? — Lapse and Reinstatement.

Restrictions

Investments

You can allocate your net premiums to the Variable Investment Options (that invest in the Funds) and the Fixed Account Options.

•   The minimum amount that you can transfer generally is $250 (or the amount held under the Investment Options from which you are making the transfer, if less).

•   If less than the full amount held under an Investment Option is transferred, the amount remaining in the Investment Option must be at least $250.

•   Transfers may not be made during the free look period.

•   Transfers may be made from the Traditional Fixed Account option only during the 30 day period following the end of each policy year.

•   Transfers from the Indexed Fixed Account may be made only on the anniversary of an allocation of an amount to the Indexed Fixed Account.

•   The amount that may be transferred excludes any amount held in the policy loan account.

•   The Company reserves the right to remove or substitute any of the Funds as investment options that are available under the policy.

•   In addition, we may limit your ability to make transfers involving the Variable Investment Options if a transfer may disadvantage or potentially harm or hurt the rights or interests of other policy owners.

•   We may defer transfers under certain conditions.

•   We will also reject or reverse a transfer request if for any reason any of the Funds do not accept the purchase of its shares.

For more detailed information, see How Are Amounts Credited to the Separate Account?; How Can I Change the Policy’s Investment Allocations?

7

Optional Benefits

•   We offer several optional benefits in the form of a supplemental agreement to the Policy. Various optional benefits are available and some have an additional charge. Not all agreements are available in every state and some agreements may only be added when you apply for your Policy.

•   We may stop offering an optional benefit at any time.

For more detailed information, see What Are the Supplemental Agreements and Benefits That Are Available?

Taxes

Tax Implications

Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.

•   If you purchase the Policy through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax benefit.

•   Earnings on your Policy (if any) are taxed when you withdraw them (or if a Policy loan is not repaid), at ordinary income tax rates, and may be subject to a tax penalty before age 59 1⁄2.

For more detailed information, see Summary of Principal Risks of Investing in the Policy — Tax Risks; How Is the Policy Treated Under Federal Income Tax Law?

Conflicts of Interest

Financial Professionals Compensation

Your financial professional may receive compensation for selling this Policy to you, in the form of commissions, asset-based compensation, allowances for expenses, and other compensation programs, and the Company may share the revenue it earns on this Policy with the professional’s firm. (Your financial professional may be your broker, investment adviser, insurance agent, or someone else).

For these reasons, these financial professionals may have a financial incentive to recommend this Policy over another policy or investment.

For more detailed information, see Distribution Arrangements.

Exchanges

Some financial professionals may have a financial incentive to offer you a new policy in place of the one you own. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing policy.

For more detailed information, see What Payments Must I Make Under the Policy? — Tax-Free “Section 1035” Insurance Policy Exchanges.

8

OVERVIEW OF THE DIVERSIFIED GROWTH VARIABLE UNIVERSAL LIFE INSURANCE POLICY

The following provides an overview of the Policy’s primary features. Please read the full descriptions in the rest of this prospectus, and your Policy, for more information regarding these features and other provisions of the Policy.

1.	Purpose of the Policy

This Policy provides permanent life insurance coverage with the potential for tax-deferred cash value (policy value) accumulation. The Policy is offered by Penn Mutual. The Policy offers (1) life insurance protection, (2) flexible premium payments, (3) a net cash surrender value that you can access through partial surrenders and loans, (4) the ability to invest in a variety of Variable Investment Options and Fixed Account Options, (5) the ability to transfer among these options tax-free, and (6) optional benefit agreements. The Policy is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle. Please read the entire prospectus before you invest.

2.	Premiums

Amounts you pay to us under your Policy are called premiums or premium payments. Policy premium payments are flexible; other than the required initial minimum premium payment, you can select the time and amount of premiums you pay, within limits.

You choose in your application how often to pay planned premiums — annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay Policy charges or the provisions of the Extended No-Lapse Guarantee Agreement are satisfied. See What Payments Must I Make Under the Policy? — No Lapse Feature and Lapse and Reinstatement in this prospectus. Additional or unplanned premiums may be paid in any amount and at any time. A premium may not be less than the minimum shown in your policy (generally at least $25).

Although you may have a schedule of planned premiums, your Policy can lapse even if you pay all of the planned premiums on time (unless the provisions of the No-Lapse Feature is in effect). This can happen because the investment performance of the Variable Investment Options you have allocated premiums or policy value to has been poor, because of charges we deduct, because of partial surrenders you take, or because of a combination of these factors has caused the net cash surrender value of your Policy to be insufficient to pay the policy charges (including payment of interest on any loan that may be outstanding under the Policy). When a Policy lapses, it terminates and has no value, and no benefits are paid upon the death of the insured. You also lose the principal invested.

To qualify your Policy as life insurance under the Internal Revenue Code of 1986, as amended (the “IRC” or “Code”), federal tax law limits the amount of premium payments you may make in relation to the amount of life insurance provided under the Policy. In addition, we can limit the amount of premium payments and/or require medical insurance underwriting and satisfactory evidence of insurability before we accept additional premiums.

Premiums are allocated among the Variable Investment Options and the available Fixed Account Options according to your instructions. The policy value in the Variable Investment Options will vary up or down with the investment performance of the corresponding underlying mutual funds. Amounts in the Fixed Account Options are guaranteed and will earn interest declared from time to time by the Company.

9

3.	Policy Features

The Policy offers a variety of important features and benefits, including the following:

Life Insurance Benefit

The Policy provides life insurance on you or another individual you name. In your application for the Policy, you will tell us how much life insurance coverage you want on the life of the insured person (the “Specified Amount”). We offer two different types of death benefits under the Policy. Option 1 is a level death benefit option and Option 2 is an increasing death benefit option: Option 1 – the death benefit is the greater of (a) the Specified Amount of insurance, or (b) a percentage of the Policy value (on the date of the insured’s death) equal to the minimum necessary for your Policy to qualify as life insurance under IRC Section 7702 or Option 2 – the death benefit is the greater of (a) the Specified Amount of insurance plus your Policy value on the date of death, or (b) the percentage of the Policy value on the date of the insured’s death. Therefore the death benefit could increase or decrease based on investment performance, but will not be less than the Specified Amount. You can increase or decrease the Specified Amount, subject to certain conditions. While the Policy is in effect, we will pay the beneficiary the death benefit less the amount of any outstanding loan when the insured dies.

Investment Options

The Policy allows you to allocate your policy value to the different Variable Investment Options which each invest in a specified mutual fund portfolio (each, a “Fund”). Your policy value will increase or decrease to reflect the investment performance of the Funds you select; you bear the investment risk and you can lose money invested in the Funds. Appendix A of this prospectus lists the Funds currently available in the Policy and includes additional information about the Funds.

In addition to the Variable Investment Options, the Policy allows you to allocate your policy value to Fixed Account Options. The Traditional Fixed Account is designed to be an investment that provides fixed returns, where the Company pays a fixed rate of interest (that it declares periodically, subject to a minimum) and where the Company bears the investment risk. The Indexed Fixed Account is also designed to be an investment where the Company provides interest credits based on the change in value of the S&P 500 Index, and where the Company bears the investment risk. The Fixed Account Options are described in Appendix B to this prospectus.

You can change the Investment Options in which you invest throughout the life of the Policy.

Transfers

Within limitations, you may transfer policy value from one Variable Investment Option to another and to and from the Fixed Account Options. In addition, the Policy offers three automated transfer programs — two dollar cost averaging programs and an asset rebalancing program.

Policy Value

The policy value includes the amount in the Variable Investment Options and the Fixed Account Options and the policy loan account. The value of your Policy will increase or decrease based upon the investment performance of the Variable Investment Options you choose, your premium payments, interest credited to the Fixed Account Options, any partial surrenders, outstanding loans (including loan interest), and the charges we deduct.

The cash surrender value is the policy value decreased by any surrender charge. The net cash surrender value is the policy value decreased by any outstanding policy loan and less any surrender charge. See “What Is the Value of My Policy?” You may surrender your Policy at any time and you will receive the net cash surrender value.

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The policy value of your Policy will vary with the investment performance of the options you select. There is a risk that the investment performance of the Variable Investment Options may be unfavorable or may not perform up to your expectations, which may decrease the amount of your net cash surrender value. If the Variable Investment Options you select for your Policy perform poorly you could lose money, including some or all of the premiums paid. Each Variable Investment Option invests in a different underlying Fund, and a discussion of the investment risks of each of the underlying Funds may be found in the prospectus for each of the Funds. Each underlying Fund has its own investment objective and investment strategy. The performance of each will vary, and some funds are riskier than others. We do not guarantee the investment performance of any of the Variable Investment Options or Funds. You bear the entire investment risk for all amounts allocated to the Variable Investment Options.

Loans

You may take a loan on your Policy. You may borrow up to 95% of your cash surrender value. The minimum amount you may borrow is $250. There will be two loan options: a Traditional Loan and an Indexed Loan. Both options cannot be active at the same time. For Traditional Loans, funds will be transferred from Variable Investment Options or the Fixed Account Options into a traditional loan account. Interest on Traditional Loans will be charged at a rate of 4.00% and is payable at the end of each policy year. Indexed Loans are described in Appendix B. You may repay all or part of a loan at any time.

Policy loans reduce your policy value and death benefit, which may increase the risk your Policy could lapse. Outstanding loans may impact the No-Lapse Feature, and you may need to make additional premium payments or loan repayments to maintain the agreement’s guarantee. If you take a loan on your policy, you may be subject to tax consequences.

See “How Is the Policy Treated Under Federal Income Tax Law?” in this prospectus.

Surrenders and Partial Surrenders

You may surrender your Policy in full at any time. If you do, we will pay you the net cash surrender value (the policy value, less any policy loan outstanding and less any surrender charge that then applies). You may make partial surrenders (subject to limitations) from your net cash surrender value. The minimum partial surrender amount is $250. Note that you do not have access to your full policy value, just the net cash surrender value.

However, the Policy is generally not a liquid investment. Surrender charges will apply during the first 9 policy years (the surrender charge period) and for 9 years after an increase in the Specified Amount. There are limitations on your ability to access your policy value through surrenders and partial surrenders, including surrender charges, partial surrender fees, possible tax consequences, adverse impacts on Policy benefits, increased risk of Policy lapse, and administrative requirements. A partial surrender will reduce your policy value (and therefore your net cash surrender value) by the amount withdrawn, and could reduce your death benefit. If the policy’s net cash surrender value is reduced to a point where it cannot meet the monthly deductions, then your Policy may lapse and terminate.

Free Look Period: ‘Right to Cancel’

You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the free look period. To cancel your Policy, simply deliver or mail the Policy to our office or to our financial professional who delivered the Policy to you.

No-Lapse Feature

If the total premiums you have paid, less any partial surrenders you made, equal or exceed the no-lapse premium specified in your Policy, multiplied by the number of months the Policy has been in force, your Policy will remain in force, regardless of investment performance for a specified period. The specified

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period is the shorter of 20 years, or the time until the policy anniversary nearest the Insured’s attained age 80. However, in no case will the specified period be less than 5 years. Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee. The no-lapse premium will generally be less than the monthly equivalent of the planned premium you specified.

Supplemental Agreements – Optional Benefits

The Company offers optional benefits through supplemental agreements that may be added to your Policy (an additional charge applies to some of these agreements). These agreements include an Accidental Death Benefit Agreement, Additional Insured Term Insurance Agreement, Business Accounting Benefit Agreement, Children’s Term Insurance Agreement, Disability Waiver of Monthly Deduction Agreement, Disability Waiver of Monthly Deduction and Premium Deposit Agreement, Extended No Lapse Guarantee Agreement, Cash Value Enhancement Agreement, Guaranteed Option to Increase Specified Amount Agreement, Return of Premium Term Insurance Agreement, Supplemental Term Insurance Agreement, Supplement Exchange Agreement, Overloan Protection Benefit Agreement, Accelerated Death Benefit Agreement and Chronic Illness Accelerated Benefit Agreement. If any of these agreements are added, any applicable monthly charges for certain of the supplemental agreements will be deducted from your policy value as part of the monthly deduction.

Taxes

Death benefits paid under life insurance policies are not subject to federal income tax, but may be subject to federal and state estate taxes. Investment gains from your Policy are not taxed as long as the gains remain in the Policy. If the Policy is not treated as a modified endowment contract under federal income tax law, then distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income (taxed as ordinary income). Distributions include partial surrenders and surrenders. See “How Is the Policy Treated Under Federal Income Tax Law?” in this prospectus for additional information.

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TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy or making partial surrenders. Please refer to your Policy Specifications Page for information about the specific fees you will pay each year based on the options you have elected. (See “What Are the Fees and Charges Under the Policy?” in this prospectus for additional information).

The first table describes the fees and expenses that you will pay when you make a premium payment, surrender the Policy, make a partial surrender, or transfer policy value between Investment Options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Percent of Premium Charge	When a premium is paid.	7.50% of premium payments.[1]

Surrender Charge	When the Policy is surrendered within the first 9 policy years, or within the first 9 years of any increase in the Specified Amount.	90% of the lesser of (i) the total premium paid in the first policy year, (ii) the “maximum surrender charge premium”, and (iii) $45.00 per $1,000 of Specified Amount.

Charge for a representative non-tobacco male insured, age 45	When the Policy is surrendered within the first 9 policy years and/or within the first 9 years following an increase in the Specified Amount.	90% of the lesser of (i) the total premium paid in the first policy year, (ii) $16.20 per $1,000 of Specified Amount, and (iii) $45.00 per $1,000 of Specified Amount.[2]

Partial Surrender Charge	When you partially surrender your Policy.	Partial surrenders: lesser of $25 or 2.00% of the amount surrendered.

Transfer Charge	When you make a transfer.	Maximum Charge $10.00 Current Charge $0.00[3]

Overloan Protection Benefit Agreement	When benefit is exercised.	One time charge of 3.50% of policy value.

Accelerated Death Benefit	When benefit is exercised.	One time charge of 12 months’ worth of policy charges on the accelerated amount, plus an interest adjustment, which is equal to 12 months’ worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current maximum statutory adjustable policy loan rate.

1	The sales charge imposed on premiums (load) is currently reduced to 1.50%. This reduction is not guaranteed and may change.
2

The “maximum surrender charge premium” is determined separately for each Policy and takes into account the individual underwriting characteristics of the insured. The “maximum surrender charge premium” is stated in each Policy. Commencing in the second policy year and continuing through the ninth policy year, the deferred sales charge decreases each year, after which there is no longer a charge. The surrender charge shown may not be representative of the charge you would pay.

3

No transaction fee is currently imposed for making a transfer among Variable Investment Options and/or the Fixed Account Options. We reserve the right to impose a $10 fee in the future on any transfer that exceeds twelve transfers in a policy year (except in the case of transfers of $5,000,000 or more).

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The next table describes charges that a policy owner may pay periodically during the time you own the Policy. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

Periodic Charges under the Policy Other than the Funds’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Base Contract Charges:

Cost of Insurance Charges[4]

Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.02 per $1,000 of net amount at risk.

Current Charges	Monthly	Maximum of $83.33 to minimum of $0.01 per $1,000 of net amount at risk.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.22 per $1,000 of net amount at risk.

Current Charge	Monthly	$0.10 per $1,000 of net amount at risk.

Mortality and Expense Risk Charge:

Mortality and Expense Risk Face Amount Charge	Monthly for the first 120 months following the policy date or an increase in a policy’s Specified Amount	The charges range from a maximum of $0.95 per $1,000 of Specified Amount of insurance, to a minimum of $0.12 per $1,000 of Specified Amount of insurance.[5]

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.29 per $1,000 of initial Specified Amount of insurance.

Current Charge	Monthly	For the first 60 months following the policy date or an increase in the Specified Amount, $0.26 per $1,000 of initial Specified Amount of insurance. For months 61 through 120 following the policy date or an increase in the Specified Amount, $0.13 per $1,000 of initial Specified Amount of insurance.

Mortality and Expense Risk Asset Charge	Monthly	0.60% annually of the first $50,000 of policy value and 0.30% annually of the policy value in excess of that amount.[6]

Administrative Charges	Monthly	Guaranteed Maximum $9.00 Current Charge $8.00

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Periodic Charges under the Policy Other than the Funds’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Optional Benefit Charges:

Traditional Loans

Gross Interest Charge	End of each Policy year.	Annual rate of 4.00% (before credit from interest paid on collateral held in special loan account).

Net Interest Charge[7]	End of each Policy year.	Annual rate of 1.00% (after credit from interest paid on collateral held in special loan account).[8]

Indexed Loans

Gross Interest Charge	End of each Policy year.	Annual rate of 6.00%.

Accidental Death Benefit:

Cost of Insurance Charges[9]

Current and Maximum Charges	Monthly	Maximum of $0.11 to minimum of $0.05, per $1,000 of accidental death benefit.

First year charge for a representative non-tobacco male insured, age 45

Current and Maximum Charges	Monthly	$0.06 per $1,000 of accidental death benefit.

Additional Insured Term Insurance Agreement:

Cost of Insurance Charges[9]

Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.04 per $1,000 of additional insured term insurance benefit.

Current Charges	Monthly	Maximum of $83.33 to minimum of $0.03 per $1,000 of additional insured term insurance benefit.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charges	Monthly	$0.19 per $1,000 of additional insured term insurance benefit.

Current Charge	Monthly	$0.15 per $1,000 of additional insured term insurance benefit.

Administrative Charges

First year of Agreement and first year of increase in term insurance benefit under Agreement	Monthly	$0.10 per $1,000 of additional insured term insurance benefit.

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Periodic Charges under the Policy Other than the Funds’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Business Accounting Benefit:	Monthly, for the first nine years of the Policy and first nine years after an increase in the Specified Amount of insurance	$0.03 per $1,000 of original or increase in Specified Amount of insurance.

Children’s Term Insurance Agreement:

Cost of Insurance Charges[9]

Maximum Charges	Monthly	$0.24 per $1,000 of children’s term insurance benefit.

Current Charges	Monthly	$0.15 per $1,000 of children’s term insurance benefit.

Disability Waiver of Monthly Deduction:

Cost of Insurance Charges[9]

Maximum Charges	Monthly	Maximum of $0.60 to minimum of $0.01 per $1,000 of net amount at risk.

Current Charges	Monthly	Maximum of $0.32 to minimum of $0.01 per $1,000 of net amount at risk.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charges	Monthly	$0.05 per $1,000 of net amount at risk.

Current Charge	Monthly	$0.03 per $1,000 of net amount at risk.

Disability Waiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement:

Disability Waiver of Monthly Deduction

Cost of Insurance Charges[9]

Maximum Charges	Monthly	Maximum of $0.60 to minimum of $0.01 per $100 of net amount at risk.

Current Charges	Monthly	Maximum of $0.32 to minimum of $0.01 per $100 of net amount at risk.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.05 per $1,000 of net amount at risk.

Current Charge	Monthly	$0.03 per $1,000 of net amount at risk.

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Periodic Charges under the Policy Other than the Funds’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Disability Monthly Premium Deposit

Cost of Insurance Charges[9]

Current and Maximum Charges	Monthly	Maximum of $0.96 to minimum of $0.03 per $100 of the stipulated premium in the Policy.

First year charge for a representative non-tobacco male insured, age 45

Maximum and Current Charges	Monthly	$0.12 per $100 of the stipulated premium in the Policy.

Extended No-Lapse Guarantee Agreement: [10]

Cost of Insurance Charges

Current and Maximum Charge	Monthly	Maximum of $0.12 to minimum of $0.04 per $1,000 of Specified Amount of insurance in the Policy plus insurance provided by any Supplemental Term Insurance Agreements or Additional Insured Term Agreements.

First year charge for a representative non-tobacco male insured, age 45

Current and Maximum Charge	Monthly	$0.12 per $1,000 of Specified Amount of insurance in the Policy plus insurance provided by any Supplemental Term Insurance Agreements or Additional Term Insurance Agreements.

Cash Value Enhancement Agreement:

Current and Maximum Charge	Monthly	$0.20 per $1,000 of Specified Amount for the first 60 policy months.

First year charge for a representative non-tobacco male insured, age 45

Current and Maximum Charge	Monthly	$0.20 per $1,000 of Specified Amount for the first 60 policy months.

Guaranteed Option to Increase Specified Amount:

Cost of Insurance Charges[9]

Current and Maximum Charges	Monthly	Maximum of $0.15 to minimum of $0.04 per $1,000 of guaranteed option amount.

First year charge for a representative non-tobacco male insured, age 45

Current and Maximum Charges	Monthly	$0.11 per $1,000 of guaranteed option amount.

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Periodic Charges under the Policy Other than the Funds’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Return of Premium Term Insurance:

Cost of Insurance Charges[9]

Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.02 per $1,000 of term insurance.

Current Charges	Monthly	Maximum of $83.33 to minimum of $0.01 per $1,000 of term insurance.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.22 per $1,000 of term insurance.

Current Charge	Monthly	$0.10 per $1,000 of term insurance.

Supplemental Term Insurance Agreement: [11]

Surrender Charge	When the Policy is surrendered within the first 9 policy years or within the first 9 years following an increase in the Term Insurance Benefit or upon a decrease in the Term Insurance Benefit in the first five policy years.

90% of the lesser of (i) the total premium paid in the first policy year, (ii) the “maximum surrender charge premium[3]”, and (iii) $45.00 per $1,000 of the Specified Amount of the policy plus Term Insurance Benefit.

First year charge for a representative non-tobacco male insured, age 45	When the policy is surrendered.	90% of the lesser of (i) the total premium paid in the first policy year, (ii) $16.20 per $1,000 of the Specified Amount of the policy plus the Term Insurance Benefit[3], and (iii) $45.00 per $1,000 of the Specified Amount of the policy plus the Term Insurance Benefit.

Cost of Insurance Charge[9]

Current and Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.01 per $1,000 of net amount at risk attributable to the term insurance benefit.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.22 per $1,000 of net amount at risk attributable to the term insurance benefit.

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Periodic Charges under the Policy Other than the Funds’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Current Charge	Monthly	$0.13 per $1,000 of net amount at risk attributable to the term insurance benefit.

Mortality and Expense Risk Face Amount Charge

Current and Maximum Charges	Monthly	For the first 60 months following the policy date or an increase in the term insurance benefit, the charges range from a maximum of $0.93 per $1,000 of the term insurance benefit to a minimum of $0.11 per $1,000 of the term insurance benefit.

First year charge for a representative non-tobacco male insured, age 45

Current and Maximum Charge	Monthly	$0.26 per $1,000 of the term insurance benefit.

Chronic Illness Accelerated Benefit:

Current and Maximum Charge	No charge.	No charge.

Supplemental Exchange Agreement:

Current and Maximum Charge	No charge.	No charge.

4

The Cost of Insurance Charges under the Policies vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Policy and the policy year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the first year cost of insurance charges under a Policy issued to an individual who is representative of individuals we insure. The charge shown in the table may not be representative of the charge that you will pay. Your Policy will state your guaranteed maximum cost of insurance charges. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the amount of insurance specified in the Policy, planned periodic premiums, and agreements requested. The net amount at risk referred to in the tables is based upon the difference between the current death benefit provided under the Policy and the current value of the Policy. For additional information on cost of insurance charges, see “What Are the Fees and Charges Under the Policy? — Monthly Deductions — Insurance Charge” in this prospectus.

5

The mortality and expense risk face amount charges are currently reduced. During the first 60 months following the policy date, the charges range from $0.11 per $1,000 of initial Specified Amount of insurance to $0.93 per $1,000 of initial Specified Amount of insurance. For months 61 through 120 following the policy date, the charges range from $0.06 per $1,000 of initial Specified Amount of insurance up to $0.47 per $1,000 of initial Specified Amount of insurance. In New York, the mortality and expense risk face amount charges during months 61 through 120 are currently zero. The charge on an additional Specified Amount of insurance is similarly reduced.

6

This charge is currently reduced, for the first 120 months following the policy date, to 0.35% annually of the first $25,000 of policy value and 0.05% annually of the policy value in excess of that amount. After the first 120 months following the policy date, the charge is currently reduced to zero. See “What Are the Fees and Charges Under the Policy? — Monthly Deductions — Mortality and Expense Risk Change” in this prospectus for additional information about this charge.

7	Net Interest Charge for a Loan means the difference between the amount of interest we charge on the loan and the amount of interest we credit to your Policy in the policy loan account.
8

The special loan account is guaranteed to earn interest at 3.00% during the first ten policy years and 3.75% thereafter (4.00% thereafter in New York). On a guaranteed basis, the Net Interest Charge during the first ten policy years is 1.00%

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and 0.25% thereafter (0.00% thereafter in New York). The special loan account currently earns interest at 3.00% during the first ten policy years and 4.00% thereafter. On a current basis, the Net Interest Charge during the first ten policy years is 1.00% and 0.00% thereafter.
9

The cost of insurance charges under the Agreements vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Agreement and the year in which the charge is deducted. The charges shown in the table may not be representative of the charge you would pay. The table shows the lowest and the highest cost of insurance charges for an insured, based on current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the first year cost of insurance charges under an Agreement issued to an individual who is representative of individuals we insure. The specifications pages of the Policy will indicate the guaranteed maximum cost of insurance charge for the Agreement applicable to your Policy. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the amount of insurance specified in the Policy, planned periodic premiums, and agreements requested. The net amount at risk referred to in the table is based upon the difference between the current benefit provided under the Agreement and the current policy value allocated to the Agreement. For additional information about the Agreements, see “What Are the Supplemental Agreements and Benefits That Are Available?” in this prospectus.

10	While the Extended No-Lapse Agreement is in force, a minimum of 20% of the policy value must be allocated to the Indexed Fixed Account at the end of each month.
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For purposes of determining the allocation of net amount at risk between the Specified Amount of insurance in the Policy, and the term insurance benefit, the policy value will be allocated as follows: first to the initial term insurance benefit segment, then to any segments resulting from increases in the term insurance benefit in the order of the increases, then to the initial Specified Amount segment, and then to any segments resulting from increases in the Specified Amount in the order of the increases. Any increase in the death benefit in order to maintain the required minimum margin between the death benefit and the policy value will be allocated to the most recent increase in the Specified Amount in the Policy.

Funds’ Annual Operating Expenses

The next table shows the minimum and maximum total operating expenses deducted from Fund assets. Fund expenses may be higher or lower in the future. You may pay these expenses periodically during the time that your policy value is invested in the Variable Investment Options. A complete list of the underlying Funds, including information concerning each underlying Fund’s fees and expenses, is contained in Appendix A at the back of this prospectus.

Annual Fund Expenses[1]	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution (12b-1) fees, and other expenses)	0.34%	1.25%
Net Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, 12b-1 fees, and other expenses, after any expense reimbursement or fee waiver arrangements)[2]	0.34%	1.25%

1

Expressed as a percentage of average net assets for the fiscal year ended December 31, 2021. Fund expenses may be higher or lower in the future. This information is provided by the Funds and their agents. The information is based on 2021 expenses. We have not verified the accuracy of the information provided by Funds.

2

The range of Net Annual Fund Operating Expenses takes into account contractual arrangements for the Funds that require a Fund’s investment adviser to reimburse or waive Fund expenses through at least April 30, 2023.

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SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE POLICY

Many benefits of the Diversified Growth Variable Universal Life insurance policies have a corresponding risk, and both benefits and risks should be considered before you purchase a Policy. More complete and detailed information about these features is provided later in this prospectus and in the SAI.

Investment Risk

The value of your Policy, which may be invested in Variable Investment Options, will vary with the investment performance of the options you select. There is a risk that the investment performance of the Variable Investment Options may be unfavorable or may not perform up to your expectations, which may decrease the amount of your net cash surrender value. If the Variable Investment Options you select for your Policy perform poorly you could lose money, including some or all of the premiums paid. Each Variable Investment Option invests in an underlying Fund, and a comprehensive discussion of the investment risks of each of the underlying Funds may be found in the prospectus for each of the Funds.

Each underlying Fund has its own investment objective and investment strategy. The performance of each will vary, and some Funds are riskier than others. We do not guarantee the investment performance of the Variable Investment Options or Funds. You bear the entire investment risk for all amounts allocated to the Variable Investment Options. Your premium and policy value allocation choices should be consistent with your personal investment objective and your risk tolerance. Before allocating money to a Variable Investment Option, please read the prospectus for the underlying Fund carefully.

The value of your Policy may also be invested in Fixed Account Options, which include a Traditional Fixed Account and an Indexed Fixed Account. Premiums and policy value allocated to the Fixed Account Options may be kept there for an extended period of time due to restrictions on transfers out of these Investment Options. There is a risk that other Investment Options will perform more favorably than the Fixed Account Option while your policy value remains there.

In addition, a variable life insurance policy is designed to provide a Life Insurance Benefit or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications generally make variable life insurance unsuitable as a short-term savings vehicle.

Risk of Lapse

Your Policy can lapse even if you pay all of the planned premiums on time. When a Policy lapses, it has no value, and no benefits are paid upon the death of the insured. You may also lose the principal invested.

Specifically, your Policy may terminate, or lapse, if the net cash surrender value of the Policy is not sufficient to pay policy charges (including payment of interest on any loan that may be outstanding under the Policy) and the provisions of the No-Lapse Guarantee Agreement are not satisfied. This can happen because you have not paid enough premium, because the investment performance of the Variable Investment Options you have allocated premiums or policy value to has been poor, because of charges we deduct, because of partial surrenders you make, because of Policy loans you take, or because of a combination of these factors. We will notify you how much additional premium you will need to pay to keep the Policy in force. You will have a 61 day grace period to make that payment. Subject to certain conditions, if the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive.

The Extended No-Lapse Guarantee Agreement can prevent Policy lapse if you meet the requirements of the agreement’s guarantee. However, if you change your Specified Amount; add, remove, or change any agreements; or if there is a change in the insured’s rate class, it may impact the Extended No-Lapse Guarantee Agreement, and you may be required to pay additional premiums to maintain the agreement’s guarantee.

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Policy Loan Risks

The larger a Policy loan becomes relative to the Policy’s cash surrender value, the greater the risk that the Policy’s net cash surrender value will not be sufficient to support the Policy’s charges and expenses, including any loan interest due, and the greater the risk of the Policy lapsing. Any loan interest payable on a policy anniversary that you do not pay will become part of the outstanding Policy loan principal and will also accrue interest.

A loan, repaid or not, has a permanent effect on your policy value. The effect could be favorable if the Variable Investment Options earn less than the interest rate credited on the Policy Loan Account, or unfavorable, if the Investment Options earn more. The longer a loan is outstanding, the greater the effect on your net cash surrender value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the death benefit proceeds that might otherwise be paid.

Unless your Policy qualifies as a modified endowment contract, policy loans are not taxable. However, if loans taken, including unpaid loan interest, exceed the premiums paid, a Policy surrender or lapse will result in a taxable event for you. If a Policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you.

Liquidity Risk; Limitations on Access to Policy Value

The Policy is generally not a liquid investment. Surrender charges will apply during the first 9 policy years and within 9 years of any increase in the Specified Amount (the surrender charge period). The Policy is designed for long-term life insurance coverage. It is not suitable as a short-term investment vehicle. There are limitations on your ability to access your policy value through surrenders and partial surrenders, including surrender charges, partial surrender fees, possible tax consequences, adverse impacts on Policy benefits, increased risk of Policy lapse, and administrative requirements. You generally cannot access your entire policy value, only your net cash surrender value.

A partial surrender will reduce your Policy’s cash surrender value by the amount withdrawn, and could reduce your death benefit. If the policy’s net cash surrender value is reduced to a point where it cannot meet the monthly deductions, then your Policy may lapse and terminate. A partial surrender may also reduce your Policy’s Specified Amount and may have adverse tax consequences.

Accessing policy value through policy loans also has costs, increases the risk of Policy lapse, may have adverse tax consequences, and may negatively impact your cash surrender value and other Policy benefits.

Risk of an Increase in Fees and Expenses

Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, as determined in the Company’s sole discretion. (See “Table of Fees and Expenses” above for more information.) Without limiting the foregoing, the Company may increase current charges due to the Company’s experience with respect to mortality, expenses, reinsurance costs, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws, or for any other reason. If fees and expenses are increased, you may need to increase the amount and/or frequency of premium payments to keep the Policy in force. The Company could also add new charges for federal and state and local taxes (see “Are There Other Charges That Penn Mutual Could Deduct In The Future?”).

In addition, the operating expenses of the underlying Funds are not guaranteed and may increase (or decrease). Although some underlying Funds may have expense limitation agreements, those agreements are temporary.

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Taxes and Tax Risks

The federal income tax law that applies to life insurance companies and to the Policy is complex and subject to change. Changes in the law could adversely affect the current tax advantages of purchasing the Policy. Death benefits paid under life insurance policies are generally not subject to federal income tax, but may be subject to federal and state estate taxes. The section of this prospectus entitled “How Is the Policy Treated Under Federal Income Tax Law?” describes a number of tax issues that may arise in connection with the Policy. These risks include, but are not limited to: (1) that the Policy does not qualify as life insurance for tax purposes; (2) that you could be treated as the owner of your Policy’s pro rata portion of the assets of the Variable Investment Options; (3) the possibility that the Policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to Policy distributions, including loans; (4) the possibility of adverse tax consequences if the Policy remains in force beyond age 100; and (5) the possibility that the IRS may treat a loan as a taxable distribution if the net interest rate spread (the difference between the interest rate charged on the loan and the interest rate credited to the Policy Loan Account) is zero or very low. In addition, the present federal income tax laws that apply to your Policy may change, or the IRS may change current interpretations thereof (and any such change could have retroactive effect).

The information in this prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We reserve the right to make changes in the Policy in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Policy. You may wish to consult counsel or other competent tax advisers for more complete information.

Potentially Harmful Transfer Activity

This Policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the Policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policy owners. We have limitations and restrictions on transfer activity but we cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other policy owners. Potentially harmful transfer activity could result in reduced performance results for one or more Variable Investment Options, due to among other things:

•	fund management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;

•	increased administrative and fund brokerage expenses; and/or

•	dilution of the interests of long-term investors.

An underlying fund may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer.

Insurance Company Risks

Our business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyberattack, or current or future outbreaks of infectious diseases, epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the Policy (and to keep policy owner information confidential).

Unlike the assets in our Separate Account, the assets in our general account (including all of the Fixed Account Options) are subject to liabilities arising from any of our other business. Our ability to pay general account guarantees, including amounts under the Fixed Account Options, the death benefit, and other insurance guarantees, is subject to our financial strength and claims paying ability.

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Information Systems, Technology Disruption and Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct contract activity. As such, policy activity is highly dependent upon the effective operation of our internal computer systems and those of our service providers. All systems are vulnerable to disruptions as the result of natural disasters, man-made disasters, hacking, criminal activity, pandemics, utility outages and other events beyond our control and are susceptible to operational and information security risks resulting from information systems failure, including hardware and software malfunctions and cyberattacks. Cyberattacks may interfere with policy transaction processing, or cause the release and/or destruction of policy owner or business information including the securities in which the underlying funds invest, which may cause the underlying funds to lose value. There can be no assurance that we, the underlying funds or our service providers will avoid losses affecting policies that result from cyberattacks or information security breaches in the future. These risks also apply to other insurance and financial services companies and businesses.

We have established policies, standards, procedures and practices to limit the effect of business interruptions and protect the confidentiality, integrity, availability and privacy of policy owner information. Safeguards are maintained to reasonably protect our systems and information against anticipated threats or hazards. Controls have been implemented to safeguard data in transit, at rest, and to restrict access to contract owner data including, but not limited to, antivirus and anti-malware software, periodic vulnerability assessments and penetration tests, and, comprehensive business continuity planning. There can be no assurance that these policies, procedures and controls will be effective or successful.

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QUESTIONS AND ANSWERS

This part of the prospectus provides answers to important questions about the Policy. The questions, and answers to the questions, are on the following pages.

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What Is the Policy?

The Policy provides life insurance on you or another individual you name (the insured). The value of your Policy will increase or decrease based upon the performance of the Funds you choose. The death benefit may also increase or decrease based on investment performance but will never be less than the amount specified in your Policy (less the amount of any outstanding loan or partial surrenders). The Policy allows you to allocate your policy value to Variable Investment Options (which hold shares of the Funds listed in Appendix A to this prospectus) and to the Fixed Account Options where the value will accumulate interest (including interest based on index credits).

You will have several options under the Policy. Here are some major ones:

•	Determine when and how much premium you pay to us

•	Determine when and how much to allocate to the Variable Investment Options and to the Fixed Account Options

•	Borrow money

•	Change the beneficiary

•	Decrease the amount of insurance protection

•	Change the death benefit option you have selected

•	Surrender or partially surrender your Policy for all or part of its net cash surrender value

•	Choose the form in which you would like the death benefit or other proceeds paid out from your Policy

Most of these options are subject to limits that are explained later in this prospectus.

If you want to purchase a Policy, you must complete an application and submit it to one of our authorized financial professionals. We require satisfactory evidence of insurability, which may include a medical examination. We evaluate the information provided in accordance with our underwriting rules and then decide whether to accept or not accept the application. Insurance coverage under the Policy is effective on the policy date after we accept the application, receive the initial premium payment, and all underwriting and administrative requirements have been met.

The maturity date of a Policy is the policy anniversary nearest the insured’s 121st birthday. If the Policy is still in force on the maturity date, a maturity benefit will be paid. The maturity benefit is equal to the policy value less any policy loan, including any capitalized interest on any such loan (Net Policy Value), on the maturity date. Upon written request of the owner, the Policy will continue in force beyond the maturity date. Thereafter, the death benefit will be the Net Policy Value.

Who Owns the Policy?

You decide who owns the Policy when you apply for it. The owner of the Policy is the person who can exercise most of the rights under the Policy, such as the right to choose the beneficiary, the Variable Investment Options and Fixed Account Options, and the right to surrender the Policy. Whenever we have used the term “you” in this prospectus, we have assumed that you are the owner or the person who has whatever right or privilege we are discussing.

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What Payments Must I Make Under the Policy?

Premium Payments

Amounts you pay to us under your Policy are called premiums or premium payments. The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental benefits. You will have a schedule of planned premium payments. However, within limits, you can make premium payments when you wish, and additional or unplanned premiums may be paid in any amount and at any time. That is why the Policy is called a flexible premium Policy.

Paying the planned premiums may not be sufficient to keep the policy in force. A premium may not be less than the minimum shown in your contract (generally at least $25). We may require satisfactory evidence of insurability before accepting any premium which increases our Net Amount at Risk (the difference between the death benefit and the policy value).

We may also limit premium payments as necessary in order to qualify the Policy as life insurance under the Internal Revenue Code of 1986, as amended (the “Code”). No payment will be returned or refused if it is necessary to continue coverage (that is, to prevent lapse), but the premium allotted to the Policy may be reduced (to maintain qualification as life insurance) and the balance retuned to you. See “How Is the Policy Treated Under Federal Income Tax Law?” in this prospectus.

If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a modified endowment contract under the Code. If the Policy is a modified endowment contract, then you could incur adverse tax consequences, including penalties, on any amounts you take out (as either partial surrenders or loans). You are solely responsible for monitoring your Policy and meeting applicable requirements; however, we will endeavor to notify you on a timely basis, and may elect to refund certain amounts of premium paid, if we believe you have exceeded this limit and the Policy has become a modified endowment contract under the Code. See “How Much Life Insurance Does the Policy Provide?” and “How Is the Policy Treated Under Federal Income Tax Law?” in this prospectus.

A premium charge will be deducted from each premium, and the remaining amount (the net premium) will be credited to the policy value and allocated to the Investment Options according to your elections.

Planned Premiums

The Policy Specifications Page of your Policy will show the planned premium for the Policy. You choose this amount in the policy application. We will send a premium reminder notice to you based upon the planned premium that you specified in your application, with the exception of monthly premiums being paid via electronic fund transfer program. You also choose in your application how often to pay planned premiums — annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay policy charges or the No-Lapse Guarantee feature is in effect. See “Lapse and Reinstatement” below and “What Are the Supplemental Agreements and Benefits That Are Available? – No-Lapse Guarantee Agreement” in this prospectus.

Although you may have a schedule of planned premiums, your Policy can lapse even if you pay all of the planned premiums on time (unless the No-Lapse feature is in effect). When a Policy lapses, it terminates and has no value, and no benefits are paid upon the death of the insured.

If all premium payments cease, this Policy will continue, subject to the Grace Period provision (see below), for as long as the values in this Policy are sufficient to keep it in force.

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Ways to Pay Premiums

If you pay premiums by check, your check must be drawn on a U.S. bank in U.S. dollars and made payable to The Penn Mutual Life Insurance Company. Premiums after the first must be sent as follows: (1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania 19101- 7460, and (2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, ATTN: Penn Mutual Life Insurance Company, Lockbox #7460, 525 Fellowship Road, Suite 330, Mt. Laurel, NJ 08054-3415.

We will also accept premiums:

•	by wire or by exchange from another insurance company;

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method);

•

on-line at www.pennmutual.com for initial premium payments which will be drawn electronically from your bank account (you will need to have your policy number and checking or savings account information on hand); or

•	if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your Penn Mutual Life Insurance financial professional or by contacting our office.

If a loan is outstanding, deposits or other amounts received that are not designated as a loan repayment will be treated and applied as premium payments

No-Lapse Feature

Your Policy will remain in force during the no lapse period, regardless of investment performance and your net cash surrender value, if (a) equals or exceeds (b), where:

(a)	is the total premiums you have paid, less any partial surrenders you made; and

(b)	is the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force.

The no lapse period is determined at issue and is the earlier of 20 years or to the policy anniversary nearest the insured’s attained age 80, with a minimum of 5 years.

The “no-lapse premium” will generally be less than the monthly equivalent of the planned premium you specified.

Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee. See “What Is a Policy Loan?” in this prospectus.

Tax-Free “Section 1035” Insurance Policy Exchanges

Generally, you can exchange one life insurance policy for another policy related to the same insured in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Also, some charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. In addition, Treasury

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regulations provide that an exchange of a policy may be treated as a reportable policy sale, resulting in the death benefit under the new policy being partially taxable, unless you have a substantial family, business, or financial relationship with the insured at the time of the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

The final surrender value of your existing policy may be impacted by increases or decreases in policy values that result from market fluctuations during the period between submission of the exchange request and actual processing. The final surrender value may be calculated (by the existing policy issuer) sometime after we receive your exchange request in Good Order. In addition, as we will not issue the new policy until we have received an initial premium from your existing insurance company, the issuance of the policy in an exchange could be delayed.

Grace Period; Lapse and Reinstatement

If the net cash surrender value of your Policy is not sufficient to pay policy charges, and the no-lapse feature is not in effect, we will notify you how much premium you will need to pay to keep the Policy in force. You will have a 61 day “grace period” from the date the notice is produced to make that payment. If you don’t pay at least the required amount by the end of the grace period, your Policy will terminate (i.e., lapse). All coverage under the Policy will then cease.

If you die during the grace period, we will pay the death benefit to your beneficiary less any unpaid policy charges and outstanding policy loans. If you die after the end of the grace period, when the Policy has terminated, your beneficiary will not receive any death benefit.

If the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive. You will have to provide evidence that the insured person still meets our requirements for issuing insurance. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the Policy. The minimum amount of premium to be paid on reinstatement is equal to an amount to make the net cash surrender value positive plus the Monthly Deductions for the two policy months following the reinstatement date, or the amount necessary to satisfy the No-Lapse Feature at the date of reinstatement and for two policy months following the reinstatement date (if applicable). Policy debt which existed at the end of the grace period must either be repaid or reinstated.

Following reinstatement, the No-Lapse Feature is available. Any supplemental agreements attached to the Policy prior to lapse may be reinstated with the exception of the Overloan Protection Benefit Agreement.

Premiums Upon an Increase in the Specified Amount

If you increase the Specified Amount of insurance, you may wish to pay an additional premium or make a change in planned premiums. See “Can I Change Insurance Coverage Under the Policy?” in this prospectus. We will notify you if an additional premium or a change in planned premiums is necessary.

How Are Amounts Credited to the Variable Investment Options of the Separate Account?

From each premium payment you make, we deduct a percent of premium charge. We allocate the rest (the net premium) to the Variable Investment Options and Fixed Account Option you have selected (except, in some states, the initial net premium will be allocated to the Penn Series Money Market Fund Subaccount during the free look period). Allocations must be in whole number percentages and must total 100% of premium.

Allocation of Net Premiums.  The initial net premium, and any additional premium paid before the Policy is issued, will be allocated based on the Initial Premium Allocation specified on your Policy Specifications Page. On the Allocation Date listed on your Policy Specifications Page, the assets will be

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allocated to the Variable Investment Options of the Separate Account, or one of the Fixed Accounts as directed by You in the application for the Policy. Subsequent or future net premiums generally will be allocated as directed by You. You may change the allocation of future premium payments at any time. The minimum amount that can be allocated to an investment (if anything is allocated) is $25.

When a payment is allocated to a Variable Investment Option, or transferred from the Fixed Account Option to a Variable Investment Option, or from one Variable Investment Option to another, accumulation units of the receiving investment option are credited to the Policy in accordance with the Company’s standard procedures, generally based on the net asset value next computed after receipt in good order. The number of accumulation units credited is determined by dividing the amount allocated or transferred by the value of an accumulation unit of the investment option for the current valuation period. A valuation period is the period from one valuation of investment option assets to the next.

For each Variable Investment Option, the value of an accumulation unit is valued each day shares of the fund held in the Variable Investment Option are valued (normally as of the close of business each day the New York Stock Exchange is opened for business). It is valued by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is an index used to measure the investment performance of each Variable Investment Option from one valuation period to the next. The net investment factor is determined by dividing (a) by (b), where

(a)

is the net asset value per share of the fund held in the Variable Investment Option, as of the end of the current valuation period, plus the per share amount of any dividend or capital gain distributions by the fund if the “ex-dividend date” occurs in the valuation period; and

(b)	is the net asset value per share of the fund held in the Variable Investment Option as of the end of the last prior valuation period.

For information on how amounts are credited to the Fixed Account Options, see Appendix B.

How Much Life Insurance Does the Policy Provide?

In your application for the Policy, you tell us how much life insurance coverage you want on the life of the insured. This is called the Specified Amount of insurance. The minimum Specified Amount of insurance that you can purchase is $50,000 ($100,000 for issue ages 71 to 85). Insurance coverage under the Policy is effective on the policy date after we accept the application, receive the initial premium payment, and all underwriting and administrative requirements have been met.

Death Benefit Options

When the insured dies, we will pay the beneficiary the death benefit less the amount of any outstanding loan. We offer two different types of death benefits payable under the Policy — Option 1 which is a level death benefit option and Option 2 which is an increasing death benefit option. You choose which one you want in the application. They are:

•	Option 1 — The death benefit is the greater of (a) the Specified Amount of insurance, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

•

Option 2 — The death benefit is the greater of (a) the Specified Amount of insurance plus your policy value on the date of death, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

For purposes of both death benefits, policy value includes amounts in the Variable Investment Options and/or the Fixed Account Options.

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The “applicable percentages” depend on the life insurance qualification test you chose on the application. If you chose the Guideline Premium Test/Cash Value Corridor Test, the “applicable percentage” is 250% when the insured has attained age 40 or less and decreases to 100% when the insured attains ages 96 through 121. For the Cash Value Accumulation Test, the “applicable percentages” will vary by attained age and the insurance risk characteristics.

If the investment performance of the Variable Investment Options you have chosen is favorable, the amount of the death benefit may increase. However, under Option 1, favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all, whereas under Option 2, the death benefit will vary directly with the investment performance of the policy value.

Assuming favorable investment performance, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk we take. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Death benefits are calculated based on values as of the date of death. We will ordinarily pay the death benefit within seven days after receipt at our office of all the documents required for completion of the transaction in good order.

Can I Change Insurance Coverage Under the Policy?

Change of Death Benefit Option

You may change your insurance coverage from Option 1 to Option 2 and vice-versa, subject to the following conditions:

•	after the change, the Specified Amount of insurance must be at least $50,000;

•	no change may be made in the first policy year and no more than one change may be made in any policy year; and

•	if you request a change from Option 2 to Option 1, we may request evidence of insurability; if a different rate class is indicated for the insured, the requested change will not be allowed.

Changes in the Specified Amount of Insurance

You may increase the Specified Amount of insurance, subject to the following conditions:

•	you must submit an application along with evidence of insurability acceptable to Penn Mutual;

•	no change may be made in the first policy year;

•	any increase in the Specified Amount must be at least $10,000; and

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law.

You may decrease the Specified Amount of insurance, subject to the following conditions:

•	no change may be made in the first policy year;

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law;

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•	no decrease may be made within one year of an increase in the Specified Amount;

•	any decrease in the Specified Amount of insurance must be at least $10,000 and the Specified Amount after the decrease must be at least $50,000.

Exchange of Policies

For a Policy issued in a business relationship, you may obtain a supplemental agreement that permits you to exchange the Policy for a new Policy covering a new insured in the same business relationship, subject to the terms of the agreement. See “What Are the Supplemental Agreements and Benefits That Are Available? — Supplemental Exchange Agreement” in this prospectus.

Consequences of Changing Insurance Coverage

See “How Is the Policy Treated Under Federal Income Tax Law?” in this prospectus for information about possible tax consequences of changing your insurance coverage under the Policy.

What Is the Value of My Policy?

You may allocate or transfer your policy value to Variable Investment Options and/or the Fixed Account Option. (“Policy value” is also known as cash value).

Your policy value that is allocated (or transferred) to Variable Investment Options (in accordance with your direction), will vary with the investment performance of the shares of the Funds held by the applicable Variable Investment Options, increasing with positive investment performance (net of fees and charges) and decreasing with negative performance.

The amount you allocate to the Traditional and Holding Fixed Accounts will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 2.00%. The current declared rate will appear in the annual statement we will send to you. If you want to know what the current declared rate is, simply call or write to us. See “How Do I Communicate With Penn Mutual?” in this prospectus. Amounts you allocate to the Indexed Fixed Account and hold for a five-year period will earn at least 0.00% annually with a cumulative guarantee of 2.00% over the five-year period. Your policy value (including amounts in the Fixed Account Options) will be reduced by deductions we make from your Policy for policy charges. See “What Are the Fees and Charges Under The Policy?” in this prospectus.

At any time, your policy value is equal to:

•	the net premiums you have paid (your premiums less the percent of premium charges);

•	plus or minus the investment results in the part of your policy value allocated to the Variable Investment Options;

•	plus interest credited to the amount in the part of your policy value (if any) allocated to the Fixed Account Options;

•	minus policy charges we deduct; and

•	minus partial surrenders you have made.

If you borrow money under your Policy, other factors affect your policy value. See “What Is a Policy Loan?” in this prospectus.

The “cash surrender value” is equal to your policy value (as described above) decreased by any surrender charge. The “net cash surrender value” of your policy is equal to your policy value (as described

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above), less any policy loan outstanding and less any surrender charge that then applies. You can only withdraw or borrow up to the net cash surrender value (not the policy value), and on a full surrender you receive only the net cash surrender value.

Policy Value Enhancement

After completion of the 10th policy year, we will credit a policy value enhancement on future monthly policy anniversaries. The amount of the policy value enhancement (on both a current and a guaranteed basis) will be equivalent to an annual effective rate of 0.15% of the value of the Variable Investment Options. The policy value enhancement will be applied pro-rata across the Variable Investment Options. It is applicable only to non-loaned values and not applicable to policy values inside the special loan account. For example, if your policy value is all allocated to the Variable Investment Options and during your 11th policy year averaged $1,000,000, you would receive a policy value enhancement of $1,500 during that year. Assuming the same facts, but $100,000 of policy value has been transferred to the special loan account, the policy value enhancement would be $1,350.

How Can I Change the Policy’s Investment Allocations?

Future Premium Payments

You may change the investment allocation for future premium payments at any time. You make your original allocation in the application for your Policy. The percentages you select for allocating premium payments must be in whole numbers and must equal 100% in total.

Transfers Among Variable Investment Options and the Fixed Account Options

You may also transfer amounts from one investment option to another, and to and from the Fixed Account Options except for the Holding Fixed Account.

To make transfers, you must tell us how much to transfer, either as a percentage or as a specific dollar amount. Transfers are subject to the following conditions:

•	the minimum amount that may be transferred is $250 (or the amount held under the investment options from which you are making the transfer, if less);

•	if less than the full amount held under an investment option is transferred, the amount remaining under the investment option must be at least $250;

•	we may defer transfers under certain conditions;

•	transfers may not be made during the free look period;

•	transfers may be made from the Traditional Fixed Account option only during the 30 day period following the end of each policy year;

•	transfers from the Indexed Fixed Account may be made only on the anniversary of an allocation of an amount to the Indexed Fixed Account; and

•	the amount that may be transferred excludes any amount held in the policy loan account.

Potential Restrictions on Transfers

Your right to make transfers under the Policy is subject to modification if we determine in our sole discretion that the exercise of that right will disadvantage or potentially hurt the rights or interests of other policy owners. Such restrictions may be applied in any manner reasonably designed to prevent any use of the

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transfer right, which the Company considers to be to the actual or potential disadvantage of other policy owners. Any modification may be applied to transfers to or from some or all of the Variable Investment Options, the Indexed Fixed Accounts, and the Traditional Fixed Account and may include, but not be limited to:

(a)

restricting the dollar amount, the number of transfers made during a defined period, and the method used to submit transfers (this could include not allowing telephone, internet, or other electronic transfers);

(b)	waiving or reducing any or all of the restrictions, uniformly to all members of the same class of policies, on transfers described in this Policy;

(c)	revoking any waiver or reduction, uniformly to all members of the same class of policies; and

(d)	terminating transfer privileges at any time (for all, some, or specific policy owners).

General Information on Market Timing

The Policy is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore reserve the right to change our telephone and internet transaction policies and procedures at any time to restrict the use of telephone and internet transfers for market timing and to otherwise restrict market timing, up to and including rejecting transactions we reasonably believe are market timing transactions, when we believe it is in the interest of all of our Policy owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused by those we do detect. We will notify you of any actions we take to restrict your ability to make transfers.

Frequent Trading Risks.  Frequent transfers (exchanges) among Subaccounts (the Variable Investment Options) and market timing by policy owners can reduce the long–term returns of the underlying Funds. The reduced returns could adversely affect the policy owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance policy issued by any insurance company with respect to values allocated to the underlying Fund. Frequent exchanges may reduce the Fund’s performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt fund management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value.

The Funds available through the Variable Investment Options (the subaccounts of the Separate Account) generally cannot detect individual policy owner exchange activity because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual policies.

Accordingly, the Funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by policy owners. We have entered into an agreement with the Funds that requires us to provide the Funds with certain policy owner transaction information to enable the Funds to review the individual policy owner transaction activity involving the Funds.

Frequent Trading Policies and Procedures.  We have adopted policies and procedures designed to discourage excessive trading and market timing activities. Transaction reporting has been implemented to monitor activity to identify and detect potential excessive trading and/or marketing timing. Transactions that exceed certain predefined parameters, such as frequency of exchanges, will be evaluated to determine if such activity constitutes excessive trading and/or market timing activity. If activity is determined to be excessive in nature, communication is sent to the policy owner and certain account privileges, such as the ability to trade online, may be suspended for a certain period of time requiring subsequent requests to be mailed.

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If requested by the investment adviser and/or sub-adviser of a Fund, we will consider additional steps to discourage excessive trading and market timing activities. In addition, we reserve the right to reject any premium payment or transfer request at any time for any reason.

What Are the Fees and Charges Under the Policy?

Policy value allocated to the Variable Investment Options and the Fixed Account Options is subject to the fees and charges described below, including the Percent of Premium Charge, the Monthly Deductions, the Transfer Charge, the Surrender Charge and the Partial Surrender Charge (except that the Mortality and Expense Risk Asset Charge is only deducted from the Variable Investment Options).

Percent of Premium Charge

This charge of 7.50% (currently reduced to 5.00% of all premiums paid) is deducted from premium payments before allocation to the Variable Investment Options and Fixed Account Option. This charge is to partially compensate us for the expense of selling and distributing the Policies, state premium taxes and the federal income tax burden (the Deferred Acquisition Cost or DAC tax) that we expect will result from the premiums. State premium taxes range from 0.50% to 3.50%; some states do not impose premium taxes. We can increase this charge in the future (up to a guaranteed maximum of 7.50% of every premium, in all policy years); we will notify you in advance if we change our current rates.

Monthly Deductions

•

Insurance Charge — A monthly charge for the cost of insurance protection. The amount of insurance risk we assume varies from Policy to Policy and from month to month. The insurance charge therefore also varies. To determine the charge for a particular month, we multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table. The table in your Policy will show the maximum cost of insurance rates that we can charge. The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy. The table of rates we use will vary by issue age, policy duration, and the insurance risk characteristics. We place insureds in a rate class when we issue the Policy and when an increase in coverage is effective, based on our examination of information bearing on insurance risk. We currently place people we insure in the following rate classes: a standard tobacco, preferred tobacco, standard non-tobacco, preferred non-tobacco or preferred plus non-tobacco rate class. We may also place certain people in a rate class involving a higher mortality risk than the standard tobacco or standard non-tobacco classes (a “substandard class”). Insureds age 19 and under are placed in a rate class that does not distinguish between tobacco and non-tobacco rates. In all states except New Jersey, they are assigned to a standard tobacco class at age 20 unless they have provided satisfactory evidence that they qualify for a standard, preferred, or preferred plus non-tobacco class. When an increase in the Specified Amount of insurance is requested, we determine whether a different rate will apply to the increase based on the age of the insured on the effective date of the increase and the risk class of the insured on that date.

•

Administrative Charge — A monthly charge to help cover our administrative costs. This charge is a flat dollar charge of up to $9 (currently, the flat charge is $8 — we will notify you in advance if we change our current rates). Administrative expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, policy loans and policy changes, reporting and overhead costs, processing applications and establishing policy records.

•

Mortality and Expense Risk Charge — A monthly charge to cover mortality and expense risks. The mortality risk we assume is the risk that the persons we insure may die sooner than anticipated and that Penn Mutual will pay an aggregate amount of death benefits greater than anticipated. The expense risk we assume is the risk that expenses incurred in

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issuing and administering the Policies and the Separate Account will exceed the amount we charge for administration. We will notify you in advance if we change our current rates. We may realize a profit from the charges, and if we do, it will become part of our surplus.

This charge has two parts:

(1)

Mortality and Expense Risk Face Amount Charge. For the first 120 months after the policy date we will deduct the charge based on the initial Specified Amount of insurance, and for the first 120 months after any increase in the Specified Amount we will deduct the charge based on the increase. The policy specification page of your policy will show the maximum mortality and expense risk face amount charge. The mortality and expense risk face amount charge will vary by issue age, policy duration, gender, and rate class.

(2)

Mortality and Expense Risk Asset Charge. The current charge during the first 120 months after the policy date is equivalent to an annual effective rate of 0.35% of the first $25,000 of policy value, plus an annual rate of 0.05% of the policy value in excess of $25,000. In addition, the current mortality and expense risk asset charge is zero beyond the first 120 months after the policy date. The guaranteed charge for all Policies is equivalent to an annual effective rate of 0.60% of the first $50,000 of policy value, plus an annual rate of 0.30% of the policy value in excess of $50,000. The charges are deducted pro-rata from your investment options.

For policies issued in the State of Maryland, these charges are labeled as (1) Monthly Charge per $1,000 of Specified Amount, and (2) Monthly Policy Value Charge.

•	Optional Supplemental Agreement Charges — Monthly charges for any optional supplemental insurance benefits that are added to the Policy by means of a supplemental agreement.

Allocation of Monthly Deduction.  In accordance with our rules, you may specify the investment options from which the charge is deducted (except the twelve-month dollar cost averaging fixed account). If any particular investment option has insufficient funds to cover your specified percentage deduction, the charge will be deducted pro-rata from each of your remaining investment options. You may exercise this option when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify investment options, the charge is deducted pro-rata from your investment options and the Fixed Account Options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the investment options and the Fixed Account Options.

Transfer Charge

We reserve the right to impose a $10 charge on any transfer of policy value among Variable Investment Options and/or the Fixed Account Options if the transfer exceeds 12 transfers in a policy year. We will notify policy owners in advance if we decide to impose the charge. We will not impose a charge on any transfer made under dollar cost averaging or asset rebalancing. Also, we will not impose a charge on any transfer which exceeds $4,999,999.

Surrender Charge

If you surrender your Policy within the first 9 policy years or within 9 years of an increase in the Specified Amount of insurance under your Policy, we will deduct a surrender charge from your policy value.

With respect to a surrender within the first 9 policy years, the surrender charge equals 90% of the lesser of (a), (b), and (c), multiplied by (d), where:

(a)	is the maximum surrender charge premium (which is an amount calculated separately for each Policy and is listed in the policy specifications);

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(b)	is the total premium paid in the first 12 months from issue;

(c)	is $45.00 per $1,000 of initial amount of insurance; and

(d)	is the applicable surrender factor from the table below in which the policy year is determined.

With respect to a surrender within 9 years of an increase in the Specified Amount of insurance under your Policy, the surrender charge is based on the amount of the increase and on the attained age of the insured at the time of the increase. The charge equals 90% of the lesser of (a), (b), and (c), multiplied by (d), where:

(a)	is the maximum surrender charge premium based on the age and class of the Insured at the time of increase;

(b)	is the total premium paid in the first 12 months following the effective date of the increase;

(c)	is $45.00 per $1,000 of the amount of the increase in Specified Amount; and

(d)

is the applicable surrender factor from the table below, assuming for this purpose only that the first policy year commences with the policy year in which the increase in Specified Amount of insurance becomes effective.

Surrender During Policy Year	Surrender Factor
1	1.00
2	0.89
3	0.78
4	0.67
5	0.56
6	0.45
7	0.34
8	0.23
9	0.12
10+	0.00

Example: Assume a 45 year old male non-smoker with a $500,000 Specified Amount and a premium of $100,000. The surrender charge in the first policy year is $[    ] and in the eighth policy year it is $[    ].

If the Policy is surrendered within the first 9 policy years, or within the first 9 years following an increase in the Specified Amount of insurance, the surrender charge consists of a sales charge component and an administrative charge component. The sales charge component is to reimburse us for some of the expenses incurred in the distribution of the Policies. The sales charge component, together with the sales charge component of the premium charge, may be insufficient to recover distribution expenses related to the sale of the Policies. Our unrecovered sales expenses are paid for from our surplus. The administrative charge component covers administrative expenses associated with underwriting and issuing the Policy, including the costs of processing applications, conducting medical exams, determining insurability and the insured’s rate class, and creating and maintaining policy records, as well as the administrative costs of processing surrender requests.

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Partial Surrender Charge

If you partially surrender your Policy, we will deduct the lesser of $25 or 2.00% of the amount surrendered. The charge will be deducted from the available net cash surrender value and will be considered part of the partial surrender. This charge is intended to partially offset the cost of processing a partial surrender.

Policy Loan

For information concerning policy loans, including the associated charges, see “What is a Policy Loan?” and the discussion of Indexed Loans in Appendix B.

Description of Underlying Fund Charges

The Funds underlying the Variable Investment Options must pay investment management fees and other operating expenses. These fees and expenses are different for each Fund and reduce the investment return of each Fund. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options you select. Expenses of the underlying Funds are not fixed or specified under the terms of your policy, and those expenses may vary from year to year. Please see Appendix A to this prospectus (and the applicable Fund’s Prospectus) for more information on fees and expenses of the Funds.

Reduction of Charges

This Policy is available for purchases by corporations and other groups or sponsoring organizations on a multiple life basis where insureds share a common employment or business relationship. We reserve the right to reduce the premium charge or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions may be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the Policies and any other circumstances which we believe to be relevant to the expected reduction of expenses.

We also reserve the right to reduce premium charges or any other charges under a Policy where it is expected that the issuance of the Policy will result in savings of sales, underwriting, administrative or other costs. In particular, we would expect such savings to apply, and our expenses to be reduced, whenever a Policy is issued in exchange for another life insurance policy issued or administered by us.

Some of these reductions may be guaranteed, and others may be subject to withdrawal or modification by us. All reductions will be uniformly applied, and they will not be unfairly discriminatory against any person.

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What Are the Supplemental Agreements and Benefits That Are Available?

In addition to the standard death benefit associated with your Policy, other standard and optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

AccidentalDeath Benefit Agreement	Provides an additional death benefit if the insured’s death results from an accidental cause, as defined in the agreement.	Optional. May be elected only at the time the owner purchases the base policy.	• Not available for all policies. • Not available if you choose the Extended No-Lapse Guarantee Agreement.

AdditionalInsured Term Insurance Agreement	Provides term insurance on other persons in addition to the insured, in amounts specified in the Policy Specification in the Policy.	Optional. May be elected at any time, as long as the insured meets our underwriting requirements.	• Additional insured must meet underwriting requirements.

BusinessAccounting Benefit Agreement	Provides enhanced early year cash surrender values for Policies sold in certain limited corporate markets.	Optional. May be elected only at the time the owner purchases the base policy.

•   To be eligible for this agreement (i) policies must be corporate owned, (ii) the corporation must be at least a partial beneficiary, and (iii) the policies must be in support of a corporate sponsored non-qualified deferred compensation plan with a minimum of three insureds under the plan.

•   If the agreement is terminated by the owner of the policy, the agreement is terminated with respect to insurance coverages provided under the policy and all applicable surrender charges would apply.

•   Not available with the Cash Value Enhancement Agreement.

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Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

CashValue Enhancement Agreement	Provides higher early-duration cash surrender values for certain limited corporate market applications.	Optional.	• Not available for sale in individual markets. • The policy must be sponsored by or owned by a business, corporation, or a corporate trust.

•   The corporation must be at least a partial beneficiary.

•   A minimum of one life can be covered.

•   The agreement is terminated and the termination credit will not be applied if the policy to which this agreement is attached is exchanged for another policy or has its ownership changed to a life insurance company.

•   Not available with the Business Accounting Benefit Agreement.

Children’sTerm Insurance Agreement	Provides term insurance on one or more children of the insured.	Optional. May be elected at any time.	• If the named insured in the policy dies, the term insurance on the insured child will continue until the anniversary of the policy nearest the insured child’s twenty-third birthday.

DisabilityWaiver of Monthly Deduction Agreement	Provides a waiver of the monthly deductions from the value of the policy value upon the total disability of the insured.	Optional. May be elected at any time, as long as the insured meets our underwriting requirements.	• Monthly deductions for this benefit are made until the policy anniversary nearest the insured’s 65th birthday.

DisabilityWaiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement	Provides a waiver of the monthly deductions from the policy value and payment by us of a stipulated premium disability of the insured.	Optional. May be elected at any time, as long as the insured meets our underwriting requirements.	• Monthly deductions for this benefit are made until the policy anniversary nearest the insured’s 65th birthday.

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Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

ExtendedNo-Lapse Guarantee Agreement	Provides that the insurance provided under the Policy will not lapse even if the cash surrender value of the Policy goes to zero.	Optional. May be elected only at the time the owner purchases the base policy.

•   Premiums paid less withdrawals, accumulated at 5.00%, must exceed the sum of the Extended No-Lapse Guarantee Premiums accumulated at 5.00% for the requirements of this agreement to be satisfied.

•   While the agreement is in force, a minimum of 20% of the policy value must be allocated to the Indexed Fixed Account at the end of each month.

•   Not available with any of the following agreements: Accidental Death Benefit Agreement, Guaranteed Option to Increase Specified Amount Agreement, or Return of Premium Term Insurance Agreement.

GuaranteedOption to Increase Specified Amount Agreement	Provides the owner of the Policy with the option to increase the Specified Amount of insurance in the Policy without providing evidence of insurability.	Optional. May be elected only at the time the insured purchases the base policy.

•   The option may be exercised under the agreement as of any of the regular option dates or as of any alternative option date.

•   Regular option dates are the anniversaries of the policy nearest the insured’s birthday at ages 22, 25, 28, 31, 34, 37 and 40.

•   Alternative option dates are the 90th day following marriage of the insured, live birth of a child of the insured or legal adoption by the insured of a child less than 18 years of age, subject to certain conditions.

•   Not available if you choose the Extended No-Lapse Guarantee Agreement.

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Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

Returnof Premium Term Insurance Agreement	Provides term insurance equivalent to the sum of all premiums paid under the Policy up to the most recent monthly policy anniversary less any amount credited to the Policy under a waiver of premium or waiver of monthly deductions agreement.	Optional. May be elected only at the time the insured purchases the base policy.	• Not available if you choose the Extended No-Lapse Guarantee Agreement.

SupplementalTerm Insurance Agreement	Adds term insurance to the death benefit provider under the Policy.	Optional. May be elected only at the time the insured purchases the base policy.

•   Monthly deductions may include a mortality and expense risk face amount charge applied to the amount of term insurance added to the policy by the agreement.

•   Monthly deductions will include a cost of insurance charge for the term insurance added by the agreement.

SupplementalExchange Agreement	Provides within one year following termination of a business relationship between the owner of the Policy and the insured, the policy may be exchanged for a new Policy on the life of a new insured.	Standard for all corporate-owned policies.

•   The new insured must have the same business relationship to the owner as the insured under the policy to be exchanged.

•   The new insured must submit satisfactory evidence of insurability.

•   The policy to be exchanged must be in force and not in a grace period.

•   The owner must make premium payments under the new policy to keep it in force at least two months.

•   Owner must surrender all rights in the policy to be exchanged.

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Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

OverloanProtection Agreement	Allows the policyholder to access the cash value from the Policy, while providing the holder with a reduced paid-up policy in the event that the loan-to-surrender value equals or exceeds 96%.	Optional. May be elected at any time.

•   Insured’s attained age must be 75 or older.

•   Policy must be in force for a minimum for 15 years.

•   Non-taxable withdrawals must equal the total premiums paid.

•   Subject to a one-time charge of 3.50% of the policy value, which is imposed when the agreement is exercised.

•   When the agreement is exercised (i) all supplemental agreements attached to the policy will be terminated and (ii) no additional premium payments, partial surrenders, policy loans or policy loan repayments will be allowed.

AcceleratedDeath Benefit Agreement	Provides the insured access to a portion of the death benefit while the insured is living.	Standard.

•   Amount of death benefit proceeds the insured can access must be at least $10,000, but no more than the lesser of 50% of the total death benefit amount or $250,000. Such limits may vary depending upon the state.

•   Insured must be diagnosed by a licensed physician of the United States as being terminally ill with a life expectancy of 12 months or less (24 months or less in Massachusetts). The physician may not be the owner, insured, beneficiary, or relative of the insured.

•   Electing this agreement will reduce the death benefit that is payable under the base policy upon the death of the insured.

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Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

ChronicIllness Accelerated Benefit Agreement	Provides access to a portion of the death benefit while the insured is living, if the insured is certified with a Chronic Illness.	Optional. May be elected at any time, as long as the insured meets our underwriting requirements.

•   Continuous care in an eligible facility or at home must be expected to be required for the insured’s life.

•   Limits apply to the Accelerated Benefit Payments.

•   Chronic Illness is defined in the agreement (based on inability to perform specified Activities of Daily Living, or severe cognitive impairment).

•   Chronic illness must be certified by a licensed health care professional (not the insured, owner, or beneficiary or a relative of any of them).

•   Upon each Accelerated Benefit Payment, the death benefit will be reduced by an amount greater than the payment amount.

DollarCost Averaging Account	Automatically makes monthly transfers from the money market investment option to one or more of the other Variable Investment Options and to one or more of the Indexed Fixed Accounts in the Fixed Account.	Optional	• Each planned premium must be at least $600 . • The amount transferred each month must be at least $50. • Does not guarantee a profit or prevent a loss.

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Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

DollarCost Averaging Account – Twelve Month Fixed Account	Allows you to allocate all or a portion of a premium payment to the Fixed Dollar Cost Averaging Account, where it is automatically re-allocated each month to one or more of the investment options you select.	Optional	• Each planned premium allocated to it must be at least $600 . • The amount transferred each month must be at least $50. • Does not guarantee a profit or prevent a loss.

AssetRebalancing	Automatically reallocates your policy value among the Variable Investment Options in accordance with the proportions you originally selected.	Optional	• Requires a minimum policy value of $1,000. • Does not guarantee a profit or prevent a loss.

Accidental Death Benefit Agreement

This Agreement provides an additional death benefit if the insured’s death results from accidental causes as defined in the Agreement. This Agreement is not available for all Policies. The cost of insurance rates for this Agreement are based on the age, gender and rating of the insured. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Extended No-Lapse Guarantee Agreement. The benefits provided under the Agreement are subject to the provisions in the Agreement.

Example: Assume a 45 year old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount) and purchases an additional $200,000 Accidental Death Benefit coverage. If the insured dies due to an accidental death, the total death benefit would be $700,000. If the insured dies due to natural causes, then the death benefit would be $500,000.

Additional Insured Term Insurance Agreement

This Agreement provides term insurance on other persons in addition to the insured, in amounts specified in the Additional Policy Specification in the Policy. If the named insured in the Policy dies, the term insurance on the additional insured person will continue for 90 days during which time it may be converted into permanent insurance. The term insurance may be converted to a permanent life policy without evidence of insurability.

Under the Agreement, we will deduct the cost of insurance charges from the cash value of the Policy, and a separate charge of $0.10 per $1,000 of Specified Amount of insurance for each additional insured during the first twelve months of the Agreement. If the Specified Amount of insurance has increased for an additional insured, we will deduct a charge of $0.10 per $1,000 of the increased Specified Amount during the first twelve months of the increase. The cost of insurance rates are based on the age, gender and rate class of the additional insured. This Agreement can be elected at any time, as long as the additional insured meets our underwriting requirements. The benefits provided under the Agreement are subject to all of the provisions in the Agreement.

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Example: Assume you have purchased the Policy and elected insurance coverage for yourself for $500,000 and added the Additional Insured Term Insurance Agreement to cover your spouse for $250,000. If your spouse died while the coverage is in effect, the Additional Insured Term Insurance Agreement would provide for a $250,000 insurance payment as a result of your spouse’s death.

Business Accounting Benefit Agreement

This Agreement provides enhanced early year cash surrender values for Policies sold in certain limited corporate markets and is not for sale in the individual markets. The higher cash surrender is attained through a waiver of all surrender charges. To be eligible for this Agreement (i) Policies must be corporate owned, (ii) the corporation must be at least a partial beneficiary, and (iii) the Policies must be in support of a corporate sponsored non-qualified deferred compensation plan with a minimum of three insureds under the plan. Under this Agreement, during the first nine policy years we will deduct a monthly charge of up to $0.03 per $1,000 of original Specified Amount of insurance and a monthly charge of up to $0.03 per $1,000 of increases in the Specified Amount of insurance during the first nine policy years after the increase. Decreases in coverage do not affect the charge for this Agreement. The $0.03 per $1,000 charge will continue to be applied based on the higher original and/or increased Specified Amount. This charge will be included in the no-lapse premium calculation. If the Agreement is terminated by the owner of the Policy, the Agreement is terminated with respect to insurance coverages provided under the Policy and all applicable surrender charges would resume. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available with the Cash Value Enhancement Agreement. The benefits provided under the Agreement are subject to all provisions of the Agreement.

Example: A surrender in the first policy year would ordinarily be subject to a Surrender Charge. However, if the corporation has purchased the Business Accounting Benefit Agreement, that charge would be completely waived so that no surrender charge would apply if a surrender were made in the first year.

Cash Value Enhancement Agreement

This Agreement will provide higher early-duration cash surrender values for certain limited corporate market applications and will not be available for sale in the individual markets. The higher cash surrender values will be accomplished through a termination credit during the first five policy years while the Agreement is in force.

There are several limits to the use of this Agreement. The Policy must be sponsored by or owned by a business, a corporation, or a corporate trust. The corporation must be at least a partial beneficiary. If the Policy is in support of a corporate-sponsored non-qualified deferred compensation plan, a corporate board resolution authorizing the plan or a copy of the plan document must be included with the policy application. A minimum of one life can be covered. If the Policy to which this Agreement is attached is exchanged for another policy or has its ownership changed to a life insurance company, the Agreement is terminated and the termination credit will not be applied.

The monthly deduction for this Agreement is a monthly administrative expense charge per $1,000 of Specified Amount assessed against the initial Specified Amount of the Policy and any initial Supplemental Term Insurance during each of the first five policy years. This charge is set to be $0.20 per month for all ages and rate classes. This Agreement is not available with the Business Accounting Benefit Agreement.

Example: Assume a 45 year old purchased the Policy and elected the Cash Value Enhancement Agreement. If you subsequently surrendered your Policy at the end of the 3rd policy year and the conditions of the Agreement have been met, the Net Cash Surrender Value would be modified to include a Termination Credit as follows:

Additional assumptions:

•	$500,000 Specified Amount

•	$50,000 Policy Value

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•	$9,000 Total accumulated monthly deductions through year 3

•	75% Termination Factor

•	$10,535 surrender charge

Termination Credit = Surrender Charge + Termination Factor * Total accumulated monthly deductions = $10,535 + 75% * $9,000 = $17,285.

Net Cash Surrender Value = Policy Value + Termination Credit = $50,000 + $17,285 = $67,285.

Children’s Term Insurance Agreement

This Agreement provides term insurance on one or more children of the insured of the Policy in amounts described in the Policy. If the named insured in the Policy dies, the term insurance on the insured child will continue until the anniversary of the Policy nearest the insured child’s twenty-third birthday and we will waive the cost of insurance for the term insurance. On the anniversary of the Policy nearest the child’s twenty-third birthday, the Agreement may be converted without evidence of insurability to a new life insurance policy.

Under the Agreement, we will deduct a cost of insurance charge. The cost of insurance charge is a flat monthly charge of $0.15 per $1,000 of agreement Specified Amount without regard to the number of children, their ages, or gender. The cost of insurance rate will not exceed $0.24 per $1,000 of agreement Specified Amount per month. This Agreement can be elected at any time. The benefits provided by the Agreement are subject to the provisions in the Agreement.

Example: Assume a 45 year old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount) and purchases an additional $25,000 of Children’s Term Insurance coverage on each of two of his children. If one of the children dies, the agreement would pay the policy owner a $25,000 benefit; the policy would continue in force.

Disability Waiver of Monthly Deduction Agreement

This Agreement provides a waiver of the monthly deductions from the value of the policy value upon disability of the insured. The cost of insurance charges for this benefit are based upon the insurance provided under the Policy and the value of the Policy. The rates are based on the attained age, gender and rate class of the insured. The rates will not exceed those set forth in the Additional Policy Specifications in the Policy. Monthly deductions for this benefit are made until the policy anniversary nearest the insured’s sixty-fifth birthday. This Agreement can be elected at any time, as long as the insured meets underwriting requirements. The benefits provided under this Agreement are subject to the provisions of the Agreement.

Example: Assume a 45 year old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount) and purchases the Disability Waiver of Monthly Deductions Agreement. If the insured becomes totally disabled at age 55, the policy monthly deductions will be waived as long as the disability continues.

Disability Waiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement

This Agreement provides a waiver of the monthly deductions from the policy value and payment by us of a stipulated premium upon disability of the insured. The stipulated premium is stated in the Policy. The cost of insurance for waiver of the monthly deductions is based on the insurance provided by the base Policy and the value of the Policy. The cost of insurance for the monthly premium deposit is based on the amount of the stipulated premium. The cost of insurance rates are based on the issue age, gender and rate class of the insured. The rates will not exceed the rates shown in the Additional Policy Specifications section of the Policy. This Agreement can be elected at any time, as long as the insured meets underwriting requirements. This benefit is subject to the provisions in the Agreement.

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Example: Assume a 45-year-old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount) and purchases the Disability Waiver of Monthly Deductions Agreement. If the insured become totally disabled at age 55, the policy monthly deductions will be waived and we will pay the insured the stipulated premium as long as the disability continues.

Extended No-Lapse Guarantee Agreement

This Agreement provides that the insurance provided under the Policy will not lapse even if the cash surrender value of the Policy goes to zero, as long as the Extended No-Lapse Guarantee requirement is satisfied. The Extended No-Lapse Guarantee requirement is satisfied if the premiums paid less withdrawals, accumulated at 5.00%, exceed the sum of the Extended No-Lapse Guarantee Premiums accumulated at 5.00%. The Extended No-Lapse Guarantee Premiums are based upon issue age, gender, rate class, and other policy benefits and are stated in the Policy. In addition, while this Agreement is in force, a minimum of 20% of the policy value must be allocated to the Indexed Fixed Account at the end of each month. At the end of each policy month, we will allocate a pro-rated amount from the Subaccounts to the Indexed Fixed Account so that the allocation requirement is met. We reserve the right to modify the minimum percentage amount that must remain in the Indexed Fixed Account, but will do so only for newly issued policies and for any increases in the Specified Amount requested by an existing policy owner. We will notify you of any percentage change before making any requested face amount increase.

The monthly deduction for this Agreement is a cost of insurance charge applied to the Specified Amount of insurance in the Policy, plus insurance provided by any Supplemental Term Insurance Agreements or Additional Insured Term Insurance Agreements. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available with any of the following agreements: Accidental Death Benefit, Guaranteed Option to Increase Specified Amount, or Return of Premium Term Insurance. This benefit is subject to the provisions in the Agreement.

Example: Assume a 45 year old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount) and purchases the Extended No-Lapse Guarantee Agreement. If at the end of the 5th policy year the sum of the Extended No-Lapse Guarantee Premiums accumulated at 5.00% is $10,000 and the cumulative premium paid by the policy Owner less withdrawals accumulated at 5% is greater than $10,000 the Policy will not lapse even if the cash surrender value of the policy is zero at this time.

Guaranteed Option to Increase Specified Amount Agreement

This Agreement provides the owner of the Policy with the option to increase the Specified Amount of insurance in the Policy without providing evidence of insurability. The option may be exercised as of any of the regular option dates or as of any alternative option date. The regular option dates are the anniversaries of the Policy nearest the insured’s birthday at ages 22, 25, 28, 31, 34, 37 and 40. In addition, subject to certain conditions, the option may be exercised on the ninetieth day following marriage of the insured, live birth of a child of the insured and legal adoption by the insured of a child less than 18 years of age. The cost of insurance charge for the Agreement is based on the attained age, gender and rate class of the insured. The cost of insurance rates for this Agreement, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Extended No-Lapse Guarantee Agreement. This option is subject to the provisions in the Agreement.

Example: If a Policy owner purchases the Policy at age 30 with insurance coverage of $500,000, the owner may exercise the option to increase the coverage by $50,000 to $550,000 at age 40, without being required to provide any additional evidence of insurability at age 40.

Return of Premium Term Insurance Agreement

This Agreement provides term insurance equivalent to the sum of all premiums paid under the Policy up to the most recent monthly policy anniversary less any amount credited to the Policy under a waiver of

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premium or waiver of monthly deductions Agreement. The cost of insurance charge for this Agreement includes the cost of insurance charge for the term insurance provided under the Agreement and the cost of insurance charge for a waiver of monthly deductions if a Waiver of Monthly Deduction Agreement is attached. The cost of insurance rates for the Agreement is based on the age, gender and rate class of the insured. The rates will not exceed the rates shown for this Agreement in the Additional Policy Specifications in the Policy. You may add this Agreement to your base Policy only at the time you purchase your Policy. This Agreement is not available if you choose the Extended No-Lapse Guarantee Agreement. The term insurance provided under the Agreement is subject to the provisions of the Agreement.

Example: Assume that a Policy owner has purchased the Return of Premium Term Insurance Agreement, and has subsequently paid premiums under the Policy of approximately $10,000 and no amounts have been credited to the Policy under a Waiver of Premium or Waiver of Monthly Deductions Agreement. If the insured dies while the agreement is in force, the death benefit will include an additional $10,000 of term insurance.

Supplemental Term Insurance Agreement

This Agreement adds term insurance to the death benefit provided under the Policy. The Agreement modifies the death benefit options (as provided in the Policy) as follows.

Option 1 — The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy and the amount of term insurance added by the Agreement, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

Option 2 — The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy, the amount of term insurance added by the Agreement and the policy value on the date of the insured’s death, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

Additional information on the death benefit options may be found under How Much Life Insurance Does the Policy Provide? in this prospectus.

The amount of term insurance added by the Agreement may, upon written application and receipt by us of satisfactory evidence of insurability, be increased by no less than $10,000.

The monthly deductions under the Policy may include a mortality and expense risk face amount charge applied to the amount of term insurance added to the Policy by the Agreement. The mortality and expense risk face amount charge will not exceed the maximum charges shown in the Additional Policy Specifications in the Policy.

The monthly deductions under the Policy will include a cost of insurance charge for the term insurance added by the Agreement. The cost of insurance rates for the term insurance will not exceed those shown for the Agreement in the Additional Policy Specifications in the Policy.

The surrender charges under the Policy will include a surrender charge for the term insurance added by the Agreement. The maximum surrender charge premium component of the surrender charge will be increased by the amount of the term insurance added by the Agreement multiplied by the unit maximum surrender charge premium at the issue age and rate class of the insured. The $45.00 per $1,000 component of the surrender charge will be modified to include the amount of the term insurance added by the Agreement along with the Specified Amount of the policy.

After completion of the 10th policy year, we will credit a policy value enhancement on future monthly policy anniversaries. The amount of the policy value enhancement (on both a current and a guaranteed basis) will be equivalent to an annual effective rate of 0.25% multiplied by (a) divided by (b), where;

(a)	is the Term Insurance Benefit, and

(b)	is the sum of the Term Insurance Benefit and the Specified Amount of the policy

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The policy value enhancement will be applied pro-rata across the Variable Investment Options and the Fixed Account Options. It is applicable only to non-loaned values and not applicable to policy values inside the special loan account.

It may be to your economic advantage to add life insurance protection to the Policy through the Agreement. The total current charges that you pay for your insurance beyond the fifth policy year will be less with term insurance added by the Agreement. It also should be noted, however, that the total current charges in the first five policy years under the Policy will be higher with a portion of the insurance added by the Agreement than they would be if all of the insurance were provided under the base Policy.

You may add this Agreement to your base Policy only at the time you purchase your Policy.

Example: Assume a 45-year-old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount) and the Supplemental Term Insurance Agreement with a Term Insurance Benefit of $500,000. If the insured dies, the Basic Death Benefit of the policy will be adjusted to include both the Specified Amount and the Term Insurance Benefit.

Supplemental Exchange Agreement

The Agreement provides that within one year following termination of a business relationship, which existed between the owner of the Policy and the insured at the time the Policy was issued, the Policy may be exchanged for a new Policy on the life of a new insured, subject to conditions set forth in the Agreement, including the new insured must have the same business relationship to the owner as the insured under the Policy to be exchanged, the new insured must submit satisfactory evidence of insurability, the Policy to be exchanged must be in force and not in a grace period, the owner must make a written application for the exchange, the owner must make premium payments under the new Policy to keep it in force at least two months, and the owner must surrender all rights in the Policy to be exchanged. This Agreement is automatically added to corporate-owned Policies.

Example: If a corporation purchased a Policy on a 45-year-old male non-smoker who is an employee of the corporation and the individual ceases to be employed with the corporation, the corporation may exchange the Policy for a Policy with the same Net Policy Value and Specified Amount on a 50-year-old female non-smoker employed by the corporation.

Overloan Protection Benefit Agreement

This Agreement allows the policyholder to access the cash value from the Policy, while providing him or her with a reduced paid-up policy in the event that the loan-to-surrender value equals or exceeds 96%. The Agreement is subject to certain conditions, including that the insured’s attained age is 75 or older, the Policy has been in force for a minimum for 15 years and the non-taxable withdrawals must equal the total premiums paid. If the conditions of the Agreement are satisfied, the Policy will automatically become a reduced paid-up life insurance policy. The death benefit will equal 105% of the policy value at the time of exercise. The Agreement is subject to a one-time charge of 3.50% of the policy value, which is imposed when the benefit is exercised.

Certain changes are made to the Policy as a result of the benefit being exercised, including

•	the transfer of all values in the Variable Investment Options to the Traditional Fixed Account, which will then be credited with interest;

•	all supplemental Agreements attached to the Policy will be terminated;

•	no additional premium payments, partial surrenders, policy loans or policy loan repayments will be allowed; and

•	no further changes may be made to the Policy.

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This Agreement can be elected at any time. The benefit provided under the Agreement is subject to the provisions of the Agreement.

Example: Assume a 45-year-old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount). At age 75, the Policy Value is $333,664 and the outstanding loan balance is $326,318, which is greater than 96% of the Policy Value. The trigger of overloan causes the following to occur:

(1)	A withdrawal of $150,000 (the remaining basis) is taken with a withdrawal charge of $25 assessed.

(2)	An Agreement Charge of $6,427 is assessed.

(3)	The Specified Amount of the policy is reduced to $186,072.

(4)	Lapses are prevented on the policy.

Accelerated Death Benefit Agreement

The Accelerated Death Benefit Agreement provides the insured access to a portion of death benefit while the insured is living. The following provisions apply:

•

The amount of death benefit proceeds you can access must be at least $10,000, but no more than the lesser of 50% of the total death benefit amount or $250,000. In New Jersey and South Carolina, the maximum limit is $100,000 per policy. In New York, the amount of benefit that you can access will be not less than $50,000 or 25% of the face amount, and cannot exceed 50% of the face amount.

•

The insured must be diagnosed by a licensed physician of the United States as being terminally ill with a life expectancy of 12 months or less (24 months or less in Massachusetts). The physician may not be the owner, insured, beneficiary, or relative of the insured.

•	Penn Mutual reserves the right, at its own expense, to seek additional medical opinions in order to determine benefit eligibility.

The amount you access under this Agreement will reduce the death benefit that is payable under the base Policy upon the death of the insured.

The Accelerated Death Benefit Agreement is automatically added to all base Policies with a Specified amount greater than $50,000 and issued after January 1, 1996. The cost of this benefit is incurred only at the time of exercise and is equal to 12 months’ worth of policy charges on the accelerated amount, plus an interest adjustment. The interest adjustment equals 12 months’ worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current maximum statutory adjustable policy loan rate.

Example: Assume a 45 year old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount). If at age 75 the insured is diagnosed with a terminal illness (by the definition in the agreement), then the insured can access up to $250,000 of the death benefit.

Chronic Illness Accelerated Benefit Agreement

The Chronic Illness Accelerated Benefit Agreement provides the Owner access to a portion of the death benefit when the insured has been certified with a Chronic Illness by a licensed health care practitioner. The licensed health care practitioner must also certify that continuous care in an eligible facility or at home is

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expected to be required for the remainder of the insured’s life when the insured has a Chronic Illness. Death benefits and policy values will be reduced if an Accelerated Benefit is paid. The following provisions apply:

•

The Owner may request the payment of the Accelerated Benefit Payment in a single lump sum or in a series of equal payments occurring annually, semi-annually, quarterly, or monthly. The series of benefit payments will continue as scheduled, as long as the insured is certified as having a Chronic Illness at least every 12 months, until the remaining death benefit reaches the minimum allowed by the Company or the agreement is terminated. No more than 12 Accelerated Benefit Payments will be paid in a 12 month period. The Accelerated Benefit Payment must first be used to repay a pro rata share of any outstanding policy debt.

•	Penn Mutual will limit the Accelerated Benefit Payment such that:

•	The Policy is not disqualified as life insurance according to the Code;

•

The Accelerated Benefit Payment is at least $4,800 if taken as a single lump sum, or the sum of scheduled payments for the 12 month period following the election date is at least $4,800 if taken as a series of payments;

•

The maximum total amount of Accelerated Benefit Payments in a 12 month period, for all policies or agreements under which the Insured is covered with the Company, will not exceed the least of 24% of the Eligible Amount, $240,000, or the annual Per Diem Limitation within the meaning of sections 101(g)(3)(D) and 7702B(d) of the Code. The Per Diem Limitation further requires that the total aggregated benefits being received from all coverages do not exceed the IRS annual Per Diem amount, including benefits received from coverages not with Penn Mutual and reimbursements of costs for qualified long-term care services through insurance or otherwise. Accelerated Benefit Payments are determined after taking into account all other coverage and reimbursements;

•

The maximum total amount of Accelerated Benefit Payments during the life of the Insured, for all policies or agreements under which the Insured is covered with Penn Mutual, will not exceed $5,000,000; and

•	The death benefit remaining after an Accelerated Benefit Payment is not less than $50,000.

•	Chronic Illness means that the Insured has been certified by a licensed health care practitioner within the last 12 months as:

•

Being unable to perform at least two Activities of Daily Living (bathing, continence, dressing, eating, toileting, transferring) without substantial assistance from another person due to a loss of functional capacity for a period of at least 90 days; or

•	Requiring substantial supervision by another person for a period of at least 90 days to protect the Insured from threats to health and safety due to severe Cognitive Impairment.

•	Cognitive Impairment means deterioration or loss in intellectual capacity that is:

(1)	Comparable to (and includes) Alzheimer’s Disease and similar forms of irreversible dementia; and

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(2)	Measured by clinical evidence and standardized tests which reliably measure impairment in:

(a)	Short term or long term memory;

(b)	Orientation to people, places, or time;

(c)	Deductive or abstract reasoning; and

(d)	Judgment as it relates to safety awareness.

•

For each lump sum benefit payment, or at the beginning of each 12 month period following the election date if benefit payments are scheduled in a series, Penn Mutual must receive written certification from a licensed health care practitioner that the Insured has a Chronic Illness. The licensed health care practitioner may be a licensed physician, registered professional nurse, licensed social worker, or other similar health care practitioner approved by the Internal Revenue Service and Penn Mutual. The licensed health care practitioner shall not be the Insured, Owner, Beneficiary, or a relative thereof. Penn Mutual reserves the right to obtain at any time an additional opinion of the Insured’s condition from a licensed health care practitioner at Penn Mutual’s expense. Should this opinion differ from that of the Insured’s licensed health care practitioner, eligibility for benefits will be determined by a third licensed health care practitioner who is mutually acceptable to the Owner and Penn Mutual.

The Chronic Illness Accelerated Benefit Agreement can be added to the Policy after issue subject to Penn Mutual restrictions.

State specific variations apply in regard to the amount and frequency of the benefit, as well as to the qualifying events for exercising the benefit. For more information contact your Penn Mutual financial professional or call our office.

Example: Assume a 45 year old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount) and there is no outstanding policy loan. At age 75 the insured is diagnosed as being chronically ill (by the definition in the Agreement), and requests to access a $50,000 accelerated benefit payment. Further assuming an Accelerated Benefit Payment Interest Rate of 3.40% and that the Death Benefit is currently equal to the Specified Amount, the Specified Amount will be reduced to $440,908.

Dollar Cost Averaging

This program automatically makes monthly transfers from the Money Market Subaccount to one or more of the other Variable Investment Options and to the Indexed Fixed Account options in the Fixed Account. If you wish to make transfers into the Indexed Fixed Account, money will be transferred into the Holding Fixed Account until the next monthly policy anniversary, when it will then be allocated into the Indexed Fixed Account. You choose the investment options and the dollar amount of the transfers. You may dollar cost average from the Money Market Subaccount for up to 60 months. For policies issued prior to April 1, 2009, all transfers occur on the 15th of the month or the next following business day if the 15th day is not a business day. For policies issued April 1, 2009 and later, all transfers occur on the monthly anniversary. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends. The program allows owners to take advantage of investment fluctuations, but does not assure a profit or protect against loss in a declining market. Each planned premium must be at least $600 and the amount transferred each month must be at least $50. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

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Example: Assume that you were to allocate $2,400 of a premium payment into the dollar cost averaging program and that you elected a dollar cost averaging period of one year, with the transfers from the Money Market Subaccount to be allocated as 50% of the Quality Bond Subaccount and 50% to the Large Cap Growth Subaccount. Then on each monthly anniversary for the next year, $100 would be transferred to each of the two Variable Investment Options you selected. On the 15th day of the 12th month, the remaining balance in the dollar cost averaging program would be transferred to the two selected funds in equal measure.

Dollar Cost Averaging Account — Twelve-Month Fixed Account

This program allows you to allocate all or a portion of a premium payment to the twelve-month dollar cost averaging fixed account, where it is automatically re-allocated each month to one or more of the variable investment options or the Indexed Fixed Account options that you select. Each planned premium allocated to the twelve-month dollar cost averaging fixed account must be at least $600 and the amount transferred each month must be at least $50. Premium payments may be allocated to the account at any time. The amount you allocate to the twelve-month dollar cost averaging fixed account will earn interest for a twelve-month period at a rate we declare monthly. In addition, you are permitted to take loans on or withdraw money from the funds available in the account. For policies issued prior to April 1, 2009, the account operates on a twelve-month cycle beginning on the 15th of each month, or the next following business day if the 15th day is not a business day, following your allocation of a premium payment to the account. Thereafter, on the 15th of each month during the cycle, an amount is transferred from the account to the investment option(s) you selected. Note that if your monthly policy anniversary date is not the 15th of the month and you selected the Indexed Fixed Account to receive transfers from the twelve-month dollar cost averaging fixed account, transfers will be made to the Holding Fixed Account on the 15th of the month and then automatically transferred to the Indexed Fixed Account on the subsequent monthly policy anniversary. For policies issued April 1, 2009 and later, the account operates on a twelve-month cycle beginning on the monthly anniversary of each month following your allocation of a premium payment to the account. Thereafter, on the monthly anniversary of each month during the twelve-month cycle (or the next following business day if the monthly anniversary is not a business day), an amount is transferred from the account to the investment option(s) you selected. The account terminates when the Policy lapses or is surrendered, on the death of the insured, at the end of the twelve-month cycle or at your request. Upon termination of the account, all funds in the account are allocated to other investment options based upon your instructions.

The purposes and benefits of the program are similar to the money market account dollar cost averaging program offered under the Policy. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. No more than one dollar cost averaging program may be in effect at any one time.

Example: Assume that you were to allocate $2,400 of a premium payment into the fixed dollar cost averaging program and that you selected the transfers from the Twelve-Month Dollar Cost Averaging Fixed Account to be allocated as 50% to the Quality Bond Subaccount and 50% to the Large Cap Growth Subaccount. Then on each monthly anniversary, $100 would be transferred to each of the two Variable Investment Options you selected. On the 15th day of the 12th month, the remaining balance in the twelve-month dollar cost averaging fixed account, including all interest earned in the twelve-month dollar cost averaging fixed account, would be transferred to the two selected funds in equal measure.

Asset Rebalancing

This program automatically reallocates your policy value among the Variable Investment Options in accordance with the proportions you originally specified. Over time, variations in investment results will change the allocation percentage. On a quarterly basis, the rebalancing program will periodically transfer your policy value among the Variable Investment Options to reestablish the percentages you had chosen. Rebalancing can result in transferring amounts from a Variable Investment Option with relatively higher investment performance to one with relatively lower investment performance. The minimum policy value to

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start the program is $1,000. If you also have one of the dollar cost averaging programs in effect, the portion of your policy value in either of the dollar cost averaging accounts will not be included in the rebalancing program. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. All of the Fixed Account Options are ineligible for the asset rebalancing program.

Example: Assume that you were to request the asset rebalancing program with a 50% allocation in the Quality Bond Subaccount and 50% in the Large Cap Growth Subaccount. Also assume that at the next quarterly rebalancing date, the amounts in the Variable Investment Options were $6,000 in the Quality Bond Subaccount and $4,000 in the Large Cap Growth Subaccount representing a 60%/40% split. At that time, $1,000 of units in the Large Cap Growth Subaccount would be sold and $1,000 of Quality Bond Subaccount units would be purchased to rebalance your portfolio to achieve the 50%/50% allocation you selected.

Additional Information

This prospectus provides basic information that you should know before purchasing the Policy or the agreements, including all material rights and obligations under the Policy and agreements. With respect to any questions regarding the rules and limitations applicable to these supplemental agreements, please ask your authorized Penn Mutual financial professional for further information or contact our office.

What Is a Policy Loan?

We offer the ability to borrow money under your policy so that you may access a portion of your policy value without incurring the surrender charges and federal income tax consequences associated with a partial surrender from the Policy. We offer two policy loan options with this Policy: a Traditional Loan and an Indexed Loan. Indexed Loans, which are not available in New York, are described in Appendix B. You may only have one loan option in force at any time. Under both options, you may borrow up to 95% of your cash surrender value and the minimum amount you may borrow is $250.

For the Traditional Loan option, interest charged on the loan is 4.00% and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. An amount equivalent to the loan is withdrawn from Variable Investment Options and the Fixed Account Options (except for the Fixed Dollar Cost Averaging Account) on a pro-rata basis (unless you designate a different withdrawal allocation when you request the loan) and is transferred to a special loan account. Amounts withdrawn from the Variable Investment Options cease to participate in the investment experience of the Separate Account. Amounts withdrawn from the Fixed Account Options cease to participate in the crediting strategies offered in the Fixed Account Options.

The special loan account is guaranteed to earn interest at 3.00% during the first ten policy years and 3.75% thereafter (4.00% thereafter in New York). On a current basis, the special loan account will earn interest at 3.00% during the first ten policy years and 4.00% thereafter.

You may repay all or part of a loan at any time. Upon repayment of a Traditional Loan, an amount equal to the repayment will be transferred from the special loan account to the Variable Investment Options you specify. If you do not specify the allocation for the repayment, the amount will be allocated in accordance with your current standing allocation instructions.

If your Policy lapses (see “What Payments Must I Make Under the Policy?” in this prospectus) and you have a loan outstanding under the Policy, you may have to pay federal income tax on the amount of the loan, to the extent there is gain in the Policy. See “How Is the Policy Treated Under Federal Income Tax Law?” in this prospectus.

The amount of any loan outstanding under your Policy on the death of the insured will reduce the amount of the death benefit by the amount of such loan. The outstanding loan amount is deducted in determining net cash surrender value of the Policy.

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If you want a payment to us to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

How Can I Withdraw Money From the Policy?

Full Surrender

You may surrender your Policy in full at any time. If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies. This is called your net cash surrender value. The policy value is based on amounts allocated to the Variable Investment Options and/or the Fixed Account Options. Surrenders may be subject to tax consequences, including a tax penalty if withdrawn before age 59 1⁄2. See “How Is the Policy Treated Under Federal Income Tax Law?” in this prospectus for additional information.

Partial Surrender

You may make a partial surrender of a portion of the net cash surrender value, subject to the following conditions:

•	the net cash surrender value remaining in the Policy after the partial surrender must exceed $1,000;

•	no more than twelve partial surrenders may be made in a policy year;

•	each partial surrender must be at least $250;

•	a partial surrender may not be made from an investment option if the amount under the option would be less than $250;

•	during the first five policy years, the partial surrender may not reduce the Specified Amount of insurance under your Policy to less than $50,000; and

•	the partial surrender will be subject to a processing fee equal to the lesser of $25 or 2.00% of the amount withdrawn.

If you elect a level death benefit option (Option 1) (see “How Much Life Insurance Does the Policy Provide?” in this prospectus), a partial surrender may reduce your Specified Amount of insurance — by the amount by which the partial surrender exceeds the difference between (a) the death benefit provided under the Policy, and (b) the Specified Amount of insurance. If you have increased the initial Specified Amount, any reduction will be applied to the most recent increase.

Partial surrenders reduce the policy value and net cash surrender value by the amount of the partial surrender. Partial surrenders may increase the risk that the Policy will lapse, and may be subject to tax consequences, including a tax penalty if withdrawn before age 59 1⁄2. See “How Is the Policy Treated Under Federal Income Tax Law?” in this prospectus for additional information.

Partial surrenders will be deducted from the Variable Investment Options, the Indexed Fixed Accounts, the Holding Fixed Accounts and the Traditional Fixed Account in accordance with your directions. In the absence of such direction, the partial surrender will be deducted from the Variable Investment Options, the Indexed Fixed Accounts, the Holding Fixed Accounts and the Traditional Fixed Account on a pro-rata basis.

Can I Choose Different Payout Options Under the Policy?

Choosing a Payout Option

You may choose to receive proceeds from the Policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $5,000 or

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more applied to any of a number of other payment options as set forth in your Policy, including payment of interest on the proceeds payable, interest income, income for a fixed period, life income, life income for guaranteed period, life income with refund period, and joint and survivor life income. Periodic payments may not be less than $50 each.

•	Option 1 - Interest Income - The Company will hold the amount applied at interest. Interest will be paid monthly, quarterly, semiannually or annually.

•	Option 2 - Income for a Fixed Period - The Company will pay the amount applied, with interest, in equal monthly payments for a fixed period. The fixed period may not be greater than 30 years.

•

Option 3 - Income of a Specified Amount - The Company will make payments of a specified amount until the total amount applied, with interest, has been paid. The payments may be made monthly, quarterly, semiannually or annually. The final payment may be less than the specified amount. The total of the payments to be made each year must be at least $75 for each $1,000 applied.

•	Option 4 - Life Income - The Company will pay equal monthly payments during the life of the option annuitant.

•

Option 5 - Life Income with Guaranteed Period - The Company will pay equal monthly payments for a stated guaranteed period and thereafter during the life of the option annuitant. The guaranteed period may be 5 years, 10 years or 20 years.

•

Option 6 - Life Income with Refund Period - The Company will pay equal monthly payments during the life of the option annuitant. If necessary, the payments will continue after the death of the option annuitant until the total of all payments made, including a smaller final payment, if required, equals the total amount applied.

•	Option 7 - Joint and Survivor Life Income - The Company will pay equal monthly payments during the joint life of two option annuitants and thereafter during the life of the survivor.

Changing a Payment Option

You can change the payment option at any time before the proceeds are payable. If you have not made a choice, the payee may change the payment option within the period specified in the Policy. The person entitled to the proceeds may elect a payment option as set forth in the Policy.

Tax Impact of Choosing a Payment Option

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult a qualified tax adviser before making that choice. See “How is the Policy Treated Under Federal Income Tax Law?” below.

How Is the Policy Treated Under Federal Income Tax Law?

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

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Tax Status of The Policy

Death benefits paid under contracts that qualify as life insurance policies under federal income tax law are generally not subject to federal income tax. Investment gains credited to such policies are not subject to income tax as long as they remain in the Policy. Assuming your Policy is not treated as a “modified endowment contract” under federal income tax law, distributions from the Policy are generally treated first as the return of investment in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue qualifying as life insurance. The application of these rules may vary depending on whether the change occurs in the first five years after the Policy is issued. Such a cash distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.

To qualify as a life insurance contract under federal income tax law, your Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that the Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each Variable Investment Option must be “adequately diversified” in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The funds in which Variable Investment Option may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the funds’ investments in order to establish that each Variable Investment Option is “adequately diversified”. It is expected that each underlying fund will comply with the diversification requirement applicable to the Variable Investment Options as though the requirement applied to that underlying fund. Penn Mutual believes that the Separate Account will meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The Treasury Department has stated in published rulings that a variable life insurance policy owner will be considered the owner of the related separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the policy owner is considered the owner of separate account assets, income and gain from the assets would be currently includable in the policy owner’s gross income. The Treasury Department has indicated that in regulations or additional revenue rulings under Section 817(d), (relating to the definition of a variable life insurance policy), it will provide guidance on the extent to which policy owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30-day period without charge did not result in the owner of a policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policies are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy

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owners were not owners of the subaccount assets. It is possible that these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under the Policies. We, therefore, reserve the right to modify the Policies as necessary to attempt to prevent the owners of the Policies from being considered the owners of a pro rata share of the assets of the subaccounts under the Policies. In addition, it is possible that if regulations or additional rulings are issued, the Policies may need to be modified to comply with them.

Tax Qualification

Your Policy will be treated as a life insurance contract under federal income tax law if it passes either one or the other of two tests — a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•	Cash Value Accumulation Test — Under the terms of the Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

•

Guideline Premium/Cash Value Corridor Test — The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/ Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

The following discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

Modified Endowment Contracts

The Code establishes a class of life insurance contracts designated as modified endowment contracts, which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of the Policy. In general, the Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. We will endeavor to notify you on a timely basis if we believe you have exceeded this limit and the Policy has become a modified endowment contract under the Code. All Policies

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that we or our affiliate issue to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

If there is a reduction in the benefits under the policy during the first seven policy years, for example, as a result of a partial surrender or surrender, the seven-pay test will have to be reapplied as if the policy had originally been issued at the reduced Specified Amount. If there is a “material change” in the Policy’s benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult a tax advisor to determine whether a policy transaction will cause the Policy to be classified as a modified endowment contract.

The rules relating to whether your Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in full in the limited confines of this summary. Therefore, you should consult with a competent adviser to determine whether the Policy transaction will cause the Policy to be treated as a modified endowment contract.

Distributions from Policies Classified as Modified Endowment Contracts

Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial surrenders from the Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by, such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner’s becoming disabled (as determined under the Code), or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s Beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract may be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Policy Loan Interest

Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a tax adviser before deducting any interest paid in respect of a policy loan.

Investment in the Policy

Investment in your Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

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Withholding

To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Business Uses of Policy

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Non-Individual Owners and Business Beneficiaries of Policies

If a Policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Employer-Owned Life Insurance Policies

Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance policy will generally be limited to the premiums paid for such policy (although certain exceptions may apply in specific circumstances). An employer- owned life insurance policy is a life insurance policy owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such policy. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance policies and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance policies issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase of an employer-owned life insurance policy.

Split-Dollar Arrangements

The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

The prohibition on loans is generally effective as of July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

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Tax Shelter Regulations

Prospective owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Disposition of the Policy

The disposition of your Policy will likely have federal income tax consequences. The amount and character of any gain or income recognized in connection with a disposition may vary, depending on the nature of the disposition, your investment in the contract, premiums paid, and other factors. You should consult your tax adviser prior to any disposition.

Income payments from Net Cash Surrender Value or Death Benefit Proceeds

Your policy contains provisions that allow for all or a portion of the net cash surrender value or death benefit to be paid in a series of installments. In addition, certain policies may have optional Agreements that provide for installment benefits.

These installments may be for a certain period of time, or may be payable based upon the life of one or more individuals.

Under the rules of Section 72 of the Code, each payment made will be comprised of two portions: A portion representing a return of the investment in the contract, and the remainder representing interest. The Exclusion Ratio as defined in Section 72(b) is used to determine what amount of each payment is excluded from tax reporting.

The calculation of the Exclusion ratio is based upon these two policy values as of the date the amount of the installment payment is being determined:

•	The portion of the net cash surrender value or death benefit proceeds being applied to the installment benefit

•	The investment in the contract.

The portion of each payment that is treated as a return of the investment in the contract is equal to the Exclusion Ratio multiplied by the payment amount. For installment payments that are based upon the life of one or more individuals, once the investment in the contract has been depleted any subsequent payment(s) would be treated as a return of interest and thus fully taxable.

Certain Information Reporting

Code section 6050Y requires information reporting for certain life insurance policy transactions. A return must be filed by every person who acquires a life insurance contract or any interest in a life insurance contract in a reportable policy sale. A reportable policy sale is generally the acquisition of an interest in a life insurance contract, directly or indirectly, if the acquirer has no substantial family, business, or financial relationship with the insured. The buyer must file the return required under Section 6050Y with the IRS and furnish copies of the return to the insurance company that issued the contract and the seller.

Other Tax Considerations

The transfer of your Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

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A 3.80% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities or life insurance contracts that are includable in gross income are generally considered net investment income.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

Life Insurance Purchases by Residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes

The foregoing is a summary of the federal income (and, where noted, non-income) tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Are There Other Charges That Penn Mutual Could Deduct in the Future?

We currently make no charge against policy values to pay federal income taxes on investment gains. However, we reserve the right to do so in the event there is a change in the tax laws. We currently do not expect that any such charge will be necessary.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

How Do I Communicate With Penn Mutual?

General Rules

You may mail all checks for premium payments to The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania, 19101-7460, or express all checks to The Penn Mutual Life Insurance Company, Payment Processing Center, ATTN: Penn Mutual Life Insurance Company, Lockbox #7460, 525 Fellowship Road, Suite 330, Mt. Laurel, NJ 08054-3415.

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Certain requests pertaining to your Policy must be made in writing and be signed and dated by you. They include the following:

•	policy loans in excess of $50,000, partial surrenders in excess of $10,000, and full surrenders;

•	change of death benefit option, risk class; addition/removal of agreements;

•	changes in Specified Amount of insurance;

•	change of beneficiary;

•	election of payment option for policy proceeds; and

•	tax withholding elections.

You should mail these requests to our office, P.O. Box 178, Philadelphia, Pennsylvania, 19105-0178 or express/overnight to EDM c/o The Penn Mutual Life Insurance Company, 1600 Malone Street, Millville, New Jersey 08332. You should also send notice of the insured person’s death and related documentation to our office. Communications are not treated as “received” until such time as they have arrived at our office in proper form. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently ends at 4:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time. In order to receive a day’s closing price, instructions sent by facsimile or Internet transmission must be received by our fax server prior to the close of regular trading on the New York Stock Exchange on that day (generally 4:00 pm Eastern time).

We have special forms that must be used for a number of the requests mentioned above. You can obtain these forms from your Penn Mutual financial professional or by calling our office at 800-523- 0650 (or 855-466-7393 for New York policy owners). Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that does not include this required information.

Telephone Transactions

You or the financial professional of record (pursuant to your instructions) may request transfers among Variable Investment Options and Fixed Account Options and may change allocations of future premium payments by calling our office at 1-800-523-0650. In addition, if you complete a special authorization form, you may authorize a third person, other than the financial professional of record, to act on your behalf in giving us telephone transfer instructions. We require certain identifying information to process a telephone transfer. We will not be liable for following transfer instructions, including instructions from the finance professional of record, communicated by telephone that we reasonably believe to be genuine. In certain circumstances, such as periods of market volatility, severe weather, and emergencies, you may experience difficulty providing transaction instructions by telephone. We do not guarantee that we will be able to accept transaction instructions via telephone at all times. We also reserve the right to suspend or terminate the privilege altogether at any time.

What Is the Timing of Transactions Under the Policy?

Planned premium payments and unplanned premium payments which do not require evaluation of additional insurance risk will be credited to the Policy and the net premium will be allocated to the Variable Investment Options based on values at the end of the valuation period in which we receive the payment in “good order.” A valuation period is the same as the valuation period of the shares of the Funds held in the Variable Investment Options. Loan, transfer, partial surrender and surrender transactions will be based on values at the end of the valuation period in which we receive all required instructions and necessary documentation in “good order.” In order to receive a day’s closing price, instructions sent by facsimile

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transmission must be received by our fax server prior to the close of regular trading on the New York Stock Exchange on that day (generally 4:00 pm Eastern Time). Telephone instructions must be received in full, in good order, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price. Death benefits will be based on values as of the date of death.

We will ordinarily pay the death benefit, loan proceeds and partial surrender or surrender proceeds, within seven days after receipt at our office of all the documents required for completion of the transaction in good order.

Good Order.  A request or transaction is in Good Order if it complies with our administrative procedures, and the required information is complete and correct. This means the actual receipt by us of your request and any instructions related to the request in writing (or, if permitted, by telephone or electronic means), along with all forms, and any other information or documentation necessary to complete the transaction. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order. We may reject or delay a request or transaction if the information needed is not in Good Order. If you have any questions, you should contact us or your financial professional before submitting a form or request.

Possible Delays and Deferral.  We may defer making a payment from a Variable Investment Option if (1) the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC by order permits postponement of payment to protect our policy owners.

We may also defer making a payment or transfer from a Fixed Account Option for up to six months from the date we receive the written request. However, we will not defer payment of a partial surrender or policy loan requested to pay a premium due on a Penn Mutual Policy. If a payment from a Fixed Account Option is deferred for 30 days or more, it will bear interest at a rate of 3.00% per year compounded annually while it is deferred.

We may also delay paying any surrender, partial surrender, loan, or other benefit if your premium or loan repayment check has not cleared your bank.

How Does Penn Mutual Communicate With Me?

At least once each year we will send a report to you showing your current policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy. In addition, when you pay premiums, or if you borrow money under your Policy, transfer amounts among the Variable Investment Options and Fixed Account Options or make partial surrenders, we will send a written confirmation to you. Information on Dollar Cost Averaging, Automatic Asset Rebalancing, and pre-authorized check payments will be confirmed on a quarterly statement.

Once each year, you will also receive notices when the annual and semi-annual shareholder reports are available for each Fund underlying a Variable Investment Option to which you have allocated your policy value, and information on how to obtain those reports, as required by the 1940 Act. (You can request that paper copies of these reports be sent to you, but otherwise they will be available electronically).

Do I Have the Right to Cancel the Policy?

You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the free look period. To cancel your Policy, simply deliver or mail the Policy to our office or to the financial professional who delivered the Policy to you.

In most states, you will receive a refund of your policy value as of the date of cancellation, plus the premium charge and the monthly deductions, and minus any loans and accrued loan interest. The date of cancellation will be the date we receive the Policy.

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In some states, you will receive a refund of any premiums you have paid. In these states your policy value will be allocated to the Penn Series Money Market Subaccount during the free look period. At the end of the period, the policy value will be transferred to the Variable Investment Options and Fixed Income Option you have chosen.

THE PENN MUTUAL LIFE INSURANCE COMPANY

The Penn Mutual Life Insurance Company is a Pennsylvania mutual life insurance company, chartered in 1847. We are licensed to sell life insurance and annuities in the District of Columbia and all states except New York, and are located at 600 Dresher Road, Horsham, Pennsylvania 19044. Our mailing address is The Penn Mutual Life Insurance Company, PO Box 178, Philadelphia, Pennsylvania 19105.

We issue and are liable for all benefits and payments under the Policy.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

We established Penn Mutual Variable Life Account I (the “Separate Account”) as a separate investment account under Pennsylvania law on January 27, 1987. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

Net premiums received under the Policy and under other variable life insurance policies are allocated to the Variable Investment Options for investment in the Funds. They are allocated in accordance with instructions from policy owners.

Income, gains and losses, realized or unrealized, in a subaccount (a Variable Investment Option) are credited or charged against that Variable Investment Option without regard to any other income, gains or losses of Penn Mutual. Assets equal to the reserves and other contract liabilities with respect to the investments held in each Variable Investment Option are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits under the Policies.

We reserve the right to add, combine or remove any Variable Investment Options or underlying Funds when permitted by law. We retain the right, subject to any applicable law, to make substitutions with respect to the underlying Funds of the Variable Investment Options. If investment in shares of a Fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Policies, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund. No substitution may take place without notice to owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by applicable law.

In the event of a Fund merger, any future premium payments will be allocated to the successor or acquiring Fund. In the event of the liquidation of a Fund, you will be required to provide a new allocation to one of the available Variable Investment Options for future premium payments.

THE FUNDS

The assets of each Fund are separate from the others and each such Fund has different investment objectives and policies. As a result, each Fund operates as a separate investment fund and the investment performance of one Fund has no effect on the investment performance of any other Fund. You can make or lose money in any of the Variable Investment Options. The Funds described in this prospectus are different from funds that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same. The Fund’s prospectus should be read carefully before any decision is made concerning the allocation of net premium payments and policy value to a Variable Investment Option corresponding to a particular Fund.

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We offer no assurance that any of the Funds will attain their respective stated investment objectives.

Specific information regarding each Fund, including (1) its name, (2) its fund type (e.g., bond fund, large cap value, small cap growth, specialty, money market fund, etc.); (3) its investment adviser and any sub-adviser; (4) current expenses; and (5) investment performance, is available in Appendix A to this Prospectus. For more information about each of these Funds, please read the Fund prospectuses. You should also read a Fund’s prospectus carefully before making any decision about allocating premium payments or a portion of your policy value to a Variable Investment Option corresponding to a particular Fund. Please contact us at 1-800-523-0650, or contact your financial professional, if you would like to obtain any of the underlying Fund prospectuses (in either paper or electronic format).

The Funds’ shares may be available to certain other separate accounts we use to fund variable life insurance contracts offered by the Company. This is called “mixed funding.” The Funds’ shares may also be available to separate accounts of insurance companies that are not affiliated with the Company and, in certain instances, to tax-qualified policies. This is called “shared funding.” Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. In the event of a material conflict, we could be required to withdraw your policy value from a Fund. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

Penn Mutual Asset Management, LLC (“PMAM”), a wholly owned subsidiary of the Company, serves as the investment adviser of the Penn Series Funds, Inc. For some Funds, PMAM has entered into sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out investment decisions for the Funds. As such, among other responsibilities, PMAM oversees the activities of the sub-advisers with respect to the Funds and is responsible for retaining or discontinuing the services of those sub-advisers.

We do not provide investment advice to Policy Owners and do not recommend or endorse any particular Fund. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your Policy resulting from the performance of the Funds you have chosen. You should consult with your financial professional to determine which combination of Investment Options is most appropriate for you, and periodically review your choices.

Certain Funds, generally referred to as “funds of funds,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both fund levels, which would reduce your investment return.

Investment selections should be based on a thorough investigation of all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund.

VOTING SHARES OF THE INVESTMENT FUNDS

You have the right to tell us how to vote proxies for the Fund shares to which your policy value is allocated. If the law changes and permits us to vote the Fund shares, we may do so.

If you are a policy owner, we determine the number of full and fractional Fund shares that you may vote by dividing the portion of the owner’s policy value allocated to the Variable Investment Option by the net asset value of one share of the applicable Fund. Fractional votes will be counted. We may change these procedures whenever we are required or permitted to do so by law.

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Penn Mutual will vote the shares held in the Variable Investment Options in accordance with voting instructions received from policy owners and other persons entitled to provide voting instructions. Fund shares for which policy owners and other persons entitled to vote have not provided voting instructions and shares owned by Penn Mutual in its general and unregistered separate accounts will be voted in proportion to the shares for which voting instructions have been received. Under state insurance law and federal regulations, there are certain circumstances under which Penn Mutual may vote other than as instructed by policy owners and other persons entitled to vote. In such cases, the policy owners and such other persons entitled to vote will be advised of that action in the next Fund shareholder report. The effect of this proportional voting is that a small number of policy owners may be able to determine the outcome of a vote.

OTHER INFORMATION

Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including escheatment of annuity, life, and other insurance policies) under various circumstances. In addition to the state unclaimed property law, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment it is important that you keep your policy and other information on file with us up to date, including the names, contact and identifying information for owners, insureds, annuitants, beneficiaries and other payees.

Anti-Money Laundering and Counter-Terrorism

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to take action, including, but not limited to, rejecting a premium payment and/or “freezing” an owner’s account. If these laws apply in a particular situation, we would not be allowed to pay any request for surrenders (either full or partial) pay death benefits, make transfers, or continue making payments. We may also be required to provide information about you and your Policy to government agencies or departments.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on the principal underwriter’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

DISTRIBUTION ARRANGEMENTS

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, LLC (“HTK”) to act as principal underwriter for the distribution and sale of the Policies. HTK is affiliated with Penn Mutual and is located at 600 Dresher Road, suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Policies through its financial professionals. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their financial professionals. HTK is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose financial professionals are authorized by state insurance and securities departments to solicit applications for the Policies. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as

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premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Financial professionals may be paid commissions on a Policy they sell based on premiums paid in amounts up to 53.50% of first year premiums of sales, 3.00% on premiums paid during the second through fifteenth policy years, and 1.20% on premiums paid after the first fifteen policy years. In lieu of the renewal commissions just described, financial professionals can opt to receive 1.00% of premiums paid during the second through tenth policy years, 0.00% of the premiums paid after the first ten policy years, and an asset-based commission equivalent to an annualized rate of 0.10% of net policy value during the second through tenth policy years, and 0.25% of net policy value after the first ten policy years.

In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Financial professionals may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to financial professionals of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial professional may serve you better, this additional compensation may provide Penn Mutual access to marketing benefits such as website placement, access to financial professional lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the financial professional market the Policies.

Finally, within certain limits imposed by FINRA, financial professionals who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK financial professionals are also financial professionals of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this Policy rather than other investment options.

Individual financial professionals typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Policy, depending on the agreement between the financial professional and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial professional how he/she will be compensated for the transaction.

FINANCIAL STATEMENTS

The statutory financial statements of Penn Mutual and the financial statements of the Separate Account appear in the statement of additional information, which may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI Request, PO Box 178, Philadelphia, Pennsylvania, 19105. Or you can call toll- free at 1-800-523-0650. The statutory financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policies.

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APPENDIX A

Funds Available Under the Policy

The following is a list of Funds available under the policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://www.pennmutual.com/for-individuals-and-businesses/performance-and-rates/prospectuses. You can also request this information at no cost by calling 1-800-523-0650 or sending an email request to FundOperations@pennmutual.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Depending on the optional benefits you choose, you may not be able to invest in certain Funds.

Type	Fund and Adviser/Subadviser (as applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year		5 Year	10 Year
Money Market	Money Market Fund Penn Mutual Asset Management, LLC (“PMAM”)	0.58%	0.01%		0.48%	0.25%
Fixed Income	Limited Maturity Bond Fund PMAM	0.69%	0.38%		2.39%	1.60%
Fixed Income	Quality Bond Fund PMAM	0.66%	(0.69%	)	4.21	3.08
Fixed Income	High Yield Bond Fund PMAM	0.72%	5.12%		6.54%	6.80%
Asset Allocation	Flexibly Managed Fund PMAM/ T. Rowe Price Associates, Inc.	0.87%	18.29%		14.93	13.61%
Asset Allocation	Balanced Fund PMAM	0.65%	15.77%		12.40%	10.72%
Equity	Large Growth Stock Fund PMAM/T. Rowe Price Associates, Inc.	0.93%	16.44%		22.28%	18.52%
Equity	Large Cap Growth Fund PMAM/Massachusetts Financial Services Company	0.85%	25.85%		22.63%	16.05%
Equity	Large Core Growth Fund PMAM/Morgan Stanley Investment Management, Inc.	0.84%	(3.94%	)	24.12%	17.87%
Equity	Large Cap Value Fund PMAM/AllianceBernstein, L.P.	0.91%	27.88%		11.32%	11.85%
Equity	Large Core Value Fund PMAM/Eaton Vance Management	0.92%	24.46%		12.26%	12.45%
Equity	Index 500 Fund PMAM/SSGA Funds Management, Inc.	0.34%	28.29%		18.15%	16.18%
Equity	Mid Cap Growth Fund PMAM/Delaware Investments Fund Advisers	0.98%	16.66%		25.11%	17.18%

A-1

Type	Fund and Adviser/Subadviser (as applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1 Year		5 Year	10 Year
Equity	Mid Cap Value Fund PMAM/Janus Henderson Investors US LLC	0.82%	19.27%		4.05%	8.90%
Equity	Mid Core Value Fund PMAM/American Century Investment Management, Inc.	1.00%	23.13%		9.33%	12.51%
Equity	SMID Cap Growth Fund PMAM/Goldman Sachs Asset Management, L.P.	1.02%	7.73%		22.23%	16.82%
Equity	SMID Cap Value Fund PMAM/ AllianceBernstein L.P.	1.15%	35.58%		9.59%	12.84%
Equity	Small Cap Growth Fund PMAM/Janus Henderson Investors US LLC	0.99%	8.70%		16.99%	14.13%
Equity	Small Cap Value Fund PMAM/Goldman Sachs Asset Management, L.P.	0.98%	26.67%		9.04%	12.14%
Equity	Small Cap Index Fund PMAM/SSGA Funds Management, Inc.	0.70%	14.35%		11.37%	12.52%
Equity	Developed International Index Fund PMAM/SSGA Funds Management, Inc.	0.85%	10.54%		9.06%	7.45%
Equity	International Equity Fund PMAM/Vontobel Asset Management, Inc.	1.03%	12.23%		13.76%	9.48%
Equity	Emerging Markets Equity Fund PMAM/Vontobel Asset Management, Inc.	1.25%	(5.69%	)	6.62%	3.86%
Equity	Real Estate Securities Fund PMAM/Cohen & Steers Capital Management, Inc.	0.95%	42.70%		13.49%	12.53%
Asset Allocation	Aggressive Allocation Fund PMAM	1.18%	16.42%		11.23%	10.53%
Asset Allocation	Moderately Aggressive Allocation Fund PMAM	1.12%	15.33%		10.74%	9.80%
Asset Allocation	Moderate Allocation Fund PMAM	1.08%	11.32%		9.24%	8.26%
Asset Allocation	Moderately Conservative Allocation Fund PMAM	1.06%	8.58%		7.41%	6.52%
Asset Allocation	Conservative Allocation Fund PMAM	1.03%	4.52%		5.41%	4.54%

A-2

APPENDIX B

Fixed Account Options

Premium payments allocated and policy value transferred to the Fixed Account Options become part of Penn Mutual’s general account. Interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 and 1940 Acts. Disclosures regarding the indexed accounts, however, are subject generally to applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in the Prospectus.

Penn Mutual believes that the Indexed Fixed Accounts are in substantial compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Indexed Fixed Accounts qualify for an exemption from registration under the federal securities laws because, as a Penn Mutual general account option, the value does not vary according to the performance of a separate account. In addition, the products in which the Indexed Fixed Accounts are offered satisfy standard nonforfeiture laws applicable to life insurance. Accordingly, Penn Mutual has a reasonable basis for concluding that the indexed interest options provide sufficient guarantees of principal and interest through Penn Mutual’s general account to qualify under Section 3(a)(8) of the Securities Act of 1933.

The Policy allows you to allocate your policy value to two fixed interest accounts. As described in the relevant sections of the prospectus, policy value allocated to the Fixed Account Options, including the Indexed Fixed Account, in most respects is treated in the same manner as policy value allocated to the Variable Investment Options.

Amounts that you allocate to the Traditional Fixed Account will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 2.00%. Amounts intended to be allocated to the Indexed Fixed Account on dates other than a monthly policy anniversary will be allocated to a Holding Fixed Account which will earn interest at a rate that we declare from time to time. We guarantee that this rate will be at least 2.00%. On the subsequent monthly anniversary after the allocation to the Holding Fixed Account, amounts in this account will be allocated to the Indexed Fixed Account.

You may also allocate premium payments and policy value to the Indexed Fixed Account. The Indexed Fixed Account is comprised of a variety of different Segments, of five years in duration, containing Index Interest Credit Periods in which Index Credits are earned using a crediting strategy that is based on the change in value of the S&P 500 Index. Each Segment is subject to a guaranteed minimum interest rate it will earn, a cap (maximum) percentage on the interest it can earn, and a guaranteed participation rate. In addition, each Index Interest Credit Period within a Segment is subject to a guaranteed minimum interest rate. The cap is the highest percentage which will be credited for a one-year period even if the change in value of the S&P 500 Index is higher. The cap is subject to change at the Company’s discretion, but the guaranteed cap percentage cannot be lower than 4.00%. The guaranteed participation rate is 100%. For an Index Interest Credit Period, the guaranteed minimum interest rate is 0.00% (1.00% for PA) on an annual basis.

For a Segment, there is also a 2.00% cumulative guaranteed minimum annual interest rate over a five-year period. As discussed below, the applicability of this guarantee to a Segment is only determined at the end of the Segment. Accordingly, if there is a full or partial surrender from a Segment during its five year duration, the 2.00% guarantee will not result in any additional amounts being credited to your policy value.

Segments can be funded by premium payments, transfers from Variable Investment Options or the Traditional Fixed Account, or amounts retained from prior Segments due to a Segment Maturity. Segments are created on Segment Dates, which are monthly policy anniversaries.

Amounts intended for the Indexed Fixed Account can only be allocated into this account on a monthly policy anniversary. For premiums that are intended for allocation into the Indexed Fixed Account and are paid on a date other than a monthly policy anniversary, such premiums will be placed into the Holding

B-1

Fixed Account, where interest will be credited until the next monthly policy anniversary. On the subsequent monthly policy anniversary following the allocation into the Holding Fixed Account, the amounts in this account will be automatically transferred into the Indexed Fixed Account.

When amounts are allocated to the Indexed Fixed Account, a Segment is created for that allocation with a Segment Duration equal to 5 years. During the Policy’s Segment Duration, Index Interest Credit Periods equal to 1 year in length are established to track the one-year performance of the S&P 500 Index in order to determine the amount of interest credited to the account.

The index performance is equal to the growth in the S&P 500 Index (without dividends) during the Index Interest Credit Period multiplied by the participation percentage (guaranteed to be, 100%) with a floor equal to the minimum interest rate within an Index Interest Credit Period (0.00% for all states except PA and 1.00% for PA) and a ceiling at the cap percentage. At the end of each one-year Index Interest Credit Period, an Index Credit is calculated and applied to the policy value in-force at that time. There will be five one-year Index Interest Credit Periods within a Segment, unless the Segment commences less than 5 years prior to the Policy’s maturity date. For Segments whose duration is less than 5 years, Index Credits will be calculated and applied in the same manner.

The five-year minimum guarantee will be applied to a Segment as follows. We will calculate the policy value for your policy using the premiums and deductions allocated to the Segment assuming an interest rate of 2.00%. The Index Credit will be a dollar amount calculated annually and equal to the amount of interest calculated during the one-year Index Interest Credit Period, multiplied by the ratio of the index performance during the one-year period over the stipulated interest rate of 2.00%. At the end of each five-year Segment (or shorter periods if the Segment commences less than 5 years prior to the Policy’s maturity date), we will calculate the cumulative interest earned in that Segment using a 2.00% effective annual rate over the Segment Duration. If the cumulative Index Credits applied over the Segment are less than the minimum cumulative interest using a 2.00% effective annual rate, we will apply the difference to the policy value in-force at the end of the Segment Duration.

Below is an example of how the Index Credit works in conjunction with the cumulative five-year minimum interest rate guarantee.

Percentage Example for all states except PA:

	Year 1	Year 2	Year 3	Year 4	Year 5	Total Growth Over 5 Year Segment
Index Performance	1.00%	-10.00%	4.00%	-10.00%	3.00%	-12.37%
Growth Cap	10.00%	9.50%	9.50%	10.00%	10.00%
Growth Floor	0.00%	0.00%	0.00%	0.00%	0.00%
Stipulated Interest Calc.	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Index Credits	1.00%	0.00%	4.00%	0.00%	3.00%	8.19%
Cumulative Guarantee Int.	2.00%	2.00%	2.00%	2.00%	2.00%	10.41%

Dollar Example for all states except PA: (Initial Segment Value = $1,000):

	Year 1	Year 2	Year 3	Year 4	Year 5	Total Growth Over 5 Year Segment
Index Performance	10.00	-101.00	36.36	-94.54	25.52	-$123.65
Growth Cap	100.00	95.95	95.95	105.04	105.04
Growth Floor	0.00	0.00	0.00	0.00	0.00
Stipulated Interest Calc.	20.00	20.20	20.20	21.01	21.01
Annual Index Credits	10.00	0.00	40.40	0.00	31.51	$81.91
Cumulative Guarantee Int.	20.00	20.40	20.81	21.22	21.65	$104.08
Additional Credit in dollars due to Five-Year Cumulative Guarantee						$22.17

B-2

Percentage Example for PA:

	Year 1	Year 2	Year 3	Year 4	Year 5	Total Growth Over 5 Year Segment
Index Performance	1.00%	-10.00%	4.00%	-10.00%	3.00%	-12.37%
Growth Cap	10.00%	9.50%	9.50%	10.00%	10.00%
Growth Floor	1.00%	1.00%	1.00%	1.00%	1.00%
Credited Interest Monthly	1.00%	1.00%	1.00%	1.00%	1.00%	5.10%
Additional Annual Index Credits	0.00%	0.00%	3.00%	0.00%	2.00%	5.06%
Total Credited Interest	1.00%	1.00%	4.00%	1.00%	3.00%	10.37%
Cumulative Guarantee Int.	2.00%	2.00%	2.00%	2.00%	2.00%	10.41%

Dollar Example for PA (Initial Segment Value = $1,000):

	Year 1	Year 2	Year 3	Year 4	Year 5	Total Growth Over 5 Year Segment
Index Performance	10.00	-101.00	36.36	-94.54	25.52	-$123.65
Growth Cap	100.00	95.95	95.95	106.09	107.15
Growth Floor	10.00	10.10	10.20	10.61	10.72
Credited Interest Monthly	10.00	10.10	10.20	10.61	10.72	$51.63
Additional Annual Index Credits	0.00	0.00	30.60	0.00	21.43	$52.03
Total Credited Interest	10.00	10.10	40.80	10.61	32.15	$103.66
Cumulative Guarantee Int.	20.00	20.40	20.81	21.22	21.65	$104.08
Additional Credit in dollars due to Five-Year Cumulative Guarantee						$0.42

If the S&P 500 Index is no longer available or it is not practically feasible to use it or we decide to credit interest based on other indices, we reserve the right to add, change or substitute indices but will notify you in advance, before making such a change. A replacement index for the S&P 500 will be an index consisting of large publicly traded companies operating globally in diverse industries. If the S&P 500 is replaced, Index Credits will be calculated as though the replacement index has been in place since the Segment commenced. We also reserve the right to add or modify interest crediting methods. We will notify you in advance of any change. Any change will not affect the interest crediting method applicable to an existing Segment unless required by state law.

The manner in which the interest earnings are calculated on policy value allocated to the Indexed Fixed Account is very different from the manner in which appreciation or depreciation is calculated on policy value which is allocated to the Variable Investment Option which invests in shares of the Index 500 Fund. Policy values allocated to the Index 500 Fund Subaccount are valued daily based on the net asset value of the Index 500 Fund. The change in the Fund’s net asset value is fully reflected in the performance of the Index 500 Fund Subaccount. The Company does not guarantee any minimum level of performance for the Subaccount nor does it set a cap on the performance of the Subaccount. The owner of the Policy bears all of the investment risk of allocating policy value into the Index 500 Fund Subaccount.

In contrast, the Indexed Fixed Account is part of the Company’s general account. Subject to applicable law and regulation, investment of general account assets is at the sole discretion of the Company. The crediting strategy of the Indexed Fixed Account is linked to the performance of the S&P 500 Index (without dividends). It is a one-year point-to-point crediting strategy that will credit interest based on the one-year performance of the S&P 500 (without dividends) between two points in time, with an annual floor, a five-year cumulative floor, and a performance cap, as described above in detail.

As long as you do not have a Traditional Loan outstanding, you may take an Indexed Loan in policy years two and later. An Indexed Loan is not available in New York. You may borrow up to 95% of your cash surrender value and the minimum amount you may borrow is $250.00.

B-3

For the Indexed Loan option, loans are only permitted from policy value allocated to the Indexed Fixed Account. Any policy value in the Variable Investment Options, the Traditional Fixed Account, or the Holding Fixed Account cannot be loaned under the Indexed Loan option until sufficient value from these accounts are transferred into a Segment of the Indexed Fixed Account on the next subsequent monthly policy anniversary. Interest on Indexed Loans will be charged at a rate of 6.00% and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. The collateral under the Indexed Loan option remains in the Segment of the Indexed Fixed Account and is credited interest in the same manner as the un-loaned portion of the Segment of the Indexed Fixed Account. The credited interest rate during any one Index Interest Credit Period will be between 0.00% (1.00% in PA) and the cap on the Indexed Fixed Account crediting rate for a particular year, which the Company sets in advance at a rate no less than 4.00%. You might choose an Indexed Loan if you prefer that the collateral for your loan earn interest at a rate based on the performance of the S&P 500, with a minimum rate guaranteed if held for the full Segment Duration, instead of the fixed rate earned on the collateral held for a Traditional Loan.

The interest credited on the collateral for an Indexed Loan at the end of a Segment will be no less than the cumulative guarantee of 2.00% annually, with any difference between the Indexed Credits earned during the Segment and the 2.00% cumulative guaranteed interest applied to the Segment at the end of the Segment.

You may repay all or part of a loan at any time. Upon repayment of an Indexed Loan, the loaned value is re-characterized as un-loaned value and remains in the Indexed Fixed Account.

B-4

The Statement of Additional Information (“SAI”) contains additional information about the Diversified Growth Variable Universal Life Insurance Policy, including financial statements of The Penn Mutual Life Insurance Company, and additional information on Penn Mutual, the Separate Account and the Policy. The SAI is available without charge upon request from The Penn Mutual Life Insurance Company, Attn: SAI Request, PO Box 178, Philadelphia, Pennsylvania, 19105. Or you can call us toll-free at 1-800-523-0650 or visit our website at www.pennmutual.com. The SAI is incorporated by reference into this prospectus and, therefore, legally forms a part of this Prospectus.

Reports and other information about Penn Mutual Variable Life Account I, including the SAI, may be obtained from the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information also may be obtained, after paying a duplicating fee, by emailing the SEC at publicinfo@sec.gov.

The SEC EDGAR Contract Identifier for the Diversified Growth VUL Policy is C000066187

About The Penn Mutual Life Insurance Company Penn Mutual helps people become stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC. Visit Penn Mutual at www.pennmutual.com.    © 2021 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172, www.pennmutual.com PM8700 05/21

Prospectus Penn Mutual Variable Life Account I Diversified Advantage Variable Universal Life    May 1, 2021

PROSPECTUS

FOR

DIVERSIFIED ADVANTAGE VUL

a flexible premium adjustable variable life insurance policy with index-linked options issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

of

The Penn Mutual Life Insurance Company

PO Box 178, Philadelphia, Pennsylvania 19105

800-523-0650

May 1, 2022

This prospectus describes the Diversified Advantage Variable Universal Life Insurance policy (the “Policy”), an individual, flexible premium adjustable variable universal life insurance policy issued by The Penn Mutual Life Insurance Company (the “Company”). The Policy provides life insurance and a cash surrender value that varies with the investment performance of one or more of the mutual funds that you select. The available funds are listed in Appendix A to this prospectus. The Policy also provides options in the Fixed Account in which amounts may be held to accumulate interest (including interest based on index credits). The life insurance (or death benefit) provided under the Policy will never be less than the amount specified in the Policy. The Policy described in this Prospectus is not available in New York.

Right to Cancel. If you are a new purchaser of a policy, you may cancel your policy within 10 days of receiving it without paying fees or penalties. In some states, this “Free Look” or cancellation period may be longer. If you cancel your Policy, in most states you will receive your policy value, plus any premium charge and monthly deductions (minus any loans and accrued loan interest). In some states, you will receive a full refund of the amount of any premiums you have paid. You should review this prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved of this security or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense. Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

Policies have risks including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.

GUIDE TO READING THIS PROSPECTUS (TABLE OF CONTENTS)

This prospectus contains information that you should know before you buy the Diversified Advantage Variable Universal Life Insurance policy (the “Policy” or “Diversified Advantage VUL”) described in this prospectus or exercise any of your rights under the Policy. The purpose of this prospectus is to provide information on the essential features and provisions of the Policy and the investment options available under the Policy. When you receive your Policy, read it carefully for more information about your rights and obligations under the Policy.

The prospectus is arranged as follows:

•	Pages 5 to 8 provide a table summarizing key information about the Policy.

•	Pages 9 to 12 provide an overview of important features and benefits and other information.

•	Pages 13 to 22 include tables showing fees and charges under the Policy.

•	Pages 23 to 26 summarize the principal risks of investing in the Policy.

•	Pages 27 to 67 provide additional, more detailed information about the Policy, in question and answer format.

•

Pages 67 to 71 provide information about The Penn Mutual Life Insurance Company (“Penn Mutual,” or the “Company”), the Penn Mutual Variable Life Account I (the “Separate Account”) and the underlying variable investment options (“Variable Investment Options”).

•

Appendix A at the end of this prospectus lists the mutual funds that are available in the Variable Investment Options (the “Funds”), including information regarding their expenses and past investment performance.

•	Appendix B at the end of this prospectus describes the fixed account investment options (the “Fixed Account Options and Indexed Loans”) available under the Policy.

**********

The prospectuses of the available Funds contain important information that you should know about the investments that may be made under the Policy. You should read the fund prospectuses carefully before you invest. You can obtain the fund prospectuses by calling 1-800-523-0650 or by sending an email request to FundOperations@pennmutual.com.

This prospectus (and the life insurance policy) is not considered an offering in any jurisdiction where such offering may not be lawfully made. We do not authorize any information or representations regarding the offering described in this prospectus and the Statement of Additional Information (“SAI”) other than as contained in these materials or any supplements to them, or in any other sales material we authorize.

2

DEFINITIONS

More detailed information concerning the terms defined below is in the appropriate sections of the Prospectus.

Cash Surrender Value:  The policy value, less any surrender charges that may apply.

Company:  The Penn Mutual Life Insurance Company. Also referred to as “We,” “our,” and “us, “or “Penn Mutual.”

Fixed Accounts.  In addition to the Variable Investment Options described herein, the Policy allows you to allocate your policy value to both traditional and indexed Fixed Account Options which are described in Appendix B. These are all part of the Company’s general account assets. These are the Fixed Account Options.

Funds:  The mutual funds that are available for investment through the Variable Investment Options of the Separate Account.

General Account:  All of our general assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. These assets are subject to the claims of our general creditors.

Investment Options:  Policy investment options that consist of the Variable Investment Options and the Fixed Account Options.

Monthly Deduction:  The charges we deduct from your policy value each month, including the Cost of Insurance Charge, Per Policy Expense Charge, the Expense Charge per Thousand of Specified Amount, the Mortality and Expense Risk Asset Charge, and any applicable Optional Supplemental Rider Charges.

Net Amount at Risk:  The difference between the death benefit and the policy value.

Net Cash Surrender Value:  The policy value, less any surrender charges that may apply, less any outstanding loans and accrued loan interest. This is the amount we will pay you if you surrender your policy.

Net Policy Value:  The policy value, less any Policy Debt.

Net Premium:  The balance of a premium payment after deduction of the percent of premium charge.

Policy Debt:  Any outstanding policy loans plus any loan interest due or accrued.

Policy Specifications Page:  The Policy Specifications Page contains your policy’s individual specifications.

Policy Value:  The total value of your policy, which is the sum of the values in the Variable Investment Options and the Fixed Account Options and the policy loan account. At any time, your policy value is equal to: the net premiums you have paid (your premiums less the percent of premium charges); plus or minus the investment results in the part of your policy value (if any) allocated to the Variable Investment Options; plus interest credited to the part of your policy value (if any) allocated to the Fixed Account Options; minus policy charges we deduct; and minus partial withdrawals you have made. Policy loans may also affect your policy value.

3

Separate Account:  Penn Mutual Variable Life Account I of The Penn Mutual Life Insurance Company, a segregated asset account of the Company. The Separate Account is divided into subaccounts that correspond to the Variable Investment Options. Each subaccount corresponds to, and invests exclusively in, a particular Fund.

Specified Amount:  The dollar amount of life insurance under the Policy as selected by the policy owner. It equals the initial specified amount shown on the Policy Specifications Page, plus any increases and minus any decreases made to the initial specified amount.

Variable Investment Options.  The subaccounts of the Separate Account, each of which invests exclusively in a specified Fund.

We (Our, Us):  The Penn Mutual Life Insurance Company (the “Company”).

You, Your:  The policy owner, who can make decisions regarding allocation of net premiums, transfers, withdrawals, surrender, borrowing money, naming beneficiary(ies), electing riders, and other matters (all within the policy limits).

4

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE DIVERSIFIED ADVANTAGE VARIABLE UNIVERSAL LIFE INSURANCE POLICY

FEES AND EXPENSES

Charges for Early Withdrawals

If you fully surrender your Policy within the first 9 years following your purchase of the policy or within the first 9 years following an increase in the Specified Amount or upon a decrease in the Specified Amount within the first 5 years following your purchase of the policy, you may be assessed a surrender charge equal to the maximum surrender charge premium multiplied by the appropriate surrender factor. The surrender charge premium is a maximum of $42.00 per $1000 of the Specified Amount. The surrender factor is equal to 1.00 in the first year of coverage and grades to 0.34 in the 9th year.

For example, if you were to surrender your Policy during the first year after your Policy purchase (and your total premiums paid were $100,000 and your Specified Amount is $500,000), then you could be assessed a surrender charge of up to $21,000.

For more detailed information, see Table of Fees and Expenses; What Are the Fees and Charges Under the Policy?

Transaction Charges

In addition to the surrender charge for Policy surrenders, you may be charged for other transactions. These include a Percent of Premium Charge (deducted from each premium) and a partial withdrawal processing fee. A surrender charge will also be deducted if you increase the Specified Amount of the life insurance death benefit and fully surrender your policy within 9 years of such increase.

We reserve the right to impose transfer charges (when you transfer policy value between investment options), but we currently do not impose these charges. We may also impose charges if you exercise certain rider benefits.

For more detailed information, see Table of Fees and Expenses; What Are the Fees and Charges Under the Policy?

Ongoing Fees and Expenses

In addition to surrender charges and transaction charges, an investment in the Policy is subject to certain ongoing fees and expenses (usually deducted on a monthly basis).

Some of these charges, such as the monthly Cost of Insurance Charge, the monthly Expense Charge per Thousand of Specified Amount, and certain rider charges (for supplemental benefits), are set based on individual characteristics of the insured (e.g., age, sex, and rating classification).

Other ongoing charges include the monthly Mortality and Expense Risk Charges, loan interest, Administrative Charge and certain other rider charges. Please refer to the Policy Specifications Page for rates and the specific fees applicable to your Policy.

Investors will also bear expenses associated with the Funds, as shown in the following table, which shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2021.

	Funds’ Total Annual Operating Expenses (expenses that are deducted from Fund assets)
	Annual Fee	Minimum	Maximum

	Variable Investment Options (Fund fees and expenses)	0.34%	1.25%

	For more detailed information, see Table of Fees and Expenses; What Are the Fees and Charges Under the Policy?

5

RISKS

Risk of Loss

You can lose money by investing in this Policy, including loss of your premiums (principal).

For more detailed information, see Summary of Principal Risks of Investing in the Policy; What is the Value of My Policy?

Not a Short-Term Investment

This Policy is not designed for short- term investing and is not appropriate for an investor who needs ready access to cash.

The Policy is designed to provide a life insurance benefit or to help meet other long- term financial objectives. Substantial fees, expenses, and tax implications generally make variable life insurance unsuitable as a short-term savings vehicle. Additionally, the Policy limits your ability to withdraw a portion of the policy value (also called cash value) through partial withdrawals or loans; you cannot access more than your net cash surrender value (the policy value less the surrender charge and less any outstanding policy loan).

For more detailed information, see Summary of Principal Risks of Investing in the Policy.

Risks Associated with Investment Options

•   An investment in this Policy is subject to the risk of poor investment performance of the Funds you choose, and the value of an investment can vary depending on the performance of the Funds.

•   Each investment option (the Funds and the Fixed Account Options) has its own unique risks. The performance of the Funds will vary, and some are riskier than others.

•   A discussion of the risks of allocating your premiums or policy value to one or more Funds can be found in the prospectuses for the Funds. You should review the prospectuses for the Funds before making an investment decision.

•   Premiums and policy value allocated to the Fixed Account Option may be kept there for an extended period of time due to restrictions on transfers out of the Fixed Account Option.

For more detailed information, see Summary of Principal Risks of Investing in the Policy; Appendix A — Funds Available Under the Policy; Appendix B — Fixed Account Options and Indexed Loans.

Insurance Company Risks

An investment in the Policy is subject to the risks related to The Penn Mutual Life Insurance Company (the Company), including:

•   Any obligations, guarantees, and benefits of the Policy (including the Fixed Account Options), are subject to the claims-paying ability and financial strength of the Company.

•   There are risks relating to the Company’s administration of the Policy, including cybersecurity and infectious disease outbreak risks.

•   If the Company experiences financial distress, it may not be able to meet its obligations to you.

•   More information about the Company, including its financial strength ratings, is available upon request from the Company at 1-800-523-0650.

For more detailed information, see The Penn Mutual Life Insurance Company; Financial Statements; Summary of Principal Risks of Investing in the Policy– Insurance Company Risks; Other Information.

6

Policy Lapse

If the total premiums you have paid, less any partial withdrawals you made, equal or exceed the no-lapse premium specified in your Policy, multiplied by the number of months the Policy has been in force, your Policy will remain in force, regardless of investment performance for a specified period. The specified period is the shorter of 20 years, or the time until the policy anniversary nearest the Insured’s attained age 80. However, in no case will the specified period be less than 5 years. Outstanding loans will nullify the no-lapse guarantee if the loans equal or exceed the cash surrender value. The no-lapse premium will generally be less than the monthly equivalent of the planned premium you specified. When a Policy lapses, it has no value, and no benefits are paid upon the death of the insured. You will also lose the principal invested.

•   A Policy can lapse if the net cash surrender value is insufficient to pay the Policy charges. This can happen due to insufficient premium payments, poor investment performance, withdrawals, unpaid loans or loan interest, and Policy charges (including increases in those charges).

•   The larger a Policy loan becomes relative to the policy’s cash surrender value, the greater the risk that the Policy’s net cash surrender value will not be sufficient to support the Policy’s charges, including any loan interest due, and the greater the risk of the Policy lapsing.

•   A Policy lapse may have tax consequences.

For more detailed information, see Summary of Principal Risks of Investing in the Policy; What Payments Must I Make Under the Policy? — Lapse and Reinstatement.

RESTRICTIONS

Investments

You can allocate your net premiums to the Variable Investment Options (that invest in the Funds) and the Fixed Account Options.

•   The minimum amount that you can transfer generally is $25.

•   The maximum amount that you can transfer out of the Traditional Fixed Account in any Policy Year is the greatest of (a) 25% of the amount in the Traditional Fixed Account at the previous Policy anniversary, (b) $5,000, or (c) the total amount transferred out of that account in the previous policy year.

•   The Company reserves the right to remove or substitute any of the Funds as investment options that are available under the policy.

•   In addition, we may limit your ability to make transfers involving the Variable Investment Options if a transfer may disadvantage or potentially harm or hurt the rights or interests of other policy owners.

•   We will also reject or reverse a transfer request if for any reason any of the Funds do not accept the purchase of its shares.

For more detailed information, see How Are Amounts Credited to the Separate Account?; How Can I Change the Policy’s Investment Allocations?

Optional Benefits

•   We offer several optional benefits in the form of a rider to the Policy. Various optional benefits are available and some have an additional charge. Not all riders are available in every state and some riders may only be added when you apply for your Policy.

•   We may stop offering an optional benefit at any time.

For more detailed information, see What Are the Supplemental Riders And Benefits That Are Available?

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TAXES

Tax Implications

Consult with a tax professional to determine the tax implications of an investment in and payments received under this Policy.

•   If you purchase the Policy through a tax-qualified plan or individual retirement account (IRA), you do not get any additional tax benefit.

•   Earnings on your Policy (if any) are taxed when you withdraw them (or if a Policy loan is not repaid), at ordinary income tax rates, and may be subject to a tax penalty before age 59 1/2.

For more detailed information, see Summary of Principal Risks of Investing in the Policy — Tax Risks; How Is the Policy Treated Under Federal Income Tax Law?

CONFLICTS OF INTEREST

Financial Professionals Compensation

Your financial professional may receive compensation for selling this Policy to you, in the form of commissions, asset-based compensation, allowances for expenses, and other compensation programs, and the Company may share the revenue it earns on this Policy with the professional’s firm. (Your financial professional may be your broker, investment adviser, insurance agent, or someone else).

For these reasons, these financial professionals may have a financial incentive to recommend this Policy over another policy or investment.

For more detailed information, see Distribution Arrangements.

Exchanges

Some financial professionals may have a financial incentive to offer you a new policy in place of the one you own. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing policy.

For more detailed information, see What Payments Must I Make Under the Policy? — Tax-Free “Section 1035” Insurance Policy Exchanges.

8

OVERVIEW OF THE DIVERSIFIED ADVANTAGE VARIABLE UNIVERSAL LIFE INSURANCE POLICY

The following provides an overview of the Policy’s primary features. Please read the full descriptions in the rest of this prospectus, and your Policy, for more information regarding these features and other provisions of the Policy.

1.	Purpose of the Policy

This Policy provides permanent life insurance coverage with the potential for tax- deferred cash value (policy value) accumulation. The Policy is offered by Penn Mutual. The Policy offers (1) life insurance protection, (2) flexible premium payments, (3) a net cash surrender value that you can access through withdrawals and loans, (4) the ability to invest in a variety of Variable Investment Options and Fixed Account Options, (5) the ability to transfer among these options tax-free, and (6) optional benefit riders. The Policy is designed to be long-term life insurance coverage. It is not suitable as a short-term investment vehicle. Please read the entire prospectus before you invest.

2.	Premiums

Amounts you pay to us under your Policy are called premiums or premium payments. Policy premium payments are flexible; other than the required initial minimum premium payment, you can select the time and amount of premiums you pay, within limits.

You choose in your application how often to pay planned premiums — annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay Policy charges. See “What Payments Must I Make Under the Policy? — No Lapse Feature and Lapse and Reinstatement” in this prospectus. Additional or unplanned premiums may be paid in any amount and at any time. A premium may not be less than the minimum shown in your policy (generally at least $25).

Although you may have a schedule of planned premiums, your Policy can lapse even if you pay all of the planned premiums on time (unless the provisions of the No-Lapse Feature is in effect). This can happen because the investment performance of the Variable Investment Options you have allocated premiums or policy value to has been poor, because of charges we deduct, because of withdrawals you take, or because of a combination of these factors has caused the net cash surrender value of your Policy to be insufficient to pay the policy charges (including payment of interest on any loan that may be outstanding under the Policy). When a Policy lapses, it terminates and has no value, and no benefits are paid upon the death of the insured. You also lose the principal invested.

To qualify your Policy as life insurance under the Internal Revenue Code of 1986, as amended (the “IRC” or “Code”), federal tax law limits the amount of premium payments you may make in relation to the amount of life insurance provided under the Policy. In addition, we can limit the amount of premium payments and/or require medical insurance underwriting and satisfactory evidence of insurability before we accept additional premiums.

Premiums are allocated among the Variable Investment Options and the available Fixed Account Options according to your instructions. The policy value in the Variable Investment Options will vary up or down with the investment performance of the corresponding underlying mutual funds. Amounts in the Fixed Account Options are guaranteed and will earn interest declared from time to time by the Company.

3.	Policy Features

The Policy offers a variety of important features and benefits, including the following:

Life Insurance Benefit

The Policy provides life insurance on you or another individual you name. In your application for the Policy, you will tell us how much life insurance coverage you want on the life of the insured person (the

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“Specified Amount”). The death benefit is the greater of (a) the Specified Amount of insurance, or (b) a percentage of the Policy value (on the date of the insured’s death) equal to the minimum necessary for your Policy to qualify as life insurance under IRC Section 7702. Therefore the death benefit could increase or decrease based on investment performance , but will not be less than the Specified Amount. You can increase or decrease the Specified Amount, subject to certain conditions. While the Policy is in effect, we will pay the beneficiary the death benefit less the amount of any outstanding loan when the insured dies.

Investment Options

The Policy allows you to allocate your policy value to the different Variable Investment Options which each invest in a specified mutual fund portfolio (each, a “Fund”). Your policy value will increase or decrease to reflect the investment performance of the Funds you select; you bear the investment risk and you can lose money invested in the Funds. Appendix A of this prospectus lists the Funds currently available in the Policy and includes additional information about the Funds.

In addition to the Variable Investment Options, the Policy allows you to allocate your policy value to Fixed Account Options. The Traditional Fixed Account is designed to be an investment that provides fixed returns, where the Company pays a fixed rate of interest (that it declares periodically, subject to a minimum) and where the Company bears the investment risk. The Indexed Fixed Account is also designed to be an investment where the Company provides interest credits based on the change in value of the S&P 500 Index, and where the Company bears the investment risk. The Fixed Account Options are described in Appendix B to this prospectus.

You can change the Investment Options in which you invest throughout the life of the Policy.

Transfers

Within limitations, you may transfer policy value from one Variable Investment Option to another and to and from the Fixed Account Options. In addition, the Policy offers two automated transfer programs — a dollar cost averaging program and an asset rebalancing program.

Policy Value

The policy value includes the amount in the Variable Investment Options and the Fixed Account Options. The value of your Policy will increase or decrease based upon the investment performance of the Variable Investment Options you choose, your premium payments, interest credited to the Fixed Account Options, any partial withdrawals, outstanding loans (including loan interest), and the charges we deduct.

The cash surrender value is the policy value decreased by any surrender charge. The net cash surrender value is the policy value decreased by any outstanding policy loan and less any surrender charge. See “What Is the Value of My Policy?” You may surrender your Policy at any time and you will receive the net cash surrender value.

The policy value of your Policy will vary with the investment performance of the options you select. There is a risk that the investment performance of the Variable Investment Options may be unfavorable or may not perform up to your expectations, which may decrease the amount of your net cash surrender value. If the Variable Investment Options you select for your Policy perform poorly you could lose money, including some or all of the premiums paid. Each Variable Investment Option invests in a different underlying Fund, and a discussion of the investment risks of each of the underlying Funds may be found in the prospectus for each of the Funds. Each underlying Fund has its own investment objective and investment strategy. The performance of each will vary, and some funds are riskier than others. We do not guarantee the investment performance of any of the Variable Investment Options or Funds. You bear the entire investment risk for all amounts allocated to the Variable Investment Options.

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Loans

You may take a loan on your Policy. You may borrow up to 99% of your cash surrender value. The minimum amount you may borrow is $250. There will be two loan options: a Traditional Loan and an Indexed Loan. Both options cannot be active at the same time. For Traditional Loans, funds will be transferred from Variable Investment Options or the Fixed Account Options into a traditional loan account. Interest on Traditional Loans will be charged at an adjustable loan interest rate declared by the Company and is payable at the end of each policy year. Indexed Loans are described in Appendix B. You may repay all or part of a loan at any time.

Policy loans reduce your policy value and death benefit, which may increase the risk your Policy could lapse. Outstanding loans may impact the No-Lapse Feature, and you may need to make additional premium payments or loan repayments to maintain the No-Lapse Feature. If you take a loan on your policy, you may be subject to tax consequences. See “How Is the Policy Treated Under Federal Income Tax Law?” in this prospectus.

Surrenders and Withdrawals

You may surrender your Policy in full at any time. If you do, we will pay you the net cash surrender value (the policy value, less any policy loan outstanding and less any surrender charge that then applies). You may make partial withdrawals (subject to limitations) from your net cash surrender value. The minimum partial withdrawal amount is $250. Note that you do not have access to your full policy value, just the net cash surrender value.

However, the Policy is generally not a liquid investment. Surrender charges will apply during the first 9 policy years (the surrender charge period) and for 9 years after increase in the Specified Amount. There are limitations on your ability to access your policy value through surrenders and partial withdrawals, including surrender charges, partial withdrawal fees, possible tax consequences, adverse impacts on Policy benefits, increased risk of Policy lapse, and administrative requirements. A withdrawal will reduce your policy value (and therefore your net cash surrender value) by the amount withdrawn, and could reduce your death benefit. If the policy’s net cash surrender value is reduced to a point where it cannot meet the monthly deductions, then your Policy may lapse and terminate.

Free Look Period: ‘Right to Cancel’

You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the free look period. To cancel your Policy, simply deliver or mail the Policy to our office or to our financial professional who delivered the Policy to you.

No-Lapse Feature

If the total premiums you have paid, less any partial withdrawals you made, equal or exceed the no-lapse premium specified in your Policy, multiplied by the number of months the Policy has been in force, your Policy will remain in force, regardless of investment performance for a specified period. The specified period is the shorter of 20 years, or the time until the policy anniversary nearest the Insured’s attained age 80. However, in no case will the specified period be less than 5 years. Outstanding loans will nullify the no-lapse guarantee if the loans equal or exceed the cash surrender value. The no-lapse premium will generally be less than the monthly equivalent of the planned premium you specified.

Supplemental Riders – Optional Benefits

The Company offers optional benefits through supplemental riders that may be added to your Policy (an additional charge applies to some of these riders). These riders include an Accidental Death Benefit Rider, Additional Insured Term Insurance Rider, Waiver of Surrender Charges Rider, Cash Value Enhancement Rider, Children’s Term Insurance Rider, Disability Waiver of Monthly Deduction Rider, Disability Waiver of Monthly

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Deduction, Disability Completion Benefit Rider, Guaranteed Option to Increase Specified Amount Rider, Supplemental Term Insurance Rider, Supplement Exchange Rider, Overloan Protection Benefit Rider, Accelerated Death Benefit Rider, Chronic Illness Accelerated Benefit Rider and Supplemental Exchange Rider. If any of these riders are added, any applicable monthly charges for certain of the supplemental riders will be deducted from your policy value as part of the monthly deduction.

Taxes

Death benefits paid under life insurance policies are not subject to federal income tax, but may be subject to federal and state estate taxes. Investment gains from your Policy are not taxed as long as the gains remain in the Policy. If the Policy is not treated as a modified endowment contract under federal income tax law, then distributions from the Policy may be treated first as the return of investments in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income (taxed as ordinary income). Distributions include partial withdrawals and surrenders. See “How Is the Policy Treated Under Federal Income Tax Law?” in this prospectus for additional information.

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TABLE OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy or making withdrawals. Please refer to your Policy Specifications Page for information about the specific fees you will pay each year based on the options you have elected. (See “What Are the Fees and Charges Under the Policy?” in this prospectus for additional information).

The first table describes the fees and expenses that you will pay when you make a premium payment, surrender the Policy, make a withdrawal, or transfer policy value between Investment Options.

Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Maximum Percent of Premium Charge	When a premium is paid.	Maximum Charge: 8% of each premium payment[1]

Surrender Charge[2]

Maximum Charge	When the Policy is surrendered within the first 9 policy years and or within the first 9 years following an increase in the Specified Amount or upon a decrease in the Specified Amount within the first 5 policy years.	The surrender charge premium multiplied by the appropriate surrender factor. The surrender charge premium is a maximum of $42.00 to minimum of $6.75 per $1000 of Specified Amount or decrease in Specified Amount. The surrender factor is equal to 1.00 in the first year of the coverage and grades to 0.34 in the 9th year.[3]

Surrender Charge for a representative non-tobacco male insured, age 45 in the first policy year

Maximum Charge	When the Policy is surrendered within the first 9 policy years and or within the first 9 years following an increase in the Specified Amount or upon a decrease in the Specified Amount within the first 5 policy years.	($21.50 per $1,000 of Specified Amount or decrease in Specified Amount) x the surrender factor of 1.00.[3]

Partial Withdrawal Processing Fee	When you take a partial withdrawal from your Policy.	Lesser of $25 or 2.00% of the amount withdrawn.

Transfer Charge	When you make a transfer.	Maximum Charge $10.00 Current Charge $0.00[4]

Overloan Protection Benefit Rider

Current and Maximum Charge	When Benefit is Exercised	One time charge of 3.50% of policy value.

Accelerated Death Benefit Rider

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Transaction Fees

Charge	When Charge is Deducted	Amount Deducted

Current and Maximum Charge	When Benefit is Exercised	One time charge of 12 months’ worth of policy charges on the accelerated amount, plus an interest adjustment, which is equal to 12 months’ worth of interest on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current maximum statutory adjustable policy loan rate.

Chronic Illness Accelerated Benefit Rider

Current and Maximum Charge	No charge.	No charge.

Supplemental Exchange Rider

Current and Maximum Charge	No charge.	No charge.

1	The percent of premium charge imposed is currently reduced to 5.00% on premiums paid in the second policy year and thereafter. This reduction is not guaranteed and may change.
2

The surrender charge premium is determined separately for each Policy and takes into account the individual underwriting characteristics of the insured, such as sex, age and risk classification, and the Specified Amount of the Policy. The table shows the lowest and highest surrender charges for an insured, based on our guaranteed maximum rates for individuals in standard risk classifications. The table also shows the surrender charge under a Policy issued to an individual who is representative of individuals we insure. The surrender charge shown in the table may not be representative of the charge that you will pay. Your Policy will state your surrender charge premium. More detailed information concerning your surrender charge is available from our administrative offices upon request. For additional information on the surrender charges, see “What Are the Fees and Charges Under the Policy? — Surrender Charge” in this prospectus.

3	The maximum amount reflects the charge that may be assessed in the first policy year.
4

No transaction fee is currently imposed for making a transfer among Variable Investment Options and/or the Fixed Account Options. While we do not currently intend to impose a transfer fee, we reserve the right to impose a $10 fee in the future on any transfer that exceeds twelve transfers in a policy year.

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The next table describes charges that a policy owner may pay periodically during the time you own the Policy. The charges do not include fees and expenses incurred by the funds that serve as investment options under the Policy.

Periodic Charges under the Policy Other than the Funds’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Base Contract Charges:

Cost of Insurance Charges[5]

Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.0067 per $1,000 of net amount at risk.

Current Charges	Monthly	Maximum of $45.8333 to minimum of $0.0049 per $1,000 of net amount at risk.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.2117 per $1,000 of net amount at risk.

Current Charge	Monthly	$0.1355 per $1,000 of net amount at risk.

Expense charge per $1,000 of Specified Amount[6]	Monthly	For first 120 months following the policy date or an increase in a policy’s Specified Amount, the charges range from a maximum of $1.15 per $1,000 of Specified Amount of insurance or increase in Specified Amount, to a minimum of $0.35 per $1,000 of Specified Amount of insurance or increase in Specified Amount.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.49 per $1,000 of initial Specified Amount of insurance or an increase in the Specified Amount.

Current Charge	Monthly	For the first 60 months following the policy date or an increase in the Specified Amount, $0.26 per $1,000 of initial Specified Amount of insurance or increase in Specified Amount. For months 61 through 120 following the policy date or an increase in the Specified Amount, $0.13 per $1,000 of initial Specified Amount of insurance or increase in Specified Amount.

Mortality and Expense Risk Asset Charge[7]	Monthly	0.05% monthly (annual rate of 0.60%) of the first $50,000 of policy value allocated to the Separate Account and 0.025% monthly (annual rate of 0.30%) of the policy value allocated to the Separate Account in excess of that amount.

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Periodic Charges under the Policy Other than the Funds’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Per Policy Expense Charge[8]	Monthly	Guaranteed Maximum $9.00 Current Charge $8.00

Asset Charge[9] for Enhanced S&P 500 Indexed Account Uncapped S&P 500 Indexed Account	Monthly	0.20833% of segment value (annual rate of 2.50%)

OptionalBenefit Charges:

Traditional Loans[10]

Net Interest Charge[11]	End of each Policy year.	Annual rate of 1.00% until year 11 and then an annual rate of 0.25% (after credit from interest paid on collateral held in traditional loan account).[12]

Indexed Loans[10]

Net Interest Charge[11]	End of each Policy year.	Maximum annual rate of 5.00%.

Accidental Death Benefit Rider:

Cost of Insurance Charges[13]

Current and Maximum Charges	Monthly	Maximum of $0.1108 to minimum of $0.0533, per $1,000 of accidental death benefit.

First year charge for a representative non-tobacco male insured, age 45

Current and Maximum Charges	Monthly	$0.0592 per $1,000 of accidental death benefit.

Additional Insured Term Insurance Rider:

Cost of Insurance Charges[13]

Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.0067 per $1,000 of additional insured term insurance benefit.

Current Charges	Monthly	Maximum of $45.8333 to minimum of $0.0049 per $1,000 of additional insured term insurance benefit.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charges	Monthly	$0.2117 per $1,000 of additional insured term insurance benefit.

Current Charge	Monthly	$0.1355 per $1,000 of additional insured term insurance benefit.

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Periodic Charges under the Policy Other than the Funds’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Administrative Charges

First year of Rider and first year of increase in term insurance benefit under Rider	Monthly	$0.10 per $1,000 of additional insured term insurance benefit.

Waiverof Surrender Charges[14] Rider:

Maximum Charges	Monthly	Maximum of $0.57 to minimum of $0.20 per $1,000 of original or increase in Specified Amount of insurance of the Policy plus any Term Insurance Benefit of a Supplemental Term Insurance Rider for the first nine years of the Policy or the first nine years after an increase in the Specified Amount of insurance of the Policy or Term Insurance Benefit, as applicable.

Current Charges	Monthly	Maximum of $0.075 to minimum of $0.02 per $1,000 of original or increase in Specified Amount of insurance of the Policy plus any Term Insurance Benefit of a Supplemental Term Insurance Rider for the first nine years of the Policy or the first nine years after an increase in the Specified Amount of insurance of the Policy or Term Insurance Benefit, as applicable.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.32 per $1,000 of original or increase in Specified Amount of insurance of the Policy plus any Term Insurance Benefit of a Supplemental Term Insurance Rider.

Current Charge	Monthly	$0.045 per $1,000 of original or increase in Specified Amount of insurance of the Policy plus any Term Insurance Benefit of a Supplemental Term Insurance Rider.

Children’s Term Insurance Rider:

Cost of Insurance Charges[13]

Maximum Charges	Monthly	$0.24 per $1,000 of children’s term insurance benefit.

Current Charges	Monthly	$0.15 per $1,000 of children’s term insurance benefit.

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Periodic Charges under the Policy Other than the Funds’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Disability Waiver of Monthly Deductions Rider:

Cost of Insurance Charges[13,15]

Maximum Charges	Monthly	Maximum of $0.5992 to minimum of $0.0117 per $1,000 of net amount at risk.

Current Charges	Monthly	Maximum of $0.3192 to minimum of $0.0092 per $1,000 of net amount at risk.

DisabilityCompletion Benefit (AKA Disability Waiver of Stipulated Premium) Rider[16]:

Disability Waiver of Monthly Deduction Benefit

Cost of Insurance Charges[13,15]

Maximum Charges	Monthly	Maximum of $0.5992 to minimum of $0.0117 per $1,000 of net amount at risk.

Current Charges	Monthly	Maximum of $0.3192 to minimum of $0.0092, per $1,000 of net amount of risk.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.0508 per $1,000 of net amount of risk.

Current Charge	Monthly	$0.0275 per $1,000 of net amount of risk.

Disability Waiver of Stipulated Premium Benefit

Cost of Insurance Charges[13]

Current and Maximum Charges	Monthly	Maximum of $0.96 to minimum of $0.03 per $100 of the stipulated premium in the Policy.

First year charge for a representative non-tobacco male insured, age 45

Maximum and Current Charges	Monthly	$0.12 per $100 of the stipulated premium in the Policy.

CashValue Enhancement Rider[14]:

Expense Charge

Maximum Charges	Monthly	Maximum of $0.605 to minimum of $0.20 per $1,000 of Specified Amount of insurance of the Policy plus any Term Insurance Benefit of a Supplemental Term Insurance Rider for the first 9 policy years.

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Periodic Charges under the Policy Other than the Funds’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Current Charges	Monthly	Maximum of $0.225 to minimum of $0.02 per $1,000 of Specified Amount of insurance of the Policy plus any Term Insurance Benefit of a Supplemental Term Insurance Rider for the first 9 policy years.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charges	Monthly	$0.360 per $1,000 of original or increase in Specified Amount of insurance of the Policy plus any Term Insurance Benefit of a Supplemental Term Insurance Rider for the first 9 policy years.

Current Charges	Monthly	$0.165 for policy years 1 through 3 and $0.045 for policy years 4 through 9. This charge is per $1,000 of original or increase in Specified Amount of insurance of the Policy plus any Term Insurance Benefit of a Supplemental Term Insurance Rider for the first 9 policy years.

GuaranteedOption to Increase Specified Amount Rider:

Cost of Insurance Charges[13]

Current and Maximum Charges	Monthly	Maximum of $0.1967 to minimum of $0.0442 per $1,000 of the Specified Amount of this Rider.

First year charge for a representative non-tobacco male insured, age 45

Current and Maximum Charges	Monthly	$0.1133 per $1,000 of the Specified Amount of this Rider.

SupplementalTerm Insurance Rider:[17,18]

Surrender Charge	When the Policy is surrendered within the first 9 policy years or within the first 9 years following an increase in the Term Insurance Benefit in the first five policy years.	The Surrender Charge for the policy is modified for this rider to include the term insurance benefit.

First year charge for a representative non-tobacco male insured, age 45		$21.50 per $1,000 of the term insurance benefit or decrease in this benefit all multiplied by the surrender factor of 100%.

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Periodic Charges under the Policy Other than the Funds’ Annual Operating Expenses

Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance Charges[13]

Maximum Charges	Monthly	Maximum of $83.33 to minimum of $0.0067 per $1,000 of net amount at risk attributable to the term insurance benefit.

Current Charges	Monthly	Maximum of $41.67 to minimum of $0.004 per $1,000 of net amount at risk attributable to the term insurance benefit.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.2117 per $1,000 of net amount at risk attributable to the term insurance benefit.

Current Charge	Monthly	$0.1109 per $1,000 of net amount at risk attributable to the term insurance benefit.

Expense Charge

Maximum Charge	Monthly	For the first 120 months following the policy date or an increase in the term insurance benefit, the charges range from a maximum of $1.25 per $1,000 of the term insurance benefit or increase of the term insurance benefit to a minimum of $0.40 per $1,000 of the term insurance benefit or increase of the term insurance benefit

Current Charge	Monthly	For the first 60 months following the policy date or an increase in the term insurance benefit, the charges range from a maximum of $1.104 per $1,000 of the term insurance benefit or increase of the term insurance benefit to a minimum of $0.132 per $1,000 of the term insurance benefit or increase of the term insurance benefit. After 60 months, the charge is zero.

First year charge for a representative non-tobacco male insured, age 45

Maximum Charge	Monthly	$0.79 per $1,000 of the term insurance benefit or increase of the term insurance benefit.

Current Charge	Monthly	$0.312 per $1,000 of the term insurance benefit or increase of the term insurance benefit.

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5

The Cost of Insurance Charges under the Policies vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Policy and the policy year in which the charge is deducted. The table shows the lowest and the highest cost of insurance charges for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the first year cost of insurance charges under a Policy issued to an individual who is representative of individuals we insure. The charge shown in the table may not be representative of the charge that you will pay. Your Policy will state your guaranteed maximum cost of insurance charges. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the tables is based upon the difference between the current death benefit provided under the Policy and the current value of the Policy. For additional information on cost of insurance charges, see “What Are the Fees and Charges Under the Policy? — Monthly Deductions — Insurance Charge” in this prospectus.

6

The Expense Charge per $1,000 of Specified Amount are currently reduced. During the first 60 months following the policy date, the charges range from $0.11 per $1,000 of initial Specified Amount of insurance to $0.92 per $1,000 of initial Specified Amount of insurance. For months 61 through 120 following the policy date, the charges range from $0.06 per $1,000 of initial Specified Amount of insurance up to $0.46 per $1,000 of initial Specified Amount of insurance. The charge on an additional Specified Amount of insurance is similarly reduced. The Expense Charges under the Policies vary depending on the risk classification, sex, and age of the insured and the amount of insurance specified in the Policy. The table shows the lowest and the highest expense charges for an insured, based on our current rates and on guaranteed maximum rates. The table also shows the first year expense charges under a Policy issued to an individual who is representative of individuals we insure. The charge shown in the table may not be representative of the charge that you will pay. Your Policy will state the guaranteed maximum expense charges. More detailed information concerning your expense charges is available from our administrative offices upon request. For additional information on expense charges, see “What Are the Fees and Charges Under the Policy? — Monthly Deductions — Expense Charge per Thousand of Specified Amount” in this prospectus.

7

This charge is currently reduced to zero in all policy years. See “What Are the Fees and Charges under the Policy? — Monthly Deductions — Mortality and Expense Risk Charge” in this prospectus for additional information about this charge.

8	The charge is currently reduced to $8.00.
9	The Asset Charge is assessed to help cover administrative and other expenses, including but not limited to the cost of hedging, associated with making available the Indexed Fixed Accounts.
10

You may borrow up to 99% of your cash surrender value. The minimum amount you may borrow is $250. An amount equivalent to the loan is withdrawn from the Variable Investment Options and certain accounts in the Fixed Account on a pro-rata basis and is transferred to a policy loan account, as collateral for the loan. See “What Is a Policy Loan?” in this prospectus and Appendix B for additional information about Policy Loans.

11	Net Interest Charge for a Loan means the difference between the amount of interest we charge on the loan and the amount of interest we credit to your Policy in the policy loan account.
12

The traditional loan account is guaranteed to earn interest at 2.00% during the first ten policy years and 2.75% thereafter. On a guaranteed basis, the Net Interest Charge during the first ten policy years is 1.00% and 0.25% thereafter. On a current basis, the Net Interest Charge during the first five policy years is 1.00% and 0.00% thereafter.

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The cost of insurance charges under the Riders vary depending on the individual circumstances of the insured, such as sex, age and risk classification. The charges also vary depending on the amount of insurance specified in the Rider and the year in which the charge is deducted. The charges shown in the table may not be representative of the charge you would pay. The table shows the lowest and the highest cost of insurance charges for an insured, based on current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the first year cost of insurance charges under a Rider issued to an individual who is representative of individuals we insure. The specifications pages of the Policy will indicate the guaranteed maximum cost of insurance charge for the Rider applicable to your Policy. More detailed information concerning your cost of insurance charges is available from our administrative offices upon request. Also, before you purchase the Policy, we will provide you with hypothetical illustrations of policy values based upon the insured’s age and risk classification, the amount of insurance specified in the Policy, planned periodic premiums, and riders requested. The net amount at risk referred to in the table is based upon the difference between the current benefit provided under the Rider and the current policy value allocated to the Rider. For additional information about the Riders, see What Are the Supplemental Riders and Benefits That Are Available?” In this prospectus.

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This Rider is not available to all persons. See “What Are the Supplemental Riders and Benefits That Are Available? — Waiver of Surrender Charges Rider” or “What Are the Supplemental Riders and Benefits That Are Available? — Cash Value Enhancement Rider” in this prospectus for additional information.

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If the Policy also has a Children’s Term Insurance Rider in addition to one of the Disability Waiver riders, there will be an additional charge for the Disability Waiver rider that is based on each per $1,000 of Specified Amount of the Children’s Term Insurance Rider. The current additional charge is between $0.0050 and $0.0242, and the maximum is between $0.0092 and $0.0408. If the Policy also has an Additional Insured Term Insurance Rider in addition to one of the Disability Waiver riders, there will be an additional charge for the Disability Waiver rider that is based on each per

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$1,000 of Specified Amount of the Additional Insured Term Insurance Rider. The current additional charge is between $0.0050 and $2.33, and the maximum is between $0.0083 and $3.2675.
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The Disability Completion Benefit Rider (AKA Disability Waiver of Stipulated Premium) consists of two benefits, the Disability Waiver of Monthly Deductions plus the Disability Waiver of Stipulated Premium Benefit, and is therefore subject to two separate charges for the two benefits.

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For purposes of determining the allocation of net amount at risk between the Specified Amount of insurance in the Policy, and the term insurance benefit, the policy value will be allocated as follows: first to the initial Specified Amount segment, then to any segments resulting from increases in the Specified Amount in the order of the increases, to the initial term insurance benefit segment, and then to any segments resulting from increases in the term insurance benefit in the order of the increases. Any increase in the death benefit in order to maintain the required minimum margin between the death benefit and the policy value will be allocated to the most recent increase in the Specified Amount in the Policy.

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The surrender charge premium takes into account the individual underwriting characteristics of the insured, such as sex, age and risk classification, and the term insurance benefit of the policy. The table shows the lowest and the highest surrender charge premiums for an insured, based on our current rates and on guaranteed maximum rates for individuals in standard risk classifications. The table also shows the surrender charge premium under a rider issued to an individual who is representative of individuals we insure. The surrender charge premium shown in the table may not be representative of the charge that you will pay. Your Policy will state your surrender charge for the Policy and rider. More detailed information concerning your surrender charge premium is available from our administrative offices upon request. For additional information on the surrender charge premiums, see “What are the Fees and Charges under the Policy? — Surrender Charge” in this Prospectus.

Funds’ Annual Operating Expenses

The next table shows the minimum and maximum total operating expenses deducted from Fund assets. Fund expenses may be higher or lower in the future. You may pay these expenses periodically during the time that your policy value is invested in the Variable Investment Options. A complete list of the underlying Funds, including information concerning each underlying Fund’s fees and expenses, is contained in Appendix A at the back of this prospectus.

Annual Fund Expenses[1]	Minimum	Maximum
Total Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, distribution (12b-1) fees, and other expenses)	0.34%	1.25%
Net Annual Fund Operating Expenses (expenses that are deducted from fund assets, including management fees, 12b-1 fees, and other expenses, after any expense reimbursement or fee waiver arrangements)[2]	0.34%	1.25%

1

Expressed as a percentage of average net assets for the fiscal year ended December 31, 2021. Fund expenses may be higher or lower in the future. This information is provided by the Funds and their agents. The information is based on 2021 expenses. We have not verified the accuracy of the information provided by Funds.

2

The range of Net Annual Fund Operating Expenses takes into account contractual arrangements for the Funds that require a Fund’s investment adviser to reimburse or waive Fund expenses through at least April 30, 2023.

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SUMMARY OF PRINCIPAL RISKS OF INVESTING IN THE POLICY

Many benefits of the Diversified Advantage Variable Universal Life insurance policies have a corresponding risk, and both benefits and risks should be considered before you purchase a Policy. More complete and detailed information about these features is provided later in this prospectus and in the SAI.

Investment Risk

The value of your Policy, which may be invested in Variable Investment Options, will vary with the investment performance of the options you select. There is a risk that the investment performance of the Variable Investment Options may be unfavorable or may not perform up to your expectations, which may decrease the amount of your net cash surrender value. If the Variable Investment Options you select for your Policy perform poorly you could lose money, including some or all of the premiums paid. Each Variable Investment Option invests in an underlying Fund, and a comprehensive discussion of the investment risks of each of the underlying Funds may be found in the prospectus for each of the Funds.

Each underlying Fund has its own investment objective and investment strategy. The performance of each will vary, and some Funds are riskier than others. We do not guarantee the investment performance of the Variable Investment Options or Funds. You bear the entire investment risk for all amounts allocated to the Variable Investment Options. Your premium and policy value allocation choices should be consistent with your personal investment objective and your risk tolerance. Before allocating money to a Variable Investment Option, please read the prospectus for the underlying Fund carefully.

The value of your Policy may also be invested in Fixed Account Options. Premiums and policy value allocated to the Traditional Fixed Account Option may be kept there for an extended period of time due to restrictions on transfers out of the Traditional Fixed Account Option. There is a risk that other investment options will perform more favorably than the Traditional Fixed Account Option while your policy value remains there.

In addition, a variable life insurance policy is designed to provide a Life Insurance Benefit or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications generally make variable life insurance unsuitable as a short-term savings vehicle.

Risk of Lapse

Your Policy can lapse even if you pay all of the planned premiums on time. When a Policy lapses, it has no value, and no benefits are paid upon the death of the insured. You may also lose the principal invested.

Specifically, your Policy may terminate, or lapse, if the net cash surrender value of the Policy is not sufficient to pay policy charges (including payment of interest on any loan that may be outstanding under the Policy). This can happen because you have not paid enough premium, because the investment performance of the Variable Investment Options you have allocated premiums or policy value to has been poor, because of charges we deduct, because of withdrawals you make, because of Policy loans you take, or because of a combination of these factors. We will notify you how much additional premium you will need to pay to keep the Policy in force. You will have a 61 day grace period to make that payment. Subject to certain conditions, if the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive.

Policy Loan Risks

The larger a Policy loan becomes relative to the Policy’s cash surrender value, the greater the risk that the Policy’s net cash surrender value will not be sufficient to support the Policy’s charges and expenses, including any loan interest due, and the greater the risk of the Policy lapsing. Any loan interest payable on a policy anniversary that you do not pay will become part of the outstanding Policy loan principal and will also accrue interest.

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A loan, repaid or not, has a permanent effect on your policy value. The effect could be favorable if the Variable Investment Options earn less than the interest rate credited on the Policy Loan Account, or unfavorable, if the Investment Options earn more. The longer a loan is outstanding, the greater the effect on your net cash surrender value. If it is not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the death benefit proceeds that might otherwise be paid.

Unless your Policy qualifies as a modified endowment contract, policy loans are not taxable. However, if loans taken, including unpaid loan interest, exceed the premiums paid, a Policy surrender or lapse will result in a taxable event for you. If a Policy is a modified endowment contract, a loan may result in taxable income and penalty taxes to you.

Liquidity Risk; Limitations on Access to Policy Value

The Policy is generally not a liquid investment. Surrender charges will apply during the first 9 policy years (the surrender charge period). The Policy is designed for long-term life insurance coverage. It is not suitable as a short-term investment vehicle. There are limitations on your ability to access your policy value through surrenders and partial withdrawals, including surrender charges, partial surrender fees, possible tax consequences, adverse impacts on Policy benefits, increased risk of Policy lapse, and administrative requirements. You generally cannot access your entire policy value, only your net cash surrender value.

A withdrawal will reduce your Policy’s cash surrender value by the amount withdrawn, and could reduce your death benefit. If the policy’s net cash surrender value is reduced to a point where it cannot meet the monthly deductions, then your Policy may lapse and terminate. A withdrawal may also reduce your Policy’s Specified Amount and may have adverse tax consequences.

Accessing policy value through policy loans also has costs, increases the risk of Policy lapse, may have adverse tax consequences, and may negatively impact your cash surrender value and other Policy benefits.

Risk of an Increase in Fees and Expenses

Certain insurance charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels, as determined in the Company’s sole discretion. (See Table of Fees and Expenses above for more information.) Without limiting the foregoing, the Company may increase current charges due to the Company’s experience with respect to mortality, expenses, reinsurance costs, taxes, persistency, capital requirements, reserve requirements, and changes in applicable laws, or for any other reason. If fees and expenses are increased, you may need to increase the amount and/or frequency of premium payments to keep the Policy in force. The Company could also add new charges for federal and state and local taxes (see “Are There Other Charges That Penn Mutual Could Deduct In The Future?”).

In addition, the operating expenses of the underlying Funds are not guaranteed and may increase (or decrease). Although some underlying Funds may have expense limitation agreements, those agreements are temporary.

Taxes and Tax Risks

The federal income tax law that applies to life insurance companies and to the Policy is complex and subject to change. Changes in the law could adversely affect the current tax advantages of purchasing the Policy. Death benefits paid under life insurance policies are generally not subject to federal income tax, but may be subject to federal and state estate taxes. The section of this prospectus entitled “How Is the Policy Treated Under Federal Income Tax Law?” describes a number of tax issues that may arise in connection with the Policy. These risks include, but are not limited to: (1) that the Policy does not qualify as life insurance for tax purposes; (2) that you could be treated as the owner of your Policy’s pro rata portion of the assets of the Variable Investment Options; (3) the possibility that the Policy may be treated as a modified endowment contract for federal income tax purposes, with special rules that apply to Policy distributions, including loans;

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(4) the possibility of adverse tax consequences if the Policy remains in force beyond age 100; and (5) the possibility that the IRS may treat a loan as a taxable distribution if the net interest rate spread (the difference between the interest rate charged on the loan and the interest rate credited to the Policy Loan Account) is zero or very low. In addition, the present federal income tax laws that apply to your Policy may change, or the IRS may change current interpretations thereof (and any such change could have retroactive effect).

The information in this prospectus is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service. We reserve the right to make changes in the Policy in the event of a change in the tax law for the purpose of preserving the current tax treatment of the Policy. You may wish to consult counsel or other competent tax advisers for more complete information.

Potentially Harmful Transfer Activity

This Policy is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the Policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policy owners. We have limitations and restrictions on transfer activity but we cannot guarantee that these limitations and restrictions will be effective in detecting and preventing all transfer activity that could potentially disadvantage or hurt the rights or interests of other policy owners. Potentially harmful transfer activity could result in reduced performance results for one or more Variable Investment Options, due to among other things:

•	fund management decisions driven by the need to maintain higher than normal liquidity or the inability to sustain an investment objective;

•	increased administrative and fund brokerage expenses; and/or

•	dilution of the interests of long-term investors.

An underlying Fund may reject any order from us if it suspects potentially harmful transfer activity, thereby preventing us from implementing your request for a transfer.

Insurance Company Risks

Our business activity and operations, and/or the activities and operations of our service providers and business partners, are subject to certain risks, including, those resulting from information systems failures, cyberattack, or current or future outbreaks of infectious diseases, epidemics or pandemics (“serious infectious disease outbreaks”). These risks are common to all insurers and financial service providers and may materially impact our ability to administer the Policy (and to keep policy owner information confidential).

Unlike the assets in our Separate Account, the assets in our general account (including all of the Fixed Account Options) are subject to liabilities arising from any of our other business. Our ability to pay general account guarantees, including amounts under the Fixed Account Options, the death benefit, and other insurance guarantees, is subject to our financial strength and claims paying ability.

Information Systems, Technology Disruption and Cyber Security Risks

We rely heavily on interconnected computer systems and digital data to conduct contract activity. As such, policy activity is highly dependent upon the effective operation of our internal computer systems and those of our service providers. All systems are vulnerable to disruptions as the result of natural disasters, man-made disasters, hacking, criminal activity, pandemics, utility outages and other events beyond our control and are susceptible to operational and information security risks resulting from information systems failure, including hardware and software malfunctions and cyberattacks. Cyberattacks may interfere with policy transaction processing, or cause the release and/or destruction of policy owner or business information including the securities in which the underlying funds invest, which may cause the underlying funds to lose value. There can be no assurance that we, the underlying funds or our service providers will avoid losses affecting policies that

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result from cyberattacks or information security breaches in the future. These risks also apply to other insurance and financial services companies and businesses.

We have established policies, standards, procedures and practices to limit the effect of business interruptions and protect the confidentiality, integrity, availability and privacy of policy owner information. Safeguards are maintained to reasonably protect our systems and information against anticipated threats or hazards. Controls have been implemented to safeguard data in transit, at rest, and to restrict access to contract owner data including, but not limited to, antivirus and anti-malware software, periodic vulnerability assessments and penetration tests, and, comprehensive business continuity planning. There can be no assurance that these policies, procedures and controls will be effective or successful.

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QUESTIONS AND ANSWERS

This part of the prospectus provides answers to important questions about the Policy. The questions, and answers to the questions, are on the following pages.

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What Is the Policy?

The Policy provides life insurance on you or another individual you name (the insured). The value of your Policy will increase or decrease based upon the performance of the Funds you choose. The death benefit may also increase or decrease based on investment performance but will never be less than the amount specified in your Policy (less the amount of any outstanding loan, unpaid policy charges, or partial withdrawals). The Policy allows you to allocate your policy value to Variable Investment Options (which hold shares of the Funds listed in Appendix A to this prospectus) and to the Fixed Account Options where the value will accumulate interest (including interest based on index credits).

You will have several options under the Policy. Here are some major ones:

•	Determine when and how much premium you pay to us

•	Determine when and how much to allocate to the Variable Investment Options and to the Fixed Account Options

•	Borrow money

•	Change the beneficiary

•	Change the amount of insurance protection

•	Change the death benefit option you have selected

•	Surrender your Policy for its net cash surrender value

•	Take partial withdrawals from your Policy (up to the net cash surrender value amount)

•	Choose the form in which you would like the death benefit or other proceeds paid out from your Policy

Most of these options are subject to limits that are explained later in this prospectus.

If you want to purchase a Policy, you must complete an application and submit it to one of our authorized financial professionals. We require satisfactory evidence of insurability, which may include a medical examination. We evaluate the information provided in accordance with our underwriting rules and then decide whether to accept or not accept the application. Insurance coverage under the Policy is effective on the policy date after we accept the application, receive the initial premium payment, and all underwriting and administrative requirements have been met.

The maturity date of a Policy is the policy anniversary nearest the insured’s 121st birthday. If the Policy is still in force on the maturity date, a maturity benefit will be paid. The maturity benefit is equal to the policy value less any policy loan, including any capitalized interest on any such loan (Net Policy Value), on the maturity date. Upon written request of the owner, the Policy will continue in force beyond the maturity date. Thereafter, the death benefit will be the Net Policy Value.

Who Owns the Policy?

You decide who owns the Policy when you apply for it. The owner of the Policy is the person who can exercise most of the rights under the Policy, such as the right to choose the beneficiary, the Variable Investment Options and Fixed Account Options, and the right to surrender the Policy. Whenever we have used the term “you” in this prospectus, we have assumed that you are the owner or the person who has whatever right or privilege we are discussing.

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What Payments Must I Make Under the Policy?

Premium Payments

Amounts you pay to us under your Policy are called premiums or premium payments. The amount we require as your first premium depends on a number of factors, such as age, sex, rate classification, the amount of insurance specified in the application, and any supplemental benefits. You will have a schedule of planned premium payments. However, within limits, you can make premium payments when you wish, and additional or unplanned premiums may be paid in any amount and at any time. That is why the Policy is called a flexible premium Policy.

Paying the planned premiums may not be sufficient to keep the policy in force. A premium may not be less than the minimum shown in your contract (generally at least $25). We may require satisfactory evidence of insurability before accepting any premium which increases our net amount at risk (the difference between the death benefit and the policy value).

We may also limit premium payments as necessary in order to qualify the Policy as life insurance under the Internal Revenue Code of 1986, as amended (the “Code”). No payment will be returned or refused if it is necessary to continue coverage (that is, to prevent lapse), but the premium allotted to the Policy may be reduced (to maintain qualification as life insurance) and the balance retuned to you. See “How Is the Policy Treated Under Federal Income Tax Law” in this prospectus.

If you make a premium payment that exceeds certain other limits imposed under federal tax law, your Policy could become a modified endowment contract under the Code. If the Policy is a modified endowment contract, then you could incur adverse tax consequences, including penalties, on any amounts you take out (as either withdrawals or loans). You are solely responsible for monitoring your Policy and meeting applicable requirements; however, we will endeavor to notify you on a timely basis, and may elect to refund certain amounts of premium paid, if we believe you have exceeded this limit and the Policy has become a modified endowment contract under the Code. See “How Much Life Insurance Does the Policy Provide?” and “How Is the Policy Treated Under Federal Income Tax Law?” in this prospectus.

A premium charge will be deducted from each premium, and the remaining amount (the net premium) will be credited to the policy value and allocated to the Investment Options according to your elections.

Planned Premiums

The Policy Specifications Page of your Policy will show the planned premium for the Policy. You choose this amount in the policy application. We will send a premium reminder notice to you based upon the planned premium that you specified in your application, with the exception of monthly premiums being paid via electronic fund transfer program. You also choose in your application how often to pay planned premiums — annually, semi-annually, quarterly or monthly. You are not required to pay the planned premium as long as your Policy has sufficient value to pay policy charges or the No-Lapse Guarantee feature is in effect. See “Lapse and Reinstatement” below.

Although you may have a schedule of planned premiums, your Policy can lapse even if you pay all of the planned premiums on time (unless the No-Lapse feature is in effect). When a Policy lapses, it terminates and has no value, and no benefits are paid upon the death of the insured.

If all premium payments cease, this Policy will continue, subject to the Grace Period provision (see below), for as long as the values in this Policy are sufficient to keep it in force.

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Ways to Pay Premiums

If you pay premiums by check, your check must be drawn on a U.S. bank in U.S. dollars and made payable to The Penn Mutual Life Insurance Company. Premiums after the first must be sent as follows: (1) checks sent by mail: The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania 19101- 7460, and (2) checks sent by overnight delivery: The Penn Mutual Life Insurance Company, Payment Processing Center, ATTN: Penn Mutual Life Insurance Company, Lockbox #7460, 525 Fellowship Road, Suite 330, Mt. Laurel, NJ 08054-3415.

We will also accept premiums:

•	by wire or by exchange from another insurance company;

•	via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method);

•

on-line at www.pennmutual.com for initial premium payments which will be drawn electronically from your bank account (you will need to have your policy number and checking or savings account information on hand); or

•	if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your Penn Mutual Life Insurance Company financial professional or by contacting our office.

If a loan is outstanding, deposits or other amounts received that are not designated as a loan repayment will be treated and applied as premium payments.

No-Lapse Feature

Your Policy will remain in force during the no lapse period, regardless of investment performance and your net cash surrender value, if (a) equals or exceeds (b), where:

(a)	is the total premiums you have paid, less any partial surrenders you made; and

(b)	is the “no-lapse premium” specified in your Policy, multiplied by the number of months the Policy has been in force.

The no lapse period is determined at issue and is the earlier of 20 years or to the policy anniversary nearest the insured’s attained age 80, with a minimum of 5 years.

The “no-lapse premium” will generally be less than the monthly equivalent of the planned premium you specified.

Policy distributions will affect the no-lapse guarantee and outstanding loans will nullify the no-lapse guarantee if the loans equal or exceed the cash surrender value. See “What Is a Policy Loan?” in this prospectus.

Tax-Free “Section 1035” Insurance Policy Exchanges

Generally, you can exchange one life insurance policy for another policy related to the same insured in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. Also, some charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. In addition, Treasury

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regulations provide that an exchange of a policy may be treated as a reportable policy sale, resulting in the death benefit under the new policy being partially taxable, unless you have a substantial family, business, or financial relationship with the insured at the time of the exchange. You should not exchange another policy for this one unless you determine, after knowing all of the facts, that the exchange is in your best interest.

The final surrender value of your existing policy may be impacted by increases or decreases in policy values that result from market fluctuations during the period between submission of the exchange request and actual processing. The final surrender value may be calculated (by the existing policy issuer) sometime after we receive your exchange request in Good Order. In addition, as we will not issue the new policy until we have received an initial premium from your existing insurance company, the issuance of the policy in an exchange could be delayed.

Grace Period; Lapse and Reinstatement

If the net cash surrender value of your Policy is not sufficient to pay policy charges, and the no-lapse feature is not in effect, you will have a 61 day grace period to make that payment. During the grace period, the policy value, cash surrender value and death benefit are calculated in the same manner as before the Policy entered the grace period. We will notify you of how much premium you will need to pay to keep the Policy in force. If you don’t pay at least the required amount by the end of the grace period, your Policy will terminate (i.e., lapse). All coverage under the Policy will then cease. If you die after the end of the grace period, when the Policy has terminated, your beneficiary will not receive any death benefit.

If the Policy terminates, you can apply to reinstate it within five years from the date of lapse if the insured is alive. You will have to provide evidence that the insured person still meets our requirements for issuing insurance. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements. The minimum amount of premium to be paid on reinstatement is equal to an amount to make the net cash surrender value positive plus the Monthly Deductions for the two policy months following the reinstatement date, or the amount necessary to satisfy the No-Lapse Feature at the date of reinstatement and for two policy months following the reinstatement date (if applicable). Policy debt which existed at the end of the grace period must either be repaid or reinstated.

Following reinstatement, the No-Lapse Feature is available. Any supplemental riders attached to the Policy prior to lapse may be reinstated with the exception of the Overloan Protection Benefit Rider.

Premiums Upon an Increase in the Specified Amount

If you increase the Specified Amount of insurance, you may wish to pay an additional premium or make a change in planned premiums. See “Can I Change Insurance Coverage Under the Policy?” in this prospectus. We will notify you if an additional premium or a change in planned premiums is necessary.

How Are Amounts Credited to the Variable Investment Options of the Separate Account?

From each premium payment you make, we deduct a percent of premium charge. We allocate the rest (the net premium) to the Variable Investment Options and Fixed Account Options you have selected. Allocations must be in whole number percentages and must total 100% of premium.

Allocation of Net Premiums. The initial net premium, and any additional premium paid before the Policy is issued, will be allocated based on the Initial Premium Allocation specified on your Policy Specifications Page. On the Allocation Date listed on your Policy Specifications Page, the assets will be allocated to the Variable Investment Options of the Separate Account, to the fixed account or to the Fixed Dollar Cost Averaging Account as directed by You in the application for the Policy. Subsequent or future net premiums generally will be allocated as directed by You. You may change the allocation of future premium payments at any time. The minimum amount that can be allocated to an investment (if anything is allocated) is $25.

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When a payment is allocated to a Variable Investment Option, or transferred from one of the Fixed Account Options to a Variable Investment Option, or from one Variable Investment Option to another, accumulation units of the receiving investment option are credited to the Policy in accordance with the Company’s standard procedures, generally based on the net asset value next computed after receipt in good order. The number of accumulation units credited is determined by dividing the amount allocated or transferred by the value of an accumulation unit of the investment option for the current valuation period. A valuation period is the period from one valuation of investment option assets to the next.

For each Subaccount, the value of an accumulation unit is valued each day shares of the fund held in the Subaccount are valued (normally as of the close of business each day the New York Stock Exchange is opened for business). It is valued by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is an index used to measure the investment performance of each Subaccount from one valuation period to the next. The net investment factor is determined by dividing (a) by (b), where:

(a)

is the net asset value per share of the fund held in the Subaccount, as of the end of the current valuation period, plus the per share amount of any dividend or capital gain distributions by the fund if the “ex-dividend date” occurs in the valuation period; and

(b)	is the net asset value per share of the fund held in the Subaccount as of the end of the last prior valuation period.

For information on how amounts are credited to the Fixed Account Options, see Appendix B.

How Much Life Insurance Does the Policy Provide?

In your application for the Policy, you tell us how much life insurance coverage you want on the life of the insured. This is called the Specified Amount of insurance. The minimum Specified Amount of insurance that you can purchase is $50,000 ($100,000 for issue ages 71 to 85). Insurance coverage under the Policy is effective on the policy date after we accept the application, receive the initial premium payment, and all underwriting and administrative requirements have been met.

Death Benefit Options

When the insured dies, we will pay the beneficiary the death benefit less the amount of any outstanding loan and any unpaid policy charges. We offer two different types of death benefits payable under the Policy — Option 1 which is a level death benefit option and Option 2 which is an increasing death benefit option. You choose which one you want in the application. They are:

•	Option 1 — The death benefit is the greater of (a) the Specified Amount of insurance, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

•

Option 2 — The death benefit is the greater of (a) the Specified Amount of insurance plus your policy value on the date of death, or (b) the “applicable percentage” of the policy value on the date of the insured’s death.

For purposes of both death benefits, policy value includes amounts in the Variable Investment Options and/or the Fixed Account Options.

The “applicable percentages” depend on the life insurance qualification test you chose on the application. If you chose the Guideline Premium Test/Cash Value Corridor Test, the “applicable percentage” is 250% when the insured has attained age 40 or less and decreases to 100% when the insured attains ages 96 through 120. For the Cash Value Accumulation Test, the “applicable percentages” will vary by attained age and the insurance risk characteristics.

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If the investment performance of the Variable Investment Options you have chosen is favorable, the amount of the death benefit may increase. However, under Option 1, favorable investment performance will not ordinarily increase the death benefit for several years and may not increase it at all, whereas under Option 2, the death benefit will vary directly with the investment performance of the policy value.

Assuming favorable investment performance, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk we take. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Death benefits are calculated based on values as of the date of death. We will ordinarily pay the death benefit within seven days after receipt at our office of all the documents required for completion of the transaction in good order.

Can I Change Insurance Coverage Under the Policy?

Change of Death Benefit Option

You may change your insurance coverage from Option 1 to Option 2 and vice-versa, subject to the following conditions:

•	after the change, the Specified Amount of insurance must be at least equal to the minimum Specified Amount under your Policy; and

•	no change may be made in the first policy year and no more than one change may be made in any policy year.

Changes in the Specified Amount of Insurance

You may increase the Specified Amount of insurance, subject to the following conditions:

•	you must submit an application along with evidence of insurability acceptable to Penn Mutual;

•	no change may be made in the first policy year;

•	any increase in the Specified Amount must be at least $10,000; and

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law.

You may decrease the Specified Amount of insurance, subject to the following conditions:

•	no change may be made in the first policy year;

•	no change may be made if it would cause the Policy not to qualify as insurance under federal income tax law;

•	no decrease may be made within one year of an increase in the Specified Amount;

•	any decrease in the Specified Amount of insurance must be at least $10,000 and the Specified Amount after the decrease must be at least equal to the minimum Specified Amount under your Policy; and

•	any decrease in the Specified Amount of insurance in the first five policy years will be subject to a surrender charge.

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Exchange of Policies

For a Policy issued in a business relationship, you may obtain a rider that permits you to exchange the Policy for a new Policy covering a new insured in the same business relationship, subject to the terms of the rider. See “What Are the Supplemental Riders and Benefits That Are Available? — Supplemental Exchange Rider” in this prospectus.

Consequences of Changing Insurance Coverage

See “How Is the Policy Treated Under Federal Income Tax Law?” in this prospectus for information about possible tax consequences of changing your insurance coverage under the Policy.

What Is the Value of My Policy?

You may allocate or transfer your policy value to Variable Investment Options and/or the Fixed Account Options. (“Policy value” is also known as cash value).

Your policy value that is allocated (or transferred) to Variable Investment Options ( in accordance with your direction), will vary with the investment performance of the shares of the Funds held by the applicable Variable Investment Options, increasing with positive investment performance (net of fees and charges) and decreasing with negative performance.

The amount you allocate to the Traditional and Holding Fixed Accounts will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 2.00% for the Traditional Fixed Account and at least 1.00% for the Holding Fixed Account. The current declared rate will appear in the annual statement we will send to you. If you want to know what the current declared rate is, simply call or write to us. See “How Do I Communicate With Penn Mutual?” in this prospectus. Amounts you allocate to an Indexed Fixed Account will earn at least the guaranteed interest rate for the applicable Indexed Fixed Account noted in Appendix B. Amounts you allocate to the Fixed Account Options will not be subject to the mortality and expense risk asset charge described later in this section or to Fund expenses. Your policy value (including amounts in the Fixed Account Options) will be reduced by deductions we make from your Policy for policy charges. See “What Are the Fees and Charges Under The Policy?” in this prospectus.

At any time, your policy value is equal to:

•	the net premiums you have paid (your premiums less the percent of premium charges);

•	plus or minus the investment results in the part of your policy value allocated to the Variable Investment Options;

•	plus interest credited to the amount in the part of your policy value (if any) allocated to the Fixed Account Options;

•	minus policy charges we deduct; and

•	minus partial withdrawals you have made.

If you borrow money under your Policy, other factors affect your policy value. See “What Is a Policy Loan?” in this prospectus.

The “cash surrender value” is equal to your policy value (as described above) decreased by any surrender charge. The “net cash surrender value” of your policy is equal to your policy value (as described above), less any policy loan outstanding and less any surrender charge that then applies. You can only withdraw or borrow up to the net cash surrender value (not the policy value), and on a full surrender you receive only the net cash surrender value.

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Policy Value Enhancement

After the later of the insured reaching attained age 35 and the completion of the 10th policy year, we will credit a policy value enhancement on future monthly policy anniversaries. The amount of the policy value enhancement will be equivalent to an annual effective rate of 0.40% of the value of the Variable Investment Options. The policy value enhancement will be applied pro-rata across the Variable Investment Options.

How Can I Change the Policy’s Investment Allocations?

Future Premium Payments

You may change the investment allocation for future premium payments at any time. You make your original allocation in the application for your Policy. The percentages you select for allocating premium payments must be in whole numbers and must equal 100% in total.

Transfers Among Variable Investment Options and the Fixed Account Options

You may also transfer amounts from one investment option to another, and to and from the Indexed Fixed Account and Traditional Fixed Account. To do so, you must tell us how much to transfer, either as a percentage or as a specific dollar amount. Transfers may be subject to a minimum transfer amount specified in your Policy (generally $25 or the amount held under the Variable Investment Options or Fixed Account Options from which you are making the transfer, if less).

Transfers may only be made into an Indexed Fixed Account on a segment date, which can only be on a monthly policy anniversary date. If you transfer to the Indexed Fixed Accounts on a date other than the segment date, the amount will be required to be transferred to the Fixed Interest Holding Accounts first until the next segment date. Transfers from the Indexed Fixed Accounts may only be made on a segment maturity date, which is generally the one-year anniversary of the date you transferred into the Indexed Fixed Account. See Appendix B for more information about transfers to and from the Indexed Fixed Accounts. Transfers may be made to and from the Traditional Fixed Account Option at any time, provided that the sum of all transfers in a policy year cannot exceed the greater of (a) 25% of the Traditional Fixed Account value at the previous policy anniversary, (b) $5,000, and (c) the total amount transferred from the Traditional Fixed Account in the previous policy year. At any time within the first 18 policy months while this policy is in force during the life of the Insured, the owner may transfer all amounts held in the Variable Investment Options to the Traditional Fixed Account without restriction, minimum or charge. Following such transfer, no future premiums may be allocated to the Variable Investment Options and no transfers may be made to the Variable Investment Options. This will have the effect of converting the policy to a fixed universal life insurance policy.

Potential Restrictions on Transfers

Your right to make transfers under the Policy is subject to modification if we determine in our sole discretion that the exercise of that right will disadvantage or potentially hurt the rights or interests of other policy owners. Such restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right, which the Company considers to be to the actual or potential disadvantage of other policy owners. Any modification may be applied to transfers to or from some or all of the Variable Investment Options, the Indexed Fixed Accounts, and the Traditional Fixed Account and may include, but not be limited to:

(a)

restricting the dollar amount, the number of transfers made during a defined period, and the method used to submit transfers (this could include not allowing telephone, internet, or other electronic transfers);

(b)	waiving or reducing any or all of the restrictions, uniformly to all members of the same class of policies, on transfers described in this Policy;

(c)	revoking any waiver or reduction, uniformly to all members of the same class of policies; and

(d)	terminating transfer privileges at any time (for all, some, or specific policy owners).

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General Information on Market Timing

The Policy is not designed for individuals and professional market timing organizations that use programmed and frequent transfers among investment options. We therefore reserve the right to change our telephone and internet transaction policies and procedures at any time to restrict the use of telephone and internet transfers for market timing and to otherwise restrict market timing, up to and including rejecting transactions we reasonably believe are market timing transactions, when we believe it is in the interest of all of our Policy owners to do so. However, we may not be able to detect all market timing and may not be able to prevent frequent transfers, and any possible harm caused by those we do detect. We will notify you of any actions we take to restrict your ability to make transfers.

Frequent Trading Risks.  Frequent transfers (exchanges) among Subaccounts (the Variable Investment Options) and market timing by policy owners can reduce the long–term returns of the underlying Funds. The reduced returns could adversely affect the policy owners, annuitants, insureds or beneficiaries of any variable annuity or variable life insurance policy issued by any insurance company with respect to values allocated to the underlying Fund. Frequent exchanges may reduce the Fund’s performance by increasing costs paid by the Fund (such as brokerage commissions); they can disrupt fund management strategies; and they can have the effect of diluting the value of the shares of long term shareholders in cases in which fluctuations in markets are not fully priced into the Fund’s net asset value.

The Funds available through the Variable Investment Options (the subaccounts of the Separate Account) generally cannot detect individual policy owner exchange activity because they are owned primarily by insurance company separate accounts that aggregate exchange orders from owners of individual policies.

Accordingly, the Funds are dependent in large part on the rights, ability and willingness of the participating insurance companies to detect and deter short-term trading by policy owners. We have entered into an agreement with the Funds that requires us to provide the Funds with certain policy owner transaction information to enable the Funds to review the individual policy owner transaction activity involving the Funds.

Frequent Trading Policies and Procedures.  We have adopted policies and procedures designed to discourage excessive trading and market timing activities. Transaction reporting has been implemented to monitor activity to identify and detect potential excessive trading and/or marketing timing. Transactions that exceed certain predefined parameters, such as frequency of exchanges, will be evaluated to determine if such activity constitutes excessive trading and/or market timing activity. If activity is determined to be excessive in nature, communication is sent to the policy owner and certain account privileges, such as the ability to trade online, may be suspended for a certain period of time requiring subsequent requests to be mailed.

If requested by the investment adviser and/or sub-adviser of a Fund, we will consider additional steps to discourage excessive trading and market timing activities. In addition, we reserve the right to reject any premium payment or transfer request at any time for any reason.

What Are the Fees and Charges Under the Policy?

Policy value allocated to the Variable Investment Options and the Fixed Account Options is subject to the fees and charges described below, including the Percent of Premium Charge, the Monthly Deductions, the Transfer Charge, the Surrender Charge and the Partial Withdrawal Processing Fee (except that the Mortality and Expense Risk Asset Charge is only deducted from the Variable Investment Options).

Percent of Premium Charge

This charge of 8.00% (currently reduced to 5.00% of all premiums paid in policy years 2 and later) is deducted from premium payments before allocation to the Variable Investment Options and Fixed Account Option. This charge is to partially compensate us for the expense of selling and distributing the Policies, state premium taxes and the federal income tax burden (the Deferred Acquisition Cost or DAC tax) that we expect

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will result from the premiums. State premium taxes range from 0.50% to 3.50%; some states do not impose premium taxes. We can increase this charge in the future (up to a guaranteed maximum of 8.00% of every premium, in all policy years); we will notify you in advance if we change our current rates.

Monthly Deductions

•

Insurance Charge — A monthly charge for the cost of insurance protection is subtracted from the policy value. The amount of insurance risk we assume varies from Policy to Policy and from month to month. The amount of insurance risk is affected by the investment performance of the Variable Investment Options, payment of premiums, and charges. The insurance charge (also called a cost of insurance charge) therefore also varies. To determine the charge for a particular month, we multiply the amount of insurance for which we are at risk by a cost of insurance rate based upon an actuarial table. The amount of insurance is the “net amount at risk,” or the difference between the death benefit and the policy value. The table in your Policy will show the maximum cost of insurance rates that we can charge. The cost of insurance rates that we currently apply are generally less than the maximum rates shown in your Policy. The table of rates we use will vary by issue age, policy duration, gender, and rate class. We place insureds in a rate class when we issue the Policy and when an increase in coverage is effective, based on our examination of information bearing on insurance risk. We currently place people we insure in the following rate classes: a standard tobacco, preferred tobacco, standard non-tobacco, preferred non-tobacco or preferred plus non-tobacco rate class. We may also place certain people in a rate class involving a higher mortality risk than the standard tobacco or standard non-tobacco classes (a “substandard class”). Insureds age 19 and under are placed in a rate class that does not distinguish between tobacco and non-tobacco rates. When an increase in the Specified Amount of insurance is requested, we determine whether a different rate will apply to the increase based on the age of the insured on the effective date of the increase and the rate class of the insured on that date.

•

Per Policy Expense Charge — A monthly charge to help cover our administrative costs. This charge is a flat dollar charge of up to $9 (currently, the flat charge is $8 — we will notify you in advance if we change our current rates). Administrative expenses relate to premium billing and collection, recordkeeping, processing of death benefit claims, policy loans and policy changes, reporting and overhead costs, processing applications and establishing policy records.

•

Expense Charge per Thousand of Specified Amount — A monthly charge to help cover our administrative costs as described in the paragraph above. For the first 120 months after the policy date we will deduct the charge based on the initial Specified Amount of insurance, and for the first 120 months after any increase in the Specified Amount we will deduct the charge based on the increase. The charge is equal to the current rate as set forth in your Policy times each $1,000 of the initial and the increased Specified Amount of insurance. The charge varies with the age, gender and rate class of the insured (as measured at issue or on the effective date of the increase).

•

Mortality and Expense Risk Asset Charge — A monthly charge to cover mortality and expense risks. The mortality risk we assume is the risk that the persons we insure may die sooner than anticipated and that Penn Mutual will pay an aggregate amount of death benefits greater than anticipated. The expense risk we assume is the risk that expenses incurred in issuing and administering the Policies and the Separate Account will exceed the amount we charge for administration. We will notify you in advance if we change our current rates. We may realize a profit from the charges, and if we do, it will become part of our surplus.

•	Optional Supplemental Rider Charges — Monthly charges for any optional supplemental insurance benefits that are added to the Policy by means of a rider. (A charge can also apply

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upon exercise of certain rider benefits). Please see the Fee Table “Periodic Charges under Optional Supplemental Riders” in this Prospectus and “What are the Supplemental Riders and Benefits That Are Available?” for more information about these charges.

Allocation of Monthly Deduction.  In accordance with our rules, you may specify the Variable Investment Options and Fixed Account Options (except the twelve-month dollar cost averaging fixed account) from which Monthly Deductions are deducted. You may make this election when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. If you do not specify which Variable Investment Options and Fixed Account Options from which the Monthly Deductions are deducted, or if any of the options you specify have insufficient funds to cover your specified percentage deduction, the Monthly Deduction will be deducted pro-rata from each of your remaining Variable Investment Options and Fixed Account Options (except the twelve-month dollar cost averaging fixed account). Deductions will be taken from the twelve-month dollar cost averaging fixed account only when there are no funds available under the investment options and the other Fixed Account Options. This election or pro-rata deduction does not apply to the Mortality and Expense Risk Asset Charge, which is applied only to the value in the Variable Investment Options.

Transfer Charge

While we do not currently intend to impose a transfer fee, we reserve the right to impose a $10 charge on any transfer of policy value among Variable Investment Options and/or the Fixed Account Option if the transfer exceeds 12 transfers in a policy year. The charge is deducted from the amount transferred. If this charge is imposed, it would be intended to partially offset the costs of multiple transfers in a year. We will notify policy owners in advance if we decide to impose the charge. We will not impose a charge on any transfer made under dollar cost averaging or asset rebalancing.

Surrender Charge

If you surrender your Policy within the first 9 policy years or within 9 years of an increase in the Specified Amount of insurance under your Policy, we will deduct a surrender charge from your policy value.

With respect to a surrender within the first 9 policy years, the surrender charge equals (a) multiplied by (b), where:

(a)	is the surrender charge premium (which is an amount calculated separately for each Policy); and

(b)	is the applicable surrender factor from the table below in which the policy year is determined.

With respect to a surrender within 9 years of an increase in the Specified Amount of insurance under your Policy, the surrender charge is based on the amount of the increase and on the attained age of the insured at the time of the increase. The charge equals (a) multiplied by (b), where:

(a)	is the surrender premium based on the age and class of the insured at the time of increase; and

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(b)

is the applicable surrender factor from the table below, assuming for this purpose only that the first policy year commences with the policy year in which the increase in the Specified Amount of insurance becomes effective.

Surrender During Policy Year	Surrender Factor
1	1.00
2	1.00
3	0.98
4	0.95
5	0.89
6	0.78
7	0.65
8	0.51
9	0.34
10+	0.00

Example:  Assume a 45 year old male non-smoker with a $500,000 Specified Amount and a premium of $100,000. The surrender charge in the first policy year is $10,750.00 and in the eighth policy year it is $5,482.50.

A surrender charge will also be deducted from the policy value upon a decrease in the Specified Amount in the first five policy years except for decreases that were caused by partial withdrawals or changes to the Death Benefit option. The charge is based on a proportional amount of the decreased Specified Amount of the coverage decreased. There will be a proportional reduction in the surrender charge premium for the remaining surrender charges. The Surrender Charge will be deducted from the Variable Investment Options, Traditional Fixed Account, Holding Fixed Accounts, and Indexed Fixed Accounts on a pro-rata basis in proportion to the current value of each account. If there is not enough value in these accounts, deductions will be made from the Fixed Dollar Cost Averaging Account.

The surrender charges are intended to reimburse us, in part, for the expenses incurred in the sale and distribution of the policy.

Partial Withdrawal Processing Fee

If you take a partial withdrawal from your Policy, we will deduct the lesser of $25 or 2.00% of the amount withdrawn. The fee will be deducted from the available net cash surrender value and will be considered part of the partial withdrawal. This charge is intended to partially offset the cost of processing a partial withdrawal.

Asset Charge

The Indexed Fixed Account may be subject to an Asset Charge. See Appendix B for more details.

Policy Loan Interest

You will be subject to a net interest charge on any outstanding loan, which is the difference between the interest you are charged on the amount of the loan and the amount of interest that we pay on amounts held in the collateral or Policy Loan Account. On a guaranteed basis, in no event will the net interest charge be greater than 1.00% on a Traditional Loan during the first 11 policy years. Starting in the 11th policy year, the net interest charge will be in no event greater than 0.25%. For more information concerning policy loans, including the associated charges, see “What is a Policy Loan?” For more information on the charges for Indexed Loans, see the discussion of Indexed Loans in Appendix B.

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Description of Underlying Fund Charges

The Funds underlying the Variable Investment Options must pay investment management fees and other operating expenses. These fees and expenses are different for each Fund and reduce the investment return of each Fund. Therefore, they also indirectly reduce the return you will earn on any Variable Investment Options you select. Expenses of the underlying Funds are not fixed or specified under the terms of your policy, and those expenses may vary from year to year. Please see Appendix A to this prospectus (and the applicable Fund’s Prospectus) for more information on fees and expenses of the Funds.

Reduction of Charges

This Policy is available for purchases by corporations and other groups or sponsoring organizations on a multiple life basis where insureds share a common employment or business relationship. We reserve the right to reduce the premium charge or any other charges on certain cases, where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative or other costs. Eligibility for these reductions and the amount of reductions may be determined by a number of factors, including but not limited to, the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the Policies are being purchased, the expected persistency of the Policies and any other circumstances which we believe to be relevant to the expected reduction of expenses.

We also reserve the right to reduce premium charges or any other charges under a Policy where it is expected that the issuance of the Policy will result in savings of sales, underwriting, administrative or other costs. In particular, we would expect such savings to apply, and our expenses to be reduced, whenever a Policy is issued in exchange for another life insurance policy issued or administered by us.

Some of these reductions may be guaranteed, and others may be subject to withdrawal or modification by us. All reductions will be uniformly applied, and they will not be unfairly discriminatory against any person.

What Are the Supplemental Riders and Benefits That Are Available?

In addition to the standard death benefit associated with your Policy, other standard and optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.

Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

AccidentalDeath Benefit Rider	Provides an additional death benefit if the insured’s death results from an accidental cause, as defined in the rider.	Optional. May be elected at any time.

•   Not available for all policies.

•   We will pay the additional death benefit only if the insured dies within 180 days following the accidental bodily injury.

•   No benefit is payable unless the accidental bodily injury was sustained after the policy anniversary nearest to the insured’s 1st birthday and prior to the policy anniversary nearest to the

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Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

insured’s 70th birthday.

•   Certain exclusions apply, including death resulting directly or indirectly from risky activities (such as bungee jumping and skydiving), disease, infection, intoxication, illegal drugs, crimes, illegal occupation, suicide, etc.

AdditionalInsured Term Insurance Rider	Provides term insurance on other persons in addition to the insured, in amounts specified in the Policy Specification in the Policy.	Optional. May be elected at any time, as long as the insured meets our underwriting requirements.	• Additional Insured must meet underwriting requirements.

Waiverof Surrender Charges Rider	Provides enhanced early year cash surrender values for Policies sold in certain limited corporate markets.	Optional. May be elected only at the time the base policy is issued.

•   Not for sale in individual markets.

•   If the rider is terminated by the owner of the policy, the rider is terminated with respect to the insurance coverage provided under the policy and all applicable surrender charges would resume.

•   Not available with the Cash Value Enhancement Rider.

CashValue Enhancement Rider	Provides higher early-duration cash surrender values for certain limited corporate market applications.	Optional.	• Not available for sale in individual markets. • The policy must be sponsored by or owned by a business, corporation, or a corporate trust. • The corporation must be at least a partial beneficiary.

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Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

•   A minimum of one life can be covered.

•   The rider is terminated and the termination credit will not be applied if the policy to which this rider is attached is exchanged for another policy or has its ownership changed to a life insurance company.

•   Not available with the Waiver of Surrender Charges Rider.

Children’sTerm Insurance Rider	Provides term insurance on one or more children of the insured.	Optional. May be elected at any time.	• If the named insured in the policy dies, the term insurance on the insured child will continue until the anniversary of the policy nearest the insured child’s twenty-third birthday.

DisabilityWaiver of Monthly Deduction Rider	Provides a waiver of the monthly deductions from the value of the policy value upon the total disability of the insured.	Optional. May be elected at any time, as long as the insured meets our underwriting requirements.

•   Monthly deductions for this benefit are made until the policy anniversary nearest the insured’s 65th birthday.

•   Will terminate upon the anniversary of the policy which is nearest to the insured’s 65th birthday, provided that such termination will not affect any benefit which is payable because of a total disability of the insured prior to that anniversary.

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Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

DisabilityCompletion Benefit Rider (AKA Disability Waiver of Stipulated Premium Rider)	Provides a waiver of the monthly deductions from the policy value and payment by us of a stipulated premium upon the totally disability of the insured, as stated in the Policy.	Optional. May be elected at any time, as long as the insured meets our underwriting requirements.

•   Will terminate upon the anniversary of the policy which is nearest to the insured’s 65th birthday, provided that such termination will not affect any benefit which is payable because of a total disability of the insured prior to that anniversary.

GuaranteedOption to Increase Specified Amount Rider	Provides the owner of the Policy with the option to increase the Specified Amount of insurance in the Policy without providing evidence of insurability.	Optional. May be elected only at the time the insured purchases the base policy.

•   The option may be exercised under the rider as of any of the regular option dates or as of any alternative option date.

•   Regular option dates are the anniversaries of the policy nearest the insured’s birthday at ages 22, 25, 28, 31, 34, 37, 40, 43 and 46.

•   Alternative option dates are the 90th day following marriage of the insured, live birth of a child of the insured or legal adoption by the insured of a child less than 18 years of age, subject to certain conditions.

•   The maximum issue age for this rider is age 40.

SupplementalTerm Insurance Rider	Adds term insurance to the death benefit provided under the Policy.	Optional. May be elected only at the time the insured purchases the base policy.

•   Monthly deductions include an expense charge applied to the amount of term insurance added to the policy by the rider.

•   Monthly deductions will include a cost of insurance charge for the term insurance added by the rider.

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Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

SupplementalExchange Rider	Provides within one year following termination of a business relationship between the owner of the Policy and the insured, the policy may be exchanged for a new Policy on the life of a new insured.	Standard for all corporate-owned policies.

•   The new insured must have the same business relationship to the owner as the insured under the policy to be exchanged.

•   The new insured must submit satisfactory evidence of insurability.

•   The policy to be exchanged must be in force and not in a grace period.

•   The owner must make premium payments under the new policy to keep it in force at least two months.

•   Owner must surrender all rights in the policy to be exchanged.

OverloanProtection Rider	Allows the policyholder to access the cash value from the Policy, while providing the holder with a reduced paid-up policy in the event that the loan-to-surrender value equals or exceeds 96%.	Optional. May be elected at any time.

•   Insured’s attained age must be 75 or older.

•   Policy must be in force for a minimum for 15 years.

•   Non-taxable withdrawals must equal the total premiums paid.

•   Subject to a one-time charge of 3.50% of the policy value, which is imposed when the rider is exercised.

•   Certain changes are made to the Policy as a result of the benefit being exercised.

AcceleratedDeath Benefit Rider	Provides the insured access to a portion of death benefit while the insured is living.	Standard.	• Amount of death benefit proceeds the insured can access must be at least $10,000, but no more

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Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations

than the lesser of 50% of the total death benefit amount or $250,000. Such limits may vary depending upon the state.

•   Insured must be diagnosed by a licensed physician of the United States as being terminally ill with a life expectance of 12 months or less (24 months or less in Massachusetts). The physician may not be the owner, insured, beneficiary, or relative of the insured.

•   Electing this rider will reduce the death benefit that is payable under the base policy upon the death of the insured.

ChronicIllness Accelerated Benefit Rider	Provides access to a portion of the death benefit while the insured is living if the insured is certified with a Chronic Illness.	Optional. May be elected at any time, as long as the insured meets our underwriting requirements.

•   Continuous care in an eligible facility or at home must be expected to be required for the insured’s life.

•   Limits apply to the Accelerated Benefit Payments

•   Chronic Illness is defined in the rider (based on inability to perform specified Activities of Daily Living, or severe cognitive impairment).

•   Chronic illness must be certified by a licensed health care professional (not the insured, owner, or beneficiary or a relative of any of them).

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Name of Benefit	Purpose	Is this Benefit Standard or Optional?	Brief Description of Restrictions/Limitations
• Upon each Accelerated Benefit Payment, the death benefit will be reduced by an amount greater than the payment amount.

VariableDollar Cost Averaging Account	Automatically makes monthly transfers from the money market investment option to one or more of the other Variable Investment Options and to one or more of the Indexed Fixed Accounts in the Fixed Account.	Optional	• Requires that at least $600 be allocated to the Variable Dollar Cost Averaging Account. • The amount transferred each month must be at least $25. • Does not guarantee a profit or prevent a loss.

FixedDollar Cost Averaging Account	Allows you to allocate all or a portion of a premium payment to the Fixed Dollar Cost Averaging Account, where it is automatically re-allocated each month to one or more of the investment options you select.	Optional	• Requires that at least $600 be allocated to the Fixed Dollar Cost Averaging Account. • The amount transferred each month must be at least $25. • Does not guarantee a profit or prevent a loss.

AssetRebalancing	Automatically reallocates your policy value among the Variable Investment Options in accordance with the proportions you originally selected.	Optional	• Requires a minimum policy value of $1,000. • Does not guarantee a profit or prevent a loss.

Accidental Death Benefit Rider

This Rider provides an additional death benefit if the insured’s death results from accidental causes as defined in the Rider. This Rider is not available for all Policies. The cost of insurance rates for this Rider are based on the age, gender and rating of the insured.

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The Accidental Death Benefit will be payable upon our receipt of due proof that:

(a)	the insured has died due to an accidental bodily injury that occurred while this rider was in force;

(b)	the accidental death occurred within 180 days following the date of the accidental bodily injury;

(c)	the accidental bodily injury was sustained prior to the anniversary of this policy which is nearest to the insured’s 70th birthday; and

(d)	if this rider was issued prior to the insured’s first birthday, the accidental bodily injury was sustained on or after the anniversary of this policy which is nearest to the insured’s first birthday.

Accidental bodily injury means an injury sustained by the insured which is a direct result of an accident, independent of disease or bodily or mental illness or infirmity or any other cause, and which occurs while the rider is in force.

The Accidental Death Benefit will not be payable if the death of the insured is the result, directly or indirectly, of certain types of excluded accidents, including:

•	disease or infirmity of mind or body, or medical or surgical treatment for such disease or infirmity;

•	an infection not occurring as a direct result or consequence of the accidental bodily injury;

•	the voluntary intake or use by any means of any drug, unless prescribed or administered by a physician and taken in accordance with the physician’s instructions;

•	intoxication as defined by the jurisdiction where the accident occurred;

•	certain risky recreational activities, including bungee jumping, rock or mountain climbing, hang gliding, and skydiving;

•	suicide, or intentionally self-inflicted injury, of the insured, while sane or insane;

•	the commission or attempted commission by the insured of a felony or other participation in an illegal occupation or activity;

•	travel or flight in or descent from an aircraft of any kind while the insured is a pilot, officer or member of the crew of the aircraft;

•	war or act of war, or other special hazards incident to service in the military, naval or air forces of any country.

Example:  Assume a 45 year old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount) and purchases an additional $200,000 Accidental Death Benefit coverage. If the insured dies due to an accidental death, the total death benefit would be $700,000 . If the insured dies due to natural causes, then the death benefit would be $500,000.

Additional Insured Term Insurance Rider

This Rider provides term insurance on other persons in addition to the insured, in amounts specified in the Additional Policy Specification in the Policy. If the named insured in the Policy dies, the term insurance

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on the additional insured person will continue for 90 days during which time it may be converted into permanent insurance. The term insurance may be converted to a permanent life policy without evidence of insurability.

Under the Rider, we will deduct the cost of insurance charges from the cash value of the Policy, and a separate charge based on the Specified Amount for each additional insured during the first twelve months of the Rider. The cost of insurance rates are based on the age, gender and rate class of the additional insured. This Rider can be elected at any time, as long as the additional insured meets our underwriting requirements. The benefits provided under the Rider are subject to all of the provisions in the Rider.

Example:  Assume you have purchased the Policy and elected insurance coverage for yourself for $500,000 and added the Additional Insured Term Insurance Rider to cover your spouse for $250,000. If your spouse died, the Additional Insured Term Insurance Rider would provide for a $250,000 insurance payment as a result of your spouse’s death.

Waiver of Surrender Charges Rider

This Rider provides enhanced early year cash surrender values for Policies sold in certain limited corporate markets and is not for sale in the individual markets. The higher cash surrender is attained through a waiver of all surrender charges. Under this Rider, during the first nine policy years we deduct a monthly charge based on the original Specified Amount (of the Policy plus any Term Insurance Benefit of a Supplemental Term Insurance Rider) and a monthly charge based on increases in the Specified Amount (of the Policy plus any Term Insurance Benefit of a Supplemental Term Insurance Rider) during the first nine policy years after the increase. The charge varies based on the insured’s rate class, issue age, and gender (if applicable). Decreases in coverage do not affect the charge for this Rider. The charge will continue to be applied based on the higher original and/or increased Specified Amount. This charge will be included in the no-lapse premium calculation. If the Rider is terminated by the owner of the Policy, the Rider is terminated with respect to insurance coverages provided under the Policy and all applicable surrender charges would resume. You may add this Rider to your base Policy only at the time you purchase your Policy. The benefits provided under the Rider are subject to all provisions of the Rider. This Rider is not available with the Cash Value Enhancement Rider.

Example:  Assume a 45 year old purchased the Policy with a $500,000 Specified Amount and elected the Waiver of Surrender Charges. If you subsequently surrendered your Policy at the end of the 3rd policy year and the conditions of the Rider have been met, the surrender charge of $10,535.00 would be waived.

Cash Value Enhancement Rider

This Rider will provide higher early-duration cash surrender values for certain limited corporate market applications and will not be available for sale in the individual markets. The higher cash surrender values will be accomplished through a termination credit during the first nine policy years while the Rider is in force.

There are several limits to the use of this Rider. The Policy must be sponsored by or owned by a business, a corporation, or a corporate trust. The corporation must be at least a partial beneficiary. If the Policy is in support of a corporate-sponsored non-qualified deferred compensation plan, a corporate board resolution authorizing the plan or a copy of the plan document must be included with the policy application. A minimum of one life can be covered. If the Policy to which this Rider is attached is exchanged for another policy or has its ownership changed to a life insurance company, the Rider is terminated and the termination credit will not be applied.

The monthly deduction for this Rider is a monthly administrative expense charge per $1,000 of Specified Amount assessed against the initial Specified Amount of the Policy and any initial Supplemental Term Insurance during each of the first nine policy years. The deduction varies based on the insured’s rate class, issue age, and gender (if applicable). This Rider is not available with the Waiver of Surrender Charges Rider.

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Example:  Assume a 45 year old purchased the Policy and elected the Cash Value Enhancement Rider. If you subsequently surrendered your Policy at the end of the 3rd policy year and the conditions of the Rider have been met, the Net Cash Surrender Value would be modified to include a Termination Credit as follows:

Additional assumptions:

•	$500,000 Specified Amount

•	$50,000 Net Cash Surrender Value (prior to the Termination Credit)

•	$9,000 Total accumulated monthly deductions through year 3

•	75% Termination Factor

•	$10,535 surrender charge

Termination Credit = Surrender Charge + Termination Factor * Total accumulated monthly deductions = $10,535 + 75% * $9,000 = $17,285.

Net Cash Surrender Value = Net Cash Surrender Value (prior to the Termination Credit) + Termination Credit = $50,000 + $17,285 = $67,285

Children’s Term Insurance Rider

This Rider provides term insurance on one or more children of the insured of the Policy in amounts described in the Policy. If the named insured in the Policy dies, the term insurance on the insured child will continue until the anniversary of the Policy nearest the insured child’s twenty-third birthday and we will waive the cost of insurance for the term insurance. On the anniversary of the Policy nearest the child’s twenty-third birthday, the Rider may be converted without evidence of insurability to a new life insurance policy.

Under the Rider, we will deduct a cost of insurance charge. The cost of insurance charge is a flat monthly charge based on the rider Specified Amount without regard to the number of children, their ages, or gender. This Rider can be elected at any time. The benefits provided by the Rider are subject to the provisions in the Rider.

Example:  Assume a 45 year old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount) and purchases an additional $25,000 of Children’s Term Insurance coverage on each of two of his children. If one of the children dies, the rider would pay the policy owner a $25,000 benefit; the policy would continue in force.

Disability Waiver of Monthly Deduction Rider

This Rider provides a waiver of the monthly deductions from the value of the policy value upon the total disability of the insured. The cost of insurance charges for this benefit are based upon the insurance provided under the Policy and the value of the Policy. The rates are based on the attained age, gender and rate class of the insured. The rates will not exceed those set forth in the Additional Policy Specifications in the Policy. Monthly deductions for this benefit are made until the policy anniversary nearest the insured’s sixty-fifth birthday. This Rider can be elected at any time, as long as the insured meets underwriting requirements. This Rider will terminate upon the anniversary of the Policy, which is nearest to the insured’s sixty-fifth birthday, provided that such termination will not affect any benefit which is payable because of a total disability of the insured which began prior to that anniversary. The benefits provided under this Rider are subject to the provisions of the Rider.

Example:  Assume a 45 year old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount) and purchases the Disability Waiver of Monthly Deductions Rider. If the insured becomes totally disabled at age 55, the policy monthly deductions will be waived as long as the disability continues.

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Disability Completion Benefit Rider (AKA Disability Waiver of Stipulated Premium Rider)

This Rider provides a waiver of the monthly deductions from the policy value and payment by us of a stipulated premium upon disability of the insured. The stipulated premium is stated in the Policy. The cost of insurance for waiver of the monthly deductions is based on the insurance provided by the base Policy and the value of the Policy. The cost of insurance for the monthly premium deposit is based on the amount of the stipulated premium. The cost of insurance rates is based on the issue age, gender and rate class of the insured. The rates will not exceed the rates shown in the Additional Policy Specifications section of the Policy. This Rider can be elected at any time, as long as the insured meets underwriting requirements. This benefit is subject to the provisions in the Rider.

Example:  Assume a 45-year-old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount) and purchases the Disability Completion Rider. If the insured become totally disabled at age 55, the policy monthly deductions will be waived and we will pay the insured the stipulated premium as long as the disability continues.

Guaranteed Option to Increase Specified Amount Rider

This Rider provides the owner of the Policy with the option to increase the Specified Amount of insurance in the Policy without providing evidence of insurability. The option may be exercised as of any of the regular option dates or as of any alternative option date. The regular option dates are the anniversaries of the Policy nearest the insured’s birthday at ages 22, 25, 28, 31, 34, 37, 40, 43 and 46. In addition, subject to certain conditions, the option may be exercised on the ninetieth day following marriage of the insured, live birth of a child of the insured and legal adoption by the insured of a child less than 18 years of age. The cost of insurance charge for the Rider is based on the issue age, gender and rate class of the insured. The cost of insurance rates for this Rider, combined with the cost of insurance rates in the Policy, will not exceed the rates shown in the Additional Policy Specifications in the Policy. You may add this Rider to your base Policy only at the time you purchase your Policy. The maximum issue age for this Rider is age 40. This option is subject to the provisions in the Rider.

Example:  If a Policy owner purchases the Policy at age 30 with insurance coverage of $500,000, the owner may exercise the option to increase the coverage to $750,000 at age 40, without being required to provide any additional evidence of insurability at age 40.

Supplemental Term Insurance Rider

This Rider adds term insurance to the death benefit provided under the Policy. The Rider modifies the death benefit options (as provided in the Policy) as follows.

Option 1 — The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy and the amount of term insurance added by the Rider, or (b) the applicable percentage of the policy value on the date of the insured’s death.

Option 2 — The death benefit is the greater of (a) the sum of the amount of insurance specified in the Policy, the amount of term insurance added by the Rider and the policy value on the date of the insured’s death, or (b) the applicable percentage of the policy value on the date of the insured’s death.

Additional information on the death benefit options may be found under “How Much Life Insurance Does the Policy Provide?” in this prospectus.

The amount of term insurance added by the Rider may, upon written application and receipt by us of satisfactory evidence of insurability, be increased by no less than $10,000.

The monthly deductions under the Policy include an expense charge applied to the amount of term insurance added to the Policy by the Rider. The expense charge will not exceed the maximum charges shown in the Policy.

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The monthly deductions under the Policy will include a cost of insurance charge for the term insurance added by the Rider. The cost of insurance rates for the term insurance will not exceed those shown for the Rider in the Additional Policy Specifications in the Policy.

The surrender charges under the Policy will also include a surrender charge for the term insurance added by the Rider. The surrender charge premium will be increased by the amount of the term insurance added by the Rider multiplied by the unit surrender charge premium at the issue age, gender and rate class of the insured.

After the later of the insured reaching attained age 35 and the completion of the 10th policy year, we will credit a supplemental term insurance policy value enhancement on future monthly policy anniversaries. The amount of the enhancement (on both a current and a guaranteed basis) will be equivalent to an annual effective rate of 0.15% multiplied by (a), multiplied by (b), and divided by (c), where;

(a)	is the current value in the applicable account;

(b)	is the Term Insurance Benefit, and

(c)	is the sum of the Term Insurance Benefit and the Specified Amount of the policy.

For every account except the Traditional Loan Account, the supplemental term insurance policy value enhancement (STI PVE) is based on the current value in each account. For the Traditional Loan Account the STI PVE is based on the current value decreased by any policy loan in the Traditional Loan Account. The STI PVE will be applied on a pro-rata basis in proportion to these values.

It may be to your economic advantage to add life insurance protection to the Policy through the Rider. The total current charges that you pay for your insurance beyond the fifth policy year will be less with term insurance added by the Rider since the current expense charges for the Rider are zero after the fifth policy year. The current expense charges for the Policy are reduced in policy year 6 and then remain level through policy year 10. It also should be noted, however, that the total current charges in the first five policy years under the Policy will be higher with a portion of the insurance added by the Rider than they would be if all of the insurance were provided under the base Policy. The guaranteed expense charges are higher for the Rider than for the Policy. Therefore, if the current charges for the Rider increase, it may not be to your economic advantage to add term insurance protection under the Rider.

You may add this Rider to your base Policy only at the time you purchase your Policy.

Example:  Assume a 45 year old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount) and the Supplemental Term Insurance Benefit Rider with a Term Insurance Benefit of $500,000. If the insured dies, the Basic Death Benefit of the policy will be adjusted to include both the Specified Amount and the Term Insurance Benefit.

Supplemental Exchange Rider

The Rider provides that within one year following termination of a business relationship, which existed between the owner of the Policy and the insured at the time the Policy was issued, the Policy may be exchanged for a new Policy on the life of a new insured, subject to conditions set forth in the Rider, including the new insured must have the same business relationship to the owner as the insured under the Policy to be exchanged, the new insured must submit satisfactory evidence of insurability, the Policy to be exchanged must be in force and not in a grace period, the owner must make a written application for the exchange, the owner must make premium payments under the new Policy to keep it in force at least two months, and the owner must surrender all rights in the Policy to be exchanged. This Rider is automatically added to corporate-owned Policies.

Example:  If a corporation purchased a Policy on a 45-year-old male non-smoker who is an employee of the corporation and the individual ceases to be employed with the corporation, the corporation may

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exchange the Policy for a Policy with the same Net Policy Value and Specified Amount on a 50-year-old female non-smoker employed by the corporation.

Overloan Protection Benefit Rider

This Rider allows the policy owner to access the cash value from the Policy, while providing him or her with a reduced paid-up policy in the event that the loan-to-surrender value equals or exceeds 96%. The Rider is subject to certain conditions, including that the insured’s attained age is 75 or older, the Policy has been in force for a minimum for 15 years and the non-taxable withdrawals must equal the total premiums paid. If the conditions of the Rider are satisfied, the Policy will automatically become a reduced paid-up life insurance policy. The Rider is subject to a one-time charge equal to 3.50% of the policy value, which is imposed when the benefit is exercised.

The new death benefit will equal the greater of:

•	The Specified Amount of the paid-up life insurance which equals the applicable percentage of the Policy Value adjusted for the one-time charge; or

•	The applicable percentage of the greater of the Policy Value or the outstanding policy debt.

The applicable percentage is described in the How Much Life Insurance Does the Policy Provide? section of the prospectus.

Certain changes are made to the Policy as a result of the benefit being exercised, including

•	the transfer of all values not in the Traditional Fixed Account to the Traditional Fixed Account, which will then be credited with interest;

•	if the Policy has an increasing death benefit option, it will be changed to the level death benefit option;

•	if the current loan option is the indexed loan option it will be changed to the traditional loan option;

•	all supplemental riders attached to the Policy will be terminated;

•	no additional premium payments, partial withdrawals or policy loans will be allowed; and

•	no further changes may be made to the Policy.

This Rider can be elected at any time. The benefit provided under the Rider is subject to the provisions of the Rider.

Example:  Assume a 45-year-old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount). At age 75, the Policy Value is $333,664 and the outstanding loan balance is $326,318, which is greater than 96% of the Policy Value. The trigger of overloan causes the following to occur:

(1)	A withdrawal of $150,000 (the remaining basis) is taken with a withdrawal charge of $25 assessed.

(2)	A Rider Charge of $6,427 is assessed.

(3)	The Specified Amount of the policy is reduced to $186,072.

(4)	Lapses are prevented on the policy.

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Accelerated Death Benefit Rider

The Accelerated Death Benefit Rider provides the insured access to a portion of death benefit while the insured is living. The following provisions apply:

•	The amount of death benefit proceeds you can access must be at least $10,000, but no more than the lesser of 50% of the total death benefit amount or $250,000.

•

The insured must be diagnosed by a licensed physician of the United States as being terminally ill with a life expectancy of 12 months or less. The physician may not be the owner, insured, beneficiary, or relative of the insured.

•	Penn Mutual reserves the right, at its own expense, to seek additional medical opinions in order to determine benefit eligibility.

The amount you access under this Rider will reduce the death benefit that is payable under the base Policy upon the death of the insured.

The Accelerated Death Benefit Rider is automatically added to all base Policies with a face amount greater than $50,000. The cost of this benefit is incurred only at the time of exercise and is equal to 12 months’ worth of policy charges on the accelerated amount, plus an interest adjustment. The interest adjustment equals 12 months’ worth of interest charges on the accelerated amount based on a rate that is the greater of (a) the current 90-day Treasury bill rate, or (b) the current maximum statutory adjustable policy loan rate.

Example:  Assume a 45 year old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount). If at age 75 the insured is diagnosed with a terminal illness (by the definition in the rider), then the insured can access up to $250,000 of the death benefit.

Chronic Illness Accelerated Benefit Rider

The Chronic Illness Accelerated Benefit Rider provides the Owner access to a portion of the death benefit when the insured has been certified with a Chronic Illness by a licensed health care practitioner. The licensed health care practitioner must also certify that continuous care in an eligible facility or at home is expected to be required for the remainder of the insured’s life when the insured has a Chronic Illness. Death benefits and policy values will be reduced if an Accelerated Benefit is paid. The following provisions apply:

•

The Owner may request the payment of the Accelerated Benefit Payment in a single lump sum or in a series of equal payments occurring annually, semi-annually, quarterly, or monthly, provided that for policies issued in Florida prior to January 1, 2020 the Accelerated Benefit Payment is available only once under this Rider. The series of benefit payments will continue as scheduled, as long as the insured is certified as having a Chronic Illness at least every 12 months, until the remaining death benefit reaches the minimum allowed by the Company or the rider is terminated. No more than 12 Accelerated Benefit Payments will be paid in a 12 month period. The Accelerated Benefit Payment must first be used to repay a pro rata share of any outstanding policy debt.

•	Penn Mutual will limit the Accelerated Benefit Payment such that:

•	The Policy is not disqualified as life insurance according to the Code;

•

The Accelerated Benefit Payment is at least $4,800 if taken as a single lump sum, or the sum of scheduled payments for the 12 month period following the election date is at least $4,800 if taken as a series of payments;

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•

The maximum total amount of Accelerated Benefit Payments in a 12 month period, for all policies or riders under which the Insured is covered with the Company, will not exceed the least of 24% of the Eligible Amount, $240,000, or the annual Per Diem Limitation within the meaning of sections 101(g)(3)(D) and 7702B(d) of the Code. The Per Diem Limitation further requires that the total aggregated benefits being received from all coverages do not exceed the IRS annual Per Diem amount, including benefits received from coverages not with Penn Mutual and reimbursements of costs for qualified long-term care services through insurance or otherwise. Accelerated Benefit Payments are determined after taking into account all other coverage and reimbursements;

•	The maximum total amount of Accelerated Benefit Payments during the life of the Insured, for all policies or riders under which the Insured is covered with Penn Mutual, will not exceed $5,000,000; and

•	The death benefit remaining after an Accelerated Benefit Payment is not less than $50,000.

•	Chronic Illness means that the Insured has been certified by a licensed health care practitioner within the last 12 months as:

•

Being unable to perform at least two Activities of Daily Living (bathing, continence, dressing, eating, toileting, transferring) without substantial assistance from another person due to a loss of functional capacity for a period of at least 90 days (which must be consecutive, except in California); or

•

Requiring substantial supervision by another person for a period of at least 90 days (which must be consecutive, except in California) to protect the Insured from threats to health and safety due to severe Cognitive Impairment.

•	Severe cognitive Impairment means deterioration or loss in intellectual capacity that is:

(1)	Comparable to (and includes) Alzheimer’s Disease and similar forms of irreversible dementia; and

(2)	Measured by clinical evidence and standardized tests which reliably measure impairment in:

(a)	Short term or long term memory;

(b)	Orientation to people, places, or time; and

(c)	Deductive or abstract reasoning.

•

For each lump sum benefit payment, or at the beginning of each 12 month period following the election date if benefit payments are scheduled in a series, Penn Mutual must receive written certification from a licensed health care practitioner that the Insured has a Chronic Illness. The licensed health care practitioner may be a licensed physician, registered professional nurse, licensed social worker, or other similar health care practitioner approved by the Internal Revenue Service and Penn Mutual. The licensed health care practitioner shall not be the Insured, Owner, Beneficiary, or a relative thereof. Penn Mutual reserves the right to obtain at any time an additional opinion of the Insured’s condition from a licensed health care practitioner at Penn Mutual’s expense. Should this opinion differ from that of the Insured’s licensed health care practitioner, eligibility for benefits will be determined by a third licensed health care practitioner who is mutually acceptable to the Owner and Penn Mutual.

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The Chronic Illness Accelerated Benefit Rider can be added to the Policy after issue subject to Penn Mutual restrictions.

Example:  Assume a 45 year old male non-smoker purchases a policy with a $500,000 base coverage (Specified Amount) and there is no outstanding policy loan. At age 75 the insured is diagnosed as being chronically ill (by the definition in the rider), and requests to access a $50,000 accelerated benefit payment. Further assuming an Accelerated Benefit Payment Interest Rate of 3.40% and that the Death Benefit is currently equal to the Specified Amount, the Specified Amount will be reduced to $440,908.

For more information contact your Penn Mutual financial professional or call our office.

Variable Dollar Cost Averaging Account

This program automatically makes monthly transfers from the money market investment option to one or more of the other Variable Investment Options and to one or more of the Indexed Fixed Accounts in the Fixed Account. If you wish to make transfers into an Indexed Fixed Account, money will be transferred into the Holding Fixed Account until the next monthly policy anniversary, when it will then be allocated into the Indexed Fixed Account. You choose the investment options and the Indexed Fixed Accounts, and the dollar amount of the transfers. You may dollar cost average from the money market investment option for up to 60 months. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options and Indexed Fixed Accounts over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The success of this strategy depends on market trends. The program allows owners to take advantage of investment fluctuations, but does not assure a profit or protect against loss in a declining market. The minimum amount that can be allocated to the dollar cost averaging program is $600 and the amount transferred each month must be at least $25. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time.

Example:  Assume that you were to allocate $2,400 of a premium payment into the dollar cost averaging program and that you elected a dollar cost averaging period of one year, with the transfers from the Money Market Subaccount to be allocated as 50% of the Quality Bond Subaccount and 50% to the Large Cap Growth Subaccount. Then on each monthly anniversary for the next year, $100 would be transferred to each of the two Variable Investment Options you selected. At the end of the year, you would have invested $1,200 in the Quality Bond Subaccount and $1,200 in the Large Cap Growth Subaccount.

Fixed Dollar Cost Averaging Account

This program allows you to allocate all or a portion of a premium payment to the fixed dollar cost averaging account, where it is automatically re-allocated each month to one or more of the investment options and to one or more of the Indexed Fixed Accounts in the Fixed Account. The minimum amount that can be allocated to the fixed dollar cost averaging account is $600 and the amount transferred each month must be at least $25. Amounts may be allocated to the account at any time. The amount you allocate to the fixed dollar cost averaging account will earn interest for a twelve-month period at a rate we declare monthly. In addition, you are permitted to take loans on or withdraw money from the funds available in the account. The account operates on a twelve-month cycle beginning on the monthly anniversary of each month following your allocation of a premium payment to the account. Thereafter, on the monthly anniversary of each month during the twelve-month cycle (or the next following business day if the monthly anniversary is not a business day), an amount is transferred from the account to the investment options and Indexed Fixed Accounts that you selected. The account terminates when the Policy lapses or is surrendered, on the death of the insured, at the end of the twelve-month cycle or at your request. Upon termination of the account, all funds in the account are allocated to other investment options and Indexed Fixed Accounts based upon your instructions.

The purposes and benefits of the program are similar to the money market account dollar cost averaging program offered under the Policy. You may elect to participate in the program when you apply for

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your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. No more than one dollar cost averaging program may be in effect at any one time.

Example:  Assume that you were to allocate $2,400 of a premium payment into the fixed dollar cost averaging program and that you selected the transfers from the Fixed Dollar Cost Averaging to be allocated as 50% to the Quality Bond Subaccount and 50% to the Large Cap Growth Subaccount. Then on the next 11 monthly anniversaries, $100 would be transferred to each of the two funds you selected. On the 12th monthly anniversary, the remaining balance in the Fixed Dollar Cost Averaging Account, including all interest earned, would be transferred to the two selected funds in equal measure.

Asset Rebalancing

This program automatically reallocates your policy value among Variable Investment Options in accordance with the proportions you originally specified. Over time, variations in investment results will change the allocation percentage. On a quarterly basis, the rebalancing program will periodically transfer your policy value among the Variable investment options to reestablish the percentages you had chosen. Rebalancing can result in transferring amounts from a Variable Investment Option with relatively higher investment performance to one with relatively lower investment performance. The minimum policy value to start the program is $1,000. If you also have one of the dollar cost averaging programs in effect, the portion of your policy value in either of the dollar cost averaging accounts will not be included in the rebalancing program. You may elect to participate in the program when you apply for your Policy or, after you have owned your Policy, by completing an election form or by calling our office. You may discontinue the program at any time. All of the Fixed Account Options are ineligible for the asset rebalancing program.

Example:  Assume that you were to request the asset rebalancing program with a 50% allocation in the Quality Bond Subaccount and 50% in the Large Cap Growth Subaccount. Also assume that at the next quarterly rebalancing date, the amounts in the Variable Account Options were $6,000 in the Large Cap Growth Subaccount and $4,000 in the Quality Bond Subaccount representing a 60%/40% split. At that time, $1,000 of units in the Large Cap Growth Subaccount would be sold and $1,000 of Quality Bond Subaccount units would be purchased to rebalance your portfolio to achieve 50%/50% allocation you selected.

Additional Information

This prospectus provides basic information that you should know before purchasing the Policy or the riders, including all material rights and obligations under the Policy and riders. With respect to any questions regarding the rules and limitations applicable to these supplemental riders, please ask your authorized Penn Mutual financial professional for further information or contact our office.

What Is a Policy Loan?

We offer the ability to borrow money under your policy so that you may access a portion of your policy value without incurring the surrender charges and federal income tax consequences associated with a withdrawal from the Policy. We offer two policy loan options with this Policy: a Traditional Loan and an Indexed Loan. Indexed Loans are described in Appendix B. You may only have one loan option in force at any time. Under both options, you may borrow up to 99% of your cash surrender value and the minimum amount you may borrow is $250.

For the Traditional Loan option, interest will be charged on the loan at an adjustable loan interest rate declared by the Company and is payable at the end of each policy year. The maximum annual rate is the greater of the Moody’s Corporate Bond Yield Average and 3.00%. If interest is not paid when due, it is added to the loan. An amount equivalent to the loan is withdrawn from Variable Investment Options and the Fixed Account Options (except for the Fixed Dollar Cost Averaging Account) on a pro-rata basis and is transferred to a traditional loan account as collateral for the loan. Amounts withdrawn from the Variable Investment Options cease to participate in the investment experience of the Separate Account. Amounts withdrawn from the Fixed Account Options cease to participate in the crediting strategies offered in the Fixed Account.

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The traditional loan account is guaranteed to earn interest at 2.00% during the first ten policy years and 2.75% thereafter. You will be subject to a net interest charge on any outstanding loan, which is the difference between the interest you are charged on the amount of the loan and the amount of interest that we pay on amounts held in the traditional loan account. On a guaranteed basis, in no event will the net interest charge be greater than 1.00% on a Traditional Loan during the first 11 policy years. Starting in the 11th policy year, the net interest charge will in no event be greater than 0.25%. On a current basis, the net interest charge will not be more than 1.00%. Starting in the 5th policy year, the net interest charge will not be more than 0.00%.

You may repay all or part of a loan at any time. Upon repayment of a Traditional Loan, an amount equal to the repayment will be transferred from the traditional loan account to the Variable Investment Options, Traditional Fixed Account and Indexed Fixed Accounts on a pro-rata basis in proportion to the current value of each account.

Taking out a loan, whether or not you repay it, will have a permanent effect on the value of your Policy. For example, while the amount of your loan is held as collateral in the traditional loan account, it will miss out on all earnings available in the Variable Investment Options. The amount of interest you earn on the traditional loan account may also be less than the amount of interest you would have earned from the Fixed Options or the Indexed Fixed Options. This could lower your policy value, which could reduce the amount of the Death Benefit.

When a loan is outstanding, the amount in the traditional loan is not available to help pay for any Policy charges. If, after deducting your Policy loan, there is not enough Policy value to cover the Policy charges, your Policy could lapse. Outstanding loans will nullify the no-lapse guarantee if the loans equal or exceed the cash surrender value. You may need to make additional premium payments or loan repayments to prevent your Policy from lapsing. If your Policy lapses (see “What Payments Must I Make Under the Policy?” in this prospectus) and you have a loan outstanding under the Policy, you may have to pay federal income tax on the amount of the loan, to the extent there is gain in the Policy. See “How Is the Policy Treated Under Federal Income Tax Law?” in this prospectus.

The amount of any loan outstanding under your Policy on the death of the insured will reduce the amount of the death benefit by the amount of such loan. The outstanding loan amount is deducted in determining net cash surrender value of the Policy.

If you want a payment to us to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

How Can I Withdraw Money From the Policy?

Full Surrender

You may surrender your Policy at any time. If you do, we will pay you the policy value, less any policy loan outstanding and less any surrender charge that then applies. This is called your net cash surrender value. The policy value is based on amounts allocated to the Variable Investment Options and/or the Fixed Account Options. Surrenders may be subject to tax consequences, including a tax penalty if withdrawn before age 59 1⁄2. See “How Is the Policy Treated Under Federal Income Tax Law?” in this prospectus for additional information.

Partial Withdrawal

You may make a partial withdrawal of a portion of the net cash surrender value, subject to the following conditions:

•	no more than twelve partial withdrawals may be made in a policy year;

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•	each partial withdrawal must be at least $250;

•	a partial withdrawal may not be made from an account if the amount remaining in that account would be less than $25;

•	the partial withdrawal may not reduce the Specified Amount of insurance under your Policy to less than the minimum Specified Amount under the Policy ($50,000); and

•	the partial withdrawal will be subject to a processing fee equal to the lesser of $25 or 2.00% of the amount withdrawn.

If any withdrawals are made, the death benefit will be less than it would have been if no withdrawals were made (regardless of whether Death Benefit Option 1 or 2 is in effect). If you elect a level death benefit option (Option 1) (see “How Much Life Insurance Does the Policy Provide?” in this prospectus), a partial withdrawal may reduce your Specified Amount of insurance — by the amount by which the partial withdrawal exceeds the difference between (a) the death benefit provided under the Policy, and (b) the Specified Amount of insurance. If you have increased the initial Specified Amount, any reduction will be applied to the most recent increase.

Partial withdrawals reduce the policy value and net cash surrender value by the amount of the partial withdrawal. Partial withdrawals may increase the risk that the Policy will lapse, and may be subject to tax consequences, including a tax penalty if withdrawn before age 59 1⁄2. See “How Is the Policy Treated Under Federal Income Tax Law?” in this prospectus for additional information.

Partial withdrawals will be deducted from the Variable Investment Options, the Indexed Fixed Accounts, the Holding Fixed Accounts and the Traditional Fixed Account in accordance with your directions. In the absence of such direction, the partial withdrawal will be deducted from the Variable Investment Options, the Indexed Fixed Accounts, the Holding Fixed Accounts and the Traditional Fixed Account on a pro-rata basis.

Can I Choose Different Payout Options Under the Policy?

Choosing a Payout Option

You may choose to receive proceeds from the Policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $5,000 or more applied to any of a number of other payment options as set forth in your Policy, including payment of interest on the proceeds payable, interest income, income for a fixed period, life income, life income for guaranteed period, life income with refund period, and joint and survivor life income. Periodic payments may not be less than $50 each.

Changing a Payment Option

You can change the payment option at any time before the proceeds are payable. If no election is in effect at the time of the death of the insured, the beneficiary may elect an income payment option before any payment of the death benefit has been made and within one year of the date of death.

Tax Impact of Choosing a Payment Option

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult a qualified tax adviser before making that choice. See “How is the Policy Treated Under Federal Income Tax Law?” below.

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How Is the Policy Treated Under Federal Income Tax Law?

The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws as they are currently interpreted by the IRS. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

Tax Status of The Policy

Death benefits paid under contracts that qualify as life insurance policies under federal income tax law are generally not subject to federal income tax. Investment gains credited to such policies are not subject to income tax as long as they remain in the Policy. Assuming your Policy is not treated as a “modified endowment contract” under federal income tax law, distributions from the Policy are generally treated first as the return of investment in the Policy and then, only after the return of all investment in the Policy, as distributions of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue qualifying as life insurance. The application of these rules may vary depending on whether the change occurs in the first five years after the Policy is issued. Such a cash distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.

To qualify as a life insurance contract under federal income tax law, your Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Code. The manner in which Section 7702 should be applied to certain features of the Policy offered in this prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that the Policy does not satisfy Section 7702, we may take whatever steps that are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The funds in which each subaccount of the Separate Account may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the funds’ investments in order to establish that each subaccount is “adequately diversified”. It is expected that each underlying fund will comply with the diversification requirement applicable to the subaccounts as though the requirement applied to that underlying fund. Penn Mutual believes that the Separate Account will meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The Treasury Department has stated in published rulings that a variable life insurance policy owner will be considered the owner of the related separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the policy owner is considered the owner of separate account assets, income and gain from the assets

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would be currently includable in the policy owner’s gross income. The Treasury Department has indicated that in regulations or additional revenue rulings under Section 817(d), (relating to the definition of a variable life insurance policy), it will provide guidance on the extent to which policy owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30-day period without charge did not result in the owner of a policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policies are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets. It is possible that these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under the Policies. We, therefore, reserve the right to modify the Policies as necessary to attempt to prevent the owners of the Policies from being considered the owners of a pro rata share of the assets of the subaccounts under the Policies. In addition, it is possible that if regulations or additional rulings are issued, the Policies may need to be modified to comply with them.

Tax Qualification

Your Policy will be treated as a life insurance contract under federal income tax law if it passes either one or the other of two tests — a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•	Cash Value Accumulation Test — Under the terms of the Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

•

Guideline Premium/Cash Value Corridor Test — The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/ Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/ Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

The following discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

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Modified Endowment Contracts

The Code establishes a class of life insurance contracts designated as modified endowment contracts, which applies to Policies entered into or materially changed after June 20, 1988.

Due to the Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of the Policy. In general, the Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. We will endeavor to notify you on a timely basis if we believe you have exceeded this limit and the Policy has become a modified endowment contract under the Code. All Policies that we or our affiliate issue to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

If there is a reduction in the benefits under the policy during the first seven policy years, for example, as a result of a partial withdrawal or surrender, the seven-pay test will have to be reapplied as if the policy had originally been issued at the reduced Specified Amount. If there is a “material change” in the Policy’s benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your Policy from becoming a modified endowment contract, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective policy owner should consult a tax advisor to determine whether a policy transaction will cause the Policy to be classified as a modified endowment contract.

The rules relating to whether your Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in full in the limited confines of this summary. Therefore, you should consult with a competent adviser to determine whether the Policy transaction will cause the Policy to be treated as a modified endowment contract.

Distributions from Policies Classified as Modified Endowment Contracts

Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from the Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from or secured by such a Policy are treated as distributions from such a Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by such a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner’s becoming disabled (as determined under the Code), or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s Beneficiary.

If a Policy becomes a modified endowment contract, distributions that occur during the policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract may be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

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Policy Loan Interest

Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a tax adviser before deducting any interest paid in respect of a policy loan.

Investment in the Policy

Investment in your Policy means: (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

Withholding

To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Business Uses of Policy

Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

Non-Individual Owners and Business Beneficiaries of Policies

If a Policy is owned or held by a corporation, trust or other entity that is not a natural person, this could jeopardize some or all of such entity’s interest deduction under Code Section 264, even where such entity’s indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of a Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. A qualified tax advisor should be consulted before any non-natural person is made an owner or holder of a Policy, or before a business (other than a sole proprietorship) is made a beneficiary of a Policy.

Employer-Owned Life Insurance Policies

Pursuant to section 101(j) of the Code, unless certain eligibility, notice and consent requirements are satisfied, the amount excludible as a death benefit payment under an employer-owned life insurance policy will generally be limited to the premiums paid for such policy (although certain exceptions may apply in specific circumstances). An employer- owned life insurance policy is a life insurance policy owned by an employer that insures an employee of the employer and where the employer is a direct or indirect beneficiary under such policy. It is the employer’s responsibility to verify the eligibility of the intended insured under employer-owned life insurance policies and to provide the notices and obtain the consents required by section 101(j). These requirements generally apply to employer-owned life insurance policies issued or materially modified after August 17, 2006. A tax adviser should be consulted by anyone considering the purchase of an employer-owned life insurance policy.

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Split-Dollar Arrangements

The IRS and the Treasury Department have issued guidance that substantially affects split-dollar arrangements.

Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

Additionally, the Sarbanes-Oxley Act of 2002 prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

The prohibition on loans is generally effective as of July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

Tax Shelter Regulations

Prospective owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

Disposition of the Policy

The disposition of your Policy will likely have federal income tax consequences. The amount and character of any gain or income recognized in connection with a disposition may vary, depending on the nature of the disposition, your investment in the contract, premiums paid, and other factors. You should consult your tax adviser prior to any disposition.

Income payments from Net Cash Surrender Value or Death Benefit Proceeds

Your policy contains provisions that allow for all or a portion of the net cash surrender value or death benefit to be paid in a series of installments. In addition, certain policies may have optional Riders that provide for installment benefits.

These installments may be for a certain period of time, or may be payable based upon the life of one or more individuals.

Under the rules of Section 72 of the Code, each payment made will be comprised of two portions: A portion representing a return of the investment in the contract, and the remainder representing interest. The Exclusion Ratio as defined in Section 72(b) is used to determine what amount of each payment is excluded from tax reporting.

The calculation of the Exclusion ratio is based upon these two policy values as of the date the amount of the installment payment is being determined:

•	The portion of the net cash surrender value or death benefit proceeds being applied to the installment benefit

•	The investment in the contract.

The portion of each payment that is treated as a return of the investment in the contract is equal to the Exclusion Ratio multiplied by the payment amount. For installment payments that are based upon the life

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of one or more individuals once the investment in the contract has been depleted any subsequent payment(s) would be treated as a return of interest and thus fully taxable.

Certain Information Reporting

Code section 6050Y requires information reporting for certain life insurance policy transactions. A return must be filed by every person who acquires a life insurance contract or any interest in a life insurance contract in a reportable policy sale. A reportable policy sale is generally the acquisition of an interest in a life insurance contract, directly or indirectly, if the acquirer has no substantial family, business, or financial relationship with the insured. The buyer must file the return required under Section 6050Y with the IRS and furnish copies of the return to the insurance company that issued the contract and the seller.

Other Tax Considerations

The transfer of your Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

A 3.80% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities or life insurance contracts that are includable in gross income are generally considered net investment income.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

Life Insurance Purchases by Residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Life Insurance Purchases by Nonresident Aliens and Foreign Corporations

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers that are not U.S. citizens or residents are advised to consult with a qualified tax adviser regarding U.S. and foreign taxation with respect to a life insurance policy purchase.

Possible Tax Law Changes

The foregoing is a summary of the federal income (and, where noted, non-income) tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS. Although the

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likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

Are There Other Charges That Penn Mutual Could Deduct in the Future?

We currently make no charge against policy values to pay federal income taxes on investment gains. However, we reserve the right to do so in the event there is a change in the tax laws. We currently do not expect that any such charge will be necessary.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we reserve the right to make such deductions for such taxes.

How Do I Communicate With Penn Mutual?

General Rules

You may mail all checks for premium payments to The Penn Mutual Life Insurance Company, Payment Processing Center, P.O. Box 7460, Philadelphia, Pennsylvania, 19101-7460, or express all checks to The Penn Mutual Life Insurance Company, Payment Processing Center, ATTN: Penn Mutual Life Insurance Company, Lockbox #7460, 525 Fellowship Road, Suite 330, Mt. Laurel, NJ 08054-3415.

Certain requests pertaining to your Policy must be made in writing and be signed and dated by you.

They include the following:

•	policy loans in excess of $50,000, partial withdrawals in excess of $10,000, and surrenders;

•	change of death benefit option, rate class; addition/removal of riders;

•	changes in Specified Amount of insurance;

•	change of beneficiary;

•	election of payment option for policy proceeds; and

•	tax withholding elections.

You should mail these requests to our office, P.O. Box 178, Philadelphia, Pennsylvania, 19105-0178 or express/overnight to EDM c/o The Penn Mutual Life Insurance Company, 1600 Malone Street, Millville, New Jersey 08332. You should also send notice of the insured person’s death and related documentation to our office. Communications are not treated as “received” until such time as they have arrived at our office in proper form. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently ends at 4:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time. In order to receive a day’s closing price, instructions sent by facsimile or Internet transmission must be received by our fax server prior to the close of regular trading on the New York Stock Exchange on that day (generally 4:00 pm Eastern time).

We have special forms that must be used for a number of the requests mentioned above. You can obtain these forms from your Penn Mutual financial professional or by calling our office at 800-523- 0650. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that does not include this required information.

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Telephone Transactions

You or the finance professional of record (pursuant to your instructions) may request transfers among Variable Investment Options and Fixed Account Option and may change allocations of future premium payments by calling our office at 1-800-523-0650. In addition, if you complete a special authorization form, you may authorize a third person, other than the financial professional of record, to act on your behalf in giving us telephone transfer instructions. We require certain identifying information to process a telephone transfer. We will not be liable for following transfer instructions, including instructions from the finance professional of record, communicated by telephone that we reasonably believe to be genuine. In certain circumstances, such as periods of market volatility, severe weather, and emergencies, you may experience difficulty providing transaction instructions by telephone. We do not guarantee that we will be able to accept transaction instructions via telephone at all times. We also reserve the right to suspend or terminate the privilege altogether at any time.

What Is the Timing of Transactions Under the Policy?

Planned premium payments and unplanned premium payments which do not require evaluation of additional insurance risk will be credited to the Policy and the net premium will be allocated to the Variable Investment Options based on values at the end of the valuation period in which we receive the payment in “good order.” A valuation period is the same as the valuation period of the shares of the Funds held in the Variable Investment Options. Loan, transfer, partial withdrawal and surrender transactions will be based on values at the end of the valuation period in which we receive all required instructions and necessary documentation in “good order.” In order to receive a day’s closing price, instructions sent by facsimile transmission must be received by our fax server prior to the close of regular trading on the New York Stock Exchange on that day (generally 4:00 pm Eastern Time). Telephone instructions must be received in full, in good order, containing all required information and confirmed back to the caller prior to the close of regular trading in order to receive that day’s closing price. Death benefits will be based on values as of the date of death.

We will ordinarily pay the death benefit, loan proceeds and partial withdrawal or surrender proceeds, within seven days after receipt at our office of all the documents required for completion of the transaction in good order.

Good Order.  A request or transaction is in Good Order if it complies with our administrative procedures, and the required information is complete and correct. This means the actual receipt by us of your request and any instructions related to the request in writing (or, if permitted, by telephone or electronic means), along with all forms, and any other information or documentation necessary to complete the transaction. We may, in our sole discretion, determine whether any particular request or transaction is in Good Order. We may reject or delay a request or transaction if the information needed is not in Good Order. If you have any questions, you should contact us or your financial professional before submitting a form or request.

Possible Delays and Deferral.  We may defer making a payment from a Variable Investment Option if (1) the disposal or valuation of the Separate Account’s assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the Commission, or the Commission declares that an emergency exists; or (2) the Commission by order permits postponement of payment to protect our policy owners.

We may also defer making a payment from a Fixed Account Option for up to six months from the date we receive the written request. However, we will not defer payment of a partial withdrawal or policy loan requested to pay a premium due on a Penn Mutual Policy. If a payment from a Fixed Account Option is deferred for 30 days or more, it will bear interest at a rate of 3.00% per year compounded annually while it is deferred.

We may also delay paying any surrender, withdrawal, loan, or other benefit if your premium or loan repayment check has not cleared your bank.

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How Does Penn Mutual Communicate With Me?

At least once each year we will send a report to you showing your current policy values, premiums paid and deductions made since the last report, any outstanding policy loans, and any additional premiums permitted under your Policy. In addition, when you pay premiums, or if you borrow money under your Policy, transfer amounts among the Variable Investment Options and Fixed Account Options or make partial withdrawals, we will send a written confirmation to you. Information on Dollar Cost Averaging, Automatic Asset Rebalancing, and pre-authorized check payments will be confirmed on a quarterly statement.

Once each year, you will also receive notices when the annual and semi-annual shareholder reports are available for each Fund underlying a Variable Investment Option to which you have allocated your policy value, and information on how to obtain those reports, as required by the 1940 Act. (You can request that paper copies of these reports be sent to you, but otherwise they will be available electronically).

Do I Have the Right to Cancel the Policy?

You have the right to cancel your Policy within 10 days after you receive it (or longer in some states). This is referred to as the free look period. To cancel your Policy, simply deliver or mail the Policy to our office or to our financial professional who delivered the Policy to you.

In most states, you will receive a refund of your policy value as of the date of cancellation, plus the premium charge and the monthly deductions, and minus any loans and accrued loan interest. The date of cancellation will be the date we receive the Policy.

In some states, you will receive a refund of any premiums you have paid. In these states your policy value will be allocated to the Penn Series Money Market Subaccount during the free look period. At the end of the period, the policy value will be transferred to the Variable Investment Options and Fixed Income Option you have chosen.

THE PENN MUTUAL LIFE INSURANCE COMPANY

The Penn Mutual Life Insurance Company is a Pennsylvania mutual life insurance company, chartered in 1847. We are licensed to sell life insurance and annuities in the District of Columbia and all states except New York, and are located at 600 Dresher Road, Horsham, Pennsylvania 19044. Our mailing address is The Penn Mutual Life Insurance Company, PO Box 178, Philadelphia, Pennsylvania 19105.

We issue and are liable for all benefits and payments under the Policy.

PENN MUTUAL VARIABLE LIFE ACCOUNT I

We established Penn Mutual Variable Life Account I (the “Separate Account”) as a separate investment account under Pennsylvania law on January 27, 1987. The Separate Account is registered with the Commission as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

Net premiums received under the Policy and under other variable life insurance policies are allocated to the Variable Investment Options for investment in the Funds. They are allocated in accordance with instructions from policy owners.

Income, gains and losses, realized or unrealized, in a subaccount (a Variable Investment Option)are credited or charged against that subaccount without regard to any other income, gains or losses of Penn Mutual.

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Assets equal to the reserves and other contract liabilities with respect to the investments held in each subaccount are not chargeable with liabilities arising out of any other business or account of Penn Mutual. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the Policies.

We reserve the right to add, combine or remove any Variable Investment Options or underlying Funds when permitted by law. We retain the right, subject to any applicable law, to make substitutions with respect to the underlying Funds of the Variable Investment Options. If investment in shares of a Fund should no longer be possible or, if in our judgment, becomes inappropriate to the purposes of the Policies, or, if in our judgment, investment in another fund is in the interest of owners, we may substitute another fund. No substitution may take place without notice to owners and prior approval of the Commission and insurance regulatory authorities, to the extent required by applicable law.

In the event of a Fund merger, any future premium payments will be allocated to the successor or acquiring Fund.

In the event of the liquidation of a Fund, you will be required to provide a new allocation to one of the available subaccounts for any future premium payments.

THE FUNDS

The assets of each Fund are separate from the others and each such Fund has different investment objectives and policies. As a result, each Fund operates as a separate investment fund and the investment performance of one Fund has no effect on the investment performance of any other Fund. You can make or lose money in any of the Variable Investment Options. The Funds described in this prospectus are different from funds that may have similar names but are available directly to the general public. The funds available directly to the general public may have the same adviser, same name, same investment objectives and policies, and substantially similar portfolio securities, but the investment performance may not be the same. The Fund’s prospectus should be read carefully before any decision is made concerning the allocation of net premium payments and policy value to a Variable Investment Option corresponding to a particular Fund.

We offer no assurance that any of the Funds will attain their respective stated investment objectives.

Specific information regarding each Fund, including (1) its name, (2) its fund type (e.g., bond fund, large cap value, small cap growth, specialty, money market fund, etc.); (3) its investment adviser and any sub-adviser; (4) current expenses; and (5) investment performance, is available in Appendix A to this prospectus. For more information about each of these Funds, please read the Fund prospectus. You should also read a Fund’s prospectus carefully before making any decision about allocating premium payments or a portion of your policy value to a Variable Investment Option corresponding to a particular Fund. Please contact us at 1-800-523-0650, or contact your financial professional, if you would like to obtain any of the underlying Fund prospectuses (in either paper or electronic format).

The Funds’ shares may be available to certain other separate accounts we use to fund variable annuity contracts offered by the Company. This is called “mixed funding.” The Funds’ shares may also be available to separate accounts of insurance companies that are not affiliated with the Company and, in certain instances, to tax-qualified policies. This is called “shared funding.” Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. In the event of a material conflict, we could be required to withdraw your policy value from a Fund. For more information about the risks of mixed and shared funding, please refer to the relevant Fund prospectus.

Penn Mutual Asset Management, LLC (“PMAM”), a wholly owned subsidiary of the Company, serves as the investment adviser of the Penn Series Funds, Inc. For some Funds, PMAM has entered into

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sub-advisory agreements with one or more other investment advisers (the “sub-advisers”) to carry out investment decisions for the Funds. As such, among other responsibilities, PMAM oversees the activities of the sub-advisers with respect to the Funds and is responsible for retaining or discontinuing the services of those sub-advisers.

We do not provide investment advice to Policy Owners and do not recommend or endorse any particular Fund. You are responsible for determining that these decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. You bear the risk of any decline in the value of your policy resulting from the performance of the Funds you have chosen. You should consult with your financial professional to determine which combination of Investment Options is most appropriate for you, and periodically review your choices.

Certain Funds, generally referred to as “funds of funds,” may invest all or substantially all of their assets in portfolios of other funds. In such cases, you will indirectly pay fees and expenses at both fund levels, which would reduce your investment return.

Investment selections should be based on a thorough investigation of all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund’s website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund.

VOTING SHARES OF THE INVESTMENT FUNDS

You have the right to tell us how to vote proxies for the Fund shares to which your policy value is allocated. If the law changes and permits us to vote the Fund shares, we may do so.

If you are a policy owner, we determine the number of full and fractional Fund shares that you may vote by dividing the portion of the owner’s policy value allocated to the Variable Investment Option by the net asset value of one share of the applicable Fund. Fractional votes will be counted. We may change these procedures whenever we are required or permitted to do so by law.

Penn Mutual will vote the shares held in the Variable Investment Options in accordance with voting instructions received from policy owners and other persons entitled to provide voting instructions. Fund shares for which policy owners and other persons entitled to vote have not provided voting instructions and shares owned by Penn Mutual in its general and unregistered separate accounts will be voted in proportion to the shares for which voting instructions have been received. Under state insurance law and federal regulations, there are certain circumstances under which Penn Mutual may vote other than as instructed by policy owners and other persons entitled to vote. The effect of this proportional voting is that a small number of policy owners may be able to determine the outcome of a vote.

OTHER INFORMATION

Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including escheatment of annuity, life, and other insurance policies) under various circumstances. In addition to the state unclaimed property law, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment it is important that you keep your policy and other information on file with us up to date, including the names, contact and identifying information for owners, insureds, annuitants, beneficiaries and other payees.

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Anti-Money Laundering and Counter-Terrorism

Federal laws designed to counter terrorism and prevent money laundering by criminals might in certain circumstances require us to take action, including, but not limited to, rejecting a premium payment and/or “freezing” an owner’s account. If these laws apply in a particular situation, absent instructions from the appropriate regulator, we would not be allowed to pay any request for surrenders (either full or partial), pay death benefits, make transfers, or continue making payments . We may also be required to provide information about you and your Policy to government agencies or departments.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on the principal underwriter’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

DISTRIBUTION ARRANGEMENTS

Penn Mutual has a distribution agreement with Hornor, Townsend & Kent, LLC (“HTK”) to act as principal underwriter for the distribution and sale of the Policies. HTK is affiliated with Penn Mutual and is located at 600 Dresher Road, suite C1C, in Horsham, Pennsylvania, 19044. HTK sells the Policies through its sales representatives. HTK has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. HTK is registered as a broker-dealer with the Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority (“FINRA”).

Penn Mutual enters into selling agreements with HTK and other broker-dealers whose financial professionals are authorized by state insurance and securities departments to solicit applications for the Policies. Sales and renewal compensation are paid to these broker-dealers for soliciting applications as premium-based commission, asset-based commission (sometimes referred to as “trails” or “residuals”), or a combination of the two. Financial professionals may choose between the following commission structures:

•

Financial professionals may be paid commissions on a Policy they sell based on premiums paid in amounts up to 53.50% of first year premiums of sales, 3.00% on premiums paid during the second through fifteenth policy years, and 1.20% on premiums paid after the first fifteen policy years. In lieu of the renewal commissions just described, financial professionals can opt to receive 2.00% of premiums paid during the second through tenth policy years, 0.00% of the premiums paid after the first ten policy years, and an asset-based commission equivalent to an annualized rate of 0.20% of net policy value during the second through tenth policy years, and 0.10% of net policy value after the first ten policy years.

•

Financial professionals may be paid commissions on a Policy they sell based on premiums paid in amounts up to 15% of premiums of sales in the first through fifth policy years, 3.00% on premiums paid during the sixth through fifteenth policy years, and 1.20% on premiums paid after the first fifteen policy years. Alternatively, financial professionals may opt to be paid commissions on a Policy they sell based on premiums paid in amounts up to 11.00% of premiums of sales in the first through fifth policy years, 2.00% of premiums paid during the sixth through tenth policy years, 0.00% of the premiums paid after the first ten policy years, and an asset-based commission equivalent to an annualized rate of 0.45% of net policy value during the second through tenth policy years, and 0.10% of net policy value after the first ten policy years.

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In addition to or partially in lieu of commission, Penn Mutual may also make override payments and pay expense allowances and reimbursements, bonuses, wholesaler fees, and training and marketing allowances. Such payments may offset broker-dealer expenses in connection with activities they are required to perform, such as educating personnel and maintaining records. Financial professionals may also receive non-cash compensation such as expense-paid educational or training seminars involving travel within and outside the U.S. or promotional merchandise.

Such additional compensation may give Penn Mutual greater access to financial professionals of the broker-dealers that receive such compensation. While this greater access provides the opportunity for training and other educational programs so that your financial professional may serve you better, this additional compensation may provide Penn Mutual access to marketing benefits such as website placement, access to financial professional lists, extra marketing assistance, or other heightened visibility and access to the broker-dealer’s sales force that otherwise influences the way that the broker-dealer and the financial professional market the Policies.

Finally, within certain limits imposed by FINRA, financial professionals who are associated with HTK, as a Penn Mutual broker-dealer affiliate, may qualify for sales incentive programs and other benefits sponsored by Penn Mutual. These HTK financial professionals are also financial professionals of Penn Mutual and upon achievement of specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards.

All of the compensation described in this section, and other compensation or benefits provided by Penn Mutual or its affiliates, may be more or less than the overall compensation on similar or other products and may influence your financial professional or broker-dealer to present this Policy rather than other investment options.

Individual financial professionals typically receive a portion of the compensation that is paid to the broker-dealer in connection with the Policy, depending on the agreement between the financial professional and their broker-dealer firm. Penn Mutual is not involved in determining that compensation arrangement, which may present its own incentives or conflicts. You may ask your financial professional how he/she will be compensated for the transaction.

FINANCIAL STATEMENTS

The statutory financial statements of Penn Mutual and the financial statements of the Separate Account appear in the statement of additional information, which may be obtained from The Penn Mutual Life Insurance Company, Attn: SAI Request, PO Box 178, Philadelphia, Pennsylvania, 19105. Or you can call toll- free at 1-800-523-0650. The statutory financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policies.

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APPENDIX A

Funds Available Under the Policy

The following is a list of Funds available under the policy. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at https://www.pennmutual.com/for-individuals-and-businesses/products-and-performance/performance-and-rates. You can also request this information at no cost by calling 1-800-523-0650 or sending an email request to FundOperations@pennmutual.com.

The current expenses and performance information below reflects fees and expenses of the Funds, but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Depending on the optional benefits you choose, you may not be able to invest in certain Fund Companies.

	Fund and Adviser/Subadviser (as applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
Type			1 Year		5 Year	10 Year
Money Market	Money Market Fund Penn Mutual Asset Management, LLC (“PMAM”)	0.58%	0.01%		0.48%	0.25%
Fixed Income	Limited Maturity Bond Fund PMAM	0.69%	0.38%		2.39%	1.60%
Fixed Income	Quality Bond Fund PMAM	0.66%	(0.69%	)	4.21%	3.08%
Fixed Income	High Yield Bond Fund PMAM	0.72%	5.12%		6.54%	6.80%
Asset Allocation	Flexibly Managed Fund PMAM/ T. Rowe Price Associates, Inc.	0.87%	18.29%		14.93%	13.61%
Asset Allocation	Balanced Fund PMAM	0.65%	15.77%		12.40%	10.72%
Equity	Large Growth Stock Fund PMAM/T. Rowe Price Associates, Inc.	0.93%	16.44%		22.28%	18.52%
Equity	Large Cap Growth Fund PMAM/Massachusetts Financial Services Company	0.85%	25.85%		22.63%	16.05%
Equity	Large Core Growth Fund PMAM/Morgan Stanley Investment Management, Inc.	0.84%	(3.94%	)	24.12%	17.87%
Equity	Large Cap Value Fund PMAM/AllianceBernstein, L.P.	0.91%	27.88%		11.32%	11.85%
Equity	Large Core Value Fund PMAM/Eaton Vance Management	0.92%	24.46%		12.26%	12.45%
Equity	Index 500 Fund PMAM/SSGA Funds Management, Inc.	0.34%	28.29%		18.15%	16.18%
Equity	Mid Cap Growth Fund PMAM/Delaware Investments Fund Advisers	0.98%	16.66%		25.11%	17.18%

A-1

	Fund and Adviser/Subadviser (as applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
Type			1 Year		5 Year	10 Year
Equity	Mid Cap Value Fund PMAM/Janus Henderson Investors US LLC	0.82%	19.27%		4.05%	8.90%
Equity	Mid Core Value Fund PMAM/American Century Investment Management, Inc.	1.00%	23.13%		9.33%	12.51%
Equity	SMID Cap Growth Fund PMAM/Goldman Sachs Asset Management, L.P.	1.02%	7.73%		22.23%	16.82%
Equity	SMID Cap Value Fund PMAM/ AllianceBernstein L.P.	1.15%	35.58%		9.59%	12.84%
Equity	Small Cap Growth Fund PMAM/Janus Henderson Investors US LLC	0.99%	8.70%		16.99%	14.13%
Equity	Small Cap Value Fund PMAM/Goldman Sachs Asset Management, L.P.	0.98%	26.67%		9.04%	12.14%
Equity	Small Cap Index Fund PMAM/SSGA Funds Management, Inc.	0.70%	14.35%		11.37%	12.52%
Equity	Developed International Index Fund PMAM/SSGA Funds Management, Inc.	0.85%	10.54%		9.06%	7.45%
Equity	International Equity Fund PMAM/Vontobel Asset Management, Inc.	1.03%	12.23%		13.76%	9.48%
Equity	Emerging Markets Equity Fund PMAM/Vontobel Asset Management, Inc.	1.25%	(5.69%	)	6.62%	3.86%
Equity	Real Estate Securities Fund PMAM/Cohen & Steers Capital Management, Inc.	0.95%	42.70%		13.49%	12.53%
Asset Allocation	Aggressive Allocation Fund PMAM	1.18%	16.42%		11.23%	10.53%
Asset Allocation	Moderately Aggressive Allocation Fund PMAM	1.12%	15.33%		10.74%	9.80%
Asset Allocation	Moderate Allocation Fund PMAM	1.08%	11.32%		9.24%	8.26%
Asset Allocation	Moderately Conservative Allocation Fund PMAM	1.06%	8.58%		7.41%	6.52%
Asset Allocation	Conservative Allocation Fund PMAM	1.03%	4.52%		5.41%	4.54%

A-2

APPENDIX B

Fixed Account Options and Indexed Loans

Premium payments allocated and policy value transferred to the Fixed Account become part of Penn Mutual’s general account. Interests in the general account have not been registered under the Securities Act of 1933, nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 and 1940 Acts. Disclosures regarding the fixed accounts, however, are subject generally to applicable provisions of federal securities laws relating to the accuracy and completeness of statements made in the Prospectus.

Penn Mutual believes that the Indexed Fixed Accounts are in substantial compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. The Indexed Fixed Accounts qualify for an exemption from registration under the federal securities laws because, as a Penn Mutual general account option, the value does not vary according to the performance of a separate account. In addition, the products in which the Indexed Fixed Accounts are offered satisfy standard nonforfeiture laws applicable to life insurance. Accordingly, Penn Mutual has a reasonable basis for concluding that the indexed interest options provide sufficient guarantees of principal and interest through Penn Mutual’s general account to qualify under Section 3(a)(8) of the Securities Act of 1933.

The Policy allows you to allocate your policy value to the Fixed Account, which is comprised of four distinct accounts consisting of the Traditional Fixed Account, the Indexed Fixed Accounts, the Holding Fixed Accounts, and the Fixed Dollar Cost Averaging Account. As described in the relevant sections of the prospectus, policy value allocated to the Fixed Account in most respects is treated in the same manner as policy value allocated to the Variable Investment Options.

Amounts that you allocate to the Traditional Fixed Account will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 2.00%. Amounts intended to be allocated to the Indexed Fixed Accounts on dates other than a monthly policy anniversary will be allocated to a Holding Fixed Account which will earn interest at a rate that we declare from time to time. We guarantee that this rate will be at least 1.00%. On the subsequent monthly policy anniversary after the allocation to the Holding Fixed Account, amounts in this account will be allocated to the Indexed Fixed Accounts.

You may allocate premium payments and policy value to each of three Indexed Fixed Accounts:

•	Classic 1% Floor S&P 500 Indexed Account

•	Enhanced S&P 500 Indexed Account

•	Uncapped S&P 500 Indexed Account

Each of the Indexed Fixed Accounts is comprised of different Segments, generally of one year in duration. Segments created on the Policy’s first monthly anniversary, however, will have a Segment Duration of eleven months and will mature on the first policy anniversary. During a Segment, amounts held in an Indexed Fixed Account earn Index Credits based on the performance of the S&P 500 Index. Each Segment is subject to a guaranteed minimum interest rate.

The Classic 1% Floor and Enhanced S&P 500 Indexed Accounts are subject to a cap (maximum percentage) on the interest they can earn. The cap is the highest percentage which will be used in the index credit calculation, even if the change in value of the S&P 500 Index is higher. The Uncapped S&P 500 Indexed Account has no guaranteed cap percentage, meaning that there will be no limit on the amount of interest credited based on the performance of the S&P 500 Index. Instead it is subject to a Participation Rate which may limit or enhance the index performance credited to the segment.

The current caps and participation rates are subject to change at the Company’s discretion, but will never be less than the guaranteed cap and participation percentages shown in the table below. The current caps and participation rates will not change for a particular segment once the segment begins. The initial caps and participation rates can be found in your policy illustration. You can obtain information on changes in the current caps and participation rates by contacting your Penn Mutual financial professional or by contacting our office.

The Enhanced S&P 500 Indexed Account also provides an Index Credit Enhancement. At the maturity date of a Segment, the Index Credit Enhancement is equal to the Monthly Average Segment Value multiplied by the index performance, multiplied by the Index Credit Enhancement Percentage. The Index Performance is the point to point growth in the S&P 500 Index during the segment with a floor at the Segment Minimum Interest Rate and a ceiling at the Cap Percentage. The Index Credit Enhancement is then paid and added to the policy value.

Indexed Fixed Account	Guaranteed Participation Percentage	Guaranteed Cap Percentage	Guaranteed Segment Minimum Interest Rate	Guaranteed Index Credit Enhancement	Guaranteed Monthly Asset Charge Percentage
Classic 1% Floor S&P 500 Indexed Account	100%	3.00%	1.00%	N/A	N/A
Enhanced S&P 500 Indexed Account	100%	3.00%	0.00%	50%	0.20833% (annual rate 2.50%)
Uncapped S&P 500 Indexed Account	50%	N/A	0.00%	N/A	0.20833% (annual rate 2.50%)

An asset charge will be deducted monthly from the Segment Value of the Enhanced and Uncapped S&P 500 Indexed Accounts. The asset charge is based on the policy value of the applicable segment (the Segment Value). This charge is assessed to help cover administrative and other expenses, including but not limited to the cost of hedging, associated with making available these fixed accounts that have a potential for higher interest credits through the index parameters (caps, participation rates and the index credit enhancement). The asset charge could cause the policy value to decrease, even if the S&P 500 experiences positive growth.

Segments can be funded by premium payments, transfers from another account, or amounts retained from prior Segments due to a Segment Maturity. Segments are created on Segment Dates, which are monthly policy anniversaries. We will allocate funds from a maturing segment according to any instructions you have provided. If we have no instructions on file, all maturing funds will move to a new segment within the same Indexed Fixed Account. If the policy is within one year of the policy’s maturity date, no new segments will be created and funds will move to the traditional fixed account.

Amounts intended for an Indexed Fixed Account can only be allocated into these accounts on a monthly policy anniversary. Premiums paid on a date other than a monthly policy anniversary will be placed into a Holding Fixed Account, where interest will be credited until the next monthly policy anniversary. At that time, the amounts in this account will be automatically transferred into the Indexed Fixed Accounts. When amounts are allocated to an Indexed Fixed Account, a Segment is created for that allocation (generally with a Segment Duration equal to one year).

Amounts may be transferred out of the Indexed Fixed Account only on a segment maturity date, which as described above, is generally the one year anniversary of the segment creation. In allocating amounts to the Indexed Fixed Accounts, you should understand that you will be unable to re-allocate your assets and transfer out of the Indexed Fixed Account for a one-year period.

The “Index Performance” is equal to the growth in the S&P 500 Index (without dividends) during the Segment multiplied by the participation percentage with a floor equal to the guaranteed Segment minimum interest rate and, if applicable, a ceiling at the cap percentage. On the segment maturity date, an Index Credit is calculated and applied to the policy value of the segment.

Below are examples of how the Index Credits works.

Initial Segment Value = $1,000 (no deductions assumed)

Classic 1% Floor S&P 500 Indexed Account

	Year 1	Year 2	Year 3	Year 4	Year 5	Total Growth
Index Return	21.00%	-10.00%	8.00%	14.00%	-7.00%	24.70%
Cap Percentage	10.00%	9.50%	9.50%	10.00%	10.00%
Index Performance	10.00%	1.00%	8.00%	10.00%	1.00%
Annual Index Credits	$100	$11	$89	$120	$13
Ending Segment Value	$1,100	$1,111	$1,200	$1,320	$1,333	33.30%

Enhanced S&P 500 Indexed Account (Indexed Credit Enhancement = 50%, Annualized Asset Charge = 2.5%)

	Year 1	Year 2	Year 3	Year 4	Year 5	Total Growth
Index Return	21.00%	-10.00%	8.00%	14.00%	-7.00%	24.70%
Cap Percentage	12.50%	12.00%	12.00%	12.50%	12.50%
Index Performance	12.50%	0.00%	8.00%	12.50%	0.00%
Annual Index Credits	$125	$0	$91	$155	$0
Index Credit Enhancement	$63	$0	$45	$78	$0
Asset Charge	$25	$29	$28	$31	$36
Ending Segment Value	$1,163	$1,133	$1,241	$1,443	$1,407	40.70%

Uncapped S&P 500 Indexed Account (Annualized Asset Charge = 2.5%)

	Year 1	Year 2	Year 3	Year 4	Year 5	Total Growth
Index Return	21.00%	-10.00%	8.00%	14.00%	-7.00%	24.70%
Participation Percentage	105%	100%	100%	105%	105.00%
Index Performance	22.10%	0.00%	8.00%	14.70%	0.00%
Annual Index Credits	$221	$0	$93	$181	$0
Asset Charge	$25	$30	$29	$31	$34
Ending Segment Value	$1,196	$1,166	$1,230	$1,380	$1,345	34.50%

Partial withdrawals and loans will be credited the guaranteed Segment minimum interest rate for the part of the year the amount is in the account before it is withdrawn. Index credits and index credit enhancements (if applicable) are applied to the average of the monthly segment values for the full segment and therefore partial withdrawals and loans will receive a proportional amount of index credits and index credit enhancements for the time the amount is in the account before it is withdrawn.

Below is an example of how partial withdrawals and loans work.

Starting segment value: 10,000

Guaranteed Segment Minimum Interest Rate: 1%

Index Performance: 10%

Partial withdrawal of 500.00 at the beginning of month 6

Policy Month	Withdrawals	Monthly Deductions	Monthly Anniversary Segment Value	Interest Credited*	End of Month Segment Value
0					10,000.00**
1		9.77	9,990.23	8.29	9,998.52
2		9.77	9,988.75	8.29	9,997.03
3		9.78	9,987.25	8.28	9,995.54
4		9.78	9,985.76	8.28	9,994.04
5		9.78	9,984.26	8.28	9,992.54
6	500	9.82	9,482.72	7.87	9,490.59
7		9.82	9,480.77	7.86	9,488.63
8		9.82	9,478.81	7.86	9,486.68
9		9.83	9,476.85	7.86	9,484.71
10		9.83	9,474.88	7.86	9,482.74
11		9.83	9,472.91	7.86	9,480.77
12		9.84	9,470.93	7.86	9,478.78

* Interest paid at the monthly equivalent of the segment minimum interest rate of 1.00%.

** $10,000 is the value at the start of the segment.

Total Interest Credited = $96.45

Monthly average segment value = $9,689.51

S&P 500 Value at the start of the Segment = 2,500.00

S&P 500 Value at the end of the Segment = 2,750.00

Index Performance = 2750/2500 -1 = 10.00%

Index credit = (10.00%—1.00%) x $9,689.51 = $872.06

Total interest credited at end of segment = $968.51 (Interest credited at minimum rate + Index credit)

If the S&P 500 Index substantially changes the manner in which it is calculated we may adjust the formula that is used when determining the Index Credit, if any, to be consistent with the original calculation methodology. If the publication of the Index is discontinued, or if in our sole discretion we determine that the Index should no longer be used, a similar Index may be substituted. You will be notified of any change of Index.

The manner in which the interest earnings are calculated on policy value allocated to an Indexed Fixed Account is very different from the manner in which appreciation or depreciation is calculated on policy value which is allocated to the subaccount of the Separate Account which invests in shares of the Index 500 Fund. Policy values allocated to the Index 500 Fund subaccount are valued daily based on the net asset value of the Index 500 Fund. The change in the Fund’s net asset value is fully reflected in the performance of the Index 500 Fund subaccount. The Company does not guarantee any minimum level of performance for the subaccount nor does it set a cap on the performance of the subaccount. The owner of the Policy bears all of the investment risk of allocating policy value into the Index 500 Fund subaccount.

In contrast, an Indexed Fixed Account is part of the Company’s general account. Subject to applicable law and regulation, investment of general account assets is at the sole discretion of the Company. The crediting strategy of an Indexed Fixed Account is linked to the performance of the S&P 500 Index (without dividends). It is a one-year point-to-point crediting strategy that will credit interest based on the one-year performance of the S&P 500 (without dividends) between two points in time, with an annual floor and, if applicable, a cap or participation percentage, as described above in detail. You should be aware that, because the Company relies on a single point in time to calculate index interest, an owner might not receive any index credits or may receive the minimum rate, even if the S&P 500 Index has experienced gains throughout most or some of the Segment term.

As long as you do not have a Traditional Loan outstanding, you may take an Indexed Loan. You may borrow up to 99% of your cash surrender value and the minimum amount you may borrow is $250.00.

When an Indexed Loan is taken, an amount equal to the amount of the loan will be withdrawn from the Variable Investment Options, Traditional Fixed Account, Holding Fixed Accounts, and Indexed Fixed Accounts on a pro-rata basis. Amounts withdrawn from the investment options cease to participate in the investment experience of the Variable Investment Options. Amounts withdrawn from the Fixed Account Options cease to participate in the crediting strategies offered in the Fixed Account. The amount is placed in the Holding Fixed Account and then will be transferred to the Indexed Loan Account on the next monthly policy anniversary. Interest on Indexed Loans will be charged at a rate of 6.00% and is payable at the end of each policy year. If interest is not paid when due, it is added to the loan. The collateral under the Indexed Loan option remains in the Segment of the Indexed Loan Account and is credited interest. The credited interest rate during any Segment will be between 1.00% (the guaranteed Segment minimum interest rate) and the cap percentage on the Indexed Loan Account for a particular year. The guaranteed cap percentage for the Indexed Loan Account is 3.00%. The Indexed Loan Account is separate from the indexed fixed accounts but the interest is calculated in the same manner. You may contact your Penn Mutual financial professional or contact our office for information regarding the current Cap Percentage applicable to the Indexed Loan Account. You might choose an Indexed Loan if you prefer that the collateral for your loan earn interest at a rate based on the performance of the S&P 500, with a minimum rate guaranteed if held for the full Segment Duration, instead of the fixed rate earned on the collateral held for a Traditional Loan. However, please note that amounts in the traditional loan account will never be charged a net interest charge more than 1%, but amounts in the indexed loan account may be charged a net interest charge up to 5.00%.

You may repay all or part of a loan at any time. Any repayment of Policy Debt will be allocated pro-rata across all Indexed Loan Account Segments. The repayment amount in each Indexed Loan Account Segment is part of the Indexed Loan Account Segment Value. Therefore, a loan repayment will not affect the index credit calculation of the Loan Account segment. On Segment Maturity this amount of the Indexed Loan Account Segment Value is allocated to the subaccounts of the Separate Account, the Traditional Fixed Account and Indexed Fixed Accounts on a pro-rata basis in proportion to the current value of each account.

The Statement of Additional Information (“SAI”) contains additional information about the Diversified Advantage Variable Universal Life Insurance Policy, including financial statements of The Penn Mutual Life Insurance Company, and additional information on The Penn Mutual Life Insurance Company, the Separate Account and the Policy. The SAI is available without charge upon request from The Penn Mutual Life Insurance Company, Attn: SAI Request, PO Box 178, Philadelphia, Pennsylvania, 19105. Or you can call us toll-free at 1-800-523-0650 or visit our website at www.pennmutual.com. The SAI is incorporated by reference into this prospectus and, therefore, legally forms a part of this Prospectus.

Reports and other information about the Penn Mutual Variable Life Account I, including the SAI, may be obtained from the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies of this information also may be obtained, after paying a duplicating fee, by emailing the Commission at publicinfo@sec.gov.

The SEC EDGAR Contract Identifier for the Diversified Advantage VUL Policy is C000214935.

About The Penn Mutual Life Insurance Company Penn Mutual helps people become stronger. Our expertly crafted life insurance is vital to long-term financial health and strengthens people’s ability to enjoy every day. Working with our trusted network of financial professionals, we take the long view, building customized solutions for individuals, their families, and their businesses. Penn Mutual supports its financial professionals with retirement and investment services through its wholly owned subsidiary Hornor, Townsend & Kent, LLC, member FINRA/SIPC. Visit Penn Mutual at www.pennmutual.com. © 2021 The Penn Mutual Life Insurance Company, Philadelphia, PA 19172, www.pennmutual.com PM8664 05/21

STATEMENT OF ADDITIONAL INFORMATION

FOR

CORNERSTONE VUL IV and DIVERSIFIED GROWTH VUL

each, a flexible premium adjustable variable life insurance policy issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

The Penn Mutual Life Insurance Company

PO Box 178, Philadelphia, PA 19105

800-523-0650

May 1, 2022

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with our Cornerstone VUL IV and Diversified Growth VUL prospectuses dated May 1, 2022. A copy of the prospectus for the Policy is available, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group , PO Box 178, Philadelphia, Pennsylvania, 19105. Or, you may call, toll free, 1-800-523-0650, or access our website at www.pennmutual.com.

THE PENN MUTUAL LIFE INSURANCE COMPANY

The Penn Mutual Life Insurance Company (“Penn Mutual or the “Company”) is a Pennsylvania mutual life insurance company, chartered in 1847. We are licensed to sell insurance in 49 states and the District of Columbia. Our corporate headquarters are located at 600 Dresher Road, Horsham, Pennsylvania 19044, a suburb of Philadelphia. Our mailing address is The Penn Mutual Life Insurance Company, PO Box 178, Philadelphia, Pennsylvania 19105.

Penn Mutual Variable Life Account I

We established Penn Mutual Variable Life Account I as a separate investment account under Pennsylvania law on January 27, 1987. The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

SERVICES

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Separate Account.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICY AND THE REGISTRANT

Purchase of Shares in the Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

The value of accumulation units in the subaccounts of the Separate Account is determined by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is an index used to measure the investment performance of each subaccount from one valuation period to the next. The net investment factor is determined by dividing (a) by (b), where

(a)

is the net asset value per share of the fund held in the subaccount, as of the end of the current valuation period, plus the per share amount of any dividend or capital gain distributions by the fund if the ex-dividend date occurs in the valuation period; and

(b)	is the net asset value per share of the fund held in the subaccount as of the end of the last prior valuation period.

Assignment

You may assign the policy while it is in force during the life of the insured. Your rights, and the rights of any beneficiary, will be subject to the rights of an assignee under the terms of an assignment. We will not be bound by any assignment until you provide a signed form, that we have either provided or find acceptable, and the form has been filed at the home office. Unless you specify otherwise, the assignment will take effect as of the date you signed the form, subject to any action we have taken prior to the time that the assignment is received at the home office. We are not responsible for the effect or the validity of any assignment.

Misstatement of Age or Gender

If the insured’s age or gender has been misstated, we will adjust the proceeds payable under the policy based on what the last monthly charges would have purchased at the correct age or gender.

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Incontestability

After a policy has been in force during the insured’s lifetime for two years from the original Date of Issue, we may not contest the policy. However, if there has been a policy change or reinstatement for which we required evidence of insurability, we may contest that policy change or reinstatement for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the policy change or reinstatement.

Suicide

If the insured, whether sane or insane, dies by suicide, within two years (duration may vary in some states) of the original Date of Issue, our liability will be limited to an amount equal to the premiums paid for the policy less any policy loan and partial withdrawals. If there has been a policy change or reinstatement for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the policy change or reinstatement, our liability with respect to the policy change or reinstatement will be limited to an amount equal to the portion of the monthly charges associated with that policy change or reinstatement.

Non-Principal Risks

In addition to the section of the prospectus on the principal risks of investing in the policy, risks are disclosed separately in each of the appropriate sections of the prospectus.

FEDERAL INCOME TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with each Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based on Penn Mutual’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS.

Tax Status of Each Policy

To qualify as a life insurance contract for federal income tax purposes, a Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). Section 7702 was amended by U.S. federal tax legislation that was enacted on December 22, 2017. Certain aspects of the legislation are currently uncertain and future administrative guidance or legislation may result in additional changes. The manner in which Section 7702 should be applied to certain features of a Policy offered in its prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether a Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that a Policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for a Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The funds in which each

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subaccount of the Separate Account may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the funds’ investments in order to establish that each subaccount is “adequately diversified”. It is expected that each underlying fund will comply with the diversification requirement applicable to the subaccounts as though the requirement applied to that underlying fund. Penn Mutual believes that the Separate Account will meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of the related separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is considered the owner of separate account assets, income and gain from the assets would be includable in the variable contract owner’s gross income. The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d), (relating to the definition of a variable contract), it will provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30-day period without charge did not result in the owner of the policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under a Policy are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets. It is possible that these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under a Policy. We, therefore, reserve the right to modify a Policy as necessary to attempt to prevent the owners of the Policy from being considered the owners of a pro rata share of the assets of the subaccounts under the Policy. In addition, it is possible that if regulations or additional rulings are issued, the Policy may need to be modified to comply with them.

Tax Qualification

For the Cornerstone IV VUL or Diversified Growth VUL policy to be treated as a life insurance contract under the Code, it must pass one of two tests — a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of a Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•	Cash Value Accumulation Test — Under the terms of a Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

•

Guideline Premium/Cash Value Corridor Test — A Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under a Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

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The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under a Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

The following discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

We believe that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under a Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Modified Endowment Contracts

The Code establishes a class of life insurance contracts designated as “modified endowment contracts,” which applies to policies entered into or materially changed after June 20, 1988.

Due to a Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of the Policy. In general, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. We will endeavor to notify you on a timely basis if we believe you have exceeded this limit and a Policy has become a modified endowment contract under the Code.

All policies that we or our affiliate issue to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

The rules relating to whether a Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you should consult with a competent adviser to determine whether a Policy transaction will cause the Policy to be treated as a modified endowment contract.

Distributions from Policies Classified as Modified Endowment Contracts

Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy are treated as distributions from the Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, a Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner becoming disabled (as determined under the Code), or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s beneficiary.

Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a Policy that is not classified as a modified endowment contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all

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such investment in the Policy, as distributions of taxable income. Amounts borrowed under a Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in a Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue complying with the Section 7702 definitional limits. The application of these rules may vary depending on whether the change occurs in the first five years after a Policy is issued. Such a cash distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not classified as a modified endowment contract are subject to the 10 percent additional tax.

Policy Loan Interest

Generally, personal interest paid on a loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under the Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a competent tax adviser before deducting any interest paid in respect of a Policy loan.

Investment in a Policy

Investment in a Policy means: (i) the aggregate amount of any premiums or other consideration paid for the Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, the Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, the Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

Tax Consequences of the Option to Extend the Maturity Date

The option to extend the Maturity Date that we offer allows the policy owner to extend the original maturity date by 20 years. An extension of maturity could have adverse tax consequences. Before you exercise your rights under this option, you should consult with a competent tax adviser regarding the possible tax consequences of an extension of maturity.

Tax Consequences of the Guaranteed Withdrawal Benefit Agreement

The determination of whether your Policy will be treated as a life insurance contract for federal income tax purposes under either the Cash Value Accumulation Test or the Guideline Premium/Cash Value Corridor Test depends upon your Policy’s cash value (or alternatively, cash surrender value). Similarly, the determination of the extent to which a distribution from a Policy that is treated as a modified endowment contract is taxable will depend upon the determination of the Policy’s cash value.

There are no definitions for the terms “cash value” or “cash surrender value” in the Code and the other available authorities do not provide certainty in this area. If you add the Guaranteed Withdrawal Benefit Agreement to your base Policy, we intend to calculate the cash value (or cash surrender value) of your Policy without reflecting any additional amounts as a result of adding this rider to your base Policy. There is no published guidance from the IRS on this position. If future applicable authorities clarify that a position other than the one we have taken is applicable, then some policy owners who have added Guaranteed Withdrawal Benefit Agreements to their Policies may experience an increase in the taxable portion of certain distributions from such Policies. In addition, in the event of such a clarification, we will follow our normal procedures for keeping policies in compliance with Section 7702 (including increasing the face amount of the insurance under your base Policy to ensure that your base Policy continues to qualify as insurance under the Code). In addition, if there are remaining guaranteed withdrawal payments at the time when the Policy lapses, we will treat distributions of the remaining Benefit Base as taxable income. You are encouraged to consult your own tax adviser prior to adding a Guaranteed Withdrawal Benefit Agreement to your Policy.

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Disposition of a Policy

The disposition of your Policy will likely have federal income tax consequences. The amount and character of any gain or income recognized in connection with a disposition may vary, depending on the nature of the disposition, your investment in the contract, premiums paid, and other factors. You should consult your tax adviser prior to any disposition.

Certain Information Reporting

Code section 6050Y requires information reporting for certain life insurance policy transactions. A return must be filed by every person who acquires a life insurance contract or any interest in a life insurance contract in a reportable policy sale. A reportable policy sale is generally the acquisition of an interest in a life insurance contract, directly or indirectly, if the acquirer has no substantial family, business, or financial relationship with the insured. The buyer must file the return required under Section 6050Y with the IRS and furnish copies of the return to the insurance company that issued the contract and the seller.

Other Tax Considerations

The transfer of a Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of a Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities or life insurance contracts that are includable in gross income are generally considered net investment income.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

The foregoing is a summary of the federal income (and, where noted, non-income) tax considerations associated with the Policies and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

SALE OF THE POLICIES

Hornor, Townsend & Kent, LLC (“HTK”), a wholly-owned subsidiary of Penn Mutual, acts as a principal underwriter of the Policies on a continuous basis. HTK, located at 600 Dresher Road, Horsham, Pennsylvania 19044, was organized as a Pennsylvania corporation on March 13, 1969. The offering is on a continuous basis. HTK also acts as principal underwriter for (1) Penn Mutual Variable Annuity Account III, a separate account also established by Penn Mutual, (2) Penn Insurance and Annuity Variable Life Account I, a separate account established by The Penn Insurance and Annuity Company, a wholly-owned subsidiary of Penn Mutual ((“PIA”), and (3) PIA Variable Annuity Account I, also a separate account established by PIA. HTK is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority.

With respect to Cornerstone VUL IV Policies, Penn Mutual compensated HTK in the approximate amounts of $362, $376 and $244 for the years ending December 31, 2019, 2020, and 2021, respectively, for its services as principal underwriter.

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With respect to Diversified Growth VUL Policies, Penn Mutual compensated HTK in the approximate amounts of $5,492, $1,424 and $516 for the years ending December  31, 2019, 2020, and 2021, respectively, for its services as principal underwriter.

ADDITIONAL INFORMATION ABOUT CHARGES

Underwriting Procedures

Underwriting is prescribed at the individual level, based on analysis of the individual insured. Current cost of insurance charges will vary based on the insured’s risk class.

•

With respect to Cornerstone VUL IV Policies, the maximum cost of insurance charges are based on the 1980 Commissioners’ Standard Ordinary Mortality Table, male or female (unisex rates may be required in some states), the non-smoker or smoker table, and age nearest birthday of the insured.

•

With respect to Diversified Growth VUL Policies, the maximum cost of insurance charges are based on the 2001 Commissioners’ Standard Ordinary Mortality Table, male or female (unisex rates may be required in some states), the Smoker Composite Table, and age nearest birthday of the insured.

Increases in Specified Amount

Additional coverage acquired in accordance with an increase in Specified Amount will incur additional cost of insurance charges and an expense charge per $1,000 of the increased Specified Amount. Following an increase in Specified Face Amount, the cost of insurance charge and the expense charge are determined separately for the initial segment as well as for each additional segment created as the result of an increase in the Specified Amount. For the purposes of calculating the cost of insurance charges, the policy value is allocated to the initial Specified Amount. If the Policy Value exceeds the initial Specified Amount, the excess will be allocated to the increases in Specified Amount in the order of the increases.

PERFORMANCE INFORMATION

We may provide performance information for the investment funds offered as investment options under the Policy. The performance information for the funds does not reflect expenses that apply to the Separate Account or the Policy. Inclusion of these charges would reduce the performance information.

EXPERTS

The financial statements of the Company (i) as of December 31, 2020 and 2021 and for each of the two years in the period ended December 31, 2021 and (ii) as of December 31, 2019 and for each of the two years in the period ended December 31, 2020,2019 and for the financial statements and financial highlights of the Separate Account of the Company as of December 31, 20202021 and for the periods indicated, included in this SAI constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is at 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103 .

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the consolidated financial statements of Penn Mutual are incorporated into this SAI by reference to the Separate Account’s most recent Form N-VPFS filed with the SEC. The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policy.

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STATEMENT OF ADDITIONAL INFORMATION

FOR

DIVERSIFIED ADVANTAGE VUL

a flexible premium adjustable variable life insurance policy with index-linked options issued by

THE PENN MUTUAL LIFE INSURANCE COMPANY

and funded through

PENN MUTUAL VARIABLE LIFE ACCOUNT I

The Penn Mutual Life Insurance Company

PO Box 178, Philadelphia, PA 19105

800-523-0650

May 1, 2022

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with our Diversified Advantage VUL prospectus dated May 1, 2022. A copy of the prospectus for the Policy is available, without charge, by writing to The Penn Mutual Life Insurance Company, Customer Service Group, PO Box 178, Philadelphia, Pennsylvania, 19105. Or, you may call, toll free, 1-800-523-0650, or access our website at www.pennmutual.com.

PENN MUTUAL LIFE INSURANCE COMPANY

The Penn Mutual Life Insurance Company (“Penn Mutual or the “Company”) is a Pennsylvania mutual life insurance company, chartered in 1847. We are licensed to sell insurance in 49 states and the District of Columbia. Our corporate headquarters are located at 600 Dresher Road, Horsham, Pennsylvania 19044, a suburb of Philadelphia. Our mailing address is The Penn Mutual Life Insurance Company, PO Box 178, Philadelphia, Pennsylvania 19105.

Penn Mutual Variable Life Account I

We established Penn Mutual Variable Life Account I as a separate investment account under Pennsylvania law on January 27, 1987. The Separate Account is registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and qualifies as a “separate account” within the meaning of the federal securities laws.

SERVICES

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Separate Account.

ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE POLICY AND THE REGISTRANT

Purchase of Shares in the Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

The value of accumulation units in the subaccounts of the Separate Account is determined by multiplying the accumulation unit value for the prior valuation period by the net investment factor for the current valuation period.

The net investment factor is an index used to measure the investment performance of each subaccount from one valuation period to the next. The net investment factor is determined by dividing (a) by (b), where

(a)

is the net asset value per share of the fund held in the subaccount, as of the end of the current valuation period, plus the per share amount of any dividend or capital gain distributions by the fund if the ex-dividend date occurs in the valuation period; and

(b)	is the net asset value per share of the fund held in the subaccount as of the end of the last prior valuation period.

Assignment

You may assign the policy while it is in force during the life of the insured. Your rights, and the rights of any beneficiary, will be subject to the rights of an assignee under the terms of an assignment. We will not be bound by any assignment until you provide a signed form, that we have either provided or find acceptable, and the form has been filed at the home office. Unless you specify otherwise, the assignment will take effect as of the date you signed the form, subject to any action we have taken prior to the time that the assignment is received at the home office. We are not responsible for the effect or the validity of any assignment.

Misstatement of Age or Gender

If the insured’s age or gender has been misstated, we will adjust the proceeds payable under the policy based on what the last monthly charges would have purchased at the correct age or gender.

Incontestability

After a policy has been in force during the insured’s lifetime for two years from the Date of Issue, we may not contest the policy, except in the case of fraud. However, if there has been a policy change or

2

reinstatement for which we required evidence of insurability, we may contest that policy change or reinstatement for two years with respect to information provided at that time, during the lifetime of the insured, from the effective date of the policy change or reinstatement.

Suicide

If the insured, whether sane or insane, dies by suicide, within two years of the Date of Issue, our liability will be limited to an amount equal to the premiums paid for the policy less any policy loan and partial withdrawals. If there has been a policy change or reinstatement for which we required evidence of insurability, and if the insured dies by suicide within two years from the effective date of the policy change or reinstatement, our liability with respect to the policy change or reinstatement will be limited to an amount equal to the portion of the monthly charges associated with that policy change or reinstatement.

Non-Principal Risks

In addition to the section of the prospectus on the principal risks of investing in the policy, risks are disclosed separately in each of the appropriate sections of the prospectus.

FEDERAL INCOME TAX CONSIDERATIONS

The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based on Penn Mutual’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the “IRS”). No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the IRS.

Tax Status of The Policy

To qualify as a life insurance contract for federal income tax purposes, the Policy must meet the definition of a life insurance contract which is set forth in Section 7702 of the Internal Revenue Code of 1986, as amended (the “Code”). Section 7702 was amended by U.S. federal tax legislation that was enacted on December 22, 2017. Certain aspects of the legislation are currently uncertain and future administrative guidance or legislation may result in additional changes. The manner in which Section 7702 should be applied to certain features of the Policy offered in its prospectus is not directly addressed by Section 7702 or any guidance issued to date under Section 7702. Nevertheless, Penn Mutual believes it is reasonable to conclude that the Policy will meet the Section 7702 definition of a life insurance contract. In the absence of final regulations or other pertinent interpretations of Section 7702, however, there is necessarily some uncertainty as to whether the Policy will meet the statutory life insurance contract definition, particularly if it insures a substandard risk. If the Policy were determined not to be a life insurance contract for purposes of Section 7702, such contract would not provide most of the tax advantages normally provided by a life insurance contract.

If it is subsequently determined that the Policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to comply with Section 7702. For these reasons, we reserve the right to restrict policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of each subaccount of the Separate Account must be “adequately diversified” in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The funds in which each subaccount of the Separate Account may invest are owned exclusively by the Separate Account and certain other qualified investors. As a result, the Separate Account expects to be able to look through to the funds’ investments in order to establish that each subaccount is “adequately diversified”. It is expected that each

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underlying fund will comply with the diversification requirement applicable to the subaccounts as though the requirement applied to that underlying fund. Penn Mutual believes that the Separate Account will meet the diversification requirement, and Penn Mutual will monitor continued compliance with this requirement.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of the related separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is considered the owner of separate account assets, income and gain from the assets would be includable in the variable contract owner’s gross income. The Treasury Department has indicated that in regulations or revenue rulings under Section 817(d), (relating to the definition of a variable contract), it will provide guidance on the extent to which contract owners may direct their investments to particular subaccounts without being treated as owners of the underlying shares. The Internal Revenue Service (“IRS”) has issued Revenue Ruling 2003-91 in which it ruled that the ability to choose among as many as 20 subaccounts and make not more than one transfer per 30-day period without charge did not result in the owner of the Policy being treated as the owner of the assets in the subaccount under the investment control doctrine.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in Revenue Ruling 2003-91 and other rulings in which it was determined that policy owners were not owners of the subaccount assets. It is possible that these differences could result in Policy owners being treated as the owners of the assets of the subaccounts under the Policy. We, therefore, reserve the right to modify the Policy as necessary to attempt to prevent the owners of the Policy from being considered the owners of a pro rata share of the assets of the subaccounts under the Policy. In addition, it is possible that if regulations or additional rulings are issued, the contract may need to be modified to comply with them.

Tax Qualification

For the Diversified Advantage VUL policy to be treated as a life insurance contract under the Code, it must pass one of two tests — a cash value accumulation test or a guideline premium/cash value corridor test. At the time of issuance of the Policy, you choose which test you want to be applied. It may not thereafter be changed. If you do not choose the test to be applied to your Policy, the Guideline Premium/Cash Value Corridor Test will be applied.

•	Cash Value Accumulation Test — Under the terms of the Policy, the policy value may not at any time exceed the net single premium cost (at any such time) for the benefits promised under the Policy.

•

Guideline Premium/Cash Value Corridor Test — The Policy must at all times satisfy a guideline premium requirement and a cash value corridor requirement. Under the guideline premium requirement, the sum of the premiums paid under the Policy may not at any time exceed the greater of the guideline single premium or the sum of the guideline level premiums, for the benefits promised under the Policy. Under the cash value corridor requirement, the death benefit at any time must be equal to or greater than the applicable percentage of policy value specified in the Code.

The Cash Value Accumulation Test does not limit the amount of premiums that may be paid under the Policy. If you desire to pay premiums in excess of those permitted under the Guideline Premium/Cash Value Corridor Test, you should consider electing to have your Policy qualify under the Cash Value Accumulation Test. However, any premium that would increase the net amount at risk is subject to evidence of insurability satisfactory to us. Required increases in the minimum death benefit due to growth in the policy value will generally be greater under the Cash Value Accumulation Test than under the Guideline Premium/Cash Value Corridor Test.

The Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid under the Policy. If you do not desire to pay premiums in excess of those permitted under Guideline Premium/Cash Value Corridor Test limitations, you should consider electing to have your Policy qualify under the Guideline Premium/Cash Value Corridor Test.

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The following discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

We believe that the proceeds and cash value increases of the Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Modified Endowment Contracts

The Code establishes a class of life insurance contracts designated as “modified endowment contracts,” which applies to policies entered into or materially changed after June 20, 1988.

Due to the Policy’s flexibility, classification as a modified endowment contract will depend on the individual circumstances of the Policy. In general, the Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven policy years exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. The determination of whether the Policy will be a modified endowment contract after a material change generally depends upon the relationship of the death benefit and policy value at the time of such change and the additional premiums paid in the seven years following the material change. We will endeavor to notify you on a timely basis if we believe you have exceeded this limit and the Policy has become a modified endowment contract under the Code.

All policies that we or our affiliate issue to the same owner during any calendar year, which are treated as modified endowment contracts, are treated as one modified endowment contract for purposes of determining the amount includable in gross income under Section 72(e) of the Code.

The rules relating to whether the Policy will be treated as a modified endowment contract are complex and make it impracticable to adequately describe in the limited confines of this summary. Therefore, you should consult with a competent adviser to determine whether the Policy transaction will cause the Policy to be treated as a modified endowment contract.

Distributions from Policies Classified as Modified Endowment Contracts

Policies classified as a modified endowment contract will be subject to the following tax rules. First, all distributions, including distributions upon surrender and partial withdrawals from the Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the Policy (described below) at such time. Second, loans taken from, or secured by, such a Policy are treated as distributions from the Policy and taxed accordingly. Past due loan interest that is added to the loan amount will be treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, the Policy that is included in income except where the distribution or loan is made on or after the owner attains age 59 1/2, is attributable to the owner becoming disabled (as determined under the Code), or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of the owner and the owner’s beneficiary.

Distributions from Policies Not Classified as Modified Endowment Contracts

Distributions from a Policy that is not classified as a modified endowment contract, are generally treated as first recovering the investment in the Policy (described below) and then, only after the return of all such investment in the Policy, as distributions of taxable income. Amounts borrowed under the Policy also are not generally subject to federal income tax at the time of the borrowing. An exception to this general rule occurs in the case of a decrease in the Policy’s death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the owner in order for the Policy to continue complying with the Section 7702 definitional limits. The application of these

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rules may vary depending on whether the change occurs in the first five years after the Policy is issued. Such a cash distribution may be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, the Policy that is not classified as a modified endowment contract are subject to the 10 percent additional tax.

Policy Loan Interest

Generally, personal interest paid on a loan under the Policy which is owned by an individual is not deductible. In addition, interest on any loan under the Policy owned by a taxpayer and covering the life of any individual will generally not be tax deductible. The deduction of interest on policy loans may also be subject to the restrictions of Section 264 of the Code. An owner should consult a competent tax adviser before deducting any interest paid in respect of a Policy loan.

Investment in the Policy

Investment in the Policy means: (i) the aggregate amount of any premiums or other consideration paid for the Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the owner (except that the amount of any loan from, or secured by, the Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any loan from, or secured by, the Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the owner.

Tax Consequences of the Option to Extend the Maturity Date

The option to extend the Maturity Date that we offer allows the policy owner to extend the original maturity date by 20 years. An extension of maturity could have adverse tax consequences. Before you exercise your rights under this option, you should consult with a competent tax adviser regarding the possible tax consequences of an extension of maturity.

Disposition of the Policy

The disposition of your Policy will likely have federal income tax consequences. The amount and character of any gain or income recognized in connection with a disposition may vary, depending on the nature of the disposition, your investment in the contract, premiums paid, and other factors. You should consult your tax adviser prior to any disposition.

Certain Information Reporting

Code section 6050Y requires information reporting for certain life insurance policy transactions. A return must be filed by every person who acquires a life insurance contract or any interest in a life insurance contract in a reportable policy sale. A reportable policy sale is generally the acquisition of an interest in a life insurance contract, directly or indirectly, if the acquirer has no substantial family, business, or financial relationship with the insured. The buyer must file the return required under Section 6050Y with the IRS and furnish copies of the return to the insurance company that issued the contract and the seller.

Other Tax Considerations

The transfer of the Policy or the designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. For example, the transfer of the Policy to, or the designation as beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation of the owner, may have generation skipping transfer tax considerations under Section 2601 of the Code.

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A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a taxpayer who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, amounts received under annuities or life insurance contracts that are includable in gross income are generally considered net investment income.

The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state and local transfer taxes may be imposed. Consult with your tax adviser for specific information in connection with these taxes.

The foregoing is a summary of the federal income (and, where noted, non-income) tax considerations associated with the Policy and does not purport to cover all possible situations. The summary is based on our understanding of the present federal income tax laws as they are currently interpreted by the IRS. The summary is not intended as tax advice. No representation is made as to the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS.

SALE OF THE POLICY

Hornor, Townsend & Kent, LLC (“HTK”), a wholly-owned subsidiary of Penn Mutual, acts as a principal underwriter of the Policies on a continuous basis. HTK, located at 600 Dresher Road, Horsham, Pennsylvania 19044, was organized as a Pennsylvania corporation on March 13, 1969. The offering is on a continuous basis. HTK also acts as principal underwriter for (1) Penn Mutual Variable Annuity Account III, a separate account also established by Penn Mutual, (2) Penn Insurance and Annuity Variable Life Account I, a separate account established by The Penn Insurance and Annuity Company, a wholly-owned subsidiary of Penn Mutual ((“PIA”), and (3) PIA Variable Annuity Account I, also a separate account established by PIA. HTK is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority.

Penn Mutual compensated HTK in the approximate amounts of $3,329, and $7,277 for the fiscal years ending December 31, 2020 and 2021, respectively, for its services as principal underwriter. Diversified Advantage VUL was newly offered in October 2019, and therefore no amounts were payable to HTK for the fiscal year ending December 31, 2019.

ADDITIONAL INFORMATION ABOUT CHARGES

Underwriting Procedures

Underwriting is prescribed at the individual level, based on analysis of the individual insured. Current cost of insurance charges will vary based on the insured’s risk class.

•	For the policies, the maximum cost of insurance charges are based on the 2017 Commissioners Standard Ordinary Male/Female Composite Ultimate Mortality Table, Age Nearest Birthday.

Increases in Specified Amount

Additional coverage acquired in accordance with an increase in Specified Amount will incur additional cost of insurance charges and an expense charge per $1,000 of the increased Specified Amount. Following an increase in Specified Face Amount, the cost of insurance charge and the expense charge is determined separately for the initial coverage segment as well as for each additional coverage segment created as the result of an increase in the Specified Amount. For the purposes of calculating the cost of insurance charges, the policy value is allocated to the initial Specified Amount. If the Policy Value exceeds the initial Specified Amount, the excess will be allocated to the increases in Specified Amount in the order of the increases.

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PERFORMANCE INFORMATION

We may provide performance information for the investment funds offered as investment options under the Policy. The performance information for the funds does not reflect expenses that apply to the Separate Account or the Policy. Inclusion of these charges would reduce the performance information.

EXPERTS

The financial statements of the Company (i) as of December 31, 2020 and 2021 and for each of the two years in the period ended December 31, 2021 and (ii) as of December 31, 2019 and for each of the three years in the period ended December 31, 2020,2019 and for the financial statements and financial highlights of the Separate Account of the Company as of December 31, 2021 and for the periods indicated, included in this SAI constituting part of this Registration Statement, have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP’s principal business address is at 2001 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103.

FINANCIAL STATEMENTS

The financial statements of the Separate Account and the statutory financial statements of the Company are incorporated into this SAI by reference to the Separate Account’s most recent Form N-VPFS filed with the SEC. The consolidated financial statements of Penn Mutual should be distinguished from any financial statements of the Separate Account and should be considered only as bearing upon Penn Mutual’s ability to meet its obligations under the Policy.

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Part C

Other Information

Item 30: Exhibits

(a)(1)

Resolution of the Board of Trustees of The Penn Mutual Life Insurance Company establishing Penn Mutual Variable Life Account I (the “Registrant”). Incorporated herein by reference to Exhibit A(1)(a) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 033-87276), as filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(a)(2)

Resolution of the Executive Committee of the Board of Trustees of The Penn Mutual Life Insurance Company relating to investments of the Registrant. Incorporated herein by reference to Exhibit A(1)(b) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 033-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(b)	Not applicable.

(c)(1)

Distribution Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, LLC. Incorporated herein by reference to Exhibit A(3)(a)(1) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 033-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(c)(2)

Sales Support Agreement between The Penn Mutual Life Insurance Company and Hornor, Townsend & Kent, LLC. Incorporated herein by reference to Exhibit A(3)(a)(2) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 033-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(c)(3)

Form of Agent’s Agreement relating to broker-dealer supervision. Incorporated herein by reference to Exhibit 3(c) to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

(c)(4)

Form of Broker-Dealer Selling Agreement (for broker-dealers licensed to sell variable annuity contracts and/or variable life insurance contracts under state insurance laws). Incorporated herein by reference to Exhibit 3(d) to Pre-Effective Amendment No. 1 to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on November 30, 1998 (EDGAR Accession No. 0001036050-98-002055).

(c)(5)

Form of Broker-Dealer Selling Agreement (for broker-dealers with affiliated corporations licensed to sell variable annuity contracts and/or variable life insurance policies under state insurance laws, and companion Form of Corporate Insurance Agent Selling Agreement). Incorporated herein by reference to Exhibit 3(e) to Pre-Effective Amendment No. 1 to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on November 30, 1998 (EDGAR Accession No. 0001036050-98-002055).

(c)(6)

Schedule of Sales Commissions. Incorporated herein by reference to Exhibit A(3)(c) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 033-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(1)

Specimen Flexible Premium Adjustable Variable Life Insurance Policy (VU-90(S)). Incorporated herein by reference to Exhibit A5(a) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

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(d)(2)

Specimen Flexible Premium Adjustable Variable Life Insurance Policy (Sex distinct) (VU-99(S)). Incorporated herein by reference to Exhibit A5(b) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(3)

Specimen Flexible Premium Adjustable Variable Life Insurance Policy (Unisex) (VU-99(U)). Incorporated herein by reference to Exhibit A5(c) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(4)

Additional Insured Term Insurance Agreement Rider. Incorporated herein by reference to Exhibit A5(b) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(5)

Rider – Additional Insured Term Insurance Agreement (Sex distinct) (AIR-06(S)). Incorporated herein by reference to Exhibit (d)(5) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(d)(6)

Rider – Additional Insured Term Insurance Agreement (Unisex) (AIR-06(U)). Incorporated herein by reference to Exhibit (d)(6) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(d)(7)

Rider – Children’s Term Insurance Agreement (CTIA-06). Incorporated herein by reference to Exhibit (d)(7) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(d)(8)

Accidental Death Benefit Agreement Rider. Incorporated herein by reference to Exhibit A5(d) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(9)

Disability Waiver of Monthly Deduction and Disability Monthly Premium Deposit Agreement Rider. Incorporated herein by reference to Exhibit A5(e) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(10)

Disability Waiver of Monthly Deduction Agreement Rider. Incorporated herein by reference to Exhibit A5(f) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(11)

Guaranteed Continuation of Policy Agreement Rider. Incorporated herein by reference to Exhibit A5(g) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(12)

Guaranteed Option to Increase Specified Amount Agreement Rider. Incorporated herein by reference to Exhibit A5(h) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(13)

Supplemental Term Insurance Agreement Rider. Incorporated herein by reference to Exhibit A5(i) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

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(d)(14)

Flexible Premium Adjustable Variable Life Insurance Policy (revised) (VU-94(S)). Incorporated herein by reference to Exhibit A5(j) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(15)

Flexible Periodic Supplemental Term Insurance Agreement Rider. Incorporated herein by reference to Exhibit A5(k) to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000880).

(d)(16)

Option to Extend the Maturity Date. Incorporated herein by reference to Exhibit A5(n) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(17)

Option to Extend the Maturity Date. Incorporated herein by reference to Exhibit A5(o) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(18)

Return of Premium Term Insurance Agreement. Incorporated herein by reference to Exhibit A5(p) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(19)

Return of Premium Term Insurance Agreement. Incorporated herein by reference to Exhibit A5(q) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(20)

Rider – Return of Premium Term Insurance Agreement (ROP-06(S)). Incorporated herein by reference to Exhibit (d)(20) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(d)(21)

Rider – Return of Premium Term Insurance Agreement (ROP-06(U)). Incorporated herein by reference to Exhibit (d)(21) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(d)(22)

Supplemental Exchange Agreement. Incorporated herein by reference to Exhibit A5(r) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(23)

Endorsement — Business Accounting Benefit (1707-01). Incorporated herein by reference to Exhibit A5(s) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(24)

Endorsement — Cost of Insurance. Incorporated herein by reference to Exhibit A5(t) to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on May 3, 1999 (EDGAR Accession No. 0000950116-99-000884).

(d)(25)

Flexible Premium Adjustable Variable Life Insurance Policy (VU – 01(S)) (Cornerstone IV). Incorporated herein by reference to Exhibit A(5)(u) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on January 8, 2001 (EDGAR Accession No. 0000950116-01-000034).

(d)(26)

Flexible Premium Adjustable Variable Life Insurance Policy (VU – 01(U)) (Cornerstone IV). Incorporated herein by reference to Exhibit A(5)(v) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on January 8, 2001 (EDGAR Accession No. 0000950116-01-000034).

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(d)(27)

Flexible Premium Adjustable Indexed Variable Life Insurance Policy (Sex-distinct) (VU-08(S)) (Diversified Growth). Incorporated herein by reference to Exhibit (d)(27) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(d)(28)

Flexible Premium Adjustable Indexed Variable Life Insurance Policy (Unisex) (VU-08(U)) (Diversified Growth). Incorporated herein by reference to Exhibit (d)(28) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(d)(29)

Rider Supplemental Term Insurance Agreement (SLTI – 01(S)). Incorporated herein by reference to Exhibit A(5)(w) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on January 8, 2001 EDGAR Accession No. 0000950116-01-000034).

(d)(30)

Rider Supplemental Term Insurance Agreement (SLTI – 01(U)). Incorporated herein by reference to Exhibit A(5)(x) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on January 8, 2001 (EDGAR Accession No. 0000950116-01-000034).

(d)(31)

Rider – Supplemental Term Insurance Agreement (SLTI-8(S)). Incorporated herein by reference to Exhibit (d)(31) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(d)(32)

Rider – Supplemental Term Insurance Agreement (SLTI-08(U)). Incorporated herein by reference to Exhibit (d)(32) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(d)(33)

Overloan Protection Benefit Agreement. Incorporated herein by reference to Exhibit (d)(25) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 29, 2005 (EDGAR Accession No. 0000950116-05-001568).

(d)(34)

Optional Guaranteed Minimum Withdrawal Benefit. Incorporated herein by reference to Exhibit (d)(26) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 28, 2006 (EDGAR Accession No. 0000950116-06-001371).

(d)(35)

Accelerated Death Benefit Agreement. Incorporated herein by reference to Exhibit (d)(27) to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 28, 2006 (EDGAR Accession No. 0000950116-06-001371).

(d)(36)

Rider – Accelerated Benefit – Chronic Illness (ICC15-ABCI). Incorporated herein by reference to Exhibit (d)(36) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(d)(37)

Rider – Cash Value Enhancement Agreement (CVER-08). Incorporated herein by reference to Exhibit (d)(37) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(d)(38)

Rider Extended No-Lapse Guarantee Agreement (ENGL-08(S)). Incorporated herein by reference to Exhibit (d)(38) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(d)(39)

Rider Extended No-Lapse Guarantee Agreement (ENGL-08(U)). Incorporated herein by reference to Exhibit (d)(39) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

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(d)(40)

Flexible Premium Adjustable Variable Life Insurance Policy with Index-Linked Options (ICC19-VFL). Incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(d)(41)

Rider – Accidental Death Benefit (ICC12-ADB). Incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(d)(42)

Rider – Waiver of Surrender Charges (ICC12-WSC). Incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(d)(43)

Rider – Disability Waiver of Stipulated Premium (ICC12-WSP). Incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(d)(44)

Rider – Accelerated Benefit – Chronic Illness (ICC15-ABCI). Incorporated herein by reference to Exhibit (d)(5) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(d)(45)

Rider – Accelerated Death Benefit for Terminal Condition (ICC17-ACDB). Incorporated herein by reference to Exhibit (d)(6) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(d)(46)

Rider – Additional Insured Term Insurance (ICC19-AITI). Incorporated herein by reference to Exhibit (d)(7) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(d)(47)

Rider – Children’s Term Insurance (ICC19-CTI). Incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(d)(48)

Rider – Cash Value Enhancement (ICC19-CVER). Incorporated herein by reference to Exhibit (d)(9) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(d)(49)

Rider – Extended No-Lapse Guarantee (ICC19-ENLG). Incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(d)(50)

Rider – Guaranteed Increase Option (ICC19-GIO). Incorporated herein by reference to Exhibit (d)(11) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(d)(51)

Rider – Overloan Protection Benefit (ICC19-OPB). Incorporated herein by reference to Exhibit (d)(12) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(d)(52)

Rider – Supplemental Term Insurance (ICC19-STI). Incorporated herein by reference to Exhibit (d)(13) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(d)(53)

Rider – Supplemental Exchange (ICC12-SE). Incorporated herein by reference to Exhibit (d)(14) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

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(d)(54)

Rider – Disability Waiver of Monthly Deductions (ICC19-WMD). Incorporated herein by reference to Exhibit (d)(15) to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on July 17, 2019 (EDGAR Accession No. 0001193125-19-195658).

(e)(1)

Application Form for Flexible Premium Adjustable Life Insurance. Incorporated herein by reference to Exhibit A(1)(b) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(e)(2)

Supplemental Application Form for Flexible Premium Adjustable Variable Life Insurance. Incorporated herein by reference to Exhibit A(1)(b) to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form S-6 (File No. 33-87276), as filed with the SEC on April 30, 1999 (EDGAR Accession No. 0000950116-99-000867).

(e)(3)

Application Form for Individual Life Insurance COMPACT (Form PM1143COM). Incorporated herein by reference to Exhibit (e)(3) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(e)(4)

Application Form for Life Insurance. Incorporated herein by reference to Exhibit (e) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on October 21, 2019 (EDGAR Accession No. 0001193125-19-270865).

(f)(1)

Charter of the Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 6(a) to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-62811), as filed with the SEC on September 3, 1998 (EDGAR Accession No. 0001036050-98-001504).

(f)(2)

By-Laws of The Penn Mutual Life Insurance Company. Incorporated herein by reference to Exhibit 6(b) to the Registration Statement of Penn Mutual Variable Annuity Account III on Form N-4 (File No. 333-177543), as filed with the SEC on April 13, 2012 (EDGAR Accession No. 0001193125-12-162520).

(g)(1)

Hannover Automatic and Facultative Yearly Reinsurance Agreement, effective March 1, 2015, and all amendments thereto (HA3487). Incorporated herein by reference to Exhibit (g)(1) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(g)(2)

Swiss Automatic Self Administered YRT Reinsurance Agreement, effective March 1, 2015, and all amendments thereto (I553176US-15). Incorporated herein by reference to Exhibit (g)(2) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(g)(3)

Munich Automatic and Facultative YRT Reinsurance Agreement, effective January 1, 2018, and all amendments thereto (T#4345). Incorporated herein by reference to Exhibit (g)(3) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(g)(4)

RGA Automatic/Faculative YRT Reinsurance Agreement, effective January 1, 2018, and all amendments thereto (15782). Incorporated herein by reference to Exhibit (g)(4) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 15, 2019 (EDGAR Accession No. 0001193125-17-106604).

(h)(1)

Sales Agreement between The Penn Mutual Life Insurance Company and Penn Series Funds, Inc. Incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 32 to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 19, 2013 (EDGAR Accession No. 0001193125-13-162523).

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(i)	Not applicable.

(j)	Not applicable.

(k)(1)

Opinion and consent of Franklin L. Best, Jr. Esq., Managing Corporate Counsel, The Penn Mutual Life Insurance Company, dated April 16, 2001, as to the legality of the securities being registered. Incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 14 to the Registrant’s Registration Statement on Form S-6 (File No. 33-54662), as filed with the SEC on April 18, 2001 (EDGAR Accession No. 0000950116-01-000677).

(k)(2)

Opinion and consent of The Penn Mutual Life Insurance Company, as to the legality of the securities being registered. Incorporated herein by reference to Exhibit (k) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on October 21, 2019 (EDGAR Accession No. 0001193125-19-270865).

(l)	Not applicable.

(m)	Not applicable.

(n)(1)	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, is filed herewith.

(n)(2)	Consent of Counsel, Morgan, Lewis & Bockius LLP, is filed herewith.

(o)	Not applicable.

(p)	Not applicable.

(q)

Amended and Restated Memorandum describing issuance, transfer and redemption procedures. Incorporated herein by reference to Exhibit (q) to the Registrant’s Registration Statement on Form N-6 (File No. 033-54662), as filed with the SEC on April 29, 2005 (EDGAR Accession No. 0000950116-05-001570).

(r)	Not applicable.

(s)(1)

Powers of Attorney of Messrs. Robert H. Rock, James S. Hunt, William C. Goings and Gerard P. Cuddy and Mses. Charisse R. Lillie, Eileen C. McDonnell, Helen P. Pudlin, Susan D. Waring and Carol J. Johnson each dated April 12, 2022. Previously filed as Exhibit (p)(1) to Post-Effective Amendment No. 15 to the registration statement for Penn Mutual Variable Annuity Account III on April 22, 2022 (File No. 333-177543 and Accession No. 0001193125-22-114870) and incorporated herein by reference.

Item 31: Directors and Officers of the Depositor

The following table sets forth the names of the executive officers of Penn Mutual and the officers and trustees of Penn Mutual who are engaged directly or indirectly in activities relating to the Separate Account or the Policies offered by the Separate Account. Unless otherwise noted, the principal business address of each of the trustees and officers is The Penn Mutual Life Insurance Company, Horsham, Pennsylvania 19044.

Board of Trustees

Name and Principal Business Address	Position and Offices with Depositor
Eileen C. McDonnell	Trustee, Chairman of the Board

David M. O’Malley	Trustee, President and Chief Executive Officer

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Gerard P. Cuddy	Trustee of Penn Mutual

William C. Goings	Trustee of Penn Mutual

James S. Hunt	Trustee of Penn Mutual

Carol J. Johnson	Trustee of Penn Mutual

Charisse R. Lillie	Trustee of Penn Mutual

Helen P. Pudlin	Trustee of Penn Mutual

Robert H. Rock	Trustee of Penn Mutual

Susan D. Waring	Trustee of Penn Mutual

Officers

Name	Position and Offices with Depositor
Ann-Marie Mason	Chief Legal Officer and Corporate Secretary

David M. O’Malley	President and Chief Executive Officer

Victoria M. Robinson	Chief Ethics and Compliance Officer

David M. Raszeja	Chief Financial Officer and Treasurer

Item 32: Persons Controlled By or Under Common Control with the Depositor or Registrant

Penn Mutual established Penn Mutual Variable Life Account I as a separate investment account under Pennsylvania law on January 27, 1987.

Penn Mutual Wholly-Owned Subsidiaries as of December 31, 2021

Corporation	Principal Business	State of Incorporation
The Penn Insurance and Annuity Company	Life Insurance and Annuities	Delaware

Penn Mutual Asset Management, LLC	Investment Adviser	Pennsylvania

Penn Series Funds, Inc.	Investment Company	Maryland

Penn Mutual Payroll Administration, LLC	Payroll	Pennsylvania

Independence Square Properties, LLC*	Holding Company	Delaware

Hornor, Townsend & Kent, LLC	Registered Broker-Dealer and Investment Adviser	Pennsylvania

Vantis Life Insurance Company	Life Insurance	Connecticut

The Penn Insurance and Annuity Company of New York (a NY Corporation)	Life Insurance	New York

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*	Independence Square Properties, LLC is 94.48% owned by Penn Mutual and 5.52% owned by The Penn Insurance and Annuity Company.

Penn Mutual Asset Management, LLC Wholly-Owned Subsidiary

Corporation	Principal Business	State of Incorporation
HLS I, LLC	Special Purpose Vehicle	Delaware

Penn Insurance and Annuity Company Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
PIA Reinsurance Company of Delaware I	Reinsurance	Delaware

Dresher Run I, LLC	Holding Company	Delaware

Independence Square Properties, LLC Wholly-Owned Subsidiary

Corporation	Principal Business	State of Incorporation
Janney Montgomery Scott LLC	Registered Broker-Dealer and Investment Adviser	Delaware

Janney Montgomery Scott LLC Wholly-Owned Subsidiaries

Corporation	Principal Business	State of Incorporation
JMS Resources, Inc.	Investments	Pennsylvania

Janney Capital Management, LLC	Investments	Delaware

Janney Trust Company, LLC	Investments	New Hampshire

JMS Resources, Inc. Wholly-Owned Subsidiary

Corporation	Principal Business	State of Incorporation
Janney Private Equity Company, Inc.	Investments	Delaware

Hornor, Townsend & Kent, LLC Wholly-Owned Subsidiary

Corporation	Principal Business	State of Incorporation
HTK Insurance Agency, LLC	Insurance Agents or Brokers	Pennsylvania

All subsidiaries listed above are included in the Registrant’s consolidated financial statements.

Item 33. Indemnification

Section 6.2 of the By-Laws of The Penn Mutual Life Insurance Company (“Penn Mutual” or the “Company”) provides that, in accordance with the provisions of the Section, the Company shall indemnify trustees and officers against expenses (including attorneys’ fees), judgments, fines, excise taxes and amounts paid in settlement actually incurred in connection with actions, suits and proceedings, to the extent such indemnification is not prohibited by law, and may provide other indemnification to the extent not prohibited by law. The By-Laws are filed as Exhibit 6(b) to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 of Penn Mutual Variable Annuity Account III filed April 13, 2012 (File No. 333-177543).

9

Pennsylvania law (15 Pa. C.S.A. §§ 1741-1750) authorizes Pennsylvania corporations to provide indemnification to directors, officers and other persons. Penn Mutual owns a directors and officers liability insurance policy covering liabilities that trustees and officers of Penn Mutual and its subsidiaries may incur in acting as trustees and officers.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34: Principal Underwriters

Hornor, Townsend & Kent, LLC serves as principal underwriters of the securities of the Registrant. Hornor Townsend & Kent, LLC also serves as distributor of variable annuity and variable life policies issued through Penn Mutual Variable Annuity Account III, a separate account of Penn Mutual and PIA Variable Annuity Account I and PIA Variable Life Account I each a separate account established by The Penn Insurance and Annuity Company.

Hornor, Townsend & Kent, LLC — Board of Managers*

David M. O’Malley	Manager and Chairman of the Board
Aaron J. Gordon	Manager, President
Thomas H. Harris	Manager
Karthick Dalawai	Manager
Victoria M. Robinson	Manager, Chief Compliance Officer
Keith G. Huckerby	Manager

Hornor, Townsend & Kent, LLC — Officers*

Victoria M. Robinson	Chief Compliance Officer
Ann-Marie Mason	Chief Legal Officer and Corporate Secretary
Cristina M. Leder	Treasurer, Financial and Operations Principal
Tiffany MacLean	Anti-Money Laundering Officer
Jessica F. Swarr	Assistant Vice President, Corporate Tax

*	The principal business address of the managers and officers is The Penn Mutual Life Insurance Company, Horsham, Pennsylvania 19044.

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Commissions and Other Compensation Received by Each Principal Underwriter during the last Fiscal Year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
Hornor, Townsend & Kent, LLC	$8,037	$0	$0	$0

Item 35: Location of Accounts and Records

The name and address of the person who maintains physical possession of each account, book or other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, is as follows:

The Penn Mutual Life Insurance Company

600 Dresher Road

Horsham, Pennsylvania 19044

Item 36: Management Services

Not applicable.

Item 37: Fee Representation

The Penn Mutual Life Insurance Company represents that the fees and charges deducted under the Flexible Premium Adjustable Variable Life Insurance Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

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SIGNATURES

As required by the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the 1933 Act and that it has duly caused this Post-Effective Amendment No. 45 to the Registration Statement on Form N-6 to be signed on its behalf, by the undersigned, thereunto duly authorized in the Township of Horsham and Commonwealth of Pennsylvania on this 22nd day of April, 2022.

PENN MUTUAL VARIABLE LIFE ACCOUNT I (Registrant)

THE PENN MUTUAL LIFE INSURANCE COMPANY (Depositor)

By:	/s/ David M. O’Malley
David M. O’Malley
President and Chief Executive Officer

As required by the 1933 Act, this Post-Effective Amendment No. 45 to the Registration Statement on Form N-6 has been signed below by the following persons, in the capacities indicated, on the 22nd day of April, 2022.

Signature	Title

/s/ David M. O’Malley	President and Chief Executive Officer
David M. O’Malley

/s/ David Raszeja	Chief Financial Officer and Treasurer
David Raszeja

*GERARD P. CUDDY	Trustee

*JAMES S. HUNT	Trustee

*WILLIAM C. GOINGS	Trustee

*CAROL J. JOHNSON	Trustee

*CHARISSE R. LILLIE	Trustee

*EILEEN C. MCDONNELL	Trustee

*HELEN P. PUDLIN	Trustee

*ROBERT H. ROCK	Trustee

*SUSAN D. WARING	Trustee

*By: /s/ David M. O’Malley
David M. O’Malley, attorney-in-fact

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Exhibit Index

Exhibit Number	Exhibit:

EX-99.N1	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP

EX-99.N2	Consent of Counsel, Morgan, Lewis & Bockius LLP

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